United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Tempest Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2000 Sierra Point Parkway, Suite 400
Brisbane, CA 94005
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On January 27, 2026 at 1:00 p.m. Pacific Time
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of TEMPEST THERAPEUTICS, INC., a Delaware corporation (the “Company”). The Annual Meeting will be held on January 27, 2026 at 1:00 p.m., Pacific Time and will be a virtual stockholder meeting through which you can listen to the meeting, submit questions and vote online, for the following purposes:
1.	To elect the Board’s Class I nominee, Geoff Nichol, to the Board of Directors to hold office until the 2028 Annual Meeting of Stockholders;
2.	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement;
3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025;
4.	To approve the Company’s limited duration stockholder rights plan, as amended;
5.
To approve the issuance of 8,268,495 shares of the Company’s common stock in satisfaction of the Company’s obligations under that certain asset purchase agreement, dated November 19, 2025, by and among the Company, Erigen LLC and Factor Bioscience Inc., for purposes of Nasdaq Stock Market Rules 5635(a) and 5635(b);

6.
To approve an amendment to the Company’s Amended and Restated 2023 Equity Incentive Plan to increase the number of shares of the Company’s common stock issuable under such plan by 1,410,000 shares; and

7.	To conduct any other business properly brought before the meeting.
These items of business are more fully described in the accompanying proxy statement.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/TPST2025 and entering the control number included in the proxy card in the enclosed proxy materials. You will not be able to attend the Annual Meeting in person.

The record date for the Annual Meeting is December 4, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Stockholders’ Meeting to Be Held on January 27, 2026 at 1:00 p.m., Pacific Time.

The proxy statement and annual report to stockholders are available at ir.tempesttx.com and www.proxyvote.com.
By Order of the Board of Directors

/s/ Nicholas Maestas
Nicholas Maestas
Corporate Secretary

Brisbane, California
December 31, 2025
You are cordially invited to attend the virtual Annual Meeting. You will not be able to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote online if you attend the virtual Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

i

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 27, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these proxy materials?
We have sent you these proxy materials because the Board of Directors (the “Board” or “Board of Directors”) of Tempest Therapeutics, Inc. (sometimes referred to as the “Company” or “Tempest”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders to be held on January 27, 2026 (the “Annual Meeting”), including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to mail these proxy materials on or about January 6, 2026 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/TPST2025. You will not be able to attend the Annual Meeting in person. Stockholders attending the virtual Annual Meeting will generally be afforded the same rights and opportunities to participate as they would at an in-person meeting.
You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on December 4, 2025 (the “Record Date”), or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/TPST2025 and enter the control number found next to the label “control number” included in the proxy card in the enclosed proxy materials. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your control number or proxy to vote.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
The Annual Meeting will begin promptly at 1:00 p.m. Pacific Time on January 27, 2026. We encourage you to access the Annual Meeting a few minutes before it begins. Online check-in will start approximately 15 minutes before the meeting begins.
What if I cannot find my control number?
If you do not have your control number and you are a registered stockholder, please contact us at cc@tempesttx.com and we will be able to provide your control number to you. If you do not have a control number, you will be able to log-in as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/TPST2025 and register as a guest. If you log-in as a guest, you will not be able to vote your shares or ask questions.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/TPST2025.
Will a list of record stockholders as of the Record Date be available?
A list of our record stockholders as of the close of business on the Record Date will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/TPST2025. In addition, for the 10 days ending on the day prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose during regular business hours. To access the list of record stockholders, stockholders should email cc@tempesttx.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 4,927,161 shares of common stock outstanding and entitled to vote. Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, to ensure your vote is counted, we urge you to vote by proxy by using the enclosed proxy card, or by voting over the telephone or through the internet.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online during the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are six matters scheduled for a vote:
•	Election of the Board’s Class I nominee, Geoff Nichol, to the Board to hold office until the 2028 Annual Meeting of Stockholders (the “Election of Director Proposal” or “Proposal 1”);
•
Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement (the “Advisory Vote on Named Executive Officer Compensation” or “Proposal 2”); and

•
Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal” or “Proposal 3”).

•	Approval of the Company’s limited duration stockholder rights plan, as amended (the “Rights Plan” and such proposal, the “Rights Plan Proposal” or “Proposal 4”).
•
Approval of the issuance of 8,268,495 shares of the Company’s common stock in satisfaction of the Company’s obligations under that certain asset purchase agreement, dated November 19, 2025, by and among the Company, Erigen LLC and Factor Bioscience Inc., for purposes of Nasdaq Stock Market Rules 5635(a) and 5635(b) (the “Nasdaq Proposal” or “Proposal 5”).

•
Approval of an amendment to the Company’s Amended and Restated 2023 Equity Incentive Plan to increase the number of shares of the Company’s common stock issuable under such plan by 1,410,000 shares (the “Incentive Plan Proposal” or “Proposal 6”).

What if another matter is properly brought before the Annual Meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?
For the matter to be voted on, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online during the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online during the meeting even if you have already voted by proxy.
•	To vote online during the meeting, access the Annual Meeting materials by following the instructions you will receive in your email and submit an electronic ballot during the meeting.
•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. To ensure your vote is counted, your telephone vote must be received before 11:59 p.m., Eastern Time on January 26, 2026.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. To ensure your vote is counted, your internet vote must be received before 11:59 p.m., Eastern Time on January 26, 2026.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form. You must also register to attend the meeting at www.virtualshareholdermeeting.com/TPST2025 using the control number as provided by your broker, bank or other agent.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
If you are a holder of our common stock, on each matter to be voted upon, you have one vote for each share of common stock you held as of the close of business on the Record Date.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the Election of Director Proposal, “For” the Advisory Vote on Named Executive Officer Compensation, “For” the Auditor Ratification Proposal, “For” the Rights Plan Proposal, “For” the Nasdaq Proposal and “For” the Incentive Plan Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, Proposals 1, 2, 4, 5 and 6 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 3 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 3.
If you are a beneficial owner of shares held in street name and you do not plan to obtain a proxy from your broker, bank or other agent and vote at the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes”?
A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to at least one “routine” matter but does not vote on “non-routine” matters because you did not provide voting instructions on such matters. These unvoted shares with respect to “non-routine” matters are counted as “broker non-votes.” Only Proposal 3 (the Auditor Ratification Proposal) is considered a routine matter under applicable stock exchange rules, and without your instruction, your broker, bank or other agent may vote your shares in its discretion. Proposals 1, 2, 4, 5 and 6 are considered non-routine under applicable stock exchange rules, and without your instruction, your broker, bank or other agent cannot vote your shares on these matters. Please instruct your broker, bank or other agent so your vote can be counted.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted. In addition, we have hired Sodali & Co. (“Sodali”) to solicit proxies. We expect to pay Sodali a fee of $20,000 plus reasonable expenses for these services.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	submit another properly completed proxy card with a later date;
•	grant a subsequent proxy by telephone or through the internet.
•	send a written notice that you are revoking your proxy to our Corporate Secretary at 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005; or
•	attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and abstentions and, with respect to the other proposals, votes “For” and “Against” and abstentions.
How many votes are needed to approve the proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Director Proposal	Nominees receiving the most “For” votes; withheld votes will have no effect	Not applicable	No effect
2.	Executive Compensation Proposal	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting on such matter	No effect	No effect
3.	Auditor Ratification Proposal	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting on such matter	No effect	Not applicable(1)
4.	Rights Plan Proposal	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting on such matter	No effect	No effect
5.	Nasdaq Proposal	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting on such matter	No effect	No effect
6.	Incentive Plan Proposal	“For” votes from the holders of a majority of the voting power of the votes cast by the holders of all the shares present or represented by proxy at the meeting and voting on such matter	No effect	No effect

(1)
This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the Record Date, there were 4,927,161 shares outstanding and entitled to vote. Thus, the holders of 2,463,581 shares must be present or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How do I ask a question at the Annual Meeting?
Only stockholders of record as of the Record Date may submit questions or comments at the Annual Meeting. If you would like to submit a question, you may do so by joining the virtual meeting at www.virtualshareholdermeeting.com/TPST2025 and typing your question in the box in the meeting portal.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to the start of the Annual Meeting. In accordance with the rules of conduct, we ask that you limit your questions and remarks to those that are relevant to the proposals at the Annual Meeting. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to the proposals at the Annual Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement is available at ir.tempesttx.com.
What is the Rights Plan and why am I being asked to approve it?
On October 10, 2023, our Board declared a dividend of one preferred share purchase right (“Right”) to purchase one-thousandth of one share of our newly designated Preferred Shares (as defined below) for each outstanding share of common stock to the stockholders of record as of the close of business on October 23, 2023 (the “Record Date”), and adopted a limited duration stockholder rights plan (the “Rights Plan”), effective immediately, as set forth in the Rights Agreement, dated as of October 10, 2023 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as Rights Agent. On October 9, 2024, we entered into Amendment No. 1 to the Rights Agreement, which extended the expiration date of the Rights Agreement until immediately following the Annual Meeting or, if the Company’s stockholders approve the Rights Plan at such meeting, to October 10, 2026 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company. Accordingly, the Board is seeking the approval of Proposal 4 to approve the Rights Plan, which will have the effect of extending the Rights Plan until the Final Expiration Date. The Rights may expire at an earlier date if redeemed or exchanged by the Company or upon the occurrence of certain transactions.
Why is the Company proposing the Nasdaq Proposal?
In connection with the transactions (collectively, the “Contemplated Transactions”) contemplated by the asset purchase agreement, entered into as of November 19, 2025 (the “Asset Purchase Agreement”), by and among the Company, Erigen LLC, a Delaware limited liability company (“Erigen”), and Factor Bioscience Inc., a Delaware corporation (“Factor” and, together with Erigen, “Sellers”), we intend to effect (subject to customary terms and conditions, including the closing of the Contemplated Transactions (the “Closing”)) the issuance, pursuant to the Asset Purchase Agreement, of an aggregate of 8,268,495 shares of common stock issued to Erigen on behalf of both Sellers (the “Closing Consideration”). Promptly following the Closing and the intended dissolution of Erigen and distribution of the Closing Consideration to the equityholders of Erigen, and assuming no further issuances of shares of common stock, including pursuant to the exercise of Prefunded Warrants and Common Warrants (each as defined below under “—Will the Company obtain new financing in connection with the Contemplated Transactions?”), the pre-Closing equityholders of the Company will own approximately 37.3% of the Company and the equityholders of Erigen, or Matt Angel, Ph.D. and Lotus Capital BVI Limited (“Lotus”), are expected to own approximately 36.7% and 26.0% of the Company, respectively. Assuming the issuance and exercise of the Warrants that are expected to be issued in the Special Dividend (each as defined below under “—If the Nasdaq Proposal is approved, will the pre-Closing stockholders receive any special dividend or distribution from the Company in connection with the completion of the Contemplated Transactions?”), and assuming no further issuances of shares of common stock, including pursuant to the exercise of Prefunded Warrants and Common Warrants, pre-Closing equityholders of the Company would own approximately 54.4% of the Company and Dr. Angel and Lotus would own approximately 26.7% and 18.9% of the Company, respectively.
For further information, please see the section entitled “Proposal 5—The Nasdaq Proposal,” as well as the annexes to this proxy statement.
We are seeking stockholder approval of the stock issuance described above in order to comply with Nasdaq Stock Market Rules 5635(a) and (b).
Under Nasdaq Stock Market Rule 5635(a), stockholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in connection with the acquisition of the assets of another company if such securities are not issued in a public offering for cash and: (i) the common stock has or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such common stock (or securities convertible into or exercisable for common stock); or (ii) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or securities.
Under Nasdaq Stock Market Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the registrant. Although Nasdaq has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), Nasdaq has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.
Who Are Erigen and Factor?
Factor is a biotechnology company focused on using its patented gene-editing platform to develop life-saving cell and gene therapies. Factor Bioscience is privately held and headquartered in Cambridge, MA. Erigen is a limited liability company and an affiliate of Factor with two members, Dr. Angel and Lotus, who own 58.5% and 41.5% of Erigen, respectively. If the Contemplated Transactions are approved and consummated, the Assets (as defined below in “Proposal 5—The Nasdaq Proposal”) owned by Erigen will become the Assets of the Company. It is expected that Erigen would dissolve following Closing if the Contemplated Transactions are consummated.
Who will be the officers and directors of the Company if the Contemplated Transactions are consummated?
At the closing of the Contemplated Transactions, Dr. Angel, Co-Founder, Chairman and Chief Executive Officer of Factor, will be named as our Chief Executive Officer and President. Dr. Angel’s scientific background and knowledge of the Assets was instrumental in the decision to appoint him as our Chief Executive Officer following the Contemplated Transactions. Stephen Brady, our current Chief Executive Officer and President of the Company, is expected to assume the role of Chairman of our Board. Nicholas Maestas, our current Chief Financial Officer, Justin Trojanowski, our current Corporate Controller and Treasurer, and Robbie Starbody, our current Associate Director, Accounting & Finance, are expected to continue in such capacities after the closing of the Contemplated Transactions as full-time employees. Samuel Whiting, our current Executive Vice President and Chief Medical Officer, will continue to support the Company as a consultant. There are no other current or planned changes to the principal executive, financial or accounting officers of Tempest.
Our Board is currently composed of five members. Upon closing of the Contemplated Transactions, it is anticipated that the Board will consist of four incumbent directors from the current Board, including Mr. Brady, and one new member, Dr. Angel, as the newly appointed Chief Executive Officer. Geoff Nichol, a current member of our Board, is expected to tender his resignation from the Board, effective upon the Closing.
It is anticipated that the current Chair of the Audit Committee of the Board (the “Audit Committee”), the Compensation Committee of the Board (the “Compensation Committee”), and the Nominating and Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) will remain in their roles upon the closing of the Contemplated Transactions. Other than as described above, there are no current plans to change the composition of the Company’s Board of Directors following the closing of the Contemplated Transactions.
See the section entitled “Proposal 5—The Nasdaq Proposal” for additional information.

Will the Company obtain new financing in connection with the Contemplated Transactions?
As further described in our Current Report on Form 8-K with the SEC on November 26, 2025, on November 24, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with a single institutional investor, pursuant to which we agreed to issue and sell (i) in a registered direct offering (the “Registered Direct Offering”) an aggregate of 487,000 shares of common stock, and prefunded warrants to purchase 685,414 shares of common stock (the “Prefunded Warrants”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-280918) and a related prospectus and prospectus supplement thereunder, and (ii) in a concurrent private placement (the “Private Placement” and together with the Registered Direct Offering, the “Offering”), warrants to purchase an aggregate of 1,172,414 shares of common stock (the “Common Warrants” and, together with the Prefunded Warrants, the “Warrants”). The combined purchase price of each share of common stock and accompanying Common Warrant was $3.625. The combined purchase price of each Prefunded Warrant and accompanying Common Warrant was $3.624 (equal to the combined purchase price per Share and accompanying Common Warrant, minus $0.001).
We currently plan to use the net proceeds from the Offering primarily for working capital and general corporate purposes. The gross proceeds from the Offering were approximately $4.25 million, prior to deducting the placement agent’s fees and other offering expenses payable by us. Each Prefunded Warrant has an initial exercise price per share of $0.001, subject to certain adjustments. The Prefunded Warrants may be exercised at any time until exercised in full. The Common Warrants have an exercise price of $3.50 per share and are exercisable immediately upon issuance for an eighteen month period following the effective date of the registration statement registering the resale of the shares of common stock underlying the Common Warrant.
In addition, concurrently with the execution of the Asset Purchase Agreement, we entered into a commitment letter with Factor, pursuant to which Factor agreed to provide funding to the Company until the earlier of (i) the 18-month anniversary of the closing date of the Contemplated Transactions, (ii) the time at which we have raised aggregate gross proceeds of at least $20.0 million from the sale of equity or debt securities (inclusive of the amounts raised and received in the Offering described above), or (iii) the occurrence of certain other termination events set forth in the commitment letter.
Do I have appraisal or dissenter’s rights in connection with the Contemplated Transactions?
Our stockholders do not have dissenters’ or appraisal rights under the Delaware General Corporation Law (the “DGCL”) in connection with the Contemplated Transactions and will not be afforded such rights.
When are the Contemplated Transactions expected to close?
We currently expect the Closing to occur in the first quarter of 2026. However, the exact timing of the Closing cannot be predicted because it subject to the satisfaction or waiver of the closing conditions specified in the Asset Purchase Agreement, some of which are outside of our direct control.
Will the ownership of the Company by its current Shareholders change if the proposals are approved and the Contemplated Transactions are consummated?
At Closing, we will issue 8,268,495 shares of our common stock as Closing Consideration. After giving effect to the issuance of Closing Consideration, our pro forma shares outstanding as of the close of business on November 26, 2025, based on 4,927,161 shares of our common stock outstanding as of such date and assuming no further issuances of shares of common stock, including pursuant to the exercise of Prefunded Warrants and Common Warrants, would have been 13,195,656. On a fully diluted basis using the treasury stock method, pre-Closing equityholders of the Company will own approximately 37.3% of the Company and Dr. Angel and Lotus, the equityholders of Erigen, are expected to own approximately 36.7% and 26.0% of the Company, respectively. Assuming the issuance and exercise of the Warrants that are expected to be issued in the Special Dividend, and assuming no further issuances of shares of common stock, including pursuant to the exercise of Prefunded Warrants and Common Warrants, pre-Closing equityholders of the Company would own approximately 54.4% of the Company and Dr. Angel and Lotus would own approximately 26.7% and 18.9% of the Company, respectively.
If the Nasdaq Proposal is approved, will the pre-Closing stockholders receive any special dividend or distribution from the Company in connection with the completion of the Contemplated Transactions?
In connection with the Closing, we will declare a dividend to our stockholders as of a record date prior to the Closing and issue to each such holder one warrant to purchase one share of common stock for each share of common stock held as of such record date. To facilitate the dividend distribution (the “Special Dividend”), we expect to enter into a warrant agreement with Computershare Inc. and Computershare Trust Company N.A., under which we will issue warrants to purchase shares of common stock at an exercise price of $18.48 per share (the “Warrants”). The Warrants will be exercisable at any time on or after the date of the actual distribution (the “Issue Date”) and on or prior to the fifth anniversary of the Issue Date.
Our intention to declare and pay the Special Dividend to stockholders is conditioned upon the expected Closing of the Contemplated Transactions. Accordingly, we cannot assure you that the Special Dividend, or any other dividend or distribution, will be paid to stockholders before or after the completion of the Contemplated Transactions or at all, or that the Company will ever adopt a dividend policy that includes regular cash dividends to stockholders.

PROPOSAL 1
ELECTION OF DIRECTOR PROPOSAL
Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has five members. There is one director in Class I, which is the class whose term of office expires at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated Geoff Nichol for election as a director at the Annual Meeting. Dr. Nichol is currently a director of the Company who was previously elected by the stockholders.
The biography below under “Information Regarding Director Nominees and Continuing Directors” includes information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director nominee that led the Nominating and Corporate Governance Committee to believe that the nominee should continue to serve on the Board. If you elect the nominee listed above, he will hold office until the 2028 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until director’s death, resignation or removal. Dr. Nichol is currently serving on our Board and has consented to be named in this proxy statement and to serve if elected. There are no family relationships among any of our executive officers or directors.
If the Contemplated Transactions are consummated (see Proposal 5), Dr. Nichol is expected to tender his resignation from the Board and the Board is expected to appoint Dr. Angel to fill such vacancy as a Class I director, each effective upon the Closing.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NOMINEE

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS
The following table sets forth, for the Class I nominee and our other continuing directors, their ages and position or office held with us as of the date of this proxy statement:

Name	Age	Position	Director Since
Class I Nominee for Election at the 2025 Annual Meeting of Stockholders
Geoff Nichol(1)	70	Director	2019
Class II Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders
Christine Pellizzari	58	Director	2021
Class III Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders
Stephen Brady	55	Chief Executive Officer, President and Director	2021
Michael Raab	61	Chairman of the Board	2021
Ronit Simantov	61	Director	2021
(1)	As described above under “Election of Director Proposal,” in connection with the Contemplated Transactions, Mr. Nichol is expected to tender his resignation from our Board, effective upon the Closing.
Set forth below is biographical information for the director nominee and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes or skills that led our Board to recommend them for board service.
NOMINEE FOR ELECTION AT THE 2025 ANNUAL MEETING OF STOCKHOLDERS
Geoff Nichol, M.B., Ch.B., M.B.A.
Geoff Nichol has served as a member of our Board since June 2021, and served as a member of the board of our legacy company December 2019 until June 2021. Dr. Nichol has nearly 30 years’ experience in drug development. Dr. Nichol most recently served as SVP, Development at AbCellera Biologics, a monoclonal antibody discovery and development company from May 2023 to October 2025. From November 2016 to October 2021, Mr. Nichol served as Chief Medical Officer at BioMarin Pharmaceutical Inc., where he managed an active portfolio of clinical development programs. In October 2021, Dr. Nichol transitioned into a Senior Advisor role until his retirement from Biomarin in April 2023. Prior to Biomarin, Dr. Nichol was Executive Vice President, Research and Development at Sangamo BioSciences from July 2011 to November 2016, where he managed the preclinical development of several IND candidates and Senior Vice President of Development at Medarex, where he was responsible for a portfolio of clinical development programs. Prior to joining Medarex, Dr. Nichol was Vice President at Novartis, where he managed a clinical development therapeutic area, United States Medical Affairs, and Global Project and Portfolio Management. Before Novartis, Dr. Nichol held various positions up to Group Medical Director, Clinical Development at SmithKline Beecham, where he was responsible for anti-infective development and medical affairs. Dr. Nichol received a B.Med.Sc., M.B., Ch.B., or the equivalent of an M.D. in the United States, from Otago University Medical School in New Zealand and an M.B.A. from Warwick University in the United Kingdom. Mr. Nichol’s financial and business expertise, including his background as an executive officer of pharmaceutical and biotechnology companies, provides him with the qualifications and skills to serve as a member of our Board.
DIRECTOR CONTINUING IN OFFICE UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS
Christine Pellizzari
Christine Pellizzari has served as a member of our Board since July 2021. Ms. Pellizzari has served as the Chief Legal Officer of Cleerly, Inc. since September 2025 and as the Principal of CAP Strategic Advisory Services since May 2024. Ms. Pellizzari previously served as the Chief Legal and Human Resources Officer of Science 37 Holdings, Inc. (Science 37) from July 2021 to May 2024. Ms. Pellizzari has served as a director and member of audit and compensation committees of Imunon, Inc. (formerly Celsion Corporation) since June 2021 and a director and member of the audit and compensation committees of Neurosense Therapeutics Ltd. since December 2021. Ms. Pellizzari served as Chief Legal Officer of Insmed, Inc. from 2018 to 2021 and prior to that as the General Counsel and Corporate Secretary from 2013 to 2018. Prior to joining Insmed, Ms. Pellizzari held various legal positions of increasing responsibility at Aegerion Pharmaceuticals, Inc., most recently as Executive Vice President, General Counsel and Secretary. Prior to Aegerion,

Ms. Pellizzari served as Senior Vice President, General Counsel and Secretary of Dendrite International, Inc. Ms. Pellizzari joined Dendrite from the law firm of Wilentz, Goldman & Spitzer where she specialized in health care transactions and related regulatory matters. She previously served as law clerk to the Honorable Reginald Stanton, Assignment Judge for the Superior Court of New Jersey. Ms. Pellizzari received her B.A. from the University of Massachusetts, Amherst and her J.D. from the University of Colorado, Boulder. Ms. Pellizzari’s legal, financial and business expertise in the biotechnology industry, including her experience in the capital markets and financial and legal compliance, qualifies her to serve as a member of our Board.
DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS
Stephen Brady
Stephen Brady has served as our Chief Executive Officer and as a member of our Board since June 2021 and as our President since September 2023. Mr. Brady also served as President and Chief Operating Officer of our legacy company from September 2019 until June 2021. Previously, from September 2013 until April 2019, Mr. Brady served in various leadership positions, most recently as Executive Vice President, Strategy and Finance, at Immune Design, Inc., a biopharmaceutical company that was acquired by Merck in 2019. At Immune Design, Mr. Brady led the general and administrative functions at the company, including strategy, corporate development, finance and investor and public relations. Prior to Immune Design, he held roles of increasing responsibility in multiple biopharmaceutical companies, including as Vice President of Corporate Development at Proteolix, where he had primary responsibility for the company’s business development activities and sale to Onyx Pharmaceuticals. Mr. Brady served as a member of the board of directors of Atreca, Inc. from July 2021 to May 2024, and has served as a member of the board of the Biotechnology Innovation Organization (BIO), Emerging Companies Section Governing Board, since 2022. Mr. Brady received a B.A. in English from the University of Oregon, a J.D. from the University of the Pacific and an LL.M. from New York University School of Law. Mr. Brady’s role as our Chief Executive Officer, his business expertise and his prior leadership roles in biotechnology companies provides him with the qualifications and skills to serve as a member of our Board.
Michael Raab
Michael Raab has served as a member and as Chairman of our Board since June 2021, and served as a member and Chairman of the board of directors of our legacy company from December 2018 until June 2021. Mr. Raab has served as Ardelyx Inc.’s President and Chief Executive Officer since March 2009 and as a member of the board of directors since 2008. Before Ardelyx, Mr. Raab was a partner at New Enterprise Associates (NEA), where he focused on the biotechnology and pharmaceutical sectors. Prior to joining NEA, Mr. Raab spent 15 years in commercial and operating leadership roles in the biotech and pharmaceutical industries, including serving as Senior Vice President, Therapeutics and General Manager of the Renal Division at Genzyme Corporation, or Genzyme, a biotechnology company. Mr. Raab also spent two years with Genzyme’s diagnostic products and services division. Before Genzyme, Mr. Raab held business development and sales and marketing positions at Repligen Corporation, a life sciences company, and Bristol-Myers Corporation. Mr. Raab has been the lead independent director of Amicus Therapeutics, Inc. since 2004. Mr. Raab received his B.A. from DePauw University. Mr. Raab’s industry and investment experience qualifies him to serve as a member of our Board.
Ronit Simantov, M.D.
Ronit Simantov, M.D. has served as member of our Board since August 2021. Dr. Simantov has served as Chief Medical Officer of Gamida Cell Ltd. since July 2017 and as the Chief Scientific Officer since July 2021. From July 2021 to July 2023, Dr. Simantov served as a member of the board of directors of Clovis Oncology, Inc. Prior to joining Gamida Cell, Dr. Simantov served as Vice President, Oncology Global Medical Affairs at Pfizer Inc., where she was responsible for multiple oncology programs in various roles. Prior to Pfizer, Dr. Simantov served as Vice President of Clinical Research at OSI Pharmaceuticals, as Chief Medical Officer at CuraGen Corporation (acquired by Celldex) where she led development of small molecules and antibody-drug conjugates, and at Bayer HealthCare Pharmaceuticals, where she led the Phase 3 study of Nexavar® (sorafenib) resulting in the first approval of a tyrosine kinase inhibitor in renal cell carcinoma. Prior to joining industry, Dr. Simantov spent seven years on the academic faculty at Weill Medical College of Cornell University, where she directed the fellowship program and conducted angiogenesis and vascular biology research. She has authored over 40 peer-reviewed manuscripts. Dr. Simantov holds an M.D. from New York University School of Medicine and a B.A. from Johns Hopkins University. She completed a residency in internal medicine at New York Hospital Cornell Medical Center, and a fellowship in hematology and oncology at Weill Cornell Medicine. Dr. Simantov’s extensive clinical and scientific experience provides her with the qualifications and skills to serve as a member of our Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS; EXECUTIVE SESSIONS
As required under the Nasdaq Capital Market LLC (“Nasdaq”) listing standards, “independent” directors must comprise a majority of a listed company’s board of directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit committee, compensation committee and nominating and corporate governance committee be independent within the meaning of applicable Nasdaq rules. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Our Board undertook a review of the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that all of our directors, other than Mr. Brady, our Chief Executive Officer and President, qualify as “independent” directors within the meaning of the Nasdaq rules. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq rules. The Board also determined that each member of our Audit, Compensation and Nominating and Corporate Governance Committees satisfies the independence standards for such committees established by the SEC and the Nasdaq listing standards, as applicable.
Our non-employee directors have been meeting, and we anticipate that they will continue to meet, in regularly scheduled executive sessions at which only non-employee directors are present.
BOARD LEADERSHIP STRUCTURE
Our Corporate Governance Guidelines specify that our Board will select our Chief Executive Officer and Chairperson of the Board in the manner that it determines to be in the best interests of the Company and our stockholders. The Board will conduct an annual assessment of its leadership structure to determine that the leadership structure is the most appropriate for the Company at the time. The Board anticipates that our Chief Executive Officer will serve on the Board. The Chairperson of the Board and Chief Executive Officer positions may be held by the same individual or separated as determined by the Board. The Board also anticipates that other members of our management, who can assist the Board in fulfilling its responsibilities based on their experience and role at the Company, may serve on the Board as appropriate.
Pursuant to its charter, the Nominating and Corporate Governance Committee periodically reviews this matter and makes recommendations to the Board. The Nominating and Corporate Governance Committee has recommended, and the Board has determined, that the roles of Chief Executive Officer and Chairperson of the Board should be separate. The role of Chairperson is currently held by Michael Raab, an independent, non-employee director.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of our risk management process. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. Our Board and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy and cyber security. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.
Our Audit Committee has the responsibility to consider and discuss with management and the auditors, as appropriate, our guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. In addition, the Audit Committee reviews and discusses with management and the auditors, as appropriate, the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major litigation and risk exposures (including with respect to financial cybersecurity, data privacy and other information technology risks) and the steps taken by management to monitor and control these exposures. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to our practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on us, including whether our incentive compensation plans encourage excessive or inappropriate risk taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including proxy advisory firm policies and recommendations. The Nominating and Corporate Governance Committee also oversees and reviews with management our major legal compliance risk exposures and the steps management has taken to monitor or mitigate such exposures, including our procedures and any related policies with respect to risk assessment and risk management.
In connection with our reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.
MEETINGS OF THE BOARD OF DIRECTORS
The Board formally met four times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board on which she or he served, held during the portion of the last fiscal year for which she or he was a director. In addition, we encourage each of our directors to attend our Annual Meetings of Stockholders. Each of Mr. Brady, Dr. Nichol and Dr. Simantov attended the 2024 Annual Meeting of Stockholders.
INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
Our Board has three standing committees: Audit, Compensation, and Nominating and Corporate Governance. Our Board has also established a Science & Technology Committee. Our Board may establish other committees to facilitate the management of our business. Our Board has adopted a written charter for each of the standing committees, which are available to stockholders on our investor relations website at ir.tempesttx.com.

The following table provides membership and meeting information for the fiscal year ended December 31, 2024 for each committee. Each Board member attended 75% or more of the aggregate number of meetings of each standing committee on which she or he served, held during the portion of the last fiscal year for which she or he was a committee member.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science & Technology Committee
Geoff Nichol
Christine Pellizzari
Michael Raab†
Ronit Simantov
Total meetings in 2024	4	4	3	4

Committee Chair

Committee Member

Financial Expert
†	Chair of the Board
Each of the standing committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our Board has determined that each member of our standing committees meets the Nasdaq and SEC rules and regulations regarding “independence,” as applicable, and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the company. The Nominating and Corporate Governance Committee periodically reviews the performance of the Board, including Board committees, and management, and makes recommendations to the Board and management, as applicable, for areas of improvement as it deems appropriate.
Below is a description of each committee of the Board.
Audit Committee
Geoff Nichol, Christine Pellizzari and Michael Raab, served as members of the Audit Committee during 2024 with Ms. Pellizzari serving as Chair. The Board determined that each member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our Board has determined that Ms. Pellizzari is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to the corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee the independent registered public accounting firm. Specific responsibilities of the Audit Committee include:
•	helping the Board oversee corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•	reviewing policies on risk assessment and risk management, including with respect to cybersecurity, data privacy and other information technology risks;

•	reviewing related person transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.
Report of the Audit Committee of the Board of Directors
The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Tempest Therapeutics, Inc.
Audit Committee

Christine Pellizzari (Chair)
Michael Raab
Geoff Nichol
Compensation Committee
Michael Raab and Christine Pellizzari served as members of the Compensation Committee during 2024, with Mr. Raab as Chair. The Board determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:
•	reviewing and approving the compensation of our chief executive officer, other executive officers and senior management;
•	review and recommend to the Board for its approval the compensation to be paid to non-employee directors;
•	administration of our equity compensation plans and other benefit plans;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Compensation Committee Processes and Procedures
The Compensation Committee generally meets at least two times annually and with greater frequency if necessary. The Compensation Committee also acts periodically by unanimous written consent in lieu of a formal meeting. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.
The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee engaged Alpine Rewards LLC as compensation consultants (the “Compensation Consultants”).
As part of its engagement, the Compensation Consultants were asked to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The Compensation Consultants ultimately developed recommendations that were presented to the Compensation Committee for its consideration.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Corporate Governance Committee
Geoff Nichol and Michael Raab served as members of the Nominating and Corporate Governance Committee during 2024, with Mr. Raab severing as Chair. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.

Specific responsibilities of the Nominating and Corporate Governance committee include:
•	identifying, reviewing and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the board of directors;
•	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;
•	overseeing the Company’s environmental, sustainability and governance efforts, progress and disclosures;
•	developing and making recommendations to the Board regarding corporate governance guidelines and matters; and
•	overseeing periodic evaluations of the performance of the board of directors, including its individual directors and committees.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, be able to read and understand basic financial statements, having the highest personal integrity and ethics and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Board reviews such directors’ overall service during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by providing timely notice in writing to our Secretary. See “Other Information for Stockholders—Stockholder Proposals for the 2026 Annual Meeting of Stockholders” for additional information.
Science & Technology Committee
Geoff Nichol and Ronit Simantov served as members of the Science & Technology Committee during 2024, with Dr. Simantov serving as Chair. Specific responsibilities of the Science & Technology Committee include reviewing our overall scientific, research and development strategies as well as our research and development programs.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders who wish to communicate with the Board may do so by sending written communications addressed to our Secretary at 2000 Sierra Point Parkway, Suite 400, Brisbane, California, 94005. These communications will be reviewed by the Secretary, who will determine whether the communication should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with our Whistleblower Policy for Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.
CODE OF ETHICS
We have adopted a Code of Business Conduct that applies to all officers, directors and employees. The Code of Business Conduct is available on our website at https://ir.tempesttx.com. The Board is responsible for overseeing the Code of Business Conduct and must approve any waivers of the Code of Business Conduct for employees, executive officers and directors. If we make any substantive amendments to the Code of Business Conduct or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
CORPORATE GOVERNANCE GUIDELINES
We have adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines may be viewed on our website at https://ir.tempesttx.com.
POLICY ON HEDGING AND PLEDGING
Pursuant to our Insider Trading Policy, our employees, directors and designated consultants are prohibited from engaging in short sales, transactions in publicly traded options, such as puts or calls, hedging transactions, margin accounts, pledges or other inherently speculative transactions with respect to our common stock at any time.
INSIDER TRADING POLICY
We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers, employees and designated consultants that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024, originally filed with the SEC on March 27, 2025.

PROPOSAL 2
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
At the 2022 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the named executive officers (each a “Named
Executive Officer” and collectively, the “Named Executive Officers”), commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The compensation of our Named Executive Officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our Named Executive Officers is designed to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s Named Executive Officers as described in this proxy statement by casting a non-binding advisory vote “For” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
The vote is advisory and therefore not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes on the compensation of our named executive officers, the next scheduled say-on-pay vote will be at the 2026 Annual Meeting of Stockholders.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
AUDITOR RATIFICATION PROPOSAL
The Audit Committee has selected Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young has audited the financial statements of Tempest since 2021 and was the independent registered public accounting firm for our legacy company since 2016. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our third amended and restated bylaws (“Bylaws”) nor other governing documents or law require stockholder ratification of the selection of Ernst & Young as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm for future annual periods. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time if they determine that such a change would be in the best interests of Tempest and our stockholders.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2024 and 2023 by Ernst & Young, the Company’s independent registered public accountant. All fees described below were pre-approved by the Audit Committee.

	Fiscal Year Ended
	2024	2023
Audit Fees(1)	$755,000	$805,000
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$755,000	$805,000

(1)	Audit fees relate to the audit of our annual financial statements, review of interim financial statements and assistance with registration statements filed with the SEC.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and permissible non-audit services to be performed by the independent accountants (subject to a de minimis exception). These services may include audit services, audit-related services, tax services, and other non-audit services. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with its pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by our independent auditor. If there are any additional services to be provided, a request for pre-approval must be submitted to the Audit Committee for its consideration under the policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee. The Chair must report any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young is compatible with maintaining the principal accountant’s independence.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of the date of this proxy statement.

Name	Age	Position
Stephen Brady	55	Chief Executive Officer, President and Director
Samuel Whiting	60	Executive Vice President and Chief Medical Officer
Nicholas Maestas	46	Chief Financial Officer and Head of Corporate Strategy, and Corporate Secretary

Biographical information for Mr. Brady is included above with the director biographies under the caption “Information Regarding Director Nominees and Continuing Directors.”
SAMUEL WHITING, M.D., PH.D.
Dr. Whiting has served as our Executive Vice President and Chief Medical Officer since November 2020 and has also served as the Chief Medical Officer of Vividion Therapeutics, Inc. since August 2025. Prior to joining us, Dr. Whiting served as Senior Vice President of Clinical Development at Calithera Biosciences, a clinical-stage biotech company focused on developing treatments for cancer and other life-threatening diseases, from January 2019 to November 2020, and as Vice President, Clinical Development, from May 2016 to December 2018. Before Calithera, Dr. Whiting served as Vice President of Research and Clinical Development at Gradalis and worked in development of small molecule targeted and immuno-oncology agents at VentiRx Pharmaceuticals and Oncothyreon. Prior to joining industry, Dr. Whiting served as Assistant Professor of Medical Oncology at the University of Washington, Assistant Member of Clinical Research at the Fred Hutchinson Cancer Research Center, and Clinical Head of Gastrointestinal Oncology at the Seattle Cancer Care Alliance. Dr. Whiting completed fellowship training in medical oncology at the Fred Hutchinson Cancer Research Center. His training in internal medicine was through the ABIM Research Pathway at the University of Washington. Dr. Whiting received his B.S. with Honors in Chemistry from Lewis and Clark College and his M.D. and Ph.D. in the Medical Scientist Training Program at the University of Washington.
NICHOLAS MAESTAS
Mr. Maestas has served as our Chief Financial Officer and Head of Corporate Strategy since January 2025, having previously served as Vice President, Finance and Strategy from July 2021 through December 2024, and has served as our Corporate Secretary since September 2022. Prior to joining us, Mr. Maestas served as the head of FP&A and strategic finance at Alector, a biopharmaceutical company that develops therapies for the treatment of neurodegeneration diseases, from July 2019 to July 2021. Prior to joining Alector, from November 2014 to July 2019, Mr. Maestas served in a variety of roles at Immune Design, an oncology immunotherapy company that was acquired by Merck & Co in 2019, including as Senior Director, Corporate Development & Operations from January to July 2019 and Director, Corporate Development & Operations from January 2017 to December 2018. Mr. Maestas received a B.A. in Molecular and Cell Biology from the University of California, Berkeley and an M.B.A from The Wharton School, University of Pennsylvania.

EXECUTIVE AND DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
Share numbers included in the following tables and footnotes included in this Executive and Director Compensation section have been adjusted for the 1-for-13 reverse stock split (the “Reverse Stock Split”) of our common stock, on April 8, 2025, as necessary.
Summary Compensation Table
The following table sets forth information for each of the last two completed fiscal years regarding compensation awarded to or earned by the Named Executive Officers.

Name and Principal Position(1)	Year	Salary $	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Stephen Brady Chief Executive Officer and President	2024	600,000	977,999	280,500	13,800	1,872,299
	2023	567,000	6,084,172	343,035	13,200	7,007,407
Samuel Whiting Chief Medical Officer	2024	481,749	391,200	175,838	13,800	1,062,587
	2023	454,480	2,717,298	199,971	13,200	3,384,949
Nicholas Maestas Chief Financial Officer	2024	365,547	156,480	100,068	—	622,095
	2023	351,488	853,609	113,355	586	1,319,038

(1)
Amounts reflect the aggregate grant date fair value of the option awards granted to our Named Executive Officers during the relevant fiscal years under our equity incentive plans, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). The assumptions used in calculating the grant date fair value of the options are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts do not reflect the actual economic value that may be realized by the Named Executive Officers.

(2)	See “—Narrative Disclosure to Summary Compensation Table—Equity-Based Incentive Awards” below for a description of the material terms of the program pursuant to which this compensation was awarded.
(3)
The amounts reported in this column represent annual performance-based bonuses earned based on the achievement of company and individual performance goals and other factors deemed relevant by our Board and Compensation Committee. For additional information, see “—Narrative Disclosure to Summary Compensation Table—Annual Performance-Based Cash Compensation.”

(4)	The amounts reported represent Company matching contributions made by us to the Named Executive Officer’s 401(k) plan account.
Narrative Disclosure to the Summary Compensation Table
Annual Base Salary
On June 5, 2025, each of our Named Executive Officers transitioned (collectively, the “Transition”) to consulting agreements with us, pursuant to which they receive hourly compensation. See “—Consulting Agreement and Former Employment Arrangements” for additional information. Prior to the Transition, our Named Executive Officers received a base salary to compensate them for services rendered to us. The base salary payable to each Named Executive Officer was intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. None of our Named Executive Officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary. See “—Consulting Agreement and Former Employment Arrangements” for additional information.
Equity-Based Incentive Awards
Historically, our equity award program was the primary vehicle for offering long-term incentives to our executives. We believe that equity awards provided our executives with a strong link to our long-term performance, created an ownership culture and helped to align the interests of our executives and our stockholders. The use of options also can provide tax and other advantages relative to other forms of equity compensation.
We historically have awarded equity grants broadly to our employees, including our non-executive employees. Historically, grants to our executives, including the Named Executive Officers, and other employees were made at the discretion of the Board and were generally made upon commencement of employment, promotion or annually during the first quarter of each year. Moving forward we believe that our equity awards are an important retention tool for our Named Executive Officers, as well as for our other employees.

In connection with our annual grant process, on January 2, 2024, our Compensation Committee approved the grant to each of Mr. Brady, Dr. Whiting and Mr. Maestas of an option to purchase 19,230, 7,691 and 3,076 shares of our common stock, respectively, at an exercise price of $60.58 per share, under our 2023 EIP (as defined below). Each option originally vested in equal monthly installments over a four-year period, subject to the executive’s continuous service to us through each vesting date. See “—Outstanding Equity Awards at Fiscal Year End” for further information.
Annual Performance-Based Cash Compensation
Historically we have developed a performance-based bonus program annually. Under the 2024 annual performance-based bonus program, each Named Executive Officer was eligible for an annual performance bonus based on (1) the individual’s target bonus, as a percentage of annual base salary, and (2) the percentage attainment of our 2024 corporate goals established by our Board in its sole discretion and communicated to each officer.
Each Named Executive Officer was assigned a target performance bonus expressed as a percentage of their annual base salary, which for 2024 was 55% for Mr. Brady, 40% for Dr. Whiting and 30% for Mr. Maestas. Mr. Brady’s target cash incentive payment was calculated 100% on fulfilment of corporate objectives, and Dr. Whiting and Mr. Maestas’ target cash incentive payments were calculated 75% on fulfilment of corporate objectives and 25% on fulfillment of individual objectives. For 2024, the Board determined that 85% of the corporate objectives were achieved and 110% of individual objectives for each of Dr. Whiting and Mr. Maestas were achieved. These performance-based bonuses are reflected above in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.”

Outstanding Equity Awards at Fiscal Year End
The following table shows for the fiscal year ended December 31, 2024, certain information regarding outstanding equity awards for the Named Executive Officers. In connection with the Transition, each of Mr. Brady, Dr. Whiting and Mr. Maestas became entitled to full acceleration of all outstanding equity awards, which became fully vested and exercisable as of June 5, 2025. See “—Consulting Agreement and Former Employment Arrangements” for additional information.

Name	Grant Date	Vesting Commencement Date	Option Expiration Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)
Stephen Brady	1/3/24	1/3/24(1)(3)	1/2/34	4,411	14,819	121.16
	10/11/23	10/11/23(2)(3)	10/10/33	16,264	39,504	254.02
	1/3/23	1/3/23(1)(3)	1/2/33	6,537	7,100	31.98
	6/21/22	6/21/22(2)(3)	6/20/32	8,343	5,004	61.10
	1/4/22	1/4/22(1)(3)	1/3/32	5,306	1,963	141.70
	4/29/21	6/25/21(1)(3)	4/28/31	4,927	612	343.20
	3/10/21	3/5/21(1)(3)	3/9/31	583	36	133.25
	3/30/20	2/20/20(1)(3)	3/29/30	5,404	—	76.70
	9/16/19	9/9/19(3)	9/15/29	8,494	—	64.61
Samuel Whiting	1/3/24	1/3/24(1)(3)	1/2/34	1,771	5,920	121.16
	10/11/23	10/11/23(2)(3)	10/10/33	7,290	17,710	254.02
	1/3/23	1/3/23(1)(3)	1/2/33	2,569	2,792	31.98
	6/21/22	6/21/22(2)(3)	6/20/32	2,676	1,606	61.10
	1/4/22	1/4/22(1)(3)	1/3/32	1,627	602	141.70
	4/29/21	6/25/21(1)(3)	4/28/31	1,176	162	343.20
	3/10/21	3/5/21(1)(3)	3/9/31	217	15	133.25
	11/16/20	11/16/20(2)(3)	11/15/30	4,765	—	76.70
Nicholas Maestas	1/3/24	1/3/24(1)(3)	1/2/34	708	2,368	121.16
	10/11/23	10/11/23(2)(3)	10/10/33	2,247	5,444	254.02
	1/3/23	1/3/23(1)(3)	1/2/33	1,422	1,533	31.98
	6/21/22	6/21/22(2)(3)	6/20/32	2,466	1,477	61.10
	1/4/22	1/4/22(1)(3)	1/3/32	1,094	405	141.70
	7/12/21	7/12/21(2)(3)	7/11/31	1,527	259	628.94

(1)	Shares of common stock underlying the options vest in a series of 48 equal monthly installments measured from the vesting commencement date, subject to the executive’s continued service.
(2)
One-fourth (1/4th) of the shares of common stock underlying this option vested on the one-year anniversary of the Vesting Commencement Date, and the remaining shares vest in a series of 36 equal monthly installments thereafter, subject to the executive’s continued service.

(3)
If we consummate a change in control, then the vesting of all of the shares of common stock subject to this option will be immediately accelerated such that all shares will be deemed fully vested and exercisable as of the date immediately prior to the effective date of the change in control, subject to the Named Executive Officer’s continuous service to us through each vesting date.

Consulting Agreement and Former Employment Arrangements
On June 5, 2025, each of Mr. Brady, Dr. Whiting and Mr. Maestas transitioned to consulting agreements (collectively, the “Consulting Agreements”) with us, pursuant to which they continued to serve the Company in their respective executive roles. Each Consulting Agreement had a term of one year, unless earlier terminated by either party thereto. Pursuant to the terms of his respective Consulting Agreement, Mr. Brady, Dr. Whiting and Mr. Maestas received hourly compensation at rates of $1,100, $600 and $600 per hour, respectively. Dr. Whiting’s Consulting Agreement remains in effect as of the date of this proxy statement.
In connection with the Transition, we entered into a Separation Agreement (collectively, the “Separation Agreements”) with each of Mr. Brady, Dr. Whiting and Mr. Maestas. Each Separation Agreement provided for severance benefits resulting from a termination by us without “cause” under each of Mr. Brady’s, Dr. Whiting’s and Mr. Maestas’s respective Former Employment Agreements (as defined below), as described below in “—Change in Control and Severance Arrangements.” In addition, each of Mr. Brady, Dr. Whiting and Mr. Maestas became entitled to full acceleration of all outstanding equity awards, which became fully vested and exercisable as of June 5, 2025. The foregoing severance benefits were contingent upon a general release of claims set forth in the Separation Agreement.
On November 19, 2025, we rehired each of Mr. Brady and Mr. Maestas on a full-time basis (collectively, the “Rehire Transition”). In connection with the Rehire Transition, we expect to enter into a letter agreement with Mr. Brady pursuant to which Mr. Brady will serve as our President and Chief Executive Officer through Closing and will receive a salary of $600,000 per year. In addition, we expect to enter into a new employment agreement with Mr. Maestas on terms substantially consistent with his Former Employment Agreement described below.
Prior to the Transition, each of our Named Executive Officers’ employment was “at will” and could have been terminated at any time. Below is a description of our employment arrangements with each of our Named Executive Officers prior to the Transition (the “Former Employment Agreements”).
Stephen Brady
We previously entered into an employment agreement, dated January 12, 2022, with Mr. Brady that superseded, amended and restated all prior agreements. Under the terms of the agreement, we agreed to an initial annual base salary, which was increased to $600,000, effective January 1, 2024. Mr. Brady was eligible to receive an annual bonus equal to 55% of his base salary, as determined by the Board in its sole discretion, and certain change in control and severance benefits as discussed below in “—Change in Control and Severance Arrangements.”
Sam Whiting
We previously entered into an employment agreement, dated January 12, 2022, with Dr. Whiting that superseded, amended and restated all prior agreements. Under the terms of the agreement, we agreed to an initial annual base salary, which was increased to $481,749, effective January 1, 2024. Dr. Whiting was eligible to receive an annual bonus equal to 40% of his base salary, as determined by the Board in its sole discretion, and to certain change in control and severance benefits as discussed below in “—Change in Control and Severance Arrangements.”
Nicholas Maestas
We previously entered into an employment agreement, dated January 1, 2025, with Mr. Maestas that superseded, amended and restated all prior agreements. Under the terms of the agreement, we agreed to an initial annual base salary of $425,000. Mr. Maestas was eligible for an annual bonus equal to 40% of his base salary beginning in 2025, as determined by the Board in its sole discretion, and to certain change in control and severance benefits as discussed below in “—Change in Control and Severance Arrangements.”
Change in Control and Severance Arrangements
Pursuant to the Former Employment Agreements, if a Named Executive Officer’s employment was terminated by us without Cause or if a Named Executive Officer resigned for Good Reason (each as defined below), they would have been entitled to receive (i) bi-weekly payments equal to the sum of 12 months of the executive’s base salary for Mr. Brady, 9 months for Dr. Whiting and 9 months for Mr. Maestas, plus a prorated portion of the executive’s target annual bonus for the calendar year in which termination occurred and (ii) if the executive elected to continue health insurance coverage under COBRA, the payment of the monthly premium under COBRA until the earlier of 12 months for Mr. Brady, 9 months for Dr. Whiting and 9 months for Mr. Maestas following termination date or the date on which the executive commenced full-time employment or employment that provided eligibility for healthcare benefits substantially comparable to those provided by us.
Moreover, if a Named Executive Officer’s employment was terminated by us without Cause or a Named Executive Officer resigned for Good Reason within three months prior to or 12 months following a Change in Control, then in lieu of the severance benefits described above the Named Executive Officer would have been entitled to receive (i) a lump-sum amount equal to the sum of 18 months for Mr. Brady, 12 months for Dr. Whiting and 12 months for Mr. Maestas of the executive’s then base salary plus the executive’s then annual target bonus at 150% for Mr. Brady, 100% for Dr. Whiting and 100% for Mr. Maestas and (ii) payment of COBRA premiums as described above for up to 18 months for Mr. Brady, 12 months for Dr. Whiting and 12 months for Mr. Maestas.
Our Named Executive Officers’ receipt of any severance benefits under the Former Employment Agreements was subject to the execution and non-revocation of a separation agreement containing, among other things a general release of claims in favor of us and our related persons and entities, confidentiality, return of property and non-solicitation and non-disparagement covenants.
Further, if we were subject to a Change in Control prior to the termination of a Named Executive Officer’s service, then 100% of any unvested shares subject to any stock options then held by the Named Executive Officer would have vested and become exercisable in full.
For purposes of each Named Executive Officer’s Former Employment Agreements, each of the following terms has the meaning ascribed to such term in the applicable offer letter agreement but are summarized below:
•
“Cause” means conduct involving one or more of the following by the Named Executive Officer: (i) (1) with respect to Mr. Brady, his willful and continued failure or refusal to perform material, lawful duties required by him as an employee of the Company and (2) with respect to Dr. Whiting and Mr. Maestas, their failure to perform a substantial portion of their duties and responsibilities in accordance with the terms or requirements of the employment agreement and their position with Company, in each case of (1) and (2), which such failure continues for (or is not permanently cured within), a period of 30 days after written notice is given to the Named Executive Officer by the Company (except in the case of physical or mental illness); (ii) (1) with respect to Mr. Brady, his gross negligence, willful misconduct or international misrepresentation in connection with the performance of his duties and (2) with respect to Dr. Whiting and Mr. Maestas, their disloyalty, gross negligence, willful misconduct or dishonesty that materially injures Tempest or their breach of fiduciary duty to Tempest; (iii) conviction of a felony, or a misdemeanor involving moral turpitude or fraud; (iv) commission of an act of embezzlement or fraud; or (v) material breach of any agreement with us. A termination of employment by reason of Disability shall not be treated as an involuntary termination without Cause.

•	“Change in Control” has the meaning ascribed to such term in our 2017 Equity Incentive Plan (“2017 EIP”).
•
“Disability” means the inability to materially engage in duties and responsibilities by reason of any medically determinable physical or mental impairment for a period of not less than 120 consecutive days or not less than 180 days during any one-year period.

•
“Good Reason” means, without the Named Executive Officer’s express written consent: (i) any reduction in annual base salary other than a reduction that is proportional to general reductions affecting other senior executive officers generally; (ii) (1) with respect to Mr. Brady, a material diminution in responsibilities, authority or duties and (2) with respect to Dr. Whiting and Mr. Maestas, a material diminution in title or scope of responsibilities (but excluding removal from our Board); and (iii) with respect only to Mr. Brady: (w) a material change in the geographic location at which he provides services to us; (x) a material breach of the Brady Agreement by us; (y) appointing an officer of the Company whose responsibilities, function, title, reports and reporting would indicate that he is subordinate to such officer; or (z) no longer serving as an officer with a similar title or responsibilities at the “top level” corporate entity following our Change in Control.

Health and Welfare Benefits; Perquisites
Prior to the Transition, our Named Executive Officers were, and following the Rehire Transitions Mr. Maestas is, eligible to participate in our employee benefit plans, including medical, dental, vision, disability and life insurance plans, in each case on the same basis as all of our other full-time employees. Any part-time employees we hire would not be eligible to participate in our employee benefit plans. We generally do not provide perquisites or personal benefits to our Named Executive Officers, except in limited circumstances, and we did not provide any perquisites or personal benefits to our Named Executive Officers in 2024.

401(k) Plan
We participate in a multiple employer tax-qualified 401(k) savings plan which allows participants to defer eligible compensation up to the maximum amount allowed under Internal Revenue Service guidelines. Under our 401(k) plan, we currently make matching contributions of 100% on up to 4% of an employee’s eligible contributions to the plan, up to a maximum of $13,800 per year.
Clawback Policy
Our Incentive Compensation Recoupment Policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Stock Market Rule 5608, provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The Clawback Policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) is subject to recoupment.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
From time to time, we grant stock options to our employees, including our named executive officers. Historically, we have granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in the first quarter of each fiscal year, which refresh grants are typically approved at the regularly scheduled meeting of the Compensation Committee occurring in such quarter. Also, non-employee directors receive automatic grants of initial and annual stock option awards, on the date of each annual meeting of stockholders, pursuant to the non-employee director compensation policy, as further described under the heading, “Director Compensation— Non-Employee Director Compensation Program” below. We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of stock option grants and does not seek to time the award of stock options in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Item 402(v) Pay Versus Performance
In accordance with Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for each principal executive officer (“PEO”), and non-PEO Named Executive Officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “—Executive and Director Compensation.”
The amounts set forth below under the headings “CAP to PEO” and “Average CAP to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules, and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals for the fiscal years listed below.

Year(1)	Summary Compensation Table Total for PEO(2)	CAP to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average CAP to Non- PEO NEOs(3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income (Loss) (in thousands)(6)
2024	$1,872,299	$(1,697,775)	$842,341	$(209,854)	$15.80	$(41,843)
2023	$7,007,407	$4,378,493	$2,351,994	$1,605,958	$83.33	$(29,491)
2022	$1,514,366	$596,713	$966,992	$573,978	$21.78	$(35,709)

(1)	We are a smaller reporting company pursuant to Rule 405 of the Securities Act of 1933, and as such, we are only required to include information for the past three fiscal years.
(2)	Our PEO reflected in these columns and for each of the applicable fiscal years is Mr. Brady.
(3)
In calculating the CAP amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718 and did not materially differ from those disclosed at the time of grant.

(4)	Our Non-PEO NEOs reflected in these columns are Dr. Whiting and Mr. Maestas.
(5)
The Total Shareholder Return (“TSR”) reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 through the end of the applicable fiscal year on the same cumulative basis as is used in Item 201(e) of Regulation S-K. TSR for prior years in this table differs from TSR reported in last year’s Pay Versus Performance table because the measurement period now begins on December 31, 2021, the last trading day before the earliest fiscal year presented in this year’s table

(6)	The amounts reflected in this column represent the net income (loss) reflected in our audited financial statements for each applicable fiscal year.
(7)
For fiscal year 2024, calculation of our PEO’s CAP reflects the adjustments made to the total compensation amounts reported in the Summary Compensation Table (“SCT”), computed in accordance with Item 402(v) of Regulation S-K reflected below:

Fiscal Year	2024
PEO SCT Total	$1,872,299
- Grant Date Fair Value of Option Awards and Stock Awards Granted in 2024	$(977,999)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in 2024	$97,750
+ Change in Fair Value from the End of 2023 to the End of 2024 of Option Awards and Stock Awards Granted in Prior Fiscal Years that were Outstanding and Unvested at the End of 2024	$(2,026,808)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in 2024 that Vested During 2024	$111,964
+ Change in Fair Value from the End of 2023 to the Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During 2024	$(774,980)
CAP to PEO	$(1,697,775)

(8)
For fiscal year 2024, calculation of the average CAP for Non-PEO NEOs reflects the following adjustments made to the total compensation amounts reported for the applicable Non-PEO NEOs in the SCT, computed in accordance with Item 402(v) of Regulation S-K:

Fiscal Year	2024
Non-PEO NEO Average SCT Total	$842,341
- Average Grant Date Fair Value of Option Awards and Stock Awards Granted in 2024	$(273,840)
+ Average Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in 2024	$27,370
+ Average Change in Fair Value from the End of 2023 to the End of 2024 of Option Awards and Stock Awards Granted in Prior Fiscal Years that were Outstanding and Unvested at the End of 2024	$(599,049)
+ Average Fair Value at Vesting of Option Awards and Stock Awards Granted in 2023 that Vested During 2024	$31,350
+ Average Change in Fair Value from the End of 2023 to the Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During 2024	$(238,025)
Average Compensation Actually Paid	$(209,854)

Pay versus Performance Comparative Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the table above.
CAP and Company TSR
The following graph sets forth the relationship between CAP for our PEO, the average of CAP for our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

CAP and Net Income (Loss)
The following graph sets forth the relationship between CAP for our PEO, the average of CAP for our Non-PEO NEOs, and the Company’s net income (loss) over the three most recently completed fiscal years.

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Program
The following is a description of the standard compensation arrangements under which our non-employee directors are compensated for their service as directors, including as members of the various committees of our Board.
Each non-employee director receives an annual base retainer of $40,000 with the non-executive Board Chair receiving an additional annual base retainer of $35,000. In addition, our non-employee directors receive the following cash compensation for committee services, as applicable:
•
each chair of our Audit, Compensation, Nominating and Corporate Governance and Science & Technology committees receives an additional annual retainer of $15,000, $10,000, $8,000 and $8,000, respectively; and

•
each other non-chair member of our Audit, Compensation, Nominating and Corporate Governance and Science & Technology committees receives an additional annual retainer of $7,500, $5,000, $4,000 and $4,000, respectively.

These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any partial months of service. We also reimburse each of our directors for their travel expenses incurred in connection with their attendance at Board and committee meetings.
In addition, non-employee directors first appointed to the Board are eligible to receive an initial option to purchase 1,923 shares of our common stock. The shares subject to each such stock option will vest over a three-year period, subject to the director’s continued service as a director, with one-third of the award vesting on the first anniversary of the grant date and the remainder of the award vesting in equal monthly installments thereafter. Further, on the date of each annual meeting of stockholders, each non-employee director that continues to serve as a non-employee member on our Board will receive an option to purchase 1,230 shares of our common stock. The shares subject to each such stock option will vest on the earlier to occur of the first anniversary of the grant date and the date of the first annual meeting of stockholders following the grant date, subject to the director’s continued service as a director. The exercise price of these options will equal the fair market value of our common stock on the date of grant. Vested stock options will be exercisable during any period of service to the Company and for one-year thereafter; provided, that no stock option shall be exercisable more than ten years after the date of the stock option grant.
This policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
All directors are entitled to reimbursement of ordinary expenses incurred in connection with attendance at meetings of our Board.
Non-Employee Director Compensation Table
The following table sets forth information for the year ended December 31, 2024 regarding the compensation awarded to or earned by our non-employee directors. Mr. Brady is not included in the table below, as he was an employee and received no additional compensation for his service as director. As a Named Executive Officer, the compensation received by Mr. Brady is shown above in “—Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Geoff Nichol	55,500	40,403	95,903
Christine Pellizzari	55,000	40,403	95,403
Michael Raab	105,500	40,403	145,903
Ronit Simantov	48,000	40,403	88,403

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2024 computed in accordance with ASC 718. These amounts do not reflect the actual economic value that will be realized by the director.

(2)	The following table provides information regarding the aggregate number of equity awards granted to our non-employee directors that were outstanding as of December 31, 2024:

Name	Option Awards Outstanding at Year End
Geoff Nichol	2,823
Christine Pellizzari	2,639
Michael Raab	5,044
Ronit Simantov	2,639

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of December 31, 2024. Award amounts in the following table and footnotes have been adjusted for the Reverse Stock Split, as necessary.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(#)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)(1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders
2017 EIP	37,859	140.67	—
2019 EIP	85,683	31.76	—
2019 Employee Stock Purchase Plan	—	—	36,102(2)
2023 EIP	17,380	105.54	39,078(3)
Equity compensation plans not approved by security holders
2023 Inducement Plan(4)	17,380	29.68	71,076
Total	158,302		146,256

(1)	The weighted-average exercise price excludes any outstanding RSU awards, which have no exercise price.
(2)
Our 2019 ESPP provides that the total number of shares reserved for issuance thereunder will automatically increase on January 1 of each year beginning on January 1, 2023, and continuing through (and including) January 1, 2029, by the lesser of (a) 1.5% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, (b) 38,461 shares of our common stock, or (c) a lesser number determined by our Board prior to the applicable January 1st. Accordingly, on January 1, 2025, the number of shares of common stock available for issuance under our 2019 ESPP increased by 38,461 shares. This increase is not reflected in the table above.

(3)
The 2023 EIP provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1st of each calendar year for a period of up to 10 years, beginning on January 1, 2024, and ending on (and including) January 1, 2033, in an amount equal to (i) 4% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares determined by our Board prior to January 1st of a given fiscal year. Accordingly, on January 1, 2025, the number of shares of common stock available for issuance under our 2023 EIP increased by 135,297 shares. This increase is not reflected in the table above.

(4)
Consists of shares underlying options granted to employees as inducement awards material to the grantees entering into employment with us pursuant to Nasdaq Listing Rule 5635(c)(4). Does not reflect 969 shares of common stock granted pursuant to inducement grants made outside of the 2023 Inducement Plan at a weighted average exercise-price of $28.34.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of November 18, 2025, the most recent practicable date for computing beneficial ownership, by:
•	each of our Named Executive Officers;
•	each of our directors and director nominees;
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock; and
•	all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Applicable percentage ownership is based on 4,440,161 shares of our common stock issued and outstanding as of November 18, 2025. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options and warrants held by such persons that are currently exercisable or convertible or will be exercisable or convertible within 60 days of November 18, 2025. However, we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner(1)	Number of Shares	Percent of Total
Directors and Named Executive Officers:
Stephen Brady(2)	174,597	3.79%
Samuel Whiting(3)	71,666	1.59%
Michael Raab(4)	5,044	*
Nicholas Maestas(5)	36,923	*
Geoff Nichol(6)	3,489	*
Christine Pellizzari(7)	2,639	*
Ronit Simantov(8)	2,639	*
All current directors and executive officers as a group (7 persons)	296,997	6.28%

*	Less than one percent.
(1)	The address for each director and executive officer is c/o Tempest Therapeutics, Inc., 2000 Sierra Point Parkway, Suite 400, Brisbane, California, 94005
(2)	Represents (i) 3,613 shares of common stock and (ii) 170,984 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.
(3)	Represents 71,666 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.
(4)	Represents 5,044 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.
(5)	Represents (i) 590 shares of common stock and (ii) 36,333 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.
(6)	Represents (i) 666 shares of common stock and (ii) 2,823 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.
(7)	Represents 2,639 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.
(8)	Represents 2,639 shares of common stock subject to options that are exercisable within 60 days of November 18, 2025.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds or will exceed $120,000 or, during such time as we qualify as a “smaller reporting company,” the lesser of (1) $120,000 or (2) 1% of the average of our total assets for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or a holder of more than 5% of our capital stock, including any of their immediate family members, and any entity owned or controlled by such persons.
CERTAIN RELATED PERSON TRANSACTIONS
Other than compensation arrangements for our directors and executive officers, which are described in the section titled “Executive and Director Compensation,” the following is a description of our related person transactions since January 1, 2023 to which we were a party or will be a party.
INDEMNIFICATION
We have entered into indemnification agreements with each of our current directors and officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We believe that these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. Furthermore, we have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

PROPOSAL 4
RIGHTS PLAN PROPOSAL
The Board is submitting for stockholder approval a proposal to approve the Rights Plan. Stockholder approval of the Rights Plan is not required by applicable law, or by the Company’s Restated Certificate of Incorporation, the Bylaws or other governing documents. Nonetheless, the Board has determined to request stockholder approval of the Rights Plan to determine the viewpoint of stockholders as to the advisability of the Rights Plan and as a matter of good corporate governance. Additionally, pursuant to the terms of Amendment No. 1 (as defined below), as more fully described below, stockholder approval of the Rights Plan would have the effect of extending the Final Expiration Date of the Rights Plan to October 10, 2026, unless the Rights are earlier redeemed or exchanged by the Company.
OVERVIEW
On October 10, 2023, the Board adopted the Rights Plan and declared a dividend of one Right to purchase one-thousandth of one Preferred Share for each outstanding share of common stock to the stockholders of record as of the close of business on October 23, 2023. On October 9, 2024, the Company entered into Amendment No. 1 to the Rights Agreement (“Amendment No. 1”), which extended the expiration date of the Rights Agreement until immediately following the Annual Meeting or, if the Company’s stockholders approve the Rights Plan at such meeting, to October 10, 2026, or the Final Expiration Date, unless the Rights are earlier redeemed or exchanged by the Company. On December 5, 2024, the Company entered into Amendment No. 2 to the Rights Agreement (“Amendment No. 2”), which made certain technical amendments to the rights and obligations of the Board to administer and make determinations with respect to the Rights Agreement and the rights issued thereunder. The Rights Agent currently serves as the Company’s transfer agent with respect to the common stock and also has been appointed transfer agent with respect to the Series A Junior Participating Preferred Stock, par value $0.001 per share (each, a “Preferred Share” and collectively, the “Preferred Shares”), if any, that may be issued pursuant to the exercise of rights under the Rights Agreement.
In general terms, the Rights Plan works by imposing a significant penalty upon any person or group that acquires beneficial ownership of 10% (15% in the case of a passive institutional investor) or more of the outstanding shares of common stock without the approval of the Board. The Rights Plan was adopted in response to the significant and ongoing dislocation in the trading price of the common stock and not in response to a specific takeover threat. The Board adopted the Rights Plan to enable all stockholders of the Company to realize the long-term value of their investment. The Rights Plan should reduce the likelihood that any person or group gains control of the Company through open market accumulation without paying all stockholders an appropriate control premium or without providing the Board sufficient time to make informed judgments and take actions that are in the best interests of all stockholders. The Rights Plan does not prevent the Board from engaging with parties or accepting an acquisition proposal if the Board believes that it is in the best interests of the Company and its stockholders. The Rights Plan is similar to other plans adopted by publicly held companies in comparable circumstances.
OVERALL EFFECT OF THE RIGHTS PLAN
The trigger of the Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights Plan and the issuance of the Rights may be to render more difficult or discourage a merger, tender or exchange offer or other business combination involving the Company that is not approved by the Board. However, the Rights Plan is not intended to prevent a takeover or deter fair offers for shares of the Company. On the contrary, the Rights Plan is designed to protect the Company and its stockholders from efforts to capitalize on recent market volatility and macroeconomic conditions to obtain control of the Company on terms that are not in the best interests of the Company and its shareholders by encouraging any person or group seeking to acquire the Company to negotiate with the Board. Since the Board may redeem the Rights prior to the Distribution Date (as defined below), the Rights will not interfere with any merger or business combination approved by the Board.
The Rights Plan is not expected to interfere with the day-to-day operations of the Company. The continuation of the existing outstanding Rights and the issuance of additional Rights in the future will not in any way alter the financial condition of the Company, impede its business plans or alter its financial statements.

DESCRIPTION OF RIGHTS AGREEMENT
The following summary of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement. A copy of the Rights Agreement, as amended by Amendments No. 1 and Amendment No. 2, is attached to this Proxy Statement as Appendix A and incorporated by reference herein.
The Rights
The Rights will not be exercisable and will trade with shares of the common stock until the earlier to occur of (a) the tenth calendar day (or such later date as may be determined by the Board) after a person or group acquires beneficial ownership of 10% (15% in the case of a passive institutional investor) or more of our outstanding common stock (an “Acquiring Person”) or (b) the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or entity becomes an Acquiring Person) following the date of commencement of, or the first announcement of, an intention to commence, a tender offer or exchange offer, the consummation of which would result in any person or entity or group of persons or entities acting in concert becoming an Acquiring Person; provided, however, the term “Acquiring Person” is subject to certain customary exceptions whereby certain stockholders that would have otherwise been an Acquiring Person are excluded from the definition of “Acquiring Person”. Any stockholders with beneficial ownership of common stock above the applicable threshold as of the time of this announcement are grandfathered at their current ownership levels but are not permitted to increase their ownership without triggering the Rights. Prior to exercise, the Right does not give its holder any dividend, voting or liquidation rights.
The date when the Rights separate from common stock and become exercisable is referred to herein as the “Distribution Date”. Until that date, common stock certificates or, in the case of uncertificated shares, notations in the book-entry account system, will evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After the Distribution Date, the Rights will be evidenced by separate book-entry credits or by Rights certificates that the Company will mail to all eligible, certificated holders of common stock. Any Rights held by an Acquiring Person are null and void and may not be exercised.
Exercise Price
After the Distribution Date, each Right will entitle the holder to purchase one-thousandth (1/1000th) of a Preferred Share for $25.00, adjusted to $325.00 following the Reverse Stock Split, subject to further adjustment (the “Exercise Price”). Each one-thousandth (1/1000th) of a Preferred Share has economic terms similar to that of one share of common stock. The Exercise Price payable, and the number of Preferred Shares or other securities or other property issuable upon exercise of the Rights will be subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares. The exercise of Rights to purchase Preferred Shares will at all times be subject to the availability of a sufficient number of authorized but unissued Preferred Shares. Notwithstanding the foregoing, with certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments require an adjustment of at least 1% in such Exercise Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of the number of one one-hundredth (1/100th) of a Preferred Share issuable upon the exercise of one Right, which may, at the Company’s election, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.
Beneficial Ownership
Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of underlying shares of common stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended — are treated as beneficial ownership of the number of shares of common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of common stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership. In addition, shares held by affiliates and associates of an Acquiring Person, including shares that are subject of, or the reference securities for, or that underline, any derivative position of such persons, will be deemed to be beneficially owned by the Acquiring Person. In addition, any securities beneficially owned by a third party with whom the Acquiring Person has any agreement, arrangement or understanding (whether or not in writing) (i) for the purpose of acquiring, holding or voting securities of the Company or (ii) to cooperate in obtaining, changing or influencing control of the Company, will be deemed to be beneficially owned by the Acquiring Person.

Consequences of a Person or Group Becoming an Acquiring Person
•
Flip-In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person or its affiliates may, for the Exercise Price, purchase shares of common stock with a market value of twice the Exercise Price.

•
Exchange. In lieu of “flip-in” feature described above, the Board may, at its option at any time after a person or group becomes an Acquiring Person, exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, for shares of common stock at an exchange ratio of one share of common stock per Right (subject to adjustment).

•
Flip-Over. If the Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person or its affiliates may purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a market value of twice the Exercise Price.

Company Preferred Share Provisions
Each Preferred Share, if issued:
•	will not be redeemable;
•
when and if any dividend is declared on common stock, entitle the holder to a preferential quarterly dividend payment equal to 1,000 times the aggregate per share price of all cash and non-cash dividends declared per share of common stock;

•
will entitle the holder upon liquidation either to receive $1,000 plus an amount equal to accrued and unpaid dividends and distributions thereon or an aggregate amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of common stock;

•	will have 1,000 votes, voting together with the common stock;
•
if shares of common stock are exchanged via merger, consolidation, or a similar transaction, will entitle the holder to a per share payment equal to 1,000 times the amount of consideration received per share of common stock; and

•	the Preferred Shares would rank junior to any other series of the Company’s preferred stock.
The value of one-thousandth interest in a Preferred Share is intended to approximate the value of one share of common stock.
Expiration
Currently, the Rights will expire at the Annual Meeting. If this Proposal 4 is approved by the Company’s stockholders, the Final Expiration Date will be extended to October 10, 2026, unless the Rights are earlier redeemed or exchanged by the Company.
Redemption
The Board may redeem the Rights for $0.001 per Right at any time prior to the earlier of (A) such time as any person or group becomes an Acquiring Person or (B) the close of business on the Final Expiration Date. Following the expiration of the above periods, the Rights become nonredeemable. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if the Company effects a stock split or stock dividend of common stock.
Anti-Dilution Provisions
Rights will have the benefit of certain customary anti-dilution provisions.
Amendments
The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, the Board may not amend the Rights Agreement in a way that adversely affects holders of the Rights.

Miscellaneous
The Rights Agreement does not contain any dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future Board to redeem the Rights. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

PROPOSAL NO. 5
THE NASDAQ PROPOSAL
SUMMARY
The purpose of Proposal No. 5 is to obtain the stockholder approval of the transactions contemplated by the Asset Purchase Agreement, by and among the Company, Erigen and Factor, including, for purposes of Nasdaq Listing Rule 5635(a) and 5635(b), the issuance of 20% or more of the Company’s outstanding shares of common stock upon consummation of the transactions contemplated thereby.
SUMMARY OF THE CONTEMPLATED TRANSACTIONS
On November 19, 2025, the Company entered into the Asset Purchase Agreement with Erigen and Factor, pursuant to which, among other things and subject to the terms and conditions contained therein, Erigen and Factor (the “Sellers”) have agreed to sell and transfer to the Company all right, title and interest of the Sellers as of the Closing in and to all of the assets primarily related to (a) ERI-2003, an autologous BCMA/CD19 dual-targeting CAR T-cell therapy, (b) ERI-2206, an autologous CD70/CD70 dual-targeting CAR T-cell therapy, (c) ERI-3003, an allogeneic BCMA/CD19 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor, and (d) ERI-3206, an allogeneic CD70/CD70 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor (collectively, the “Assets”), in exchange for the issuance to Erigen, on behalf of both Sellers, aggregate consideration of 8,268,495 shares of our common stock (the “Closing Consideration”). The Company will only assume (a) liabilities under the certain acquired contracts solely to the extent incurred based on events occurring after the date of the closing (the “Closing Date”) of the transactions contemplated by the Asset Purchase Agreement, and (b) any liabilities for certain tax obligations to the extent relating to the Assets for any taxable period beginning after the Closing Date (the “Assumed Liabilities”). Additionally, Factor has made a funding commitment to provide the Company with financial support for at least 18 months following the closing of the acquisition of Assets, up to a maximum amount of $20.0 million that is inclusive of any amounts raised and received by the Company after the date of the Asset Purchase Agreement, on the terms and subject to the conditions and other provisions of a funding commitment letter contemplated by and entered into concurrently with the Asset Purchase Agreement.
Pursuant to the Asset Purchase Agreement, the Company shall (i) establish a record date for a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking the affirmative vote of a majority of the votes cast by holders of shares of the Company’s capital stock in favor of this Proposal No. 5 (the “Required Stockholder Vote”), and (ii) duly call, give notice of, convene and hold the Stockholders Meeting as promptly as practicable. The Company shall mail a proxy statement as promptly as reasonably practicable and schedule the Stockholders Meeting to be held within sixty (60) days of the initial mailing of the proxy statement; provided, however, that the Company may postpone or adjourn the Stockholders Meeting with the prior written consent of Factor or if it reasonably believes that (x) it is necessary to ensure that any supplement or amendment to the proxy statement required by applicable law is provided to the holders of our common stock within a reasonable amount of time in advance of the Stockholders Meeting, (y) it will not receive proxies sufficient to obtain the Required Stockholder Vote, whether or not a quorum would be present, or (z) sufficient shares of our common stock will not be represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders Meeting, in each case as long as the date of the Stockholders Meeting is not postponed or adjourned in the aggregate by more than 60 calendar days or held any later than March 19, 2026. The Annual Meeting has been called, in part, for the purpose of satisfying the requirements above.
The offer and sale of the securities pursuant to the Asset Purchase Agreement are made pursuant to an exemption from registration in reliance upon Rule 506(b) of Regulation D or Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Our obligation to issue the Closing Consideration pursuant to the Asset Purchase Agreement is expressly conditioned upon approval of this Proposal No. 5.
EFFECT OF ISSUANCE OF ADDITIONAL SECURITIES
The issuance of our common stock described in this Proposal No. 5 would result in the issuance of over 20% of our outstanding shares of common stock on a pre-transaction basis. As such, for so long as Erigen or, following the intended dissolution of Erigen, its equityholders, Dr. Angel and Lotus, beneficially own a significant amount of shares of our common stock, they could significantly influence future Company decisions. Our stockholders will incur dilution of their percentage ownership upon the issuance of shares to Erigen. Stockholder approval of Proposal No. 5 will apply to issuances of shares of our common stock to Erigen upon consummation of the Contemplated Transactions.
NASDAQ MARKETPLACE REQUIREMENTS AND THE NECESSITY OF STOCKHOLDER APPROVAL
Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the listing rules of Nasdaq. Under Nasdaq Listing Rule 5635(a), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s assets, if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Issuance of the Closing Consideration will result in the issuance of more than 20% of our issued and outstanding shares of common stock immediately prior to closing in connection with the Contemplated Transactions. In addition, under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer).
If our stockholders do not approve this Proposal No. 5, the Contemplated Transactions cannot be consummated in a manner that complies with Nasdaq Listing Rule 5635(a) and 5635(b).
ADDITIONAL INFORMATION
This summary is intended to provide you with basic information concerning the Contemplated Transactions. For a more complete description of the conditions to the completion of the Contemplated Transactions, please see the section of this proxy statement captioned “Contemplated Transactions.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

RISK FACTORS
You should carefully consider and evaluate all of the information contained in this proxy statement in evaluating the proposals to be voted on at the Annual Meeting, including with respect to the transactions contemplated by the Asset Purchase Agreement and the other agreements referenced therein. In particular, you should carefully consider and evaluate the risks and uncertainties described under the heading “Risk Factors” in this proxy statement, as well as in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2025, June 30, 2025 and September 30, 2025. Stockholders are further advised that the risks described below and in the Company’s SEC filings may not be the only risks we face. Additional risks that we do not yet know of, or that we currently think are immaterial, may also negatively impact our business operations or financial results. Any of the risks and uncertainties set forth in this proxy statement could materially and adversely affect our business, results of operations and financial condition, which in turn could materially and adversely affect the value of our securities.
RISKS RELATED TO CONTEMPLATED TRANSACTIONS
The Contemplated Transactions may not be completed on the terms or timeline currently contemplated, or at all. We will be subject to certain uncertainties while the Contemplated Transactions are pending, which could adversely affect our business.
The consummation of the Contemplated Transactions is subject to numerous conditions, including receipt of the Required Stockholder Vote and other customary closing conditions. For a more complete description of the conditions to the completion of the Contemplated Transactions, please see the section of this proxy statement captioned “Asset Purchase Agreement—Conditions to Closing of the Contemplated Transactions.”
If the Contemplated Transactions are not completed for any reason, the price of our common stock may decline to the extent that the market price thereof reflects or previously reflected positive market assumptions that the Contemplated Transactions would be completed, and the benefits of the Contemplated Transactions would be realized. In addition, we have expended and will continue to expend significant management time and resources and have incurred and will continue to incur significant expenses due to legal, advisory, printing and financial services fees related to the Contemplated Transactions. These expenses must be paid regardless of whether the Contemplated Transactions are consummated, and such expenses may be more than anticipated, particularly if the Contemplated Transactions are not completed on the anticipated timeline. If the Contemplated Transactions are not consummated, we may be required under certain circumstances to pay a termination fee of $300,000. There can be no assurance that the Contemplated Transactions will be consummated.
Uncertainty about the effect of the Contemplated Transactions on those that do business with us or invest in our securities may have an adverse effect on us or the trading price of our common stock. These uncertainties may impair our ability to attract, retain and motivate key personnel until the Contemplated Transactions are completed and for a period of time thereafter, and could cause those that transact with us to seek to change their existing business relationships with us. During the pendency of the Contemplated Transactions, management and other personnel will be required to dedicate time and attention to execution of the Contemplated Transactions, which may partially divert their attention from the Company’s business.
We may be subject to lawsuits relating to the Contemplated Transactions, which could adversely affect our business, financial condition and operating results.
Lawsuits may be filed challenging the Contemplated Transactions, which could prevent the Contemplated Transactions from being completed, or could result in a material delay in, or the abandonment of, the Contemplated Transactions. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Contemplated Transactions, then that injunction may delay or prevent the Contemplated Transactions from being completed, which may adversely affect our business, financial position and results of operations.
The termination of the Asset Purchase Agreement could negatively impact our business.
The Asset Purchase Agreement is subject to a number of conditions that must be satisfied, including the approval by the Company’s stockholders of Proposal No. 5, or waived, prior to the completion of the Contemplated Transactions. These conditions to the completion of the Contemplated Transactions, some of which are beyond our control, may not be satisfied or waived in a timely manner or at all, and, accordingly, the Contemplated Transactions may be delayed or may not be completed. The Asset Purchase Agreement may also be terminated under certain circumstances. If the Contemplated Transactions are not completed for any reason, our access to capital, ongoing businesses and financial results may be adversely affected.
The Contemplated Transactions may be completed even though material adverse changes, such as industry-wide changes or other events, may occur subsequent to the announcement of the Contemplated Transactions.
In general, the Company can refuse to complete the Contemplated Transactions if there is a material adverse change affecting the Assets. However, some types of changes do not permit the Company to refuse to complete the Contemplated Transactions, even if such changes would have a material adverse effect on any of the parties involved in the Contemplated Transactions. For example, if there are changes generally affecting the biotechnology industry, or the economy or the financial, credit or securities markets, the Company would not be permitted to refuse to complete the Contemplated Transactions. If adverse changes occur that affect the Assets but the parties are still required to complete the Contemplated Transactions, the Company’s share price, business and financial results after the completion of the Contemplated Transactions may suffer.
Subsequent to the consummation of the Contemplated Transactions, we may discover material issues with respect to the Assets that could have a significant negative effect on our financial condition, results of operations and share price.
Although we have conducted due diligence on the Assets, we cannot assure you that this diligence revealed all material issues that may be present in the Assets and Assumed Liabilities, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and the Sellers’ control will not arise. As a result, we may realize losses after the closing of the Contemplated Transactions. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities or otherwise affect the Company’s to obtain future financing on favorable terms or at all.
The unaudited pro forma financial information included in this proxy statement may not be indicative of what our actual financial position or operational results would have been.
The unaudited pro forma financial information included in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Contemplated Transactions been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Information” for more information.
We will incur significant transaction-related costs in connection with the Contemplated Transactions.
We expect to incur significant nonrecurring costs associated with the Contemplated Transactions before, at, and after closing of the Contemplated Transactions. We will also incur transaction fees and costs related to formulating and implementing post-closing integration of the Assets with our pipeline and other business initiatives and operating plans.
If the benefits of the Contemplated Transactions do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.
If the benefits of the Contemplated Transactions do not meet the expectations of investors or securities analysts following consummation of the Contemplated Transactions, the market price of our common stock prior to the completion of the Contemplated Transactions may decline. The market values of our securities may vary significantly due to the market’s reaction to the Contemplated Transactions and general market and economic conditions, including from their prices on the date the Asset Purchase Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on this Proposal No. 5.
In addition, an active trading market for our common stock following the completion of the Contemplated Transactions may not be sustained. If our common stock becomes delisted from Nasdaq for any reason and is relegated to the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our common stock will be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. In such circumstances, the trading price of our common stock may not recover and may experience a further decline. You may be unable to sell your shares of common stock unless a market for our common stock can be sustained.
Sales of substantial amounts of our common stock in the open market could depress its stock price.
Though 50% of the shares of our common stock that will be issued to Erigen at the closing of the Contemplated Transactions will be subject to a lock-up period of 180 days, the remaining shares to be issued to Erigen will be freely tradable without restrictions upon the registration of such shares under the Securities Act. If the Contemplated Transactions are completed and if Erigen or its permitted transferees sell substantial amounts of shares of our common stock in the public market, the market price of shares of our common stock may decline.
Our current stockholders will have a reduced ownership interest and voting power in the Company after the Contemplated Transactions.
Immediately following the Contemplated Transactions, our stockholders as of immediately prior to the Contemplated Transactions are expected to hold 37.3% of our common stock and Erigen is expected to hold approximately 62.7% of our common stock, in each case, calculated on a fully diluted basis and not accounting for any other issuances of common stock after the date of the Asset Purchase Agreement. If and when the Contemplated Transactions are consummated, each stockholder will remain a stockholder of the Company with a percentage ownership of the Company that will be smaller than the stockholder’s percentage of the Company prior to the Contemplated Transactions. Our stockholders will have less voting power in the Company than they currently have. Our pre-Contemplated Transactions stockholders, as a group, will be able to exercise less influence over the management and policies of the Company following the consummation of the Contemplated Transactions than they are able to exercise over the Company, immediately prior to the consummation of the Contemplated Transactions.
The opinion of our financial advisor will not reflect changes in circumstances after the date of such opinion.
We received a written opinion, dated November 18, 2025 (the “MTS Opinion”) from MTS Securities, LLC (“MTS Securities”), our financial advisor, to the effect that, as of the date of such opinion and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth in the MTS Opinion, the Closing Consideration pursuant to the Asset Purchase Agreement was fair, from a financial point of view, to the Company. The MTS Opinion did not constitute a recommendation to our Board (or any member thereof) as to how it should vote with respect to the Contemplated Transactions or any other matter. Changes in the operations or prospects of the Company, general market and economic conditions and other factors that may be beyond the control of the Company, and on which the MTS Opinion was based, may alter the value of the prices of shares of our common stock by the time the Contemplated Transactions are completed. Because we did not obtain, and do not expect to request MTS Securities to update its opinion, the MTS Opinion will not address the fairness of the Closing Consideration, from a financial point of view, to the Company at the time the Contemplated Transactions are consummated. The MTS Opinion does not speak to any date other than November 18, 2025, being the date of the opinion. See the section of this proxy statement titled “Opinion of the Company’s Financial Advisor.” A copy of the MTS Opinion is attached hereto as Appendix C and is incorporated by reference herein in its entirety.
Financial projections regarding the Assets may not prove accurate in the near-term or long-term.
In connection with the Contemplated Transactions, our management prepared and considered certain adjusted standalone financial projections with respect to the Assets. These financial projections are based on several assumptions, including regarding the successful commercialization of the Assets, future product revenue and expenditures. These financial projections were not prepared with a view to public disclosure, are subject to significant economic, competitive, industry and other uncertainties and may not be achieved in full, within projected timeframes or at all. The failure of the Company to achieve projected results with respect to the Assets could have a material adverse effect on the price of our common stock and our financial position.

DESCRIPTION OF ASSETS
EXECUTIVE SUMMARY
Factor Bioscience
Factor is advancing a pipeline of allogeneic cell therapies designed to treat devastating diseases with high unmet medical need. Its pipeline represents over a decade of work focused on harnessing the potential of the most advanced cell engineering technologies to create a new generation of medicines for patients.
Factor is a wholly-owned subsidiary of Factor Bioscience LLC. Factor also has two wholly-owned subsidiaries below it, Factor Bioscience Limited and Factor Bioscience Pty Ltd.
Erigen
Dr. Angel and Bangxia Yang have been pursuing biotechnology business ventures and corporate partnerships to further develop certain Factor assets as well as identify other assets outside of Factor. Bangxia Yang has no affiliation with Factor. Bangxia Yang formed Lotus for purposes of these pursuits and is the sole owner and managing member of Lotus. Dr. Angel formed a limited liability company, Erigen, for the purposes of these pursuits. Dr. Angel is the sole manager of Erigen and holds 58.5% of the common units of Erigen (consisting of 100% of the voting common units) and Lotus holds the remaining 41.5% common units (consisting of non-voting common units).
LICENSE AND COLLABORATION AGREEMENTS BETWEEN FACTOR, ERIGEN AND NOVATIM
Novatim Immune Therapeutics
Novatim Immune Therapeutics Co., Ltd. (“Novatim”) is a company organized under the laws of the People’s Republic of China focused on utilizing tumor immunotherapy to address unmet clinical needs. As discussed below, Erigen entered into a license and collaboration agreement with Novatim to develop and commercialize KQ-2003 and KQ-2206 (referred to hereinafter using their Erigen program names, ERI-2003 and ERI-2206) chimeric antigen receptor T-cell (“CAR-T”) therapies.
Erigen License and Collaboration Agreements
Novatim License and Collaboration Agreement
In July 2025, Erigen entered into an Exclusive License and Collaboration Agreement (the “Novatim License Agreement”) with Novatim. Pursuant to the Novatim License Agreement, Erigen obtained an exclusive license to specified patents and know-how in all fields worldwide, but excluding Greater China, India, Turkey, and Russia, to exploit the ERI-2003 and ERI-2206 programs and allogeneic CAR-T therapies based on the ERI-2003 and ERI-2206 programs. Erigen also received a right of first negotiation to negotiate a license to exploit allogeneic CAR-T therapies and in vivo CAR-T therapies in Greater China. Erigen is obligated to meet certain diligence milestones by specified dates and to use commercially reasonable efforts to develop and make commercially available at least one licensed product in the licensed territory. No upfront payment was paid pursuant to the Novatim License Agreement. Erigen is obligated to pay Novatim up to $80 million in total upon achievement of certain development milestones for the programs and up to $1.24 billion in total upon achievement of certain commercial milestones for the programs. In addition, Erigen is required to pay Novatim mid-to-high single digit royalties on net sales of licensed products, subject to certain customary reductions, up to a lifetime maximum of $800 million, following which Erigen’s license shall become fully paid and royalty-free. Either party may terminate the Novatim License Agreement for the other party’s uncured material breach or the other party’s specified insolvency events.
Factor Amended and Restated License and Collaboration Agreement
In November 2025, Erigen entered into an Amended and Restated License and Collaboration Agreement (the “Restated Factor License Agreement”) with Factor Bioscience Limited. Pursuant to the Restated Factor License Agreement, Erigen obtained an exclusive license to specified patents in all fields worldwide, but excluding Greater China, India, Turkey, and Russia, to exploit the ERI-3003 and ERI-3206 programs. The Restated Factor License Agreement also establishes a Joint Steering Committee for the purposes of discussing and coordinating collaboration opportunities and serving as a forum for information sharing. Erigen is obligated to meet certain diligence milestones by specified dates and to use commercially reasonable efforts to develop and make commercially available at least one licensed product in the licensed territory. No upfront payment was paid pursuant to the Restated Factor License Agreement. Erigen is obligated to pay Factor Bioscience Limited up to $40 million in total upon achievement of certain development milestones for the programs and up to $620 million in total upon achievement of certain commercial milestones for the programs. In addition, Erigen is required to pay Factor Bioscience Limited mid-single digit to high-teens royalties on net sales of licensed products on a country-by-country and licensed product-by-licensed product basis until expiration of the last to expire valid claim of certain licensed patents covering such licensed product in such country, subject to certain customary reductions, and low-to-mid double digit sublicense fees. The Restated Factor License Agreement will continue until expiration of the last-to-expire royalty term. Either party may terminate the Restated Factor License Agreement for the other party’s uncured material breach or the other party’s specified insolvency events. In addition, Erigen may terminate the Restated Factor License Agreement at any time without cause after a specified notice period.
Factor Amended and Restated Master Services Agreement
In November 2025, Erigen entered into an Amended and Restated Master Services Agreement (the “Restated Factor Services Agreement”) with Factor. Pursuant to the Restated Factor Services Agreement, Factor will perform services requested by Erigen on a fee-for-services basis and provide Erigen access to Factor’s facilities as mutually agreed upon in one or more written work orders. All deliverables developed as a result of Factor’s performance of the services or as set forth in a work order, other than specified improvements, will be the property and confidential information of Erigen. Furthermore, Factor grants to Erigen a freedom-to-operate license to its background intellectual property solely to the extent necessary or reasonably useful to use, practice or otherwise exploit the deliverables. Either party may terminate the Restated Factor Services Agreement at any time without cause after a specified notice period, provided that termination of the Restated Factor Services Agreement will not terminate any ongoing work orders. Either party may terminate individual work orders in accordance with the terms of the applicable work order.
DETAILED DESCRIPTION OF THE ASSETS
As discussed above under “—Asset Purchase Agreement”, subject to the terms and conditions of the Asset Purchase Agreement, the Sellers will sell and transfer to us all rights, title and interest in all of the therapeutic assets primarily related to the Assets, including: (a) ERI-2003, an autologous BCMA/CD19 dual-targeting CAR-T therapy (to be known under Tempest control as TPST-2003), (b) ERI-2206, an autologous CD70/CD70 dual-targeting CAR-T therapy (to be known under Tempest control as TPST-2206), (c) ERI-3003, an allogeneic BCMA/CD19 dual-targeting CAR-T therapy with a gene edit in the T-cell receptor alpha constant (“TRAC”) locus that inactivates the T cell receptor (to be known under Tempest control as TPST-3003), and (d) ERI-3206, an allogeneic CD70/CD70 dual-targeting CAR-T therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3206 (to be known under Tempest control as TPST-3206), solely in exchange for a fixed number of shares of Common Stock.
ERI-2003
ERI-2003 is an autologous BCMA/CD19 dual-targeting CAR-T therapy designed to target and destroy BCMA and/or CD19-expressing cells, which are implicated in multiple cancers. Novatim is developing ERI-2003 for the treatment of relapsed/refractory multiple myeloma (“rrMM”) and the rare disease, POEMS syndrome, and is conducting a Phase 1 clinical trial of ERI-2003 in China for rrMM and a Phase 1 clinical trial of ERI-2003 in China for POEMS syndrome. Novatim is planning to conduct a pivotal study for ERI-2003 in rrMM, in preparation for a potential BLA application in China by the end of 2027. Under the Novatim License Agreement, Novatim is solely responsible, at its expense, for the development and commercialization of ERI-2003 in Greater China, and Erigen has the right to use clinical data generated by Novatim for Erigen’s regulatory submissions and other purposes. If Novatim does not submit a BLA for ERI-2003 in Greater China by January 18, 2028, it shall be deemed a material breach of the Novatim License Agreement, and Erigen may, in lieu of termination, elect to extend the time provided to achieve certain milestones, including, for example, initiating a first clinical trial of ERI-2003 in the United States by an amount of time equal to the duration of Novatim’s delay in submitting the BLA.
Our development strategy for ERI-2003, which, assuming the completion of Contemplated Transactions, we intend to refer to as TPST-2003, is expected to include conducting a formal transfer of manufacturing information from Novatim, and preparing an investigational new drug (“IND”) application to the FDA in preparation for a clinical trial of ERI-2003 in the United States. We anticipate that clinical data from Novatim’s planned pivotal study of ERI-2003 in China will be available to us prior to our committing to initiate our own clinical development of ERI-2003, and we believe that these data, if positive, may support a potentially registrational clinical trial of ERI-2003 in the U.S.
ERI-2206
ERI-2206 is an autologous CD70/CD70 dual-targeting CAR-T therapy designed to target and destroy CD70-expressing cells, which are implicated in multiple cancers. Novatim is developing ERI-2206 for the treatment of renal cell carcinoma. Our development strategy includes evaluating the preclinical data generated by Novatim, which, if positive, may support our decision to conduct a formal transfer of manufacturing information from Novatim in preparation for our future development of ERI-2206.
We intend to refer to ERI-2206 as TPST-2206 following completion of Contemplated Transactions.
ERI-3003
ERI-3003 is an allogeneic BCMA/CD19 dual-targeting CAR-T therapy with a gene edit in the TRAC locus that inactivates the T cell receptor designed to target and destroy BCMA and/or CD19-expressing cells, which are implicated in multiple cancers. ERI-3003 is designed to use the same CAR structure as ERI-2003, while the gene edit in the TRAC locus is designed to enable the use of T cells from healthy donors as a starting material, which may result in lower manufacturing costs and shorter time to treatment, compared to an autologous product. Because ERI-3003 is designed to use the same CAR structure as ERI-2003, we anticipate that the clinical data generated during the development of ERI-2003 will be highly relevant to the development of ERI-3003, and may reduce the overall development timeline of ERI-3003.
Our development strategy for ERI-3003, which, assuming the completion of Contemplated Transactions, we intend to refer to as TPST-3003, is expected to include conducting process development related to the gene edit in the TRAC locus and generating preclinical data to support the preparation of an IND submission to the FDA. We anticipate that clinical data from Novatim’s planned pivotal study of ERI-2003 in China will be available to us prior to our committing to initiate our own clinical development of ERI-3003.
ERI-3206
ERI-3206 is an allogeneic CD70/CD70 dual-targeting CAR-T therapy with a gene edit in the TRAC locus that inactivates the T cell receptor designed to target and destroy CD70-expressing cells, which are implicated in multiple cancers. ERI-3206 is designed to use the same CAR structure as ERI-2206, while the gene edit in the TRAC locus is designed to enable the use of T cells from healthy donors as a starting material, which may result in lower manufacturing costs and shorter time to treatment, compared to an autologous product.
Our development strategy for ERI-3206, which, assuming the completion of Contemplated Transactions, we intend to refer to as TPST-3206, is expected to include evaluating the preclinical data generated by Novatim for ERI-2206, which, if positive, may support our decision to further develop ERI-3206.

CONTEMPLATED TRANSACTIONS
OVERVIEW
On November 19, 2025, we entered into the Asset Purchase Agreement, with Factor and Erigen, pursuant to which, among other things and subject to the terms and conditions contained therein, we agreed to purchase, assume and accept all right, title and interest of the Sellers to the Assets and the Assumed Liabilities. In exchange for the acquisition of the Assets and the assumption of the Assumed Liabilities, we will issue aggregate consideration of 8,268,495 shares of our common stock to Erigen, on behalf of the Sellers.
Furthermore, concurrently with the Asset Purchase Agreement, the Company and Factor entered into a funding commitment letter, pursuant to which Factor made a funding commitment to provide the Company with financial support for at least 18 months following the closing of the acquisition of Assets, up to a maximum amount of $20.0 million that is inclusive of any amounts raised and received by the Company after the date of the Asset Purchase Agreement, on the terms and subject to the conditions and other provisions therein. See below for more detailed discussion of the terms of the Asset Purchase Agreement and the related agreements.
REASONS FOR THE CONTEMPLATED TRANSACTIONS
In evaluating the Contemplated Transactions and recommending that our stockholders vote in favor of approval of Proposal No. 5, our Board, in consultation with the Company’s management, outside legal counsel and financial advisors, considered the following material factors that it believes support its decision to enter into the Asset Purchase Agreement and to consummate the Contemplated Transactions (which factors are not necessarily presented in order of relative importance):
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the Board’s assessment that the Asset Purchase Agreement and the Contemplated Transactions were the result of an active, months-long and comprehensive strategic review process that included outreach to numerous potential counterparties and the evaluation of a broad range of alternatives—including mergers and acquisitions, partnerships, joint ventures, licensing arrangements, equity or debt financings and an orderly dissolution—but that none of these alternatives resulted in actionable proposals reasonably likely to deliver greater value to stockholders;

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the potential for meaningful value creation through expansion of the Company’s pipeline with the Assets, including the potential for future milestone events associated with the development and commercialization of the Assets;

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the certainty and financial support associated with Factor’s funding commitment, which provides for at least 18 months of post-closing runway and, in the Board’s view, enhances the Company’s ability to expand its pipeline with respect to the development of the Assets and potentially improves future access to public-market capital;

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the Board’s belief that further extending the strategic review process was unlikely to yield actionable alternatives superior to the proposed transaction with the Sellers and risked jeopardizing the Company’s opportunity to consummate such transaction altogether, particularly in light of the Company’s constrained liquidity and limited strategic optionality;

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that the Asset Purchase Agreement and related transaction documents were the product of robust, arm’s-length negotiations between the parties, conducted by management at the direction of the Board and with the support of independent financial and legal advisors, which negotiations resulted in improvements to the economic terms proposed by Factor and produced representations, warranties, covenants, closing conditions and termination provisions that the Board considered reasonable, appropriate and supportive of completing the Contemplated Transactions in a timely and orderly manner;

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the Company’s ability under the Asset Purchase Agreement to consider and respond to unsolicited written acquisition proposals and, under certain circumstances, to terminate the Asset Purchase Agreement to enter into a Superior Offer (as defined below), thereby preserving the ability to deliver greater value to stockholders if such an opportunity were to arise;

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the closing conditions designed to protect the Company, including the requirement that the Company receive gross proceeds of at least $5.0 million in equity financing after the execution of the Asset Purchase Agreement, of which $4.25 million was received on November 26, 2025 and which condition was subsequently waived by the parties to the Asset Purchase Agreement;

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the expectation that Dr. Angel, co-founder and Chief Executive Officer of Factor and an individual with substantial knowledge of and experience with the Assets, would join the Company as President and Chief Executive Officer at the closing of the Contemplated Transactions;

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the Board’s receipt and consideration of the fairness opinion delivered by MTS Securities as to the fairness, from a financial point of view, of the consideration to be paid by the Company in the Contemplated Transactions; and

•
the Board’s belief that the potential benefits of the Contemplated Transactions and the other transactions contemplated by the Asset Purchase Agreement outweighed the risks and uncertainties inherent in the Contemplated Transactions and in the Company’s standalone prospects.

The foregoing discussion of factors considered by the Board is not intended to be exhaustive but is a summary only of the material factors considered by the Board. In light of the variety of factors considered in connection with its evaluation of the Contemplated Transactions, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented.
BACKGROUND OF THE CONTEMPLATED TRANSACTIONS
The following chronology summarizes key meetings and events that led to the signing and announcement of the Asset Purchase Agreement. This chronology does not purport to catalogue every conversation of, by, with or among members of the Board, the Company’s management, the Company’s financial advisors, legal advisors or other representatives of the Company or Factor, Erigen or any other person.
Throughout 2024 and into the first quarter of 2025, the Company undertook a series of initiatives to evaluate financing options to support its ongoing clinical programs, including the Company’s pivotal Phase 3 trial for amezalpat. Throughout this period, management observed a lack of support in the capital markets for clinical-stage immuno-oncology companies, which adversely affected the Company’s ability to raise additional capital on acceptable terms. In light of these market pressures, management and the Board undertook a comprehensive assessment of the Company’s business, financial condition, results of operations and prospects, including the viability of pursuing alternative strategic paths.
As part of this assessment, the Company continued discussions with potential investors regarding standalone capital-raising opportunities while simultaneously identifying potential counterparties for strategic transactions that could provide additional operating runway, expand the Company’s business prospects, or otherwise unlock value for stockholders and, in April 2025, the Company publicly announced that it was exploring a broad range of strategic alternatives.
The Company previously retained MTS Health Partners, L.P. (“MTS”) in October 2023 to assist the Company in its strategic review process. Prior to such engagement, the Board reviewed information provided by MTS regarding certain material relationships and, following such review, approved proceeding with the engagement of MTS to act as financial advisors to the Company.
Between April and May 2025, MTS, as authorized by the Board, contacted approximately 100 potential strategic counterparties and executed non-disclosure agreements with approximately 14 of them. Additionally, as part of this process, MTS instructed interested counterparties to submit written indications of interest. Management and representatives of MTS and Cooley LLP (“Cooley”), the Company’s outside legal counsel, met frequently with the Board to review the status of these outreach efforts, assess indications of interest, and receive direction from the Board regarding the strategic review process.
On May 9, 2025, the Company and Factor executed a mutual non-disclosure agreement, which did not contain a standstill provision.
On May 27, 2025, the Company received a written indication of interest from Factor proposing a sale of certain Factor assets to the Company in exchange for newly issued shares of common stock representing 90% of the Company’s outstanding common stock on a fully diluted basis, together with a commitment to provide financing to the Company, which Factor initially proposed would take the form of a PIPE financing.

On May 29, 2025, the Board met with management and representatives of MTS and Cooley to review Factor’s initial indication of interest and ongoing discussions with and updates with respect to other potential counterparties, including two other indications of interest received by the Company. Representatives of MTS reviewed the status of the strategic review, including indications of interest received to date. The Board discussed the preliminary terms of Factor’s indication of interest, potential improvements that might be sought, and the relative merits and risks of pursuing Factor’s proposal or other alternatives raised during the process.
On May 30, 2025, representatives of the Company, MTS and Factor held an introductory teleconference to discuss the potential transaction, anticipated timeline and Factor’s willingness and ability to backstop an equity financing. Following the meeting, the parties exchanged diligence questions and engaged in active discussions regarding transaction structure and financing considerations.
On June 4, 2025, representatives of MTS met telephonically with a second potential counterparty that had submitted a preliminary indication of interest. During the meeting, the parties discussed the counterparty’s proposed transaction structure and related terms. Following the meeting and further evaluation of the feasibility and economics of the counterparty’s proposal, the Company, in consultation with the Board, determined that such proposal was not actionable on the terms presented and did not represent a superior alternative to continuing negotiations with Factor.
On June 5, 2025, the Board met with management and its advisors to review the status of indications of interest received to date. Representatives of MTS and management provided an update regarding discussions with several potential counterparties, including Factor, and the Board discussed next steps for the ongoing process.
On June 11, 2025, the Company received approximately $4.1 million in gross proceeds from a separate equity financing, which modestly extended the Company’s cash runway. The following day, on June 12, 2025, the Board met to review the Company’s updated financial position and to evaluate the viability of continuing negotiations with Factor as well as prospects for other indications of interest. After discussion, the Board continued to view Factor’s proposal as the most actionable path due to the value of Factor’s asset portfolio, the proposed financing backstop by Factor, and the perceived certainty of closing relative to other alternatives, none of which had matured into actionable proposals.
On June 17, 2025, representatives of MTS and Factor held a call to discuss key terms of the potential transaction, including a possible concurrent PIPE financing, the anticipated composition of the Company’s post-closing Board and management team, and the form of closing consideration.
Later on June 17, 2025, at the direction of the Board, representatives of MTS delivered a counterproposal containing a draft summary of preliminary terms for an asset acquisition to representatives of Factor and a due diligence request list. These terms reflected a material improvement from Factor’s initial indication of interest, reducing the proposed equity consideration from shares representing 90% of the Company’s outstanding common stock to shares representing 65% of the Company’s outstanding common stock (in each case on a fully diluted basis) and including the issuance of pre-closing warrants to the Company’s existing stockholders to provide opportunity for them to retain additional value following the proposed transaction, among other matters. The proposal also contemplated that, concurrent with signing the definitive transaction agreement, Factor would deliver a binding commitment for financing, or agree to backstop a financing, in an amount of no less than $20.0 million.
Between June 17, 2025 and July 6, 2025, representatives of MTS, Cooley and counsel to Factor, Morse, Barnes-Brown & Pendleton, P.C. (“Morse”), exchanged multiple drafts of the summary of terms on behalf of, and as authorized by, their respective clients. Regular diligence and negotiation meetings took place during this period. The negotiations addressed, among other matters, the pre-closing warrants to be issued to the Company’s existing stockholders, the amount and terms of the equity consideration to be issued to Factor (including whether such equity would carry super-voting rights and the duration of any such rights), the structure and terms of the contemplated financing and/or backstop commitment for financing, as well as standard contractual terms such as representations, warranties and indemnification terms, fiduciary carve-outs and break-up fees, and the exclusivity provisions requested by Factor.
On June 26, 2025, representatives of MTS and Cooley met telephonically with a third potential counterparty that had submitted a preliminary indication of interest. During the meeting, the parties discussed the counterparty’s proposed transaction structure and related terms. Following the meeting and further evaluation of the feasibility and economics of the counterparty’s proposal, the Company, in consultation with the Board, determined that such proposal was not actionable on the terms presented and did not represent a superior alternative to continuing negotiations with Factor.
On June 27, 2025, the Board met to receive an update on negotiations with Factor and discussions with other potential counterparties. Cooley reviewed the Board’s fiduciary duties and considerations relevant to evaluating and negotiating strategic transactions. After discussion, the Board authorized continued negotiations with Factor aimed at improving the terms of the proposal while maintaining optionality with respect to other potential strategic alternatives.
On July 6, 2025, the Board met again with management and representatives of Cooley and MTS to review the status of negotiations with Factor. The Board authorized management to prepare a term sheet reflecting negotiated terms, including the composition of the proposed consideration, the issuance of pre-closing warrants to the Company’s existing stockholders, the terms of a concurrent financing, post-closing management roles, and exclusivity provisions.
Between July 16, 2025 and July 26, 2025, the Company, Factor and their respective advisors negotiated a draft term sheet outlining the terms on which the parties would enter into a transaction. On July 26, 2025, the Company and Factor executed the term sheet, which included a mutual 45-day exclusivity period, subject to a customary fiduciary-out permitting the Company to respond to an unsolicited superior written proposal. The key terms provided in the term sheet included, among other things, (i) Factor’s receipt of consideration consisting of a newly created class of common stock with super-voting rights; (ii) Factor’s obligation to deliver a binding commitment to provide equity financing, or to backstop such financing, through the earlier of 18 months following closing or the Company’s receipt of at least $20.0 million in financing proceeds; (iii) the issuance to the Company’s existing stockholders of five-year warrants to purchase common stock with an exercise price equal to 200% of the implied per-share price of the Company’s common stock at signing as a mechanism for additional value retention; and (iv) the appointment of Dr. Angel as the Company’s President and Chief Executive Officer following the closing.
On July 29, 2025, representatives of the Company, MTS, Cooley and the Company’s intellectual property counsel were granted access to Factor’s virtual data room, allowing business diligence to continue and legal diligence to commence.
On August 15, 2025, Cooley delivered the initial draft of the Asset Purchase Agreement to Morse reflecting the terms provided in the term sheet. Between August 15, 2025 and October 16, 2025, the parties exchanged multiple drafts and negotiated the Asset Purchase Agreement and ancillary agreements. Negotiations during this period covered the scope of the Assets to be acquired, the terms of the concurrent financing and Factor’s backstop commitment, the form and amount of the equity consideration to be issued to Factor, the representations and warranties and other contractual protections, the Company’s post-closing governance structure, and the warrants to be issued to the Company’s existing stockholders. In parallel, the Company and Factor also negotiated revisions to certain licensing and services agreements between Erigen and Factor’s affiliates, which agreements would be assigned to the Company in connection with its acquisition of the Assets. These negotiations resulted in terms that were, in management’s and the Board’s view, more favorable to the Company and its stockholders.
On September 9, 2025, the exclusivity period expired, and, at the direction of the Board, the Company continued its discussions with Factor on a non-exclusive basis. Following the expiration of exclusivity, and consistent with its ongoing review of strategic alternatives, the Company also re-engaged with a limited number of parties that had previously expressed interest to reconfirm whether they had any actionable interest in pursuing a potential strategic transaction with the Company. Throughout September and October 2025, the Board met regularly to review updates from management and its advisors regarding negotiations with Factor, the Company’s financial condition and runway, and interactions with other potential strategic counterparties, none of which had developed into actionable alternatives. During these meetings, the Board also reviewed the Company’s financial position and considered whether an orderly dissolution might yield greater value than continuing negotiations and other explorations of strategic alternatives. After evaluating the Company’s estimated liquidation values against the economic and strategic benefits expected from a transaction with Factor, the Board consistently concluded that continuing to negotiate with Factor offered a superior potential outcome for stockholders compared to a dissolution scenario.

On September 11, 2025, representatives of MTS and management updated the Board regarding the material open terms under negotiation. Over the following days, the Company and Factor exchanged communications on key issues.
On September 15, 2025, the Company and Factor held a call with their advisors to discuss proposed revisions to the structure of the transaction, the assets to be acquired and terms of ancillary agreements, including funding commitments and amendments to arrangements involving Erigen and the assets to be acquired.
On September 17, 2025, representatives of MTS and management updated the Board regarding remaining open issues and the status of other potential counterparties, each of which, in the view of management and the Board, had not provided actionable alternatives. The Board directed management to continue negotiating improvements to the terms of the proposed transaction with Factor.
On October 13, 2025, management of the Company and Factor met in Boston to discuss the remaining open issues and anticipated timing of the proposed transaction.
On October 16, 2025, Cooley delivered a revised draft of the Asset Purchase Agreement to Morse reflecting revisions arising from the parties’ negotiations, including the parties’ agreement on a pre-closing financing commitment of $5.0 million—reflecting continued challenges of existing market conditions—and Factor’s agreement, following review of Nasdaq guidance, to forego any request for super-voting rights or other control-enhancing provisions.
Between October 18, 2025 and November 14, 2025, the Company and Cooley also held discussions with Nasdaq staff regarding the Company’s listing status and the application of Nasdaq Listing Rules to the proposed transaction.
On November 18, 2025, the Board met with management and representatives of Cooley and MTS. At the request of the Board, representatives of MTS then reviewed its financial analyses of the financial terms of the Contemplated Transactions. Following this review, at the request of the Board, representatives of MTS rendered its oral opinion to the Board, which was subsequently confirmed by delivery of its written opinion, that, as of November 18, 2025, and based upon and subject to the factors and assumptions in its written opinion, the Closing Consideration to be paid pursuant to the terms and conditions set forth in the Asset Purchase Agreement was fair, from a financial point of view, to the Company, as more fully described below in “—Opinion of the Company’s Financial Advisor.” At the meeting, Cooley reviewed the material terms of the transaction documents, the Board’s fiduciary duties, and the process for seeking stockholder approval. Following extensive discussion, the Board unanimously determined that the Contemplated Transactions were fair to and in the best interests of the Company, approved the Asset Purchase Agreement and related agreements, and resolved to recommend that the Company’s stockholders approve the Asset Purchase Agreement and the Contemplated Transactions.
Later that evening, Cooley and Morse finalized the transaction agreements.
On the morning of November 19, 2025, the Company, Factor and their respective affiliates executed the Asset Purchase Agreement and related agreements, and the Company issued a press release announcing the Contemplated Transactions prior to the opening of Nasdaq trading.
On November 26, 2025, the Company received gross proceeds of approximately $4.25 million in an equity financing.
OPINION OF THE COMPANY’S FINANCIAL ADVISOR
The Company retained MTS as a financial advisor in connection with the Contemplated Transactions. On November 18, 2025, MTS Securities, an affiliate of MTS, rendered its oral opinion (the “MTS Opinion”) to the Company’s Board (which was subsequently confirmed in writing on November 18, 2025), that, as of that date and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in the MTS Opinion and described below, the Closing Consideration to be paid by the Company to Sellers in the Contemplated Transactions pursuant to the Asset Purchase Agreement is fair, from a financial point of view, to the Company.
The full text of the MTS Opinion sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by MTS Securities in connection with the MTS Opinion. The MTS Opinion is attached as Appendix C to this proxy statement and is incorporated herein by reference. The summary of the MTS Opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of the MTS Opinion. We urge you to read carefully the MTS Opinion, together with the summary thereof in this proxy statement, in its entirety.
MTS Securities provided its opinion for the information and assistance of the Company’s Board in connection with its consideration of the Contemplated Transactions. The MTS Opinion addressed solely the fairness, from a financial point of view, of the Closing Consideration to be paid by the Company to Sellers in the Contemplated Transactions and does not address any other aspect or implication of the Contemplated Transactions. The MTS Opinion was not a recommendation to the Company’s Board or any stockholder of the Company as to how to vote or to take any other action in connection with the Contemplated Transactions.
In the course of performing its review and analyses for rendering the opinion described above, MTS Securities:
(i)
reviewed the financial terms of a draft copy of the Asset Purchase Agreement as of November 17, 2025, which was the most recent draft available to MTS Securities prior to the time it rendered its oral opinion;

(ii)	reviewed certain publicly available business and financial information concerning the Company and Sellers and the industries in which they each operate;
(iii)	reviewed certain publicly available financial analyses and forecasts relating to the Company prepared by equity analysts who report on the Company;
(iv)
reviewed certain internal financial analyses and forecasts prepared by and provided to MTS Securities by management of Sellers relating to the business of the Assets (the “Factor Projections”) and certain internal financial analyses and forecasts prepared by and provided to MTS Securities by the Company’s management (collectively, the “Adjusted Factor Projections,” and together with the Factor Projections, the “Financial Projections”). The Financial Projections are explained in more detail in the section entitled “Certain Unaudited Prospective Financial Information;”

(v)	conducted discussions with members of senior management and representatives of each of the Company and Sellers concerning the matters described in clauses (ii) through (iv) above;
(vi)
analyzed public information with respect to certain other companies in lines of business that we believe to be comparable to that of the Assets, in whole or in part, including an analysis of current public market prices and resulting valuation statistics;

(vii)
reviewed the financial terms, to the extent publicly available, of certain other transactions involving the acquisition of companies that MTS Securities believed to be comparable to the Assets, in whole or in part;

(viii)	performed a discounted cash flow analysis of the Assets on a standalone basis based on the Adjusted Factor Projections; and
(ix)	performed research and analyses and considered such other factors as MTS Securities deemed appropriate for the purposes of its opinion.
In arriving at its opinion, MTS Securities assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by MTS Securities and upon the assurances of the Company management that they were not aware of any material relevant developments or matters related to the Company or Sellers or that may affect the Contemplated Transactions that were omitted or that remained undisclosed to MTS Securities. The MTS Opinion does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which MTS Securities understood that the Company had obtained such advice as it deemed necessary from experts, and MTS Securities relied with the consent of the Company’s Board on any assessments made by other advisors to the Company with respect to such matters. Without limiting the foregoing, MTS Securities did not consider any tax effects of the Contemplated Transactions or the form or transaction structure on any person or entity. MTS Securities did not conduct any independent verification of the Financial Projections and expressed no view as to the Financial Projections or the assumptions upon which they were based. Without limiting the generality of the foregoing, with respect to the Financial Projections, MTS Securities assumed, with the consent of the Board and based upon discussions with the Company management and management of Sellers, that each of the Financial Projections were reasonably prepared in good faith and that the

Financial Projections, including any estimates of certain potential benefits of the Contemplated Transactions prepared by the Company management or the management of Sellers and the timing to achieve such benefits, reflected the best currently available estimates and judgments of the Company management and management of Sellers regarding the future results of operations and financial performance of the Company and Sellers.
In arriving at its opinion, MTS Securities did not make any analysis of, and did not express any opinion as to, the adequacy of the reserves of the Company or Sellers and relied upon information provided to MTS Securities by the Company and Sellers as to such adequacy. In addition, MTS Securities did not make any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off balance sheet assets or liabilities) of the Company, Sellers or any of their respective subsidiaries, and MTS Securities was not furnished with any such evaluations or appraisals, nor did MTS Securities evaluate the solvency of the Company, Sellers or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by MTS Securities in connection with its opinion were going concern analyses. MTS Securities expressed no opinion regarding the liquidation value of the Company, Sellers or any other entity. MTS Securities assumed that there was no material change in the assets, financial condition, business or prospects of the Company or Sellers since the date of the most recent relevant financial statements made available to MTS Securities. Without limiting the generality of the foregoing, MTS Securities undertook no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities to which the Company, Sellers or any of their respective affiliates is a party or may be subject, and at the direction of the Company and with its consent, MTS Securities made no assumption concerning, and therefore did not consider, the possible assertion of claims, outcomes or damages arising out of any such matters in rendering its opinion. MTS Securities also assumed that neither the Company nor Sellers nor any of their respective subsidiaries is party to any material pending transaction that was not disclosed to MTS Securities, including, without limitation, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Contemplated Transactions. MTS Securities did not consider any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.
MTS Securities assumed that the representations and warranties of each party contained in the Asset Purchase Agreement and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Asset Purchase Agreement and any other agreement contemplated thereby, that all conditions to the consummation of the Contemplated Transactions will be satisfied without waiver thereof and that the transactions contemplated by the Asset Purchase Agreement will be consummated in accordance with the terms of the Asset Purchase Agreement without waiver, modification or amendment of any term, condition or agreement thereof, including that the Company intends to seek to raise gross proceeds of at least $5.0 million through one or more equity financings to be completed prior to the consummation of the Contemplated Transactions (the “Pre-Closing Financing”). The Pre-Closing Financing will have no impact on the Closing Consideration, and accordingly, MTS expressed no opinion on the terms and condition of the Pre-Closing Financing. MTS Securities assumed that the final form of the Asset Purchase Agreement will be in all respects relevant to its analysis identical to the Draft Purchase Agreement. MTS Securities also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Contemplated Transactions will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the Company, Sellers or the benefits contemplated to be realized as a result of the Contemplated Transactions.
The MTS Opinion was necessarily based on economic, market, financial and other conditions existing, and on the information made available to MTS Securities, as of the date of its opinion. Although subsequent developments may affect the conclusion reached in its opinion, MTS Securities did not assume any obligation to update, revise or reaffirm the MTS Opinion.
The MTS Opinion addresses solely the fairness, from a financial point of view, to the Company of the Closing Consideration to be paid by the Company in connection with the Contemplated Transactions and does not address any other terms in the Asset Purchase Agreement or any other agreement relating to the Contemplated Transactions or any other aspect or implication of the Contemplated Transactions, including the terms and conditions of the Concurrent Financings. The MTS Opinion does not address the Company’s underlying business decision to proceed with the Contemplated Transactions or the relative merits of the Contemplated Transactions compared to other alternatives available to the Company. The MTS Opinion does not express any opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of the common stock, will trade at any time, including following the announcement or consummation of the Contemplated Transactions. For purposes of the MTS Opinion, MTS Securities did not consider any impact of any additional rights or obligations of the Company pursuant to any other agreement entered into, or that may be entered into, by the Company in connection with the Contemplated Transactions. The MTS Opinion does not in any manner address the amount or nature of compensation to any of the officers, directors or employees of any party to the Contemplated Transactions, or any class of such persons, relative to the compensation to be paid by the Company in connection with the Contemplated Transactions or with respect to the fairness of any such compensation. MTS Securities was not requested to, and did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of the Company or any alternative transaction.
In accordance with customary investment banking practice, MTS Securities employed generally accepted valuation methods in reaching its opinion. The MTS Opinion was reviewed and approved by a fairness committee of MTS Securities.
Summary of Financial Analyses
MTS Securities performed a variety of financial analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not susceptible to partial analysis or summary description. In arriving at its opinion, MTS Securities considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusions MTS Securities reached were based on all the analyses and factors presented, taken as a whole, and also on application of MTS Securities’ own experience and judgment. Such conclusions may involve significant elements of subjective judgment and qualitative analysis. MTS Securities therefore gave no opinion as to the value or merit standing alone of any one or more parts of the analyses. Furthermore, MTS Securities believes that the summary provided and the analyses described below must be considered as a whole and that selecting any portion of the analyses, without considering all of them, would create an incomplete view of the process underlying MTS Securities’ analysis and opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described below should not be taken to be the view of MTS Securities with respect to the actual value of the Company, Sellers or the Assets.
Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of the corresponding summaries and are alone not a complete description of the financial analyses performed by MTS Securities. Considering the data in the tables below without considering the corresponding full narrative descriptions of the financial analyses, including the methodologies and assumptions underlying such analyses, could create a misleading or incomplete view of the financial analyses performed by MTS Securities.
In performing its analyses, MTS Securities made numerous assumptions with respect to industry performance, general business, regulatory and economic conditions and other matters, all of which are beyond MTS Securities’ control and many of which are beyond the control of the Company and/or Sellers. Any estimates used by MTS Securities in its analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
MTS Securities performed standalone valuation analyses of both the Company and the Assets using a variety of valuation methodologies, as described below. MTS Securities then performed a relative valuation analysis in order to compare the Closing Consideration to be paid by the Company in connection with the Contemplated Transactions, to the range of exchange multipliers implied based on the respective standalone valuation ranges. MTS Securities also analyzed the performance of the pro forma combination. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before November 17, 2025 and is not necessarily indicative of current market conditions.
Company Valuation Analysis
Historical Stock Price Performance
MTS Securities reviewed the total equity value of the Company based on the share price trading history of the common stock for the period beginning on November 17, 2024 and ending on November 17, 2025. During this period, shares of the common stock traded as low as $5.35 per share and as high as $13.65 per share, compared to the closing price of the common stock on November 17, 2025 of $9.38 per share.
In addition, MTS Securities reviewed the volume-weighted average trading price (“VWAP”) over the 10-trading day, 30-trading day, 60-trading day, 6-month, 12-month and 2-year periods ending on November 17, 2025. These VWAPs are set forth in the table below.

Trading Period	VWAP
10 Trading Day	$9.07
30 Trading Day	$10.39
60 Trading Day	$10.35
6 Months	$8.89
12 Months	$9.60
2 Year	$21.50

Given a lack of funding for the on-going operations of the Company and a standalone operating plan, this analysis does not employ standard valuation methods to value the Company equity value used to value the Closing Consideration. At the direction of the Company management, MTS Securities analyzed the implied value of the 8,268,495 shares of the common stock to be issued as the Closing Consideration for the Assets using the current the Company stock price in addition to Tempest’s 10-day and 30-day VWAP to evaluate fairness of the Closing Consideration. These implied values are set forth in the table below.

Stock Price Reference Period	Company Stock Price	Implied Asset Value of the Assets (millions)
10 Trading Day VWAP	$9.07	$75.0
Closing Price on November 17, 2025	$9.38	$77.6
30 Trading Day VWAP	$10.39	$85.9

Assets Valuation Analysis
MTS Securities analyzed the valuation of the Assets using three different methodologies: a discounted cash flow analysis, a public trading comparable companies analysis and an analysis of precedent transactions MTS Securities deemed relevant. The results of each of these analyses are summarized below.
Discounted Cash Flow Analysis
MTS Securities calculated the present value of the cash flows to be generated by the Assets based on the commercialization of four cell therapy assets during the period beginning December 31, 2025 and ending December 31, 2040.
At the direction of the Company, MTS Securities conducted certain sensitivity analyses in connection with this discounted cash flow analysis using ranges of: (i) regulatory probabilities of success, for a Phase 2b POS range of 30-50% for ERI-2003 in rrMM and 15-45% for ERI-2206 in RCC as provided by the Company’s management; (ii) revenue achievement factor range of 70%-100% per the Company’s management; and (iii) weighted average cost of capital of 17% to 21%, reflecting estimates of Factor’s weighted average cost of capital, based upon MTS Securities’ analysis of the cost of capital for the Assets derived from publicly traded comparable companies.
MTS Securities utilized the unlevered free cash flows (defined as earnings before interest and taxes, less income tax expense, less changes in net working capital (capital expenditures and associated depreciation and amortization were deemed to be de minimis for the Assets and were therefore not included)), based on the Adjusted Factor Projections, that the Company management reasonably projected the Assets will generate during the period beginning on December 31, 2025 and ending on December 31, 2040, taking into account the sensitivity metrics described above, and assuming no terminal value. The unlevered free cash flows were then discounted to present values using a range of discount rates based on Factor’s calculated weighted average cost of capital for the Assets determined by publicly traded comparable companies.

The following table reflects the ranges of enterprise value of the Assets implied by this discounted cash flow analysis for each sensitivity metric described:

Metric	Metric Range	Implied Asset Value of the Assets (millions)(1)
Revenue Achievement Factor (“RAF”)	70%-100%	$100-$400(2)
Weighted Average Cost of Capital (“WACC”)	17%-21%	$325-$500(3)
Minimum RAF/Maximum WACC – Maximum RAF/Minimum WACC	WACC: 17%-21% RAF:70%-100%	$65-$500(4)
Regulatory Probability of Success in ERI-2003 Ph.2b in rrMM (“RPoS ERI-2003”)	30%-50%	$325-$400(5)
Regulatory Probability of Success in ERI-2206 Ph.2b in RCC (“RPoS ERI-2206”)	15%-45%	$350-$450(6)
Minimum RPoS ERI-2003/RPoS ERI-2206 – Maximum RPoS ERI-2003/RPoS ERI-2206	RPoS ERI-2003: 30%-50% RPoS ERI-2206: 15%-45%	$250-$450(7)

(1)	Implied asset values equal to or less than $100 million are rounded to the nearest $5 million. Implied asset values greater than $100 million are rounded to the nearest $25 million.
(2)	Range of implied asset values of the Purchased Assets from the RAF sensitivity analysis assumes a WACC of 19%.
(3)	Range of implied asset values of the Purchased Assets from the WACC sensitivity analysis assumes a RAF of 100%.
(4)	Range of implied asset values of the Purchased Assets from the RAF/WACC sensitivity analysis based upon a RAF of 70% to 100% and a WACC of 17% to 21%.
(5)	Range of implied asset values of the Purchased Assets from the RPoS ERI-2003 sensitivity analysis assumes a RPoS ERI-2206 of 30%.
(6)	Range of implied asset values of the Purchased Assets from the RPoS ERI-2206 sensitivity analysis assumes a RPoS ERI-2003 of 50%.
(7)	Range of implied asset values of the Purchased Assets from the RPoS ERI-2003/RPoS ERI-2206 sensitivity analysis based upon a RPoS ERI-2003 of 15% to 45% and a RPoS ERI-2206 of 15% to 45%.
Public Trading Comparable Companies Analysis
MTS Securities reviewed and compared the projected operating performance of the Assets with publicly available information concerning publicly traded comparable companies with similar asset portfolios and reviewed the current market price of certain publicly traded securities of such other companies. MTS Securities selected the following early-stage (post Phase 1 Data) cell-therapy biotech companies:
•	Cartesian Therapeutics, Inc.;
•	Cabaletta Bio, Inc.;
•	Protara Therapeutics, Inc.;
•	Celularity, Inc.;
•	MiNK Therapeutics, Inc.; and
•	Enlivex Therapeutics, Ltd.

Although none of the selected companies is directly comparable to the Assets, MTS Securities included these companies in its analysis because they are publicly traded companies with certain characteristics that, for purposes of analysis, may be considered similar to certain characteristics of the Assets. MTS Securities calculated the enterprise value for the selected companies, as of November 17, 2025, by multiplying the closing price per share of common stock of such company on such date by the number of such company’s fully diluted outstanding shares, using the treasury stock method, and deducting from that result such company’s total cash and cash equivalents. The table below shows the enterprise values calculated for each comparable company as of November 17, 2025:

Publicly Traded Comparable Company	Enterprise Value (millions)	Total Enterprise Value / Unadjusted Peak Sales
Protara Therapeutics, Inc.	$110	0.08x
Cabaletta Bio, Inc.	$107	0.12x
Cartesian Therapeutics, Inc.	$82	0.03x
MiNK Therapeutics, Inc.	$53	ND
Celularity, Inc.	$36	ND
Enlivex Therapeutics, Ltd.	$(1)	N/A

MTS Securities derived a low-quartile and top-quartile enterprise value range for the comparable companies. MTS Securities calculated this implied asset value range for the Assets by using all the companies in the above-referenced data set. The table below notes the implied asset value range of the Assets:

Metric	Implied Asset Value of the Assets (millions)(1)
Enterprise Value	$40-$45
Total Enterprise Value/Unadjusted Peak Sales	$125-$200

(1)	Implied asset values equal to or less than $100 million are rounded to the nearest $5 million. Implied asset values greater than $100 million are rounded to the nearest $25 million.
Multiples for publicly trading comparables apply only to Factor’s lead asset included in the Assets, ERI-2003, which has estimated unadjusted peak sales of $2.0 billion in 2035.
Precedent Transaction Analysis
MTS Securities reviewed and analyzed the proposed financial terms of the Contemplated Transactions as compared to the financial terms of certain selected business combinations that MTS Securities deemed relevant and the consideration paid in such transactions. MTS Securities examined selected business combinations or asset transactions since 2020 where the target company had clinical stage assets (post Phase 1 Data) at the time of the transaction. MTS Securities reviewed and analyzed certain publicly available information for the following five business combinations:

Date Announced	Target	Acquiror	Transaction Value ($ in millions)	Total Transaction Value / Unadjusted Peak Sales
Mar-2025	EsoBiotec, B.V.	AstraZeneca, PLC	$1,000	ND
Nov-2024	Poseida Therapeutics, Inc.	Roche Holding, AG	$1,287	1.1x
Oct-2024	ImmPACT Bio, Inc.	Lyell Immunopharma, Inc.	$1,120	ND
Dec-2023	Gracell Biotechnologies, Inc.	AstraZeneca, PLC	$1,044	0.8x
Nov-2020	Kiadis, N.V.	Sanofi	$286	0.6x

Although none of the selected transactions are directly comparable to the Contemplated Transactions, the target companies in the selected transactions are companies with certain characteristics that, for the purposes of analysis, may be considered similar to the Assets, and as such, for purposes of analysis, the selected transactions may be considered similar to the Contemplated Transactions.

Financial data for the precedent transactions was based on publicly available information at the time of the announcement of the relevant transactions that MTS Securities obtained from SEC filings, relevant press releases, S&P Capital IQ, Cortellis, and company websites as of November 17, 2025. Using this information, MTS Securities calculated for each selected transaction the total transaction enterprise value as a multiple of the target company’s unadjusted peak sales.

Metric	Implied Asset Value of Factor (millions)(1)
Upfront Transaction Value	$425-$850
Total Transaction Value	$1,000-$1,125
Transaction Value / Unadjusted Peak Sales	$1,375-$1,875

(1)	Implied asset values equal to or less than $100 million are rounded to the nearest $5 million. Implied asset values greater than $100 million are rounded to the nearest $25 million.
Multiples for publicly trading comparables apply only to Factor’s lead asset included in the Assets, ERI-2003, which has estimated unadjusted peak sales of $2.0 billion in 2035.
Miscellaneous
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, MTS Securities did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, MTS Securities made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
The MTS Opinion was one of the many factors taken into consideration by the Company’s Board in making its determination to approve the Asset Purchase Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Company’s Board with respect to the consideration to be received paid by the Company in connection with the Contemplated Transactions or of whether the Company’s Board would have been willing to agree to different consideration. The consideration to be paid by the Company in connection with the Contemplated Transactions was determined through arm’s-length negotiations between the Company and Sellers and was approved by the Company’s Board. MTS Health Partners and its affiliates provided advice to the Company during these negotiations. However, neither MTS Health Partners nor any of its affiliates recommended any specific amount of consideration to the Company or the Company’s Board or that any specific amount of consideration constituted the only appropriate consideration for the Contemplated Transactions.
MTS Securities has consented to the use of the MTS Opinion in this proxy statement; however, MTS Securities has not assumed any responsibility for the form or content of this proxy statement, other than the MTS Opinion itself.
MTS Health Partners and its affiliates, as part of their investment banking services, are regularly engaged in the valuation of businesses (including those in the healthcare industry) and securities in connection with mergers and acquisitions, and for other purposes. As noted above, MTS Health Partners acted as a financial advisor to the Company in connection with the Contemplated Transactions and participated in certain of the negotiations leading to the Asset Purchase Agreement. the Company selected MTS Health Partners as its financial advisor because of, among other things, its knowledge of the life sciences industry, the familiarity of several members of the Company senior management and the Company’s Board with MTS Health Partners and its experience with merger and sale transactions. Pursuant to an engagement letter agreement, dated as of October 6, 2023, between the Company and MTS Health Partners, the Company engaged MTS Health Partners to act as a financial advisor in connection with the Company’s consideration, evaluation and/or exploration of certain potential mergers and acquisitions transactions or similar transactions. As permitted by the terms of the engagement letter and pursuant to MTS Health Partners’ internal policies, MTS Securities rather than MTS Health Partners delivered the fairness opinion. As compensation for MTS Health Partners and its affiliates’ financial advisory services to the Company’s Board, the Company paid a nonrefundable retainer of $100,000 upon execution of the engagement letter (the “Retainer Fee”) and paid a fee of $500,000 for rendering the MTS Opinion in connection with the Company’s Board’s consideration of the proposed transaction with Sellers, which fee was not contingent upon the successful completion of the Contemplated Transactions, or the conclusion reached within the MTS Opinion (the “Opinion Fee”). Upon consummation of the Contemplated Transactions, the Company will be obligated to pay a fee equal to approximately $2.5 million in connection with the Contemplated Transactions, of which the Retainer Fee and the Opinion Fee will be credited. In addition, the Company also agreed to reimburse MTS Health Partners and its affiliates for their direct, reasonable and documented out-of-pocket expenses incurred in connection with any of the matters contemplated in the engagement letter. The Company also agreed to indemnify MTS Health Partners and each of its related parties against various liabilities in connection with MTS Health Partner’s engagement. MTS Health Partners and its affiliates may also seek to provide investment banking and/or financial advisory services to the Company and Sellers in the future and would expect to receive customary fees for the rendering of any such services.
During the two years preceding the date of the MTS Opinion, neither MTS Health Partners nor MTS Securities has been engaged by, performed services for, or received any compensation from, the Company (other than the engagements and any amounts that were paid under the engagement letter described in this proxy statement).
CERTAIN UNAUDITED PROSPECTIVE FINANCIAL INFORMATION
The Company does not, as a matter of course, regularly prepare long-range projections or publicly disclose forecasts or internal projections as to future performance, revenues, earnings or other results of operations due to, among other reasons, the inherent unpredictability of the underlying assumptions and projections. However, in connection with the Board’s review of potential strategic alternatives, including its review of the Contemplated Transactions, Factor’s management prepared and provided the Factor Projections to the Company’s management, which projections comprised non-public prospective financial information with respect to the Assets on a stand-alone basis. At the direction of the Board and utilizing the Factor Projections, the Company’s management prepared adjusted projections with respect to the Assets for fiscal years 2026 through 2040, based on the best currently available estimates and good faith judgments of management at that time. The Financial Projections were provided to assist the Board with its strategic review and to inform MTS’s financial analyses prepared in connection with rendering the MTS Opinion to the Board. Consistent with the view of the Board and the Company management that the Financial Projections then reflected the best available estimates and good faith judgments as to the future financial performance of the Assets on a stand-alone basis at that time, at the direction of the Board the Financial Projections were provided to MTS for use in connection with the rendering of its fairness opinion to the Board and its related financial analyses.
The Financial Projections reflect certain estimates and assumptions made by the Company’s management, including product launch years between 2030 and 2034 for each product candidate, a seven-year trajectory to peak market shares of between 15% and 30%, loss of exclusivity for each product candidate in 2036, a nominal launch price for each product candidate of between $300,000 and $400,000 with annual price increases between 0% and 3.5%, 0% to 20% gross-to-net discounts to forecasted revenue and a probability of success through a Phase 2b study for each product candidate as further described in the table below, as well as incidence and epidemiology-based assumptions with respect to patient populations and assumptions with respect to cost of goods sold, operating expenses and other general market and financial conditions. All of these assumptions are difficult to predict and many are outside of the Company’s control. Although presented with numerical specificity, the Financial Projections necessarily rely on numerous variables and assumptions that are inherently uncertain. The Financial Projections consist entirely of forward-looking statements and, because they extend over multiple years, they become increasingly speculative with each successive year and cannot anticipate all circumstances that could affect the Assets or the Company’s general business or results of operations.
The Financial Projections were developed solely using the information available to Factor’s and the Company’s management teams at the time they were created and reflect assumptions regarding certain business decisions that remain subject to change. Important factors that may affect actual results, or cause the Financial Projections not to be achieved, include the ability to obtain regulatory approval for any or all of the Assets and the impact of related regulatory actions (including effects on product launch timing), the effectiveness of the Company’s commercial execution with respect to the Assets and the ability of the Company to generate revenue from the Assets, the decisions of Novatim (as defined below) and other potential third-party partners, the Company’s ability to partner any of the Assets and the terms of any such partnering transactions, the success of preclinical and clinical testing and development, manufacturing and supply availability, patent life and other rights or exclusivity, and variability in any epidemiological estimates and underlying incidence-driven patient population dynamics. Additional risks include the effect of global economic conditions, increases in regulatory oversight and the risk factors described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. Modeling and forecasting future performance in the biopharmaceutical industry, in particular, is a highly speculative endeavor. As a result, there can be no assurance that the results set forth in the Financial Projections will be realized, and actual results may be materially better or worse than those contained in the Financial Projections.
The likelihood that actual results will differ materially from the assumptions reflected in the Financial Projections is further increased by the length of time in the future over which these assumptions apply. Any assumptions and projections in early periods, and any deviations therefrom as a result of the contingencies outlined above or other variables that may become applicable, could have a compounding effect on the projections shown for later periods or the difference between such projections and actual results for those periods. The Financial Projections further reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The inclusion of the Financial Projections in this proxy statement should not be regarded as an indication that the Company, Sellers, MTS or anyone who received the Financial Projections considered, or now considers, the Financial Projections to be material information of the Company or Sellers, or that the Financial Projections are necessarily predictive of actual future results, nor should it be construed as financial guidance or relied upon as such.
None of the Company, Sellers or any of their respective affiliates, advisors or other representatives makes any representation to any stockholder regarding the validity, reasonableness, accuracy or completeness of the Financial Projections. The Financial Projections were not prepared with a view toward public disclosure or toward complying with U.S. generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, has audited, reviewed, compiled or performed any procedures with respect to the Financial Projections or expressed any opinion or any form of assurance related thereto. The inclusion of the Financial Projections in this proxy statement does not constitute an admission or representation of the Company that the Financial Projections or the information contained therein is material. Except as required by applicable law, neither the Company nor any of its affiliates intends to, and each of them disclaims any obligation to, update, correct or otherwise revise the Financial Projections if any or all of them have changed or change or are or become inappropriate (even in the short term). These considerations should be taken into account in evaluating the Financial Projections, which were prepared as of an earlier date.
The Financial Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company in its public filings with the SEC and other information regarding the Company and Sellers or the Assets contained in or incorporated by reference into this proxy statement. The Financial Projections were developed by the Company management on a standalone basis without giving effect to the Contemplated Transactions or the other transactions contemplated by the Asset Purchase Agreement (or the failure of the Contemplated Transactions to be completed), and therefore the Financial Projections do not give effect to the proposed transactions or any changes to the Company’s operations or strategy that may be implemented after the consummation of the Contemplated Transactions, including costs incurred in connection with the Contemplated Transactions or the integration of the Assets.
The Total Product Revenue (Adjusted) contained in the Financial Projections set forth below are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. Non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP. The most directly comparable GAAP financial measure for Total Product Revenue (Adjusted) is revenue. Certain SEC rules that otherwise would require a reconciliation of a non-GAAP financial measure to a GAAP financial measure in other contexts do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed transaction such as the Contemplated Transactions if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures to a GAAP financial measure were not provided to or relied upon by the Board or MTS in connection with the Contemplated Transactions. Accordingly, the Company has not provided a reconciliation of the financial measures included in the Financial Projections to the relevant GAAP financial measures. The Financial Projections may differ from published analyst estimates and forecasts and do not take into account any events or circumstances after the date they were prepared, including the announcement of the Contemplated Transactions.

In light of the foregoing factors and uncertainties inherent in the Financial Projections, holders of shares of the Company’s common stock are cautioned not to place undue, if any, reliance on the summary of the Financial Projections set forth below. The information and tables set forth below are included solely to give the Company stockholders access to a summary of the Financial Projections that were made available to the Board and MTS and are not included in this proxy statement in order to influence any stockholder’s decision to vote with respect to the Contemplated Transactions, the Nasdaq Proposal or for any other purpose:
Financial Projections

(U.S. dollars in millions)

	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E
Total Product Revenue (Adjusted)(1)	—	—	—	—	$125	$315	$492	$740	$1,045	$1,368	$1,494	$1,632	$1,745	$1,914	$2,079
Operating Income (EBIT)(2)	($13)	($20)	($42)	($65)	($83)	($14)	$112	$202	$365	$571	$746	$840	$901	$987	$1,141
Unlevered Free Cash Flow(3)	($13)	($20)	($42)	($65)	($98)	($37)	$84	$159	$223	$367	$515	$580	$626	$681	$790

(1)
Total Product Revenue (Adjusted) includes risk-adjusted cumulative product sales for TPST-2003, TPST-2206, TPST-3003 and TPST-3206 and assumes a cumulative probability of success for a Phase 2b study, for relapsed/refractory Multiple Myeloma (rrMM) and renal cell carcinoma (RCC), in the United States, Japan and Western Europe and, for POEMS syndrome, in the United States (i) of 45% for TPST-2003 for treatment of rrMM and 25% for treatment of POEMS syndrome (ii) of 14% to 21% for TPST-3003 for treatment of rrMM and 25% for treatment of POEMS syndrome, (iii) of 27% for TPST-2206 for RCC, and (iv) of 24% to 27% for TPST-3206 for treatment of RCC.

(2)
Operating Income (EBIT) is calculated as Total Product Revenue (Adjusted) less (i) cost of goods sold expense, less (ii) royalties and milestones owed to Novatim and Factor, less (iii) research and development expenses, less (iv) general and administrative expenses, less (v) sales and marketing expenses.

(3)
Unlevered Free Cash Flow is calculated as Operating Income (EBIT) less income tax expense (net of net operating loss benefits), less changes in net working capital. As noted above in “—Asset Valuation Analysis—Discounted Cash Flow Analysis,” capital expenditures and associated depreciation and amortization were deemed to be de minimis and therefore not utilized in the calculation of Unlevered Free Cash Flow. At the direction of the Board, the calculations of Unlevered Free Cash Flow utilized a corporate tax rate of 21% and a Massachusetts tax rate of 8% and applied a weighted average cost of capital of 19% to the cost of capital for the Assets.

CLOSING AND EFFECTIVE TIME OF THE CONTEMPLATED TRANSACTIONS
We are working to complete the Contemplated Transactions as quickly as possible, and we expect to complete the Contemplated Transactions promptly after the Annual Meeting if the Proposal No. 5 is approved. However, we cannot assure you when or if the Contemplated Transactions will occur. The Contemplated Transactions are subject to other conditions, and it is possible that factors outside the control of both the Company and Sellers could result in the Contemplated Transactions being completed at a later time, or not at all.
DISSENTERS’ AND APPRAISAL RIGHTS
The Company stockholders do not have dissenters’ or appraisal rights under the DGCL in connection with the Contemplated Transactions and will not be afforded such rights.
ACCOUNTING TREATMENT
The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company will account for the transaction as an asset purchase under the guidance provided in ASC 805-10-55-5 through ASC 805-10-55-9. The Company concluded that the arrangement did not result in the acquisition of a business as the Company only acquired inputs comprised of the Assets, and no substantive processes or outputs. See “Unaudited Pro Forma Condensed Consolidated Financial Information.”
INTERESTS OF THE COMPANY’S DIRECTORS AND OFFICERS IN THE CONTEMPLATED TRANSACTIONS
The beneficial ownership of the Company’s common stock is as set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management.” We expect that our directors and executive officers will vote their shares in favor of each of the proposals to be presented at the Annual Meeting.

In addition, the Contemplated Transactions are expected to qualify as a Change in Control for purposes of our Named Executive Officer’s Former Employment Agreements, as described under “Executive and Director Compensation—Change in Control and Severance Arrangements.”
DESCRIPTION OF SECURITIES COMPRISING THE CLOSING CONSIDERATION
The shares of common stock comprising the Closing Consideration will be the same class of common stock that is currently listed on the Nasdaq Capital Market under the symbol “TPST.” Holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. An election of directors by our stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election. Holders of common stock are entitled to receive proportionately any dividends as may be declared by our board of directors, subject to any preferential dividend rights of any series of preferred stock that we may designate and issue in the future.
In the event of our liquidation or dissolution, the holders of common stock are entitled to receive proportionately our net assets available for distribution to stockholders after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. There are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of holders of common stock are subject to and may be adversely affected by the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.
APPROVALS REQUIRED FOR THE CONTEMPLATED TRANSACTIONS
Under Nasdaq Listing Rule 5635(a), a company listed on Nasdaq is required to obtain stockholder approval prior to the issuance of common stock, among other things, in connection with the acquisition of another company’s assets, if the number of shares of common stock to be issued is in excess of 20% of the number of shares of common stock then outstanding. Issuance of the Closing Consideration will result in the issuance of more than 20% of our issued and outstanding shares of common stock immediately prior to closing in connection with the Contemplated Transactions.
Under Nasdaq Listing Rule 5635(b), a listed company is required to obtain stockholder approval prior to the issuance of common stock that will result in a “change of control” of the company (which may be deemed to occur if, as a result of the issuance, an investor or affiliated investor group acquires, or has the right to acquire, at least 20% of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer and such ownership or voting power would be the largest ownership position of the issuer). You should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of such rule.
Accordingly, in order to ensure compliance with Nasdaq Listing Rule 5635(a) and Rule 5635(b), we must obtain the approval of our stockholders for the issuance of the Closing Consideration in connection with the Contemplated Transactions.
Except as set forth above, the Contemplated Transactions are not subject to any additional federal or state regulatory requirement or approval, except for Nasdaq’s approval of listing of the shares comprising the Closing Consideration.
ASSET PURCHASE AGREEMENT
General
On November 19, 2025, we entered into the Asset Purchase Agreement, with Factor and Erigen, pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire the Assets and assume the Assumed Liabilities in exchange for the issuance of the Closing Consideration to Erigen.
Representations and Warranties
The Contemplated Transactions contains customary representations and warranties made by the Company. Specifically, the representations and warranties of the Company in the Asset Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by the Company, as may or may not be specifically indicated in the text of the Asset Purchase Agreement) relate to the following, among other subject matters:
•	our valid existence;
•
our corporate power and authority to enter into the Asset Purchase Agreement, and to consummate the transactions under the Asset Purchase Agreement, which are duly authorized and binding obligations of the Company;

•	required government approvals and consents;
•	our capitalization, including the number of shares of our common stock and other securities outstanding;
•	our system of internal control over financial reporting and filings with the SEC;
•	disclosure of all brokers or finder fees or commissions; and
•	disclosure of on-going or pending litigations and disputes.
The Asset Purchase Agreement also contains customary representations and warranties made by Sellers. Specifically, the representations and warranties of Sellers in the Asset Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and/or dollar thresholds and are further modified and limited by confidential disclosure schedules delivered by Sellers, as may or may not be specifically indicated in the text of the Asset Purchase Agreement) relate to the following, among other subject matters:
•	their valid existence;
•
their corporate power and authority to enter into the Asset Purchase Agreement, and to consummate the transactions under the Asset Purchase Agreement, which are duly authorized and binding obligations of Sellers;

•	their capitalization, including the number of shares and other securities outstanding;
•	their valid title to the Assets and confirmation that the Assets are sufficient for the development and continued operation by the Company of the acquired programs;
•	compliance of Sellers’ business and operations with respect to the Assets with applicable laws and orders, and regulatory compliance;
•	required government approvals and consents with respect to the Assets;
•	disclosure of on-going or pending litigations and disputes with respect to the Assets;
•	intellectual property;
•	liabilities with respect to the Assets;
•	tax matters with respect to the Assets; and
•	disclosure of all brokers or finder fees or commissions.
The representations and warranties contained in the Asset Purchase Agreement (as well as the covenants described herein and set forth in the Asset Purchase Agreement) were made solely for purposes of the Asset Purchase Agreement and solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the Asset Purchase Agreement and will update such disclosures as required by federal securities laws.

Covenants and Agreements
Each of the Sellers has agreed to carry on its business with respect to the Assets in the ordinary course and in substantially in the manner as currently conducted, and has further agreed to, among other things, use commercially reasonable efforts to:
•	use commercially reasonable efforts to conduct the acquired programs in the ordinary course of business consistent with past practices;
•
(i) preserve intact its material assets, properties, contracts, and licenses and business organization relating to the Assets and to preserve satisfactory business relationships with licensors, licensees, lessors, vendors, governmental entities and others having material business dealings relating to the Assets; (ii) maintain its books, accounts and records in accordance with past practice; (iii) pay the debts, taxes and other liabilities relating to the Assets when due; and

•	comply with all laws and contracts applicable to the Assets and the Assumed Liabilities in all material respects.
Sellers have each further agreed to, among other things, not take any of the following actions with respect to the Assets without the prior written approval of the Company:
•	issue, sell, pledge, dispose of or otherwise subject to any encumbrance (other than permitted encumbrances) any Assets or any rights thereto;
•	amend, waive, modify or consent to the termination of any acquired contract, or amend, waive, modify or consent to the termination of any rights thereunder;
•
amend or otherwise change (including by merger, consolidation, conversion or otherwise) its governing documents to the extent such amendment or change would prevent, impede or delay the consummation of Contemplated Transactions or otherwise adversely affect the Assets or the Assumed Liabilities;

•	enter into certain types of new contract with respect to the Assets;
•	commence, negotiate, settle, pay, discharge or satisfy any action or legal proceeding relating to, or which may impact, the Assets or the Assumed Liabilities;
•	permit the lapse of any existing policy of insurance relating to the Assets without the purchase of a substantially similar policy;
•	close any facility, or terminate the operation thereof, used in connection with the operation of the programs within the Assets;
•	cancel, compromise, waive or release any material right or claim related to the Assets or the Assumed Liabilities;
•	incur any liability that would constitute an Assumed Liability;
•	become liable for any guarantee with respect to the Assets or incur any material liabilities involving the Assets other than in certain excepted circumstances;
•	permit the lapse of any right relating to the intellectual property within the Assets;
•	undertake certain tax matters; or
•	announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the foregoing.
The Company has agreed to, among other things, establish a record date for a meeting of the its stockholders for the purpose of seeking a stockholder approval for the Contemplated Transactions, duly convene and give notice of the stockholders regarding the meeting as promptly as practicable and mail a proxy statement to the stockholders of the Company, and hold the stockholders meeting, and use commercially reasonable efforts to solicit the stockholders approval.

The parties to the Asset Purchase Agreement have also, among other things, agreed on the following covenants:
•
unless otherwise required by law, not to issue any press release or other public announcement or comment pertaining to the transactions contemplated by Asset Purchase Agreement without the prior written approval of the other party (which approval may not be unreasonably withheld); and

•
not to, and to cause their respective affiliates and their respective representatives not to, directly or indirectly, initiate, solicit or knowingly encourage or facilitate the making or submission of any Acquisition Proposal (as defined below under “—Restrictions on Solicitation of Other Offers”) other than as set forth in the Asset Purchase Agreement.

Additional Agreements
Company Warrants
The Asset Purchase Agreement provides that, in connection with the closing of the Contemplated Transactions, we will declare a dividend to our stockholders as of a record date prior to closing and issue to each such holder one warrant to purchase one share of our common stock for each share of our common stock held as of such record date. To facilitate the dividend distribution, the Company, Computershare Inc. and Computershare Trust Company N.A. are expected to enter into a warrant agreement, under which we will issue warrants to purchase shares of our common stock at an exercise price of $18.48 per share, which is 200% of the closing price per share of our common stock immediately prior to the signing of the Asset Purchase Agreement (the “Warrants”). The Warrants will be exercisable at any time on or after the date of the actual distribution and on or prior to the fifth anniversary thereof.
Director Indemnification and Insurance
The Asset Purchase Agreement provides that, subject to certain limitations as set forth therein, from the Closing Date through the sixth anniversary thereof, the Company will indemnify each person who is or, prior to the Closing Date, was a director or officer of the Company.
The Asset Purchase Agreement also provides that the provisions of the Company’s certificate of incorporation or bylaws with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company that are presently set forth in the Company’s certificate of incorporation or bylaws shall not be amended, modified or repealed for a period of six years from the Closing Date in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Closing Date, were officers or directors of the Company, unless such modification is required by applicable Law. The Company has agreed to, effective as of the Closing Date (or prior thereto), procure through a nationally recognized broker a fully prepaid six-year “run-off” tail policy under its existing D&O insurance policy for the benefit of such individuals who are currently covered by such existing policy with respect to their acts and omissions occurring prior to the Closing Date in their capacities as directors and officers of the Company, on terms with respect to coverage, deductibles and amounts no less favorable than the existing policy and subject to reasonable advance consultation with Factor. The Company will maintain such tail policy in full force and effect until the sixth anniversary of the Closing Date and continue to honor the obligations thereunder.
Listing
The Company’s common stock is currently listed on the Nasdaq Capital Market under the symbol “TPST.” The Company has agreed to use its reasonable best efforts to (a) maintain the listing of its common stock on Nasdaq until the Closing Date; (b) prepare and submit to Nasdaq all forms and supporting documentation as required by Nasdaq, including a Notification Form: Listing of Additional Shares, for the listing of our common stock and the shares of our common stock issuable upon exercise of the Warrants; and (c) prepare and submit to Nasdaq a listing application covering the Warrants and, if required under Nasdaq rules and regulations, our common stock.
The parties will use commercially reasonable efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each Seller has agreed to cooperate as reasonably requested by the Company with respect to any listing application and promptly furnish to the Company all information concerning itself and its equityholders that may be required or reasonably requested in connection with any action contemplated by the foregoing paragraph.

Financial Statements
If required by the SEC or the staff thereof, Sellers have agreed to (i) retain auditors to provide to the Company carveout financial statements of the applicable Seller in compliance with Regulation S-X under the Securities Act, as and when needed to (A) satisfy the Company’s reporting obligations, including this proxy statement, and any Form 8-K, Form 10-Q or Form 10-K (or any amendments thereto), in connection with the Contemplated Transactions, including audited, interim and pro forma statements as may be required in accordance with Regulation S-X or (B) satisfy the requirements of the Securities Act, including required audited, interim and pro forma statements, and (ii) use reasonable best efforts to cause such auditors to consent to the inclusion of such financial statements in the Company’s filings, as appropriate, including by providing such auditors with a reasonable and customary representation letter in connection therewith.
Restrictions on Solicitation of Other Offers
Non-Solicitation and “No-Shop” Restrictions
Under the Asset Purchase Agreement, until the earlier to occur of the termination of the Asset Purchase Agreement and the Closing (the “Pre-Closing Period”), we are required not to, and are required to direct and use reasonable best efforts to cause our other representatives not to, directly or indirectly:
•
solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of, or inquiry with respect to, any Acquisition Proposal (as defined below) or take any action that would reasonably be expected to lead to an Acquisition Proposal;

•	furnish any non-public information regarding the Company or any of its Subsidiaries to any person in connection with or in response to an Acquisition Proposal or inquiry with respect thereto;
•
engage or participate in discussions (other than to inform any person of the existence of the restrictive provisions in the Asset Purchase Agreement) or negotiations with any person with respect to any Acquisition Proposal;

•	approve, endorse or recommend any Acquisition Proposal;
•
execute or enter into any letter of intent or any contract contemplating or otherwise relating to any Acquisition Transaction (as defined below) other than certain confidentiality agreements as permitted under the Asset Purchase Agreement; or

•	publicly propose to do any of the foregoing.
Furthermore, under the terms of the Asset Purchase Agreement, the Board must recommend that the holders of the Company’s common stock vote in favor of this Proposal No. 5 (the “Board Recommendation”) and (1) the Board Recommendation may not be withheld, amended, qualified, withdrawn or modified, (2) the Board may not publicly propose to withhold, amend, qualify, withdraw or modify the Board Recommendation, (3) this proxy statement may not fail to include a statement to the effect that the Board recommends that Company’s stockholders vote to approve Proposal No. 5, and (4) if any Acquisition Proposal is structured as a tender offer or exchange offer for the outstanding shares of the Company’s common stock and is commenced pursuant to Rule 14d-2 under the Exchange Act (other than by either Seller or their affiliates), the Board shall not fail to recommend, within 10 business days after such commencement, against acceptance by the stockholders of such tender offer or exchange offer (the actions prohibited in the foregoing clauses (1) through (4), if taken, constituting, in each case, an “Adverse Recommendation Change”).
Notwithstanding the above restrictions, prior to obtaining the Required Stockholder Vote, we may furnish non-public information regarding the Company to, and enter into discussions or negotiations with, any person in response to an unsolicited bona fide Acquisition Proposal by such person, which our Board determines in good faith, after consultation with our outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a Superior Offer (as defined below) if: (i) the Acquisition Proposal did not result in breach of the above restrictions, (ii) our Board concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the our Board under applicable law; (iii) we enter into an acceptable confidentiality agreement with such person; and (iv) substantially contemporaneously with furnishing any such non-public information to such person, we furnish such non-public information to either Seller.

Superior Offer
If at any time prior to obtaining the Required Stockholder Vote, we receive a written Acquisition Proposal (which Acquisition Proposal did not arise out of a material breach of our non-solicit obligations described herein) from any person that has not been withdrawn and after consultation with our outside legal counsel, the Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer (as defined below), our Board may make an Adverse Recommendation Change if and only if: (i) the Board determines in good faith, after consultation with our outside legal counsel, that the failure to do so could be inconsistent with the fiduciary duties of the Board to our stockholders under applicable law; (ii) we have given Factor prior written notice (the “Determination Notice”) of our Board’s intention to consider making an Adverse Recommendation Change at least four business days prior to making any such Adverse Recommendation Change; and (iii) (A) we have provided to Factor a summary of the material terms and conditions of the Acquisition Proposal, (B) we have given Factor three business days after the Determination Notice to propose revisions to the terms of the Asset Purchase Agreement or make another proposal and have made our representatives reasonably available to negotiate in good faith with Factor with respect to such proposed revisions or other proposal, if any, and (C) after considering the results of any such negotiations and giving effect to the proposals made by Factor, if any, after consultation with outside legal counsel, the Board has determined, in good faith, that such Acquisition Proposal is a Superior Offer and that the failure to make an Adverse Recommendation Change could be inconsistent with the fiduciary duties of the Board to stockholders under applicable law. In the event of any material change to the facts and circumstances relating to such Acquisition Proposal that requires issuing a new Determination Notice, the same procedures will apply, except that the references to four business days above will be deemed to be two business days.
Change in Circumstance
If at any time prior to obtaining the Required Stockholder Vote, other than in connection with an Acquisition Proposal, the Board may make an Adverse Recommendation Change in response to an event, change, effect, development, condition or occurrence (other than an Acquisition Proposal) that materially affects our business, assets or operations that was not known by Purchaser Board (or if known to the Board, the consequences of which were not reasonably foreseeable by the Board) as of or prior to the date of the Asset Purchase Agreement, if and only if: (i) the Board determines in good faith, after consultation with our outside legal counsel, that the failure to do so could be inconsistent with the fiduciary duties of the Board to stockholders under applicable law; (ii) we have given Factor a Determination Notice at least three business days prior to making any such Adverse Recommendation Change; and (iii)(A) we have specified the change in circumstance as it relates to the Company in reasonable detail, (B) we have given Factor four business days after the Determination Notice to propose revisions to the terms of the Asset Purchase Agreement or make another proposal, and shall have made our representatives reasonably available to negotiate in good faith with Factor (to the extent Factor desires to do so) with respect to such proposed revisions or other proposal, if any, and (C) after considering the results of any such negotiations and giving effect to the proposals made by Factor, if any, after consultation with outside legal counsel, the Board has determined, in good faith, that the failure to make an Adverse Recommendation Change in response to such change in circumstance could be inconsistent with the fiduciary duties of the Board to our stockholders under applicable law. In the event of any material change to the Company’s business circumstances that requires issuing a new Determination Notice, the same procedures will apply, except that the references to four business days above will be deemed to be two business days.
Under the Asset Purchase Agreement, “Acquisition Proposal” means any offer, proposal, inquiry or indication of interest, whether or not in writing relating to any Acquisition Transaction with the Company. “Acquisition Transaction” means any transaction or series of related transactions involving: (a) any merger, consolidation, dissolution, liquidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, spin-off, exchange offer or other similar transaction: (i) in which we are a constituent entity; (ii) in which a person or “group” (as defined in the Exchange Act) of persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the voting power of the Company; (iii) in which we issue securities representing more than 15% of the voting power of the Company; or (iv) any combination of the foregoing; or (b) any sale, exclusive license, exchange, joint venture, acquisition, disposition or transfer of any business or businesses or assets that constitute or account for 15% or more of the consolidated book value or the fair market value of the assets of the Company, taken as a whole.
Under the Asset Purchase Agreement, “Superior Offer” means an unsolicited bona fide written Acquisition Proposal (with all references to 15% in the definition of Acquisition Transaction being treated as references to greater than 50% for these purposes) that: (a) was not obtained or made as a result of a breach of (or in violation of) the Asset Purchase Agreement; and (b) is on terms and conditions that our Board determines in good faith, based on such matters that it deems relevant (including the likelihood of consummation thereof), and following consultation with our outside legal counsel and outside financial advisors, are more favorable to our stockholders than the terms of the Contemplated Transactions.
Closing
The Asset Purchase Agreement requires the closing of the Contemplated Transactions (the “Closing”) to take place on the second business day following the satisfaction or waiver by the party entitled to the benefit thereof of the conditions set forth in the Asset Purchase Agreement (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions).
Conditions to the Closing of the Contemplated Transactions
The obligations of all parties to complete the Contemplated Transactions are subject to the fulfillment or written waiver of certain conditions, including the following:
•	no existence of any order preventing the consummation of the Contemplated Transactions, nor any applicable law which prohibits or makes illegal the consummation of the Contemplated Transactions;
•	the Company having obtained the Required Stockholder Vote;
•
the consummation at or prior to the Closing of the Pre-Closing Financing with receipt by the Company at least $5.0 million in connection with the consummation thereof, $4.25 million of which was received on November 26, 2025 and which condition was subsequently waived by the parties to the Asset Purchase Agreement; and

•
the shares of common stock and Warrants to be issued in connection with the Contemplated Transactions having been approved for listing (subject to official notice of issuance) on Nasdaq as of the Closing.

Further, the obligations of Sellers to complete the Contemplated Transactions are subject to the satisfaction or waiver of certain conditions, including the following:
•
(i) certain fundamental representations and warranties of the Company being true and correct as of the Closing Date as if made as of the Closing Date, in all material respects and (ii) the rest of the representations and warranties of the Company being true and correct as of the Closing Date as if made as of the Closing Date, except where the failure of any such representations and warranties to be true and correct has not had, individually or in the aggregate, a material adverse effect on the Assets;

•	the Company having performed and complied in all material respects with all covenants contained in the Asset Purchase Agreement to be performed by it prior to the Closing;
•	no continuation of a material adverse effect on the Company that has occurred since the date of the Asset Purchase Agreement; and
•	the Company having appointed Dr. Angel, as the President and Chief Executive Officer of the Company effective as of the Closing.
Further, the obligations of the Company to complete the Contemplated Transactions are subject to the satisfaction or waiver of certain conditions, including the following:
•
(i) certain fundamental representations and warranties of Sellers being true and correct as of the Closing Date as if made as of the Closing Date, in all material respects and (ii) the rest of the representations and warranties of Sellers being true and correct as of the Closing Date as if made as of the Closing Date, except where the failure of any such representations and warranties to be true and correct has not had, individually or in the aggregate, a material adverse effect on the Company;

•	Sellers having performed and complied in all material respects with all covenants contained in the Asset Purchase Agreement to be performed by them prior to the Closing;
•	no continuation of a material adverse effect on the Assets that has occurred since the date of the Asset Purchase Agreement;

•
each of the Lock-Up Agreement and the Commitment Letter (each as described below under “Agreements Ancillary to the Asset Purchase Agreement”) being in full force and effect and not having been revoked by any party thereto; and

•	the Warrants having been issued by the Company.
Termination
Termination by Sellers or the Company
The Asset Purchase Agreement may be terminated prior to the Closing:
•	by mutual written consent of the parties;
•
by either party, if the Closing has not occurred by March 19, 2026 (the “End Date”); provided, however, that the failure of the party so requesting termination to fulfill any obligation under the Asset Purchase Agreement shall not have been the cause of, or shall not have resulted in, the failure of the Closing to occur on or prior to the End Date (“End Date Termination”); or

•
by either party, if (i) the Stockholders Meeting (including any adjournments and postponements thereof) has been held and completed and the Company’s stockholders have taken a final vote on this Proposal No. 5 and (ii) this Proposal No. 5 has not been approved by the Required Stockholder Vote (“Failure of Stockholder Vote Termination”).

Termination by Sellers
The Asset Purchase Agreement may be terminated by Factor prior to the Closing:
•
if the Company breaches or fails to perform in any respect any of its representations, warranties or covenants contained in the Asset Purchase Agreement and such breach or failure to perform would give rise to the failure of a condition to closing set forth therein, provided that Sellers are not in breach of the Asset Purchase Agreement and subject to certain rights to cure of the Company; or

•	if prior to obtaining the Required Stockholder Vote, the Company’s board of directors has effected an Adverse Recommendation Change.
Termination by the Company
The Asset Purchase Agreement may be terminated by the Company:
•
at any time prior to Closing, if either Sellers breaches or fails to perform in any respect any of its representations, warranties or covenants contained in the Asset Purchase Agreement and such breach or failure to perform would give rise to the failure of a condition to closing set forth therein, provided that the Company is not in breach of the Asset Purchase Agreement and subject to certain rights to cure of Sellers; or

•	at any time prior to receipt of the Required Stockholder Vote, in order to enter into a definitive agreement providing for a Superior Offer in compliance with the Asset Purchase Agreement.
Termination Fee
Under the Asset Purchase Agreement, a cash fee equal to $300,000 (the “Termination Fee”) will be payable by the Company to Factor upon the occurrence of the following events:
•
if (i) there is an End Date Termination or a Failure of Stockholder Vote Termination, and (ii) prior to the date of such termination, a bona fide Acquisition Proposal is publicly disclosed and is not withdrawn at least three business days prior to the Stockholders Meeting, and (iii) on or prior to such termination or during the 12-month period after such termination, we enter into a definitive agreement or consummate any Acquisition Proposal;

•	if the Asset Purchase Agreement is terminated by either Factor or the Company due to the fact that our Board has effected Adverse Recommendation Change; or
•	if we have terminated the Asset Purchase Agreement at any time prior to obtaining the Required Stockholder Approval in order to enter into a definitive agreement providing for a Superior Offer.

Notwithstanding the foregoing obligations, no Termination Fee will be payable by the Company if (i) the Pre-Closing Financing has been consummated with insufficient funds, and (ii) the Asset Purchase Agreement is terminated by either Factor or the Company due to an End Date Termination or a Failure of Stockholder Vote Termination.
Indemnification
Sellers have agreed to, on a joint and several basis, indemnify the Company from and against any losses due to breaches of Sellers’ fundamental representations and warranties and covenants contained in the Asset Purchase Agreement and certain excluded liabilities, with the Company’s recovery for such losses associated with breaches of Sellers’ fundamental representations and warranties or covenants, but not losses in the case of fraud, not to exceed approximately $76.4 million and subject to certain specified limitations set forth in the Asset Purchase Agreement.
For indemnification purposes, all of the representations, warranties and covenants of Sellers and the Company set forth in the Asset Purchase Agreement will terminate and expire at the Closing; provided, that (i) the fundamental representations of Sellers with respect to sufficiency of the Assets and intellectual property will survive for three years following the Closing Date, (ii) all other fundamental representations of Sellers will survive for five years following the Closing Date, and (iii) any covenants of Sellers that are due to be performed (x) at or prior to Closing will survive for 15 months following the Closing Date and (y) after the Closing will continue in effect and expire in accordance with their respective terms.
Expenses
Except as otherwise expressly provided herein, whether or not the closing occurs, Sellers and the Company will each pay their respective expenses incurred in connection with the negotiation and execution of the Asset Purchase Agreement and the other transaction documents and the consummation of the Contemplated Transactions and any other transactions contemplated hereby and thereby.
Governing Law
All matters arising out of or relating to the Asset Purchase Agreement (including its interpretation, construction, performance and enforcement) will be governed by and construed in accordance with the law of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdictions other than those of the State of Delaware.
Agreements Ancillary to the Asset Purchase Agreement
Dr. Angel’s Employment Agreement
In connection with his expected appointment as President and Chief Executive Officer of the Company, Dr. Angel entered into an employment agreement with the Company (the “Angel Employment Agreement”), to be effective at Closing. Pursuant to the Angel Employment Agreement, Dr. Angel will be entitled to receive an annual base salary of $650,000 and will be eligible to receive an annual bonus equal to 50% of his base salary, as determined by the Board in its sole discretion. In addition, the Angel Employment Agreement provides that, subject to approval of the Board, Dr. Angel will receive an option to purchase a number of shares of common stock equal to 2.0% of Company’s outstanding shares at Closing (the “Angel Option”). Based on the Company’s proforma shares outstanding as of November 26, 2025, after giving effect to the issuance of Closing Consideration, and assuming no further issuances of shares of common stock, including pursuant to the exercise of Prefunded Warrants and Common Warrants, the Angel Option would provide an option to purchase up to approximately 263,900 shares of the Company’s common stock.
Dr. Angel’s employment with the Company is at-will and can be terminated by Dr. Angel or the Company with or without Cause and with or without advance notice. If Dr. Angel’s employment is terminated by the Company without Cause (as defined in the Employment Agreement) or by Dr. Angel for Good Reason (as defined in the Employment Agreement) unrelated to a Change in Control (as defined in the Employment Agreement), Dr. Angel will receive any unpaid and accrued base salary through date of termination as well as (i)(a) severance equal to 12 months of his then-current base salary, plus (b) 100% of Dr. Angel’s target bonus in the calendar year in which his employment is terminated, prorated based on the number of days Dr. Angel is employed in such calendar year, payable over a 12-month period on the Company’s regular payroll schedule and subject to applicable tax withholdings, and (ii) if Dr. Angel elects to continue health insurance coverage under COBRA, the payment of the monthly premium under COBRA until the earlier of 12 months following termination date or the date on which Dr. Angel commences full-time employment or employment that provides eligibility for healthcare benefits substantially comparable to those provided by the Company.
In addition, if Dr. Angel’s employment is terminated by the Company without Cause or by Dr. Angel for Good Reason during a Change in Control Period, Dr. Angel will receive compensation substantially similar to that in a termination without Cause or resignation for Good Reason, except Dr. Angel will be entitled to receive (i)(a) severance equal to 18 months of his then-current base salary, plus (b) 150% of Dr. Angel’s target bonus in the calendar year in which his employment is terminated, prorated based on the number of days Dr. Angel is employed in such calendar year, payable over a 18-month period on the Company’s regular payroll schedule and subject to applicable tax withholdings, (ii) if Dr. Angel elects to continue health insurance coverage under COBRA, the payment of the monthly premium under COBRA until the earlier of 18 months following termination date or the date on which Dr. Angel commences full-time employment or employment that provides eligibility for healthcare benefits substantially comparable to those provided by the Company, and (iii) full acceleration of any equity awards.
Lock-Up Agreement
Concurrently with the execution of the Asset Purchase Agreement, we entered into a lock-up agreement with Erigen (the “Lock-up Agreement”), pursuant to which, subject to specified exceptions, Erigen, on behalf of itself and its permitted transferees, has agreed not to transfer 50% of its shares of the Common Stock comprising the Closing Consideration for the period commencing upon the Closing and ending 180 days after the Closing Date.
Funding Commitment Letter
Concurrently with the execution of the Asset Purchase Agreement, we entered into a commitment letter with Factor (the “Commitment Letter”), pursuant to which Factor agreed to provide funding to the Company until the earliest of (i) the 18-month anniversary of the Closing Date, (ii) our receipt of aggregate gross proceeds of at least $20.0 million from the sale of the Company’s equity or debt securities (inclusive of the $4.25 million in gross proceeds received in the Company’s registered direct offering on November 26, 2025 and any other amounts subsequently raised and received by the Company), and (iii) the occurrence of certain other termination events detailed in the Commitment Letter, including the termination of Dr. Angel’s employment as the Company’s Chief Executive Officer under certain circumstances. Under the Commitment Letter, we may, from time to time, request that Factor purchase a number of shares of our common stock in a private placement at a price per share equal to the Minimum Price, as defined in the Nasdaq listing rules. The maximum number of shares of common stock that Factor will be obligated to purchase pursuant to any such request will be based on the aggregate dollar amount of the Company’s anticipated operating expenses (as approved by the Board) for the 30-day period following delivery of the request.

PROPOSAL 6
THE INCENTIVE PLAN PROPOSAL
Assuming the Nasdaq Proposal is approved, we are asking our stockholders to approve Amendment No. 1 (the “Amendment”) to our Amended and Restated 2023 Equity Incentive Plan (the “2023 EIP,” and as amended by the Amendment, the “Amended 2023 EIP”) to:
•
increase the number of shares issuable under the 2023 EIP by 1,410,000 shares of our common stock, which also includes a corresponding increase in the number of shares of our common stock available for issuance under the 2023 EIP pursuant to the exercise of incentive stock options (such increases, together, the “Share Increase”); and

•	establish 7,000,000 shares as the maximum number of shares that may be subject to awards granted in the form of “incentive stock options” as defined in Section 422 of the Code (“ISOs”).
The 2023 EIP was initially adopted by the Board in April 2023 and approved by our stockholders in June 2023. The Board approved the Amendment on November 30, 2025, and subject to approval of the Amendment by stockholders at this Annual Meeting, the Amended 2023 EIP will ensure that we can continue to grant stock options to provide long-term incentives to current and future employees, non-employee directors and consultants. Our continued ability to offer equity awards under the Amended 2023 EIP is critical to our ability to attract, motivate and retain qualified employees, non-employee directors and consultants, particularly in light of the highly competitive market for talent in which we operate.
This proposal is conditioned upon the approval of the Nasdaq Proposal (Proposal 5). If the Nasdaq Proposal is not approved, this proposal will have no effect. If this proposal is approved by our stockholders, the Amendment will become effective upon the date of the Annual Meeting (the “Amendment Effective Date”).
As of November 30, 2025, a total of 47,745 shares of our common stock remained available for issuance under the 2023 EIP. All award amounts in this proposal have been adjusted for the Reverse Stock Split, as necessary.
Shares Available for Future Awards
The Board believes that additional shares are necessary to meet our anticipated equity compensation needs. The proposed increase is expected to last approximately two years. This estimate is based on a forecast that considers our anticipated rate of growth in hiring, required stock option grants under our non-employee director compensation policy, and our historical forfeiture rates. In addition, and discussed more fully below, the additional shares will cover the anticipated option award expected to be granted in connection with hiring Dr. Angel as our future CEO upon completion of the Contemplated Transactions as described above under the heading “Questions and Answers About These Proxy Materials and Voting—Who will be the officers and directors of the Company if the Contemplated Transactions are consummated?”
Rationale for Amendment
If the Contemplated Transactions are consummated, we will experience substantial changes to our capital structure as described in Proposal 5. In particular, the Contemplated Transactions contemplate the issuance of 8,258,495 shares of common stock as consideration for the acquisition of the Assets. This issuance represents a significant increase relative to the 4,440,161 shares of our common stock issued and outstanding as of September 30, 2025, and will materially expand our the number of outstanding shares at Closing.
In addition, on November 26, 2025, we closed the Offering as described under “Questions and Answers About These Proxy Materials and Voting—Will the Company obtain new financing in connection with the Contemplated Transactions?”. Pursuant to the Offering (and separate from the share issuance for the Contemplated Transactions described in Proposal 5), we issued (i) 487,000 shares of common stock, (ii) Prefunded Warrants to purchase 685,414 shares of common stock, and (iii) Common Warrants to purchase 1,172,414 shares of common stock. We believe these securities must also be considered when evaluating our capitalization following both the Offering and the Contemplated Transactions.
When taking into account (i) the 8,268,495 shares to be issued in the Contemplated Transactions described in Proposal 5, and (ii) all securities issued in the Offering (including full exercise of the Prefunded Warrants and Common Warrants, without regard to any beneficial ownership limitations), our total shares of common stock on a fully diluted basis will increase by approximately 339% as compared to the 4,440,161 shares of our common stock outstanding as of September 30, 2025. For these purposes, “fully diluted basis” includes our outstanding shares of common stock assuming full exercise of all shares issued or issuable in the Offering, without regard to any beneficial ownership conversion limitations, the shares issuable under Proposal 5, and shares of common stock issuable upon the exercise or settlement of equity awards granted under our equity incentive plans.
Because the combined impact of the Offering and the Contemplated Transaction will significantly increase our fully diluted sharecount, it is important to consider this aggregate dilution in evaluating this Proposal 6 to increase the number of shares available under our 2023 EIP. In addition, it is important to note that since the Contemplated Transactions will not close before December 31, 2025, approximately 330,000 shares that would have been added to the share reserve available under the 2023 EIP pursuant to the “evergreen” provision of the 2023 EIP, had the Closing occurred prior to December 31, 2025, will not be included in such reserve.
In addition, as described under “Proposal No. 5—The Nasdaq Proposal—Contemplated Transactions—Agreements Ancillary to the Asset Purchase Agreement—Dr. Angel’s Employment Agreement”, the Angel Employment Agreement provides that, subject to approval of our board of directors, Dr. Angel will receive an option to purchase a number of shares of common stock equal to 2.0% of our outstanding shares of common stock at Closing. Based on the Company’s proforma shares outstanding as of November 26, 2025, after giving effect to the issuance of Closing Consideration, and assuming no further issuances of shares of common stock, including pursuant to the exercise of Prefunded Warrants and Common Warrants, the Angel Option would provide an option to purchase up to approximately 263,900 shares of the Company’s common stock.
Following the Contemplated Transactions, our Board believes that the issuance of equity awards is and will continue to be a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biotechnology companies. In addition, because of the highly regulated and complex industry that we operate in, our success depends on our ability to attract and retain individuals with deep experience in our industry. Without such key personnel, non-employee directors and consultants, we might not achieve our development and commercialization plans. Therefore, the Board believes that the Amendment providing for the Share Increase is in the best interests of the Company and its stockholders and recommends a vote in favor of this proposal.
Approval of the Amendment by our stockholders allows us to continue to attract and retain highly trained and experienced individuals who are critical to our success, particularly in light of our anticipated rate of growth in hiring following the Contemplated Transactions, through the grant of equity awards at levels determined appropriate by our Board or Compensation Committee. The Amendment will also allow us to utilize equity awards as long-term incentives to secure and retain the services of current and future employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for companies in the biotechnology industry. To date, we have relied significantly on equity awards in the form of stock option grants to attract and retain key employees, non-employee directors and consultants, all of whom are critical to our success. We believe the use of stock option grants strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because their compensation, in the form of stock options, is contingent on the appreciation in value of our common stock. In addition, we believe stock option grants encourage employee ownership in the Company and promote retention through the reward of long-term value accretion.
Why You Should Vote to Approve the Amendment
The Amendment Will Provide Sufficient Shares for Us to Meet our Forecasted Equity Needs
If this proposal is approved by our stockholders, we will have a total of approximately 1,907,849 shares available for grant under the Amended 2023 EIP after our Annual Meeting, which includes 1,410,000 new shares available for issuance pursuant to the Share Increase, plus 47,745 shares, which represent the shares remaining available for issuance under the 2023 EIP as of November 30, 2025, plus the Returning Shares (as defined and further described below under “Summary of the Amended 2023 EIP – Stock Subject to the Amended 2023 EIP”), as such shares become available from time to time. Such approximate share amounts available for grant under the Amended 2023 EIP after our Annual Meeting excludes any potential automatic increase of such reserve on January 1, 2026 of up to 4% of the total number of shares of our common stock outstanding on December 31, 2025, as provided under the “evergreen” provision of the 2023 EIP.
The Share Increase will provide sufficient shares for issuance under the Amended 2023 EIP to meet our estimated near-term equity compensation needs for our current and future employees, including the hiring of our future CEO in connection with the completion of the Contemplated Transactions as described above under the heading “Questions and Answers About These Proxy Materials and Voting—Who will be the officers and directors of the Company if the Contemplated Transactions are consummated?”, non-employee directors and consultants. We operate in a highly competitive industry and geographies for employee talent and do not expect required rates of compensation to decline. One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be in our best interests or the best interests of our stockholders because it would significantly impact our financial resources to further advance our programs. As a biotechnology company located in the San Francisco Bay Area, we believe that a combination of equity and cash compensation is more appropriate and preferable and meets the expected regional recruiting standards needed to enable us to attract, retain and motivate employees. Any significant increase in cash compensation in lieu of equity awards would reduce the cash available for advancing the development of our product candidates. Furthermore, we do not believe a cash-oriented compensation program would provide the same value to us or our stockholders with respect to long-term employee retention or serve to align employees’ interests with those of our stockholders, in comparison to a program that includes equity awards.
Overhang and Burn Rate
The tables below show our historical overhang and burn rate percentages under the 2023 EIP and reflect the actions we have taken in the past regarding our stock option grants.
Equity Awards Outstanding
The following table provides certain additional information regarding our equity incentive program:

As of September 30, 2025
Total number of shares of common stock to be issued upon exercise of outstanding options	450,104
Weighted-average exercise price per share of common stock of outstanding options	$64.44
Weighted-average remaining term of outstanding options (in years)	7.95
Total number of shares of common stock subject to outstanding full value awards	—
Total number of shares of common stock available for grant under the 2023 EIP	47,745

Overhang

As of September 30, 2025
Total number of shares of common stock outstanding	4,440,161
Per-share closing price of our common stock as reported on the Nasdaq Capital Market on September 30, 2025	$10.28

Burn Rate
The following table provides detailed information regarding the activity related to the 2023 EIP:

For the Year Ended December 31, 2024
Total number of shares of common stock subject to stock options granted	52,197
Total number of shares of common stock subject to full value awards granted	—
Weighted-average number of shares of common stock outstanding	2,146,288
Burn rate[1]	2.4%

(1)
(1) Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year. The burn rate is not adjusted for forfeitures and expirations of awards, which would reduce the burn rate if taken into account.

The Amended 2023 EIP Incorporates Good Compensation and Governance Practices
The Amended 2023 EIP includes many provisions designed to protect our stockholders’ interests and to reflect corporate governance best practices.
•	Repricing is not allowed. The Amended 2023 EIP prohibits the repricing of stock options and stock appreciation rights without prior stockholder approval.
•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2023 EIP must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•
Limit on non-employee director compensation. The maximum number of shares subject to stock awards granted during any calendar year to any of our non-employee directors, taken together with any cash fees paid by us to such non-employee director during such calendar year, may not exceed $750,000 in total value, or $1,000,000 in total value with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of the stock awards for financial reporting purposes).

•
Awards subject to forfeiture/clawback. Awards granted under the Amended 2023 EIP are subject to recoupment in accordance with the terms of any clawback policy that our Board may adopt in the future, and in addition, any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

•
No liberal change in control definition. The Change in Control definition in the Amended 2023 EIP is not a “liberal” definition. A Change in Control must actually occur in order for the Change in Control provisions in the Amended 2023 EIP to be triggered.

Summary of the Amended 2023 EIP
The following is a summary of the principal features of the Amended 2023 EIP, together with the applicable tax implications with respect to the Amended 2023 EIP. The summary is qualified by reference to the full text of the 2023 EIP, which was filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q filed with the SEC on August 10, 2023, as amended by the Amendment. The form of Amendment is attached as Appendix D to this Proxy Statement.
General
The Amended 2023 EIP provides for grants to employees of our Company and any parent or subsidiary of our Company (including officers and employee directors) of “incentive stock options” within the meaning of Section 422 of the Code, and for grants of non-qualified stock options and stock purchase rights to employees (including officers and employee directors) and consultants (including non-employee directors) of our Company or any parent or subsidiary of our Company. See “Federal Income Tax Aspects” below for information concerning the tax treatment of incentive stock options, non-qualified stock options and stock purchase rights.
Purpose
The Amended 2023 EIP is designed to secure and retain the services of our employees and directors, provide incentives for our employees and directors to exert maximum efforts for the success of our Company and its affiliates, and provide a means by which our employees and directors may be given an opportunity to benefit from increases in the value of our common stock.
Types of Awards
The Amended 2023 EIP provides for the grant of ISOs, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.
Stock Subject to the Amended 2023 EIP
Subject to adjustment for certain changes in our capitalization, if the Nasdaq Proposal and this proposal are approved by our stockholders, the aggregate number of shares of our common stock reserved for issuance under the

Amended 2023 EIP will be 1,907,849 shares, which number includes (1) 1,410,000 new shares available for issuance pursuant to the Share Increase, plus (2) 47,745 shares remaining available for issuance under the 2023 Plan as of Amendment Effective Date, plus (3) Returning Shares (as defined below), if any, as such shares become available from time to time.
The number of shares of our common stock reserved for issuance under the Amended 2023 EIP will automatically increase on January 1 of each year, for a period of 10 years, beginning on January 1, 2024 and continuing through January 1, 2033, by 4% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as may be determined by our Board.
The following shares of our common stock (collectively, the “Returning Shares”) will become available again for issuance under the Amended 2023 EIP: (i) any shares under the Amended 2023 EIP subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares under the Amended 2023 EIP subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares under the Amended 2023 EIP issued pursuant to a stock award that are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares under the Amended 2023 EIP reacquired by us in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.
As of November 30, 2025, and assuming stockholders approve the Nasdaq Proposal and this proposal, the number of shares that will then be initially available for issuance will be 1,457,745.
Eligibility
All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the Amended 2023 EIP and may receive all types of awards other than ISOs. ISOs may be granted under the Amended 2023 EIP only to our (including our affiliates’) employees.
As of November 30, 2025, we (including our affiliates) had 4 employees, 4 non-employee directors, and approximately 11 former employee consultants.
Non-Employee Director Compensation Limit
Under the Amended 2023 EIP, the maximum number of shares of our common stock subject to stock awards granted during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by us to such non-employee director during such calendar year, will not exceed $750,000 in total value, or $1,000,000 with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Administration
The 2023 EIP will be administered by our Board, which may in turn delegate authority to administer the Amended 2023 EIP to a committee. Our Board has delegated concurrent authority to administer the Amended 2023 EIP to our Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a “Plan Administrator” for purposes of this proposal.
Subject to the terms of the Amended 2023 EIP, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the Amended 2023 EIP, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2023 EIP.
The Plan Administrator may also delegate to one or more persons or bodies the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our common stock subject to such stock awards. Under any such delegation, the Board will specify the total number of shares of our common stock that may be subject to the stock awards granted by such persons or bodies. Such persons or bodies may not grant a stock award to themselves and neither the Board nor any committee may delegate authority to any person or body (who is not a member of the Board or such body that is not comprised solely of members of the Board) the authority to determine the fair market value of our common stock for purposes of the Amended 2023 EIP.
Repricing; Cancellation and Re-Grant of Stock Awards
Under the Amended 2023 EIP, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.
Stock Options
Stock options may be granted under the Amended 2023 EIP pursuant to stock option agreements. The Amended 2023 EIP permits the grant of stock options that are intended to qualify as ISOs and nonstatutory stock options (“NSOs”).
The exercise price of a stock option granted under the Amended 2023 EIP may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “—Limitations on ISOs” below), may not be less than 110% of such fair market value.
The term of stock options granted under the Amended 2023 EIP may not exceed 10 years and, in some cases (see “—Limitations on ISOs” below), may not exceed five years.
Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 6 as “continuous service”) terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service.
Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death.
Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2023 EIP), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date.
Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2023 EIP will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended 2023 EIP may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended 2023 EIP may be subject to different vesting schedules as the Plan Administrator may determine.
The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2023 EIP in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2023 EIP other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Notwithstanding the foregoing, no option may be transferred to any financial institution without prior stockholder approval.
Limitations on ISOs
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the exercise price of the ISO is at least 110% of the fair market value of our common stock on the date of grant, and the term of the ISO does exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2023 EIP will be 7,000,000 shares.
Stock Appreciation Rights
Stock appreciation rights may be granted under the Amended 2023 EIP pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2023 EIP.
Restricted Stock Awards
Restricted stock awards may be granted under the Amended 2023 EIP pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.
Restricted Stock Unit Awards
Restricted stock unit awards may be granted under the Amended 2023 EIP pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.
Performance Stock Awards
A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.
Other Stock Awards
Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Amended 2023 EIP. Subject to the terms of the Amended 2023 EIP, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.
Clawback Policy
Awards granted under the Amended 2023 EIP will be subject to recoupment in accordance with any clawback policy that our Board may adopt in the future, and with any other clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
Changes to Capital Structure
In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2023 EIP; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards; and (iv) the class(es) of securities by which the share reserve is to increase automatically each year.
Corporate Transaction and Change in Control
In the event of a Corporate Transaction (as defined in the Amended 2023 EIP and described below) or a Change in Control (as defined in the Amended 2023 EIP and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the Corporate Transaction, unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between us or one of our affiliates and the participant or in our director compensation policy, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award. For purposes of this Proposal 6, the term “transaction” will mean such Corporate Transaction or Change in Control:
•
arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to our stockholders pursuant to the transaction);

•
arrange for the assignment of any reacquisition or repurchase rights held by us in respect of our common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•
accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by us with respect to the stock award;
•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the Plan Administrator may consider appropriate; and

•
cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Plan Administrator equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable in connection with such exercise, provided that payments may be delayed to the same extent that payment of consideration to the holders of our common stock is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards or substitute similar awards for the outstanding awards a (“Corporate Transaction”), then with respect to awards that have not been assumed, continued or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the Corporate Transaction the vesting and (if applicable) exercisability of such awards will be accelerated in full to a date prior to the effective time of the Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the board of directors determines and the awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such awards will lapse (contingent upon the effectiveness of the Corporate Transaction). Performance-based awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction.
The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.
Outstanding awards under the Amended 2023 EIP may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the participant’s award agreement, in any other written agreement with us or one of our affiliates, or in our director compensation policy, but in the absence of such provision, no such acceleration will occur.
For purposes of the Amended 2023 EIP, a “Corporate Transaction” generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.
For purposes of the Amended 2023 EIP, a “Change in Control” generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction; (iii) there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; (iv) our stockholders or our Board approve a plan of complete dissolution or liquidation, or a complete dissolution or liquidation will otherwise occur, except for a liquidation into a parent corporation; or (v) over a period of 12 months or less, a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.
Plan Amendments and Termination
The Board (or a committee of one or more directors delegated by the Board) will have the authority to amend or terminate the Amended 2023 EIP at any time. However, except as otherwise provided in the Amended 2023 EIP or an award agreement, no amendment or termination of the Amended 2023 EIP may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2023 EIP as required by applicable law and listing requirements. No ISOs may be granted under the 2023 EIP after the tenth anniversary of the Amendment Effective Date.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2023 EIP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2023 EIP. The 2023 EIP is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
NSOs
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
ISOs
The Amended 2023 EIP provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limitations
Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. As a result, compensation (including compensation pursuant to awards granted under the Amended 2023 EIP) paid to any of our “covered employees” under Section 162(m) of the Code in excess of $1 million per taxable year generally will not be deductible.
Approval of French Sub-Plans
The Amended 2023 EIP provides that the Board has the authority, in its sole discretion, to adopt any local country plans as sub-plans to the Amended 2023 EIP as may be deemed necessary or advisable to comply with local laws or regulations, and to design any award to satisfy specific requirements of obtaining a tax benefit. The French Sub-Plans do not increase the number of shares otherwise available for issuance under the Amended 2023 EIP or modify the group of eligible participants under the Amended 2023 EIP.
For France, there is a specific income tax and social tax regime of French tax-qualified restricted stock units and French tax-qualified options. Foreign companies, including U.S. companies, have the possibility to grant French-qualified restricted stock units and French-qualified options, which may provide for more favorable income tax and social tax treatment for both French employers and their employees than the current non-qualified restricted stock unit awards granted under the Prior Plans.
In this context, the French Sub-Plans, attached to the Amended 2023 EIP as Appendix I and Appendix II, are designed to permit the grant of French-qualified restricted stock units and French-qualified options. In addition to the approval of the Board or the Compensation Committee, French law requires that the French Sub-Plans must be authorized by stockholders at a meeting in order to realize potential tax benefits to employers and employees in France. Stockholder approval of the Amended 2023 EIP, including the French Sub-Plans, is being requested, in part, in order to enable the Board or the Compensation Committee to grant French-qualified restricted stock units and French-qualified options under French law. The Board or Compensation Committee will not, however, be obligated to grant French-qualified restricted stock units or French-qualified options and may choose, at its discretion, to grant restricted stock units or options that are not considered French-qualified.
Plan Benefits Under 2023 EIP
The following table sets forth, for each of the individuals and various groups indicated, the total number of options to acquire our common stock that have been granted under the 2023 EIP (prior to the Amendment of the 2023 EIP) as of November 30, 2025.

2023 EIP
Name and position	Stock Options Granted	Weighted Average Exercise Price
Stephen Brady, Chief Executive Officer	117,305	$74.34
Nicholas Maestas, Chief Financial Officer	26,150	$51.06
Samuel Whiting, Chief Medical Officer	53,459	$72.45
All current executive officers as a group	196,914	$70.74
All current directors who are not executive officers as a group	7,440	$32.30
All employees, including all current officers who are not executive officers, as a group[1]	82,553	$61.34

(1)	Includes 10 former employees who continue to serve the Company as consultants

New Plan Benefits Under Amended 2023 EIP

Amended 2023 EIP
Name and position	Dollar value	Number of shares
Stephen Brady, Chief Executive Officer(4)	—(2)	— (2)
Nicholas Maestas, Chief Financial Officer	—(2)	—(2)
Samuel Whiting, Chief Medical Officer	—(2)	—(2)
All current executive officers as a group	—(2)	—(2)
All current directors who are not executive officers as a group	—(3)	—(3)
All employees, including all current officers who are not executive officers, as a group(1)	—(2)	—(2)

(1)	Includes 10 former employees who continue to serve the Company as consultants.
(2)
Awards granted under the Amended 2023 EIP to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2023 EIP, and our Board and our Compensation Committee have not granted any awards under the Amended 2023 EIP subject to stockholder approval of this Proposal 6. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2023 EIP, as well as the benefits or amounts which would have been received by or allocated to our executive officers and other employees for 2025 if the Amended 2023 EIP had been in effect, are not determinable.

(3)
Non-employee directors are eligible for awards pursuant to our non-employee director compensation plan. After the date of the Annual Meeting, initial and annual awards under our non-employee director compensation plan will be granted under the Amended 2023 EIP if this Proposal 6 is approved by our stockholders. For additional information regarding our compensation policy for non-employee directors, see the “Executive and Director Compensation—Director Compensation” section below.

(4)
In connection with his expected appointment as President and Chief Executive Officer of the Company pursuant to the completion of the Contemplated Transactions as described above under the heading “Questions and Answers About These Proxy Materials and Voting—Who will be the officers and directors of the Company if the Contemplated Transactions are consummated?”, Dr. Angel will receive the Angel Option to purchase a number of shares of Company Common Stock equal to 2% of Company’s outstanding shares on closing date, at a price per share equal to the fair market value on the grant date. The Angel Option is expected to vest over a four-year period, with one quarter (1/4) of the shares subject to the Angel Option vesting on the first anniversary of the grant date, and the remaining shares vesting equally over the following 36 months of continuous service.

Equity Compensation Plan Information
Please see the section of this Proxy Statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.
Effectiveness of the Amended Plan
This proposal is conditioned upon the approval of the Nasdaq Proposal. If the Nasdaq Proposal is not approved, this proposal will have no effect.
If the Nasdaq Proposal and this proposal are approved by our stockholders, the Amendment will become effective as of the date of the Annual Meeting. If the Nasdaq Proposal or this proposal are not approved by our stockholders, then the Amendment will not become effective and the 2023 EIP will continue to be effective in accordance with its current terms.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 6.

OTHER INFORMATION FOR STOCKHOLDERS
Stockholder Proposals for the 2026 Annual Meeting of Stockholders
Requirements for stockholder proposals to be brought before an annual meeting
Our Bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Corporate Secretary at Tempest Therapeutics, Inc., 2000 Sierra Point Parkway, Suite 400, Brisbane, California, 94005. To be timely for the 2026 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices between September 29, 2026 and October 29, 2026; provided, however, that if the date of that annual meeting of stockholders is advanced by more than 20 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later than the 90th day prior to such meeting date, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Secretary must also set forth the information required by our Bylaws, including your name and address and the class and number of shares of our stock that you beneficially own.
Requirements for stockholder proposals to be considered for inclusion in our proxy materials.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and intended to be presented at the 2026 Annual Meeting of Stockholders must be received by us not later than September 8, 2026 in order to be considered for inclusion in our proxy materials for that meeting. However, if the 2026 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after January 27, 2027, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statement materials with respect to two or more stockholders sharing the same address by delivering a single set of these materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
For this meeting, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to Tempest Therapeutics, Inc., Attention: Corporate Secretary, 2000 Sierra Point Parkway, Suite 400, Brisbane, CA 94005. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Nicholas Maestas
Nicholas Maestas
Corporate Secretary
Dated: December 31, 2025

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2024 is available without charge upon written request to: Corporate Secretary, Tempest Therapeutics, Inc., 2000 Sierra Point Parkway, Suite 400, Brisbane, California, 94005.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
Capitalized terms used but not otherwise defined in these Unaudited Pro Forma Condensed Consolidated Financial Statements shall have the meanings given to such terms elsewhere in this proxy statement.
Acquisition of Assets and Financing Commitment
On November 19, 2025, Tempest Therapeutics, Inc. (the “Company”)entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Erigen LLC, a Delaware limited liability company (“Erigen”), and Factor Bioscience Inc., a Delaware corporation (“Factor” and together with Erigen, “Sellers”), pursuant to which, the Company agreed to acquire all right, title and interest of Sellers in and to all of the assets primarily related to licensing agreements for (a) ERI-2003, an autologous BCMA/CD19 dual-targeting CAR T-cell therapy, (b) ERI-2206, an autologous CD70/CD70 dual-targeting CAR T-cell therapy, (c) ERI-3003, an allogeneic BCMA/CD19 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor , and (d) ERI-3206 an allogeneic CD70/CD70 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor 06 (collectively, the “Assets”). At the closing (the “Closing”) of the transactions contemplated by the Asset Purchase Agreement (the “Contemplated Transactions”), the consideration to be paid by the Company will be solely in the form of the Company issuing 8,268,495 shares of its common stock, $0.001 par value (“common stock”), to Erigen.
Additionally, Factor has made a funding commitment to provide the Company with financial support for at least 18 months following the Closing, up to a maximum amount of $20.0 million that is inclusive of any amounts raised and received by the Company after the date of the Asset Purchase Agreement, on the terms and subject to the conditions and other provisions of a funding commitment letter contemplated by and entered into concurrently with the Asset Purchase Agreement.
Other Financing
On November 24, 2025, the Company entered into a securities purchase agreement with a single institutional investor, pursuant to which the Company agreed to issue and sell 487,000 shares of the Company’s common stock and prefunded warrants to purchase 685,414 shares of its common stock (the “Registered Direct Offering”). Each prefunded warrant has an initial exercise price per share of $0.001, subject to certain adjustments and may be exercised at any time until exercised in full. In addition, in a concurrent private placement the Company issued warrants to purchase 1,172,414 shares of its common stock (the “Private Placement” and together with the Registered Direct Offering, the “Offering”). The warrants have an exercise price of $3.50 per share and are exercisable immediately upon issuance for an eighteen month period following the date of effectiveness of the resale registration statement.
The combined purchase price of each share and accompanying warrants for common stock was $3.625. The combined purchase price of each prefunded warrant and accompanying warrants for common stock was $3.624. The Company received net proceeds of approximately $3.8 million after deducting placement agent fees and other offering expenses payable by the Company. As a condition to completing the Contemplated Transactions, the Company will sell additional shares and accompanying warrants equal to at least $0.75 million in gross proceeds.
The following unaudited pro forma condensed consolidated financial information is derived from the historical consolidated financial statements of the Company. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 gives effect to the Contemplated Transactions and the Offering as if they had occurred on September 30, 2025. The unaudited condensed pro forma consolidated statements operations for the nine months ended September 30, 2025 and the year ended December 31, 2024 gives pro forma effect to the Contemplated Transactions as if they had occurred on January 1, 2024.
The unaudited pro forma condensed consolidated financial information has been prepared by the Company using the acquisition method of accounting in accordance with U.S. generally accepted accounting principles. The Company has been treated as the acquirer in the Contemplated Transactions for accounting purposes. As there have been no operations or development pursuant to the licensing agreements related to the acquired assets, there is no relevant historical information of Erigen or the licensing agreements. The assets acquired primarily reflect in-process research and development which will be valued based on the estimated fair value of the consideration given in the transaction, including the estimated transactions costs, and immediately expensed.
The unaudited pro forma condensed consolidated financial information is based on the assumptions and pro forma adjustments that are described in the accompanying notes. The pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analyses are performed including but not limited to additional financing, additional direct and incremental offering costs. Adjustments have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information. Differences between these preliminary estimates and the final accounting, expected to be completed after the closing of the Contemplated Transactions, may occur and these differences could have a material impact on the accompanying unaudited pro forma condensed consolidated financial information.
The unaudited pro forma condensed consolidated financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the Assets following the Closing. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position in the future periods or the result that actually would have been realized had the Company acquired the Assets prior to or during the specified periods. The actual results reported in periods following the Contemplated Transactions may differ significantly from those reflected in the unaudited condensed consolidated pro forma financial information presented herein for a number of reasons, including, but not limited to, differences in the assumptions used to prepare this unaudited pro forma condensed consolidated financial information.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2025
(in thousands)

	Tempest Therapeutics, Inc. (Historical)	Transaction Accounting Adjustments	Notes	Financing Accounting Adjustments	Notes	Tempest Therapeutics, Inc. Pro forma
Assets
Current assets:
Cash and cash equivalents	$7,514	$(6,075)	A	$4,475	E	$5,914
Prepaid expenses and other current assets	590	—		—		590
Total current assets	8,104	(6,075)		4,475		6,504
Property and equipment, net	681	—		—		681
Right-of-use assets, operating leases	7,825	—		—		7,825
Other assets	519	—		—		519
Total assets	$17,129	$(6,075)		$4,475		$15,529
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$922	$(251)	B	$—		$671
Accrued expenses and other current liabilities	1,353	(663)	B	—		690
Current operating lease liabilities	1,147	—		—		1,147
Accrued compensation	103	—		—		103
Total current liabilties	3,525	(914)		—		2,611
Operating lease liabilities, less current portion	7,258	—		—		7,258
Total liabilities	10,783	(914)		—		9,869
Stockholders’ equity:
Common stock	4	8	C	1	E	13
Additional paid-in capital	235,689	26,451	C	4,474	E	266,614
Accumulated deficit	(229,347)	(31,620)	D	—		(260,967)
Total stockholders’ equity	6,346	(5,161)		4,475		5,660
Total liabilities and stockholders’ equity	$17,129	$(6,075)		$4,475		$15,529

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2024
(in thousands except share and per share data)

	Tempest Therapeutics, Inc. (Historical)	Transaction Accounting Adjustments	Notes	Financing Accounting Adjustments	Notes	Tempest Therapeutics, Inc. Pro forma
Operating expenses:
In-process research and development	$—	$32,534	F	$—		$32,534
Research and development	28,476	—		—		28,476
General and administrative	13,550	—		—		13,550
Operating loss	(42,026)	(32,534)		—		(74,560)
Other income (expense), net:						—
Interest expense	(1,316)	—		—		(1,316)
Interest income and other income (expense), net	1,499	—		—		1,499
Other income (expense), net	183	—		—		183
Net loss	$(41,843)	$(32,534)		$—		$(74,377)
Net loss per share of common stock and prefunded warrants, basic and diluted	$(19.50)					$(6.31)
Weighted-average shares of common stock and pre-funded warrants outstanding, basic and diluted	2,146,288	8,268,495	G	1,379,311	G	11,794,094

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2025
(in thousands except share and per share data)

	Tempest Therapeutics, Inc. (Historical)	Transaction Accounting Adjustments	Notes	Financing Accounting Adjustments	Notes	Tempest Therapeutics, Inc. Pro forma
Operating expenses:
Research and development	$12,067	$—		$—		$12,067
General and administrative	10,431	(914)	H	—		9,517
Operating loss	(22,498)	914		—		(21,584)
Other income (expense), net:						—
Interest expense	(207)	—		—		(207)
Interest income and other income (expense), net	464	—		—		464
Other income (expense), net	257	—		—		257
Net loss	$(22,241)	$914		$—		$(21,327)
Net loss per share of common stock and prefunded warrants, basic and diluted	$(5.71)					$(1.57)
Weighted-average shares of common stock and pre-funded warrants outstanding, basic and diluted	3,897,256	8,268,495	G	1,379,311	G	13,545,062

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(amounts in thousands except share and per share data)
1. Description of the Contemplated Transactions and Basis of Presentation
Acquisition of Assets and Funding Commitment
On November 19, 2025, the Company entered into the Asset Purchase Agreement with Erigen and Factor, pursuant to which, the Company agreed to acquire all right, title and interest of Sellers in and to all of the assets primarily related to (a) the autologous BCMA/CD19 dual-targeting CAR T-cell therapy known as ERI-2003, (b) the autologous CD70/CD70 dual-targeting CAR T-cell therapy known as ERI-2206, (c) the allogeneic BCMA/CD19 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3003, and (d) the allogeneic CD70/CD70 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3206. Consideration to be paid will be solely in the form of the Company issuing 8,268,495 shares of its common stock.
Additionally, Factor has made a funding commitment to provide the Company with financial support for at least 18 months following the closing of the acquisition of Assets, up to a maximum amount of $20.0 million that is inclusive of any amounts raised and received by the Company after the date of the Asset Purchase Agreement, on the terms and subject to the conditions and other provisions of a funding commitment letter contemplated by and entered into concurrently with the Asset Purchase Agreement.
The Offering
On November 24, 2025, the Company entered into a securities purchase agreement with a single institutional investor, pursuant to which the Company agreed to issue and sell in the Offering 487,000 shares of its common stock and prefunded warrants to purchase 685,414 shares of its common stock. Each prefunded warrant has an initial exercise price per share of $0.001, subject to certain adjustments and may be exercised at any time until exercised in full. In addition, in the concurrent Private Placement the Company issued warrants to purchase 1,172,414 shares of its common stock. The warrants have an exercise price of $3.50 per share and are exercisable immediately upon issuance for an eighteen month period following the date of effectiveness of the resale registration statement.
The combined purchase price of each share and accompanying warrants for common stock was $3.625. The combined purchase price of each preferred warrant and accompanying warrants for common stock was $3.624. The Company received net proceeds of approximately $3.8 million after deducting placement agent fees and other offering expenses payable by the Company. As a condition to completing the Contemplated Transactions, the Company will sell additional shares and accompanying warrants equal to at least $0.75 million in gross proceeds. For purposes of these unaudited condensed consolidated pro forma financial statements, the Company assumed an additional 206,897 shares of its common stock and accompanying warrants for common stock were sold at a combined purchase price of $3.625 per share.
Basis of Presentation
The unaudited pro forma condensed consolidated balance sheet as of September 30, 2025 is presented as if the Contemplated Transactions and Offering had been completed on September 30, 2025. Based on the terms of the Contemplated Transactions, the Company concluded that the arrangement did not result in the acquisition of a business as the Company only acquired inputs comprised of the Assets, and no substantive processes or outputs. The Company will account for the transaction as an asset purchase.
The unaudited pro forma condensed consolidated financial statements have been prepared for illustrative and informational purposes only and were prepared from the respective historical information of the Company and reflect adjustments to the historical information in accordance with the SEC Final Rule Release No. 33-10786 and in accordance with Article 11 of Regulation S-X of the Securities Exchange Act of 1934, as amended. The Company has accounted for the Contemplated Transactions in these unaudited pro forma condensed consolidated financial statements whereby the Company has been treated as the acquirer and the acquisition of the Assets does not qualify as a business combination and will be accounted for as an asset acquisition.
The unaudited pro forma condensed consolidated financial information does not reflect the cost of any integration activities or benefits from the asset acquisition, including potential synergies that may be generated in future periods.

2. Estimate of Assets Acquired and Liabilities Assumed
The Company determined that the costs to acquire the Assets expected to be $32.5 million, based on the value of the consideration provided consisting of common stock valued at $26.5 million and direct cost of the acquisition of approximately $6.0 million of which $0.9 million was expensed within the Company’s historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025.
For the purposes of these unaudited pro forma financial statements, the Company allocated the purchase price to in-process research and development assets that were expensed immediately as these assets, in their current stage of development, have no alternative future use. The acquired in-process research and development by the Company assumes the acquisition took place on September 30, 2025.
3. Pro Forma Adjustments
The unaudited pro forma condensed consolidated financial statements include pro forma adjustments to give effect to certain transactions as a direct result of the Contemplated Transactions and the Offering, or for accounting purposes, the acquisition of Erigen’s net assets. The pro forma adjustments reflecting the completion of the Contemplated Transactions and the Offering are based upon the accounting analysis conclusion that the Contemplated Transactions should be accounted for as an asset acquisition and the assumptions set forth below:
A.
To reflect the payment of costs associated with the Contemplated Transactions that were included within the Company’s accounts payable and accrued expenses as of September 30, 2025 and to reflect the payment of estimated future costs to be incurred in connection with the Contemplated Transactions after September 30, 2025.

B.	To reflect payment of costs associated with the Contemplated Transactions that were incurred and unpaid as of September 30, 2025.
C.
To reflect the par value and additional paid-in capital associated with the issuance of 8,268,495 shares of the Company’s common stock, with an estimated fair value of $26.5 million, issued to shareholders of Erigen to acquire the Assets.

D.
To reflect the estimated purchase consideration ascribed to the acquired in-process research and development that was immediately expensed and inclusive of the costs associated with the Contemplated Transactions that were estimated to be incurred after September 30, 2025.

E.
To reflect the net proceeds received from the Offering of $3.8 million associated with the sale of the Company’s common stock, prefunded warrants and accompanying common stock warrants, and the estimated net proceeds of $0.7 million from additional issuances of equity required to meet the required condition of the Contemplated transactions.

F.	To reflect the immediate expensing of the consideration paid in connection with the asset acquisition as the Assets have no future alternative use.

G.
To reflect the estimated total number of shares of the Company’s common stock that would be outstanding as of the date of the Contemplated Transactions, including the shares to be issued in the Offering, as if they have been outstanding for the entirety of the periods presented. For the year ended December 31, 2024, the historical weighted average shares outstanding for the Company have been adjusted to reflect the one-for-thirteen stock split effected in April 2025 as illustrated in the below table:

	Year ended December 31, 2024	Nine months ended September 30, 2025
Weighted averages shares outstanding - Tempest historical	27,901,739	3,897,256
1-for-13 reverse stock split ratio	0.07692	1.00
Weighted averages shares outstanding - Tempest as adjusted	2,146,288	3,897,256
Issuance of common stock in connection with Contemplated Transactions	8,268,495	8,268,495
Issuance of common stock and prefunded warrants in connection with Offering	1,172,414	1,172,414
Issuance of common stock in connection with additional close of Offering	206,897	206,897
Weighted averages shares outstanding - Tempest pro forma	11,794,094	13,545,062

H.
To reflect the removal of the historical costs incurred and recognized in connection with the Contemplated Transactions as they are recognized as a component of in-process research and development expense within the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2024.

APPENDIX A

RIGHTS AGREEMENT

CONFORMED COPY REFLECTING MODIFICATIONS MADE PURSUANT TO EACH OF
THAT CERTAIN AMENDMENT NO. 1, DATED OCTOBER 9, 2024, AND THAT CERTAIN
AMENDMENT NO. 2, DATED DECEMBER 5, 2024

RIGHTS AGREEMENT
THIS RIGHTS AGREEMENT (this “Agreement”) is dated as of October 10, 2023 (the “Agreement Date”) and is made between TEMPEST THERAPEUTICS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A, as rights agent (“Rights Agent”).
RECITALS
The Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as such term is hereinafter defined) outstanding at the Close of Business (as such term is hereinafter defined) on October 23, 2023 (the “Record Date”), each Right representing the right to purchase one one-thousandth of a Preferred Share (as such term is hereinafter defined), subject to adjustment upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest to occur of the Close of Business on the Distribution Date, the Redemption Date and the Close of Business on the Final Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Close of Business on the Distribution Date and prior to the earlier of the Redemption Date and the Close of Business on the Final Expiration Date in accordance with the provisions of Section 22 hereof.
AGREEMENT
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
SECTION 1. CERTAIN DEFINITIONS.
For purposes of this Agreement, the following terms have the meanings indicated:
(a) “Agreement” shall have the meaning set forth in the first paragraph hereof.
(b) “Agreement Date” shall have the meaning set forth in the first paragraph hereof.
(c) “Acquiring Person” shall mean any Person who or that, together with all Affiliates and Associates of such Person, without the prior written approval of the Board, shall be the Beneficial Owner of 10% or more of the Common Shares then outstanding; provided, however, the term “Acquiring Person” shall be deemed to exclude: (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit or compensation plan of the Company or of any Subsidiary of the Company; (iv) any Person holding Common Shares for or pursuant to the terms of any such employee benefit plan or compensation plan of the Company or any Subsidiary of the Company, but solely to the extent such Common Shares are held for or pursuant to the terms of any such plan; or (v) a Passive Institutional Investor (but only if such Person remains a “Passive Institutional Investor” in accordance with the definition thereof or divests sufficient Common Shares after ceasing to be a Passive Institutional Investor as contemplated by the definition thereof (and following such divestment, such Person shall no longer be a Passive Institutional Investor)). Notwithstanding the foregoing: (A) any Person who or that, together with its Affiliates and Associates, (x) is, as of the time of the first public announcement of the declaration of the Rights dividend, the Beneficial Owner of 10% (or, in the case of a Person that would otherwise be a Passive Institutional Investor but for such ownership, 15%) or more of the Common Shares outstanding and (y) continuously maintains its level of Beneficial Ownership at or above 10% (or, in the case of a Person that would otherwise be a Passive Institutional Investor but for such ownership, 15%) of the Common Shares then outstanding from and after the first public announcement of the declaration of the Rights dividend shall not be deemed to be an “Acquiring Person” until such time after such first public announcement that any such Person shall become the Beneficial Owner of one or more additional Common Shares (other than by the declaration or payment of any dividend on the Common Shares payable in Common Shares) and shall then beneficially own 10% (or, in the case of a Person that would otherwise be a Passive Institutional Investor but for such ownership 15%) or more of the Common Shares then outstanding; and (B) no Person shall become an “Acquiring Person” (x) as the result of an acquisition of Common Shares by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 10% (15% in the case of a Person who would otherwise be a Passive Institutional Investor but for such acquisition of Common Shares by the Company) or more of the Common Shares then outstanding (provided, however, that if a Person shall become the Beneficial Owner of 10% (15% in the case of a Person that would otherwise be a Passive Institutional Investor but for such acquisition) or more of the Common Shares then outstanding by reason of share purchases by the Company and, following written notice from, or public disclosure by, the Company of such share purchases by the Company, shall become the Beneficial Owner of one or more additional Common Shares (other than by the declaration or payment of any dividend on the Common Shares payable in Common Shares) without the prior written approval of the Board and shall then be the Beneficial Owner of 10% (15% in the case of a Person that would otherwise be a Passive Institutional Investor but for such ownership) or more of the Common Shares then outstanding, then such Person shall be deemed to be an “Acquiring Person”) or (y) if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(c), has become such inadvertently, and such Person does not, with such Person’s Affiliates and Associates, become the Beneficial Owner of one or more additional Common Shares after learning of or having been informed of such Person becoming (save for this clause) an Acquiring Person, and, only if requested by the Company, such Person divests, as promptly as practicable (as determined in good faith by the Board), following receipt of written notice from the Company of such event, Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(c), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 10% (15% in the case of a Person who would otherwise be a Passive Institutional Investor but for such ownership) or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person,” subject to the exceptions set forth in this Section 1(c).
(d) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act as in effect on the Agreement Date.
(e) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” and shall be deemed to have “Beneficial Ownership” of, any securities:
(i) that such Person, or any of such Person’s Affiliates or Associates, is deemed to beneficially own within the meaning of Rule 13d-3 under the Exchange Act as in effect on the Agreement Date;
(ii) that such Person or any of such Person’s Affiliates or Associates, has or shares (A) the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time or upon the satisfaction or occurrence of one or more conditions) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, to beneficially own, or to have Beneficial Ownership of securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right or power to vote (directly or indirectly) pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, to beneficially own, or to have Beneficial Ownership of any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
(iii) that are beneficially owned, directly or indirectly, by any other Person (or an Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates), has (A) any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), whether or not in writing, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(e)(ii)(B) hereof) or disposing of any securities of the issuer of such securities or (B) any agreement, arrangement or understanding, whether or not in writing, to cooperate in obtaining, changing or influencing control of the issuer of such securities; or

(iv) which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed beneficially owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position that is specified in (A) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its sole discretion; provided, however, that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.
Notwithstanding the foregoing: (i) the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to beneficially own hereunder; (ii) nothing contained in this Section 1(e) shall cause a Person ordinarily engaged in business as an underwriter of securities to be deemed the “Beneficial Owner” of, or to “beneficially own”, or to have “Beneficial Ownership” of, any securities acquired or to be acquired in either (A) a bona fide firm underwriting pursuant to an underwriting agreement entered into by the Company and such Person or (B) a bona fide offering of securities pursuant to Rule 144A under the Securities Act pursuant to a purchase agreement entered into by the Company and such Person; and (iii) no director or officer of the Company shall be deemed to beneficially own securities beneficially owned by any other director or officer of the Company solely due to their capacities as a director, officer, agent or employee of the Company.
(f) “Board” shall have the meaning set forth in the Recitals hereof.
(g) “Book-Entry” shall mean any uncertificated share represented by book-entry.
(h) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
(i) “Close of Business” on any given date shall mean 5:00 p.m., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.
(j) “Common Shares” shall mean the shares of common stock, par value $0.001 per share, of the Company; provided, however, that, “Common Shares,” when used in this Agreement in connection with a specific reference to any Person other than the Company, shall mean the shares of the class or series of capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons that ultimately control such first-mentioned Person.
(k) “Company” shall have the meaning set forth in the first paragraph hereof.
(l) “current per share market price” shall have the meaning set forth in Section 11(d) hereof, except as otherwise set forth in this Agreement.
(m) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.
(n) “Derivatives Contract” shall mean a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of Common Shares specified or referenced in such contract, regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Shares or other property, without regard to any short or other position that hedges the economic effect of such Derivatives Contract under the same or any other Derivatives

Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.
(o) “Derivative Position” shall mean any Derivatives Contract or any other option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (other than, for the avoidance of doubt, the Rights, but including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise price or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares, in each case regardless of whether (i) it conveys any voting rights in such Common Shares to any Person, (ii) it is required to be, or capable of being, settled through delivery of Common Shares or (iii) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.
(p) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(q) “earning power” shall have the meaning set forth in Section 13(a) hereof.
(r) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.
(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and as in effect on the date in question, unless otherwise specifically provided.
(t) “Exchange Property”shall have the meaning set forth in Section 24(e) hereof.
(u) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
(v) “Exchange Recipient” shall have the meaning set forth in Section 24(e) hereof.
(w) “Final Expiration Date” shall mean immediately following the Company’s 2025 Annual Meeting of Stockholders, or, if Stockholder Approval is obtained, October 10, 2026.
(x) “Ownership Statement” shall mean, with respect to any Book-Entry Common Share, the current ownership statement issued to the record holder thereof in lieu of a certificate representing such Common Share.
(y) “Passive Institutional Investor” shall mean any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 15% of the Common Shares then outstanding and who or that is entitled to file and files or has filed, a statement on Schedule 13G under the Exchange Act (or any comparable or successor report) pursuant to Rule 13d-1(b)(1) or 13d-1(c)(1) under the Exchange Act, as in effect on the Record Date, with respect to the Common Shares that are beneficially owned by such Person, but only so long as (x) such Person is eligible to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report), and (y) such Person has not reported and is not required to report such ownership on Schedule 13D under the Exchange Act (or any comparable or successor report). Notwithstanding anything to the contrary in this Agreement, a former Passive Institutional Investor that should report (or reports) or becomes required to report Beneficial Ownership of Common Shares on Schedule 13D will not be deemed to be an Acquiring Person by reason of ceasing to be a Passive Institutional Investor if (but only if): (i) at the time it should report (or reports) or becomes required to report Beneficial Ownership of Common Shares on Schedule 13D, that formerly Passive Institutional Investor has Beneficial Ownership of less than 15% of the Common Shares then outstanding; or (ii) (A) it divests as promptly as practicable (but in any event not later than 15 Business Days after reporting or becoming required to report on Schedule 13D) Beneficial Ownership of a sufficient number of Common Shares so that it would no longer be an Acquiring Person, and (B) prior to reducing its Beneficial Ownership to below 15%, it does not increase its Beneficial Ownership of the Common Shares then outstanding (other than by reason of share purchases by the Company) above the lowest Beneficial Ownership of such Person at any time during the 15-Business Day period.

(z) “Person” shall mean any individual, firm, corporation, limited liability company, partnership, joint venture, association, trust, syndicate, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity, as well as any group under Rule 13d-5(b)(1) of the Exchange Act.
(aa) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company, having the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions set forth as Exhibit A hereto, as the same may be amended from time to time and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.
(bb) “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a), (A) the Person that is the issuer of the securities into which the Common Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding; or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares has the greatest aggregate market value of shares outstanding; (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives); or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding. For purposes of this definition, if the shares of Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares is and has been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose shares of Common Shares is and has been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (z) owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(cc) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.
(dd) “Record Date” shall have the meaning set forth in the Recitals hereof.
(ee) “Redemption Date” shall have the meaning set forth in Section 23(c) hereof.
(ff) “Redemption Price” shall have the meaning set forth in the Section 23(b) hereof.
(gg) “Right” shall have the meaning set forth in the Recitals hereof.
(hh) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.
(ii) “Rights Agent” shall have the meaning set forth in the first paragraph hereof.
(jj) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii).
(kk) “Securities Act” shall mean the Securities Act of 1933, as amended and as in effect on the date in question, unless otherwise specifically provided.
(ll) “Security” shall have the meaning set forth in Section 11(d)(i) hereof.

(mm) “Shares Acquisition Date” shall mean the earlier of the date of (i) public announcement by the Company or an Acquiring Person that an Acquiring Person has become such and (ii) public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such.
(nn) “Signature Guarantee” shall mean any guaranty of signature by an “eligible guarantor institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing.
(oo) “Stockholder Approval” shall mean the approval or ratification by the stockholders of the Company of this Agreement (as amended from time to time or as contemplated to be in effect following such Stockholder Approval) as demonstrated by the votes cast in favor of any such approval or ratification proposal exceeding the votes cast against such proposal at a duly held meeting of stockholders of the Company.
(pp) “Subsidiary” of any Person shall mean any corporation or other entity of which a (i) a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person or (ii) an amount of securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity are at the time, directly or indirectly, beneficially owned, or otherwise controlled by such Person.
(qq) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).
(rr) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(ss) “Trading Day” shall have the meaning set forth in Section 11(d)(i).
(tt) “Trust Agreement” shall have the meaning set forth in Section 24(e).
SECTION 2. APPOINTMENT OF RIGHTS AGENT.
The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable (the term “Rights Agent” being used herein to refer, collectively, to the Rights Agent together with any such co-Rights Agents), upon ten (10) calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agent and any co-Rights Agents shall be as the Company reasonably determines, provided that such duties are consistent with the terms and conditions of this Agreement and that contemporaneously with such appointment the Company shall notify, in writing, the Rights Agent and any co-Rights Agents of any such duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.
SECTION 3. ISSUANCE OF RIGHTS.
(a) Until the earlier of the Close of Business on the (i) tenth calendar day after the Shares Acquisition Date (including any such date that is after the Agreement Date and prior to the issuance of the Rights) or, in the event that the Board determines on or before such tenth calendar day to effect an exchange in accordance with Section 24 and determines in accordance with Section 24(e) that a later date is advisable, such later date that is not more than twenty (20) calendar days after the Shares Acquisition Date and (ii) the tenth Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any Subsidiary of the Company or any Person holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the Close of Business on the earlier of such dates being herein referred to as the “Distribution Date”); provided, however, that, if such earlier date is prior to the Record Date, the Distribution Date shall be the Close of Business on the Record Date): (A) the Rights will be evidenced by the certificates for Common Shares (which certificates shall also be deemed to be Right Certificates) or, in the case of uncertificated shares, by the balances indicated in the book-entry account system of the transfer agent for the Book-Entry Common Shares (together with a transaction advise with respect to such shares), registered in the names of the holders thereof and not by separate Right Certificates; (B) the registered holders of Common Shares shall also be the registered holders of the Rights issued with respect thereto; and (C) the Rights (and the right to receive Right Certificates therefor) will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information and documents at the expense of the Company, send by such means as the Company may select), to each record holder of Common Shares (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person) as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or transfer agent or registrar for the Common Shares (and if the Rights Agent is not the transfer agent or registrar for the Common Shares, the Company shall, as promptly as practicable, provide such information to the Rights Agent in a form reasonably satisfactory to the Rights Agent), a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to the adjustment provisions of Section 11; provided, however, that the Company may implement such procedures as it deems appropriate in its sole discretion, to minimize the possibility that Rights are sent to Persons for whom the Rights would be null and void under Section 11(a)(ii) hereof. Despite the foregoing, the Company may elect to use book entry positions in lieu of physical certificates, in which case, the “Right Certificates” shall be deemed to mean the book entry position representing the related Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall as promptly as practicable notify the Rights Agent in writing upon the occurrence of the Distribution Date, the Redemption Date or the Final Expiration Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date, Redemption Date or the Final Expiration Date, as applicable, has not occurred.
(b) On the Record Date, or as soon as practicable thereafter, the Company will send (directly or through the Rights Agent or its transfer agent, at the expense of the Company and if the Rights agent or transfer agent is directed by the Company and provided with all necessary information and documents) a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company or transfer agent or registrar for Common Shares (and if the Rights Agent is not the transfer agent or registrar for the Common Shares, the Company shall, as promptly as practicable, provide such information to the Rights Agent in a form reasonably satisfactory to the Rights Agent). With respect to certificates for Common Shares or Book-Entry Common Shares outstanding as of the Record Date, until the Close of Business on the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or, for shares participating in the direct registration system, by notations in the respective book entry accounts for the Common Shares). Until the Close of Business on the Distribution Date (or the earlier of the Redemption Date and the Close of Business on the Final Expiration Date), the surrender for transfer of any certificate for Common Shares or the transfer of any Book-Entry Common Shares outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
(c) Certificates for Common Shares that become outstanding (including reacquired Common Shares referred to in the penultimate sentence of this Section 3(c)) after the Record Date but prior to the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN TEMPEST THERAPEUTICS, INC. (THE “COMPANY”) AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT (THE “RIGHTS AGENT”), DATED AS OF OCTOBER 10, 2023, AS AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT,

SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL DELIVER TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR ADDRESSED TO THE SECRETARY OF THE COMPANY. AS DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS HELD BY OR ISSUED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF, (AS DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, SHALL BECOME NULL AND VOID.
With respect to any Book-Entry Common Shares, a legend substantially similar to such legend shall be included in the Ownership Statement in respect of such Common Share or in a notice to such record holder of such Common Share in accordance with applicable law. With respect to the Common Shares, until the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date, the Rights associated with the Common Shares represented by such certificates or Book-Entry Shares shall be evidenced by such certificates or book-entry notation (including any Ownership Statement) alone, and the transfer of any Common Shares, whether by transfer of such certificate or in book-entry, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding. Notwithstanding this Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
(d) Notwithstanding anything to the contrary contained herein, Common Shares and Rights (and any securities issuable on their exercise) may be issued and transferred by book-entry and not represented by physical certificates. Where Common Shares and Rights (and any securities issuable on their exercise) are held in uncertificated form, references in this Agreement to Right Certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares and, the Company and Rights Agent shall cooperate in all reasonable respects to give effect to the intent of the provisions contained herein.
SECTION 4. FORM OF RIGHT CERTIFICATES.
(a) The Right Certificates (and the form of election to purchase Preferred Shares, the form of assignment and the form of certification to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the Financial Industry Regulatory Authority or any stock exchange quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandth of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of such one one-thousandth of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.
(b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights that are null and void pursuant to the second paragraph of Section 11(a)(ii) hereof and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence shall contain (to the extent feasible) substantially the following legend:
THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY ARE NULL AND VOID.

The provisions of Section 11(a)(ii) hereof shall be operative whether or not the foregoing legend is contained on any such Right Certificate. The Company shall instruct the Rights Agent in writing of the Right that should be so legended. The Company shall give written notice to the Rights Agent as soon as practicable after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate of an Acquiring Person thereof.
SECTION 5. COUNTERSIGNATURE AND REGISTRATION.
The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, or any of its Vice Presidents, either manually or by electronic signature, and shall be attested by the Secretary of the Company, either manually or by electronic signature. The Right Certificates shall be countersigned by the Rights Agent either manually or by electronic signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.
Following the Distribution Date and receipt by the Rights Agent of notice to that effect, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each Right Certificate and the date of each of the Right Certificates.
SECTION 6. TRANSFER, SPLIT UP, COMBINATION AND EXCHANGE OF RIGHT CERTIFICATES; MUTILATED, DESTROYED, LOST OR STOLEN RIGHT CERTIFICATES.
Subject to the provisions of Section 11(a)(ii), Section 14 and Section 24 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Redemption Date and the Close of Business on the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandth of a Preferred Share (or such other security as contemplated herein) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Right Certificate or Right Certificates until the registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate accompanied by a Signature Guarantee, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof and other documentation as the Company or the Rights Agent shall reasonably request and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer in accordance with Section 9 and to the Company in the manner required by this Agreement. Thereupon the Rights Agent shall, subject to the terms of this Agreement, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Person or Persons as the Company shall specify by written notice. The Rights Agent shall have no duty to deliver any Rights Certificate unless and until it is satisfied that all such payments have been made and shall have no duty or obligation to take any action with respect to a Right holder under this Agreement that requires the payment by such Rights holder of applicable taxes and/or charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity, including an open penalty surety bond, or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue, execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates, to the extent permitted by applicable law.
SECTION 7. EXERCISE OF RIGHTS; PURCHASE PRICE; EXPIRATION DATE OF RIGHTS
(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a Signature Guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price in cash, or by certified check, cashier’s check, bank draft or money order payable to the order of the Company for each one one-thousandth of a Preferred Share (or such other number of shares or other securities) as to which the Rights are exercised, prior to the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the Redemption Date, and (iii) the time at which the right to exercise such Rights is terminated as provided in Section 24 hereof. Except for those provisions herein which expressly survive the termination of this Agreement, this Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.
(b) The purchase price for each one one-thousandth of a Preferred Share pursuant to the exercise of a Right shall initially be $25.00 (the “Purchase Price”), shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with Section 7(c) below. In no event shall the Purchase Price to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right.
(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash, certified check, cashier’s check, bank draft or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent for the Preferred Shares certificates for the number of one one-thousandth of a Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the Preferred Shares issuable upon exercise of the Rights hereunder into a depository, and provides written notice of such election to the Rights Agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares (including Common Shares) pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.
In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii) hereof, the Rights Agent, if requested and provided with all necessary information and documents, shall return such Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Right Certificate no longer include the rights provided by Section 11(a)(ii) hereof, and, if fewer than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby that continue to include the rights provided by Section 11(a)(ii) hereof. Until so received, the Rights Agent shall have no duties or obligations with respect to such securities.
(d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby (other than a partial exercise of rights pursuant to Section 11(a)(ii) as described in Section 7(c) hereof), a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to the duly authorized assigns of such holder, subject to the provisions of Section 14 hereof.
(e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certification following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, (ii) tendered the Purchase Price (and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9) to the Company in the manner set forth in Section 7(c), and (iii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.
SECTION 8. CANCELLATION AND DESTRUCTION OF RIGHT CERTIFICATES.
All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if delivered or surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the Company’s expense, the Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
SECTION 9. AVAILABILITY OF PREFERRED SHARES.
The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (or Common Shares and other securities, as the case may be) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (or Common Shares and other securities, as the case may be) (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or other securities. So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange upon official notice of issuance upon such exercise. From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 120 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall provide written notice to the Rights Agent, attaching a copy of any such public announcement, promptly following issuance of such announcement under the immediately preceding sentence. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act shall have been declared effective, unless an exemption therefrom is available. The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or Common Shares and other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or Common Shares and other securities as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares (or Common Shares and other securities as the case may be) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.
SECTION 10. PREFERRED SHARES RECORD DATE.
Each Person in whose name any certificate for Preferred Shares or other securities is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered with the forms of election and certification properly completed and duly executed and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares or other securities transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares or other securities transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a holder of Preferred Shares or other securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
SECTION 11. ADJUSTMENT OF PURCHASE PRICE, NUMBER OF SHARES OR NUMBER OF RIGHTS.
The Purchase Price, the number of Preferred Shares or other securities or assets covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a) (i) In the event the Company shall at any time after the Agreement Date (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares, (C) combine or consolidate the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving entity), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandth of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandth of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this Section 11(a)(ii). In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.
Notwithstanding anything in this Agreement to the contrary, from and after the time any Person becomes an Acquiring Person, any Rights (x) beneficially owned by such Acquiring Person or an Associate or Affiliate of such Acquiring Person or (y) that were beneficially owned by such Acquiring Person or an Associate or Affiliate of such Acquiring Person and are beneficially owned by (A) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who received such Rights after the earlier of the date the Acquiring Person became such and the Distribution Date or (B) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who received such Rights prior to or on the earlier of the date the Acquiring Person became such and the Distribution Date and pursuant to either (1) a transfer (whether or not for consideration) from the Acquiring Person (or of any such Associate or Affiliate) to holders of equity interests in such transferring Person or to any Person with whom the Acquiring Person (or of any such Associate or Affiliate) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (2) a transfer that the Board has determined is part of a plan, arrangement or understanding, whether or not in writing, that has as a primary purpose or effect the avoidance of this Section 11(a)(ii), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have liability to any holder of Right Certificates or other Person (without limiting the rights of the Rights Agent hereunder) as a result of the Company’s failure to make any determinations hereunder with respect to an Acquiring Person or its Affiliates, Associates or transferees. The Company shall give the Rights Agent written notice of the identity of any such Person, Associate or Affiliate and the nominee of any of the foregoing promptly after it becomes aware of such identity, and the Rights Agent may rely conclusively on such notice in carrying out its duties under this Agreement. Until such written notice is received by the Rights Agent, the Rights Agent may assume conclusively for all purposes that no such Acquiring Person exists.
(iii) In lieu of issuing Common Shares in accordance with Section 11(a)(ii) hereof, the Company may, if the Board determines that such action is necessary or appropriate and not contrary to the interests of holders of Rights, elect to (and, in the event that the Board has not exercised the exchange right contained in Section 24(c) hereof and there are not sufficient treasury shares and authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, debt or other equity securities (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Shares, which the Board has deemed to have essentially the same value or economic rights as Common Shares) or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 11(a)(ii) hereof (the “Current Value”), which aggregate value shall be determined by the Board upon consideration of the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver value if required pursuant to the first parenthetical of this sentence within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Shares described in Section 11(a)(ii) (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the excess of the Current Value over the Purchase Price. For purposes of the preceding sentence, Current Value shall be determined pursuant to Section 11(d) hereof. If the Board of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need or should be taken pursuant to this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof and the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to this Section 11(a)(iii) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall promptly notify the Rights Agent in writing upon the occurrence of such suspension, and if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).
(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them to subscribe for or purchase Preferred Shares (or shares having the same designations and the powers, preferences and rights, and the qualifications, limitations and restrictions as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares so to be offered (or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving entity) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
(d) (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security or securities convertible into such shares and prior to, but not including, the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange or The Nasdaq Stock Market or, if the Security is not listed or admitted to trading on The New York Stock Exchange or The Nasdaq Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported in the OTC Bulletin Board, the Pink OTC Markets, Inc. or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board or, if on any such date no professional market maker is making a market in the Security, the price as determined in good faith by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof. If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Agreement Date) multiplied by one thousand. If neither the Common Shares nor the Preferred Shares are publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be set forth in a written statement filed with the Rights Agent.
(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundred thousandth of a Preferred Share or one one-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment and (ii) the date of the expiration of the right to exercise any Rights.
(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through Section 11(c) hereof, inclusive, and the provisions of Section 7, Section 9, Section 10, Section 13 and Section 14 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandth of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h) Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one one-hundred thousandth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandth of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandth of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed, delivered and countersigned by the Rights Agent in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandth of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandth of a Preferred Share that was expressed in the initial Right Certificates issued hereunder.
(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary to enable the Company to validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.
(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such election has occurred) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by this Agreement, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or eliminate the benefits intended to be afforded by the Rights. Any such action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 11(m) from and after the Distribution Date.
(n) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares or (v) issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.
(o) In the event that at any time after the Agreement Date and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, split, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandth of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandth of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights that each Common Share outstanding immediately prior to such event had issued with respect to it, and (C) the Purchase Price immediately prior to the record date for such dividend or the effective date of such subdivision, split, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) shall be adjusted so that the Purchase Price after such event shall be determined by multiplying the Purchase Price in effect immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately prior to such event and the denominator of which is the number of Common Shares outstanding immediately after such event. The adjustments provided for in this Section 11(o) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
SECTION 12. CERTIFICATE OF ADJUSTED PURCHASE PRICE OR NUMBER OF SHARES.
Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event that causes Rights to become null and void) occurs as provided in Section 11 and Section 13 hereof, the Company shall as promptly as practicable (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 and Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such certificate.

SECTION 13. CONSOLIDATION, MERGER OR SALE OR TRANSFER OF ASSETS OR EARNING POWER.
(a) In the event that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandth of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Principal Party (free and clear of all liens, encumbrances, rights of first refusal and other adverse claims) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandth of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Common Shares of the Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to the Principal Party; and (D) the Principal Party shall take such steps (including the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.
(b) The Company covenants and agrees that it shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and the Principal Party shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of this Section 13 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to this Section 13 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:
(i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Final Expiration Date and similarly comply with applicable state securities laws;
(ii) use its best efforts, if the Common Shares of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange, The Nasdaq Stock Market or another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange, The Nasdaq Stock Market or such other national securities exchange, or, if the Common Shares of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange, The Nasdaq Stock Market or another national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on any other system then in use;
(iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
(iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Shares of the Principal Party subject to purchase upon exercise of outstanding Rights.

(c) In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or bylaws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Shares (or equivalents thereof) of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Shares (or equivalents thereof) of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Shares of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
(d) The Company shall not enter into any transaction of the kind referred to in this Section 13 if (i) at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the shareholders of the Person who constitutes, or would constitute, the Principal Party shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.
(e) For purposes hereof, the “earning power” of the Company and its Subsidiaries shall be determined in good faith by the Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).
SECTION 14. FRACTIONAL RIGHTS AND FRACTIONAL SHARES.
(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on The New York Stock Exchange or The Nasdaq Stock Market, or if the Rights are not listed or admitted to trading on The New York Stock Exchange or The Nasdaq Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported in the OTC Bulletin Board, the Pink OTC Markets, Inc. or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board, or if on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.
(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts; provided, however, that holders of such depositary receipts shall have all of the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the Preferred Shares are not publicly traded at the time of such exercise, the current market value of a Preferred Share shall be determined in accordance with Section 11(d)(ii) hereof for the Trading Day immediately prior to the date of such exercise.
(c) Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive Common Shares or other securities (other than Preferred Shares) upon the exercise of a Right, the Company shall not be required to issue fractions of Common Shares or other securities upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares or other securities. In lieu of fractional Common Shares or other securities, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share or one such other security. For purposes of this Section 14(c), the current market value shall be the closing price for one Common Share or such other security, as applicable (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise; provided, however, that if such other security is not publicly traded at the time of such exercise, such security shall have the value of one one-thousandth (subject to appropriate adjustment in the case of a subdivision or combination) of a Preferred Share as determined pursuant to Section 14(b) hereof.
(d) The holder of a Right by the acceptance of the Right expressly waives any right such holder may have to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).
(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.
SECTION 15. RIGHTS OF ACTION.
(a) All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 and any other Section hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares) and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Agreement and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations of the Company under this Agreement.
(b) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use all reasonable efforts to oppose any action for any such injunction order, judgment, decree or ruling and to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.
SECTION 16. AGREEMENT OF RIGHT HOLDERS.
Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b) after the Distribution Date, the Right Certificates are transferable (subject to the provisions of this Agreement) only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with all appropriate forms and certificates fully executed, accompanied by a Signature Guarantee and such other documents as the Rights Agent may request; and
(c) subject to Section 6 and Section 7(e) hereof, the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate (or Book-Entry Common Share)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate (or Ownership Statements or other notices provided to holders of Book-Entry Common Shares) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
SECTION 17. RIGHT CERTIFICATE HOLDER NOT DEEMED A STOCKHOLDER.
No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.
SECTION 18. CONCERNING THE RIGHTS AGENT.
The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees (including counsel fees incurred under Section 20(a) below) and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder as detailed on Schedule A to this Agreement. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, claim, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel and reasonable fees and expenses arising directly or indirectly from enforcing its rights hereunder) that may be paid, incurred or to which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement. The provisions of this Section 18 and Section 20 below shall survive the termination of this

Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the Rights. The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have any knowledge of any event of which it was to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing.
SECTION 19. MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT.
(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or document or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of the transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
SECTION 20. DUTIES OF RIGHTS AGENT.
The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:
(a) The Rights Agent may consult with legal counsel of its choice (who may be legal counsel for the Company or an employee of the Rights Agent or in-house counsel of the Rights Agent or otherwise), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith in accordance with such advice or opinion.
(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, Secretary or the Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the

Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in the absence of bad faith under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such certificate as set forth in this Section 20(b).
(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits or reputational harm), even if the Rights Agent has been advised of the likelihood of such loss or damage. Notwithstanding anything to the contrary herein, any liability of the Rights Agent under this Agreement will be limited to the amount of fees (but not including reimbursed costs) paid by the Company to the Rights Agent during the twelve (12) months immediately preceding the event for which recovery from the Rights Agent is being sought.
(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, Section 11, Section 13, Section 23 or Section 24 hereof, or the ascertaining of the existence of facts that would require any such calculation, change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12, upon which the Rights Agent may rely, hereof describing such change or adjustment, upon which the Rights Agent may conclusively rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f) The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including obligations under applicable regulation or law.
(g) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.
(h) The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required or requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(i) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be the Chief Executive Officer, the Chief Financial Officer and the General Counsel, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable or responsible for or in respect of any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by it from any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent under this Agreement and the date on or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by or omission of or for any delay in acting while waiting for advice or instructions, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than five (5) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted to be taken.
(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed, not executed or has been altered, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company; provided, however that Rights Agent shall not be liable for any delays arising from the duties under this Section 20(g).
(k) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer, employee, agent or representative of the Rights Agent from acting in any other capacity for the Company or for any other Person.
(l) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(m) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it reasonably believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(n) The Rights Agent shall have no responsibility to the Company, any holders of Rights or any other Person for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.
(o) The Rights Agent shall not be required to take notice or be deemed to have notice of any event or condition hereunder, including any event or condition that may require action by the Rights Agent, unless the Rights Agent shall be specifically notified in writing of such event or condition by the Company, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26 hereof, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.
(p) The Rights Agent may rely on and be fully authorized and protected in acting or failing to act upon (a) any Signature Guarantee or (b) any law, act, regulation or any interpretation of the same.
(q) In the event the Rights Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Rights Agent hereunder, the Rights Agent, may (upon notice to the Company of such ambiguity or uncertainty), in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to Company, the holder of any Rights Certificate or any other Person for refraining from taking such action, unless the Rights Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Rights Agent.;

SECTION 21. CHANGE OF RIGHTS AGENT.
The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent for the Company, to each transfer agent for the Common Shares or Preferred Shares known to the Rights Agent by registered or certified mail and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent, in each case, with or without cause, upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Shares or Preferred Shares by registered or certified mail, and, if after the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to the court referenced in Section 32 of this Agreement or, solely if such court declines jurisdiction, any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of any state of the United States that is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and that has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus or net assets, on a consolidated basis, of at least $50 million or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed reasonably necessary for the purpose, but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Shares or Preferred Shares, and, if after the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.
SECTION 22. ISSUANCE OF NEW RIGHT CERTIFICATES.
Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Close of Business on the Final Expiration Date, the Company (a) shall with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement in existence prior to the Distribution Date, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company and in existence prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any such Right Certificates if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

SECTION 23. REDEMPTION.
(a) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner (i) other than that specifically set forth in this Section 23 or in Section 24 hereof, or (ii) other than in connection with the purchase of Common Shares prior to the Distribution Date.
(b) The Board may, at its option, at any time prior to the earlier of (A) such time as any Person becomes an Acquiring Person, and (B) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (rounded up to the nearest whole $0.01 in the case of any holder whose holdings are not in a multiple of ten), appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Agreement Date (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the “current per-share market price,” as such term is defined in Section 11(d) hereof, of the Common Shares at the time of redemption), cash or any other form of consideration (or a mix of any of the foregoing) deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) hereof prior to the expiration or termination of the Company’s right of redemption under this Section 23(b).
(c) Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to Section 23(b) hereof or such earlier time as may be determined by the Board in the action ordering such redemption (although not earlier than the time of such action) (such time, the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such redemption has occurred); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights pursuant to Section 23(b) hereof, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, provided, however, that failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
(d) Notwithstanding Section 23(c) hereof, the Company may, at its option, discharge all of its obligations with respect to any redemption of the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent; and until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such discharge has occurred) and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company. In the event the Company elects to discharge all of its obligations with respect to any redemption of Rights by mailing payment of the Redemption Price to the registered holders of the Rights as set forth in the preceding sentence, the dollar amount sent to each such registered holder representing the full Redemption Price to which such registered holder is entitled shall be rounded up to the nearest whole cent.
SECTION 24. EXCHANGE.
(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Agreement Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the categories of Persons described in Section 1(c)(i)-(iv) hereof), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 hereof and may not be exchanged pursuant to this Section 24(a).
(b) Subject to Section 24(c), immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 24(a) hereof and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt written notice thereof to the Rights Agent) of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights. The Company may establish procedures to determine those Rights (and the Beneficial Owner or Owners thereof) that may not be exchanged pursuant to this Section 24 because such Rights have become void pursuant to the provisions of Section 11(a)(ii) hereof.
(c) In lieu of issuing Common Shares in accordance with Section 24(a) hereof, the Company may, if the Board determines that such action is necessary or appropriate and not contrary to the interests of the holders of Rights (other than Rights that have become null and void in accordance with Section 11(a)(ii)), elect to (and, in the event that there are not sufficient treasury shares and authorized but unissued Common Shares to permit any exchange of the Rights in accordance with Section 24(a) hereof, the Company shall) take all such action as may be necessary to authorize, issue or pay, upon the exchange of the Rights, cash, property, Common Shares, other securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable pursuant to Section 24(a) hereof, which aggregate value shall be determined based upon the advice of a nationally recognized investment banking firm selected by the Board. For purposes of the preceding sentence, the value of the Common Shares shall be determined pursuant to Section 11(d) hereof. Following the Distribution Date, the Board may suspend the exercisability of the Rights for a period of up to one-hundred twenty (120) days following the Distribution Date to the extent that the Board has not determined whether to exercise the right of exchange under this Section 24(c). In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended.
(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this Section 24(d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately after the date of the first public announcement by the Company that an exchange is to be effected pursuant to this Section 24.
(e) Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be effected at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, the Board may (i) in lieu of transferring cash, property, Common Shares, other securities or any combination thereof contemplated by this Section 24 to the Persons entitled thereto (the “Exchange Recipients”) in connection with the exchange, issue, transfer or deposit all such cash, property, Common Shares, other securities or any combination thereof (the “Exchange Property”) to or into a trust or other Person that is not controlled by the Company or any of its Affiliates or Associates to hold such Exchange Property for the benefit of the Exchange Recipients pursuant to an agreement in such form and on such terms as the Board shall approve (a “Trust Agreement”), (ii) permit such trust or other Person to exercise all of the rights that a stockholder of record would possess with respect to any Common Shares deposited in such trust or other Person and (iii) impose such procedures as it determines to be appropriate to verify that the Exchange Recipients are not Acquiring Persons or Affiliates or Associates of Acquiring Persons as of any time period or periods established by the Board. In such event, such trust or other Person shall use commercially reasonable efforts to distribute the Exchange Property (and any dividends or other distributions thereon following the date of deposit into such trust or with such other Person) to the Exchange Recipients as promptly as practicable after its receipt of such property, and the Exchange Recipients shall thereafter be entitled to receive the Exchange Property only from such trust or other Person in accordance with the terms and subject to the conditions set forth in the Trust Agreement. If the Board determines, before the Distribution Date, to effect an exchange in accordance with this Section 24, the Board may delay the occurrence of the Distribution Date to such time no later than twenty (20) calendar days after the Shares Acquisition Date as the Board determines to be advisable.
SECTION 25. NOTICE OF CERTAIN EVENTS.
In case the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any share exchange, consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole), to any other Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(m) hereof), (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to the Rights Agent and (to the extent practicable) each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purpose of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares or the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares or the Preferred Shares, whichever shall be the earlier. In case any event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.
SECTION 26. NOTICES.
Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made only if sent in a manner authorized by the Company in writing or if sent by overnight delivery source or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:
Tempest Therapeutics, Inc.
2000 Sierra Point Parkway, Suite 400
Brisbane, CA 94005
Attention: Chief Executive Officer

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if in writing and sent by overnight delivery source or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
Computershare Trust Company, N.A.
6200 S. Quebec St.
Greenwood Village, CO 80111
Attention: Carolyn Beer
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
SECTION 27. SUPPLEMENTS AND AMENDMENTS.
Subject to this Section 27, the Company may, and the Rights Agent shall, if directed by the Company, from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates or any other securities of the Company in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other changes which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company (provided that the Company has delivered to the Rights Agent a certificate from the Chief Executive Officer, the Chief Financial Officer or the General Counsel of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement) and the Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would (a) adversely affect the interests of the holders of Rights as such (other than holders of Rights that have become null and void in accordance with Section 11(a)(ii)), (b) cause this Agreement to be again subject to amendment or waiver other than in accordance with this sentence or (c) again cause the Rights to become subject to redemption. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Acquiring Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent and the Company. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.
SECTION 28. DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS, ETC.
The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company, or as may be necessary or advisable in the administration of this Agreement, including without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon. Notwithstanding anything herein to the contrary, in no event shall a determination of the Board that may adversely affect the rights of the Rights Agent under this Agreement be binding upon the Rights Agent without the express written consent of the Rights Agent, in its sole discretion.
SECTION 29. SUCCESSORS.
All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
SECTION 30. BENEFITS OF THIS AGREEMENT. .
Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of

Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
SECTION 31. SEVERABILITY.
If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (if earlier expired) and (without regard to whether earlier expired) shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board. Notwithstanding any other term of this Agreement, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, liabilities duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign upon 10 days’ prior written notice to the Company pursuant to the requirements of Section 26.
SECTION 32. GOVERNING LAW; FORUM SELECTION.
This Agreement, the Rights and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State. To the fullest extent permitted by law, any claim relating to or brought pursuant to this Agreement by any person (including any record or beneficial owner of Common Shares or Preferred Shares, any registered or beneficial owner of a Right, any Acquiring Person or the Rights Agent) shall be brought solely and exclusively in the Court of Chancery of the State of Delaware (or, if such court does not have jurisdiction, the Superior Court of the State of Delaware, or, if such other court does not have jurisdiction, the United States District Court for the District of Delaware).
SECTION 33. COUNTERPARTS.
This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.
SECTION 34. DESCRIPTIVE HEADINGS
Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
SECTION 35. FORCE MAJEURE
Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance or responsibility resulting from acts beyond its reasonable control including, without limitation, any act or provision or any present or future law or regulation or governmental authority, acts of God, epidemics, pandemics terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or military or civil unrest. The Rights Agent shall provide the Company notice as soon as practicable in the event that any such delay or failure in performance occurs and keep the Company apprised of material developments with respect thereto.
SECTION 36. INTERPRETIVE MATTERS
For purposes of this Agreement, each of the Company and the Rights Agent agrees that: (a) whenever the context requires, the singular number shall include the plural, and vice versa; (b) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if”; (c) where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning unless the context otherwise requires; (d) the word “or” shall be deemed to mean “or” unless the Company and the Rights Agent determines the context requires otherwise; (e) the meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders; and (f) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TEMPEST THERAPEUTICS, INC.		COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

By:	/s/ Stephen Brady	By:	/s/ Patrick Hayes
Name:	Stephen Brady	Name:	Patrick Hayes
Title:	Chief Executive Officer	Title:	Manager, Client Management

[Signature Page to Rights Agreement]

SCHEDULE A

(FEE SCHEDULE)

EXHIBIT A

FORM OF CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND
PRIVILEGES OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK OF
TEMPEST THERAPEUTICS, INC.
The undersigned, Stephen Brady, does hereby certify:
1. That he is duly elected and acting Chief Executive Officer of Tempest Therapeutics, Inc., a Delaware corporation (the “Corporation”).
2. That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation, as amended, of the said Corporation (the “Amended and Restated Certificate of Incorporation”), the said Board of Directors of the Corporation on October 10, 2023 adopted the following resolutions creating a series of 100,000 shares of Preferred Stock designated as Series A Junior Participating Preferred Stock:
“RESOLVED, that pursuant to the authority vested in the Board of Directors of the corporation by the Amended and Restated Certificate of Incorporation, the Board of Directors does hereby provide for the issue of a series of preferred stock of the Corporation (“Preferred Stock”) and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of such series of Preferred Stock as follows:
Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock.” The Series A Junior Participating Preferred Stock shall have a par value of $0.001 per share, and the number of shares constituting such series shall be 100,000.
Section 2. Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series A Participating Preferred Stock (i) declare any dividend on the common stock, par value $0.001 per share, of the Corporation (“Common Stock”) payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series A Junior Participating Preferred Stock.
Section 3. Dividends and Distributions.
(a) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock.
(b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).
(c) Dividends shall begin to accrue on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred

Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.
Section 4. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:
(a) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.
(b) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c) Except as required by law, the holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 5. Certain Restrictions.
(a) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Junior Participating Preferred Stock as required by Section 3 hereof.
(b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 3 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not
(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;
(ii) declare or pay dividends on, or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock;
(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.
Section 6. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein and in the Amended and Restated Certificate of Incorporation of the Corporation, as then amended.
Section 7. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received the greater of (a) $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and (b) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends on such shares of Series A Junior Participating Preferred Stock.
Section 8. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 9. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.
Section 10. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.
Section 11. Amendment. The Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a series.
Section 12. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.
RESOLVED FURTHER, that the President, Chief Executive Officer or Chief Financial Officer and the Secretary of this corporation be, and they hereby are, authorized and directed to prepare and file a Certificate of Designation of Rights, Preferences and Privileges in accordance with the foregoing resolution and the provisions of Delaware law and to take such actions as they may deem necessary or appropriate to carry out the intent of the foregoing resolution.”
I further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct of my own knowledge.
Executed at Brisbane, California on    , 2023.

Tempest Therapeutics, Inc.

By:
Stephen Brady
Chief Executive Officer

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS
DEFINED IN THE AGREEMENT) OR EARLIER IF
REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS
ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT
AND TO EXCHANGE ON THE TERMS SET FORTH
IN THE AGREEMENT.

Right Certificate

Tempest Therapeutics, Inc.
This certifies that [•], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of October 10, 2023 (the “Agreement”), between Tempest Therapeutics, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (and any successor rights agents, the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to the Final Expiration Date (as such term is defined in the Agreement), at the Rights Agent’s office designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Shares”), at a purchase price of $25.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 10, 2023, based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
From and after the time any Person becomes an Acquiring Person, any Rights beneficially owned by such Acquiring Person or an Associate or Affiliate of such Acquiring Person, or certain transferees thereof, shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights.
This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.
This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.001 per share.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of   , 2023.

Attest:		Tempest Therapeutics, Inc.

By:		By:
	Name:		Name:
	Title:		Title:
Countersigned:

Computershare Trust Company, N.A.

By:
Name:
Title:

Form of Reverse Side of Right Certificate
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED                 hereby sells, assigns and
transfers unto
(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and

appoint               Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:
Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Transfer Agent.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and are not issued with respect to a Derivative Position described in clause (iv) of the definition of Beneficial Owner (as such terms are defined in the Agreement).

Signature

Form of Reverse Side of Right Certificate – continued
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)
To: [•]
The undersigned hereby irrevocably elects to exercise           Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:
Please insert social security
or other identifying number

(PLEASE PRINT NAME AND ADDRESS)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(PLEASE PRINT NAME AND ADDRESS)

Dated:

Signature

Signature Guaranteed:
Signatures must be guaranteed by a member or participant in the Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s Transfer Agent.
The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and are not issued with respect to a Derivative Position described in clause (iv) of the definition of Beneficial Owner (as such terms are defined in the Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any Acquiring Person or Affiliate or Associate thereof and (3) the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Signature

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES
On October 10, 2023, the Board of Directors of TEMPEST THERAPEUTICS, INC., a Delaware corporation (the “Company”), declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share (the “Common Shares”), of the Company. The dividend is effective as of October 23, 2023 (the “Record Date”) with respect to the stockholders of record as of the close of business on that date. The Rights will also attach to new Common Shares issued after the Record Date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of the Company at a price of $25.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of October 10, 2023 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent (and any successor rights agent, the “Rights Agent”).
In general terms, the rights plan works by imposing a significant penalty upon any person or group that acquires beneficial ownership of 10% or more (15% in the case of passive institutional investors) of our outstanding Common Shares without the approval of our Board, or, in the case of any person or group that already beneficially owns 10% or 15%, as applicable, of the Common Shares as of the first announcement of the Rights dividend, that acquires one or more additional Common Shares after such first announcement. The Rights Agreement would not interfere with any merger or other business combination approved by our Board. For those interested in the specific terms of the Rights Agreement, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K dated October 11, 2023. A copy of the agreement is available free of charge from the Company upon request
DETACHMENT AND TRANSFER OF RIGHTS
Initially, the Rights will trade with, and will be inseparable from, the Common Shares. New Rights will accompany any new Common Shares issued after October 10, 2023 until the expiration, exchange or redemption of the Rights. The Rights will not be exercisable until the earlier to occur of (i) ten (10) calendar days after a public announcement that a person or group of affiliated or associated persons, has become an “Acquiring Person” (as such term is defined in the Rights Agreement) or (ii) ten (10) business days (or such later date as the Board may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer which would result in the beneficial ownership by an Acquiring Person of 10% (15% in the case of a passive institutional investor) or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”).
Until the Distribution Date, the Common Share certificates, or, in the case of uncertificated shares, notations in the book-entry account system, will evidence the Rights, and any transfer of Common Shares will constitute a transfer of Rights. After that date, the Rights will separate from the Common Shares and be evidenced by book-entry credits or by Right certificates that the Company will mail to all eligible holders of Common Shares. Any Rights held by an Acquiring Person are null and void and may not be exercised. In general, an “Acquiring Person” is a person, the affiliates or associates of such person, or a group, which has acquired Beneficial Ownership of 10% (15% in the case of a passive institutional investor) or more of the outstanding Common Shares. Beneficial Ownership of the Common Shares is generally determined consistent with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which determines Beneficial Ownership of securities under the federal securities laws, except that (i) any Common Shares beneficially owned by a third party with whom the Acquiring Person has any agreement, arrangement or understanding (whether or not in writing) (A) for the purpose of acquiring, holding or voting such Common Shares or (B) to cooperate in obtaining, changing or influencing control of the Company and (ii) certain synthetic interests in the Common Shares obtained using derivative instruments, such as swap arrangements that do not carry with them the right to control voting or disposition of the underlying securities, are in each case also considered Beneficial Ownership of the underlying Common Shares.
EXERCISABILITY OF RIGHTS
The Rights are not exercisable until the Distribution Date. The Rights will expire on October 10, 2024 unless the Rights Plan Agreement is extended by Stockholder Approval until October 10, 2026 (the “Final Expiration

Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below” to “The Rights will expire immediately following the Company’s 2025 Annual Meeting of Stockholders, or, if Stockholder Approval is obtained, October 10, 2026 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.
The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable or payable, upon exercise of the Rights are subject to anti-dilution adjustments from time to time. The number of outstanding Rights and the number of one one-thousandth of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares, or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.
TERMS OF PREFERRED SHARES
Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $0.001 per share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $1.00 per share, or an amount equal to the payment made on one Common Share, whichever is greater. Each Preferred Share will have the same voting power as one Common Share. If Common Shares are exchanged via merger, consolidation, or a similar transaction, each Preferred Share will entitle its holder to a per share payment equal to the payment made on one Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share. The Preferred Shares would rank junior to any other series of the Company’s preferred stock in the event such other preferred stock is issued by the Company.
TRIGGER OF FLIP-IN AND FLIP-OVER RIGHTS
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision may be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any affiliate or associate thereof (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of $50.00, based on the market price of the Common Shares prior to the acquisition.
In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold to an Acquiring Person, its affiliates or associates or certain other persons in which such persons have an interest, proper provision will be made so that each such holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company with a market value of $50.00, based on the market price of the acquiring company’s stock prior to such transaction.
REDEMPTION AND EXCHANGE OF RIGHTS
At any time prior to the earlier of (i) the time a person becomes an Acquiring Person and (ii) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). In general, the redemption of the Rights may be made effective at such time on such basis with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
At any time after any person becomes an Acquiring Person and prior to the acquisition by any person of 50% or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by an Acquiring Person or its affiliates or associates, which will have become void), in whole or in part, at an exchange ratio of one Common Share, or, under circumstances set forth in the Rights Agreement, cash, property or other securities of the Company, including fractions of a Preferred Share (or of a share of another class or series of the Company’s preferred stock), per Right (with a value equal to such Common Shares).
AMENDMENT OF RIGHTS
Prior to the Distribution Date, the Rights Agreement and the terms of the Rights generally may be supplemented or amended from time to time by the Company without the consent of the holders of the Rights. After the Distribution Date, the Rights Agreement may not be amended in any manner which would adversely affect the interests of the holders of the Rights (other than those of an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof).

Appendix B
ASSET PURCHASE AGREEMENT

by and between

Erigen LLC,

Factor Bioscience Inc.

and

Tempest Therapeutics, Inc.

dated as of November 19, 2025

B-i

B-ii

EXHIBITS

Exhibit A	Form of Bill of Sale and Assignment and Assumption Agreement
Exhibit B	Form of Employment Agreement
Exhibit C	Form of Amended and Restated License and Collaboration Agreement
Exhibit D	Form of Amended and Restated Master Services Agreement
Exhibit E	Form of Lock-Up Agreement
Exhibit F	Form of Commitment Letter

SCHEDULES

Schedule 1	Permitted Encumbrances
Schedule 2.1(c)	Specified Contracts
Schedule 2.2	Excluded Assets
Schedule 2.4	Excluded Liabilities

B-iii

ASSET PURCHASE AGREEMENT
This Asset Purchase Agreement (this “Agreement”) is being entered into as of November 19, 2025, by and between Erigen LLC, a Delaware limited liability company (“Erigen”), Factor Bioscience Inc., a Delaware corporation (“Factor” and, together with Erigen, “Sellers,” and each individually, a “Seller”), and Tempest Therapeutics, Inc., a Delaware corporation (“Purchaser”). Purchaser, Factor and Erigen may be referred to in this Agreement as, each, a “Party” and collectively, the “Parties”.
Recitals
A. The Parties wish to provide for the purchase and assumption by Purchaser of specified assets, and specified liabilities, held or controlled by the Sellers and certain of their Affiliates related to certain therapeutic programs, including ERI-2003, an autologous BCMA/CD19 dual-targeting CAR-T under development for the treatment of relapsed/refractory multiple myeloma and systemic lupus erythematosus, and to provide for certain related transactions, on the terms and subject to the conditions and other provisions set forth in this Agreement and in the Ancillary Agreements.
B. The Purchaser Board has (i) determined that the transactions contemplated by this Agreement are fair to and in the commercial interests of Purchaser, (ii) approved this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Purchaser vote to adopt this Agreement.
C. The board of managers of Erigen and the holders of all of the outstanding voting common units of Erigen have (i) determined that the transactions contemplated by this Agreement are fair to and in the commercial interests of Erigen and (ii) approved this Agreement and the Contemplated Transactions.
D. The board of directors of Factor has (i) determined that the transactions contemplated by this Agreement are fair to and in the commercial interests of Factor and (ii) approved this Agreement and the Contemplated Transactions.
E. Immediately prior to the Closing, Purchaser will declare a dividend to its stockholders as of a record date prior to Closing and issue to each such holder one warrant to purchase one share of Purchaser Common Stock for each share of Purchaser Common Stock held as of such record date pursuant to, and on the terms and subject to the conditions of, a warrant agreement in a form to be mutually agreed among the Parties.
F. In consideration of the acquisition of the Purchased Assets, at the Closing, Purchaser will issue to Erigen a number of shares of Purchaser Common Stock as consideration for the acquisition of the Purchased Assets.
G. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to Purchaser’s willingness to enter into this Agreement, Erigen is executing a lock-up agreement in substantially the form attached as Exhibit E (the “Lock-Up Agreement”).
H. Following the execution and delivery of this Agreement, the Parties intend that Purchaser will seek to raise aggregate gross proceeds of at least $5,000,000 pursuant to the Pre-Closing Financing.
I. Concurrently with the execution and delivery of this Agreement, Factor has executed a commitment letter in substantially the form attached as Exhibit F with, and in a form reasonably acceptable to, Purchaser, pursuant to which Factor has agreed to provide funding to Purchaser until the earlier of (i) the 18-month anniversary of the Closing Date or (ii) Purchaser has raised aggregate gross proceeds of at least $20,000,000 (inclusive of any amounts raised and received in the Pre-Closing Financing or otherwise after the date of this Agreement), on the terms and subject to the conditions and other provisions thereof (the “Commitment Letter”).
J. The Parties intend that (i) the acquisition by Purchaser of the Purchased Assets from Sellers, solely in exchange for the Closing Consideration, together with the Erigen Liquidation (as defined below), will be treated as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, (ii) this Agreement shall constitute and be adopted as a “plan of reorganization” for purposes of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and (iii) each of Purchaser and Seller shall be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

K. On or as soon as practicable after the Closing Date (and in any event within ten (10) Business Days of the Closing Date), Erigen shall distribute the Closing Consideration it receives hereunder to its equityholders in complete liquidation of Erigen in accordance with applicable Law, Section 368(a)(2)(G) of the Code and the Erigen Governing Documents, and shall thereafter promptly proceed with its dissolution and winding up (the “Erigen Liquidation”).
Therefore, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
Agreement
1.	DEFINITIONS
1.1 Defined Terms. For purposes of this Agreement:
“A&R License and Collaboration Agreement” means the Amended and Restated License and Collaboration Agreement, in the form attached hereto as Exhibit C.
“A&R Master Services Agreement” means the Amended and Restated Master Services Agreement, in the form attached hereto as Exhibit D.
“Acceptable Confidentiality Agreement” means a confidentiality agreement containing terms (a) not materially less restrictive in the aggregate to the counterparty thereto than the terms of the Confidentiality Agreement, except such confidentiality agreement need not contain any standstill provisions, and (b) do not prevent Purchaser from complying with its disclosure obligations to Sellers under Section 5.6.
“Acquisition Proposal” means, with respect to Purchaser, any offer, proposal, inquiry or indication of interest, whether or not in writing, (other than an offer, proposal, inquiry or indication of interest made or submitted by or on behalf of each Seller or any of its respective Affiliates) relating to any Acquisition Transaction with Purchaser.
“Acquisition Transaction” means any transaction or series of related transactions (other than any transaction in connection with the Pre-Closing Financing) involving:
(a) any merger, consolidation, dissolution, liquidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, spin-off, exchange offer or other similar transaction: (i) in which Purchaser or any of its Subsidiaries is a constituent entity; (ii) in which a Person or “group” (as defined in the Exchange Act) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 15% of the voting power of Purchaser or any of its Subsidiaries; (iii) in which Purchaser issues securities representing more than 15% of the voting power of Purchaser or any of its Subsidiaries; or (iv) any combination of the foregoing; or
(b) any sale, exclusive license, exchange, joint venture, acquisition, disposition or transfer of any business or businesses or assets that constitute or account for 15% or more of the consolidated book value or the fair market value of the assets of Purchaser or any of its Subsidiaries, taken as a whole.
“Action” means any claim, action, suit, inquiry, proceeding, audit or investigation by or before any Governmental Entity, or any other arbitration, mediation or similar proceeding.
“Adverse Recommendation Change” has the meaning provided in Section 5.5(b).
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of this definition, “control,” including the terms “controlled,” “controlled by” and “under common control with,” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a business entity, whether through the ownership of voting securities, by contract relating to voting rights, or otherwise or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a business entity (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity).
“Agreement” has the meaning provided in the Recitals.

“Ancillary Agreements” means the Bill of Sale and Assignment and Assumption Agreement, the Lock-Up Agreement, the Commitment Letter and any other agreement, document or certificate delivered in connection with this Agreement.
“Assumed Liabilities” has the meaning provided in Section 2.3.
“Authorizations” means Governmental Authorizations and Non-Governmental Authorizations.
“Bill of Sale and Assignment and Assumption Agreement” has the meaning provided in Section 2.6(c)(ii).
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in Brisbane, California or Cambridge, Massachusetts.
“Certifications” has the meaning provided in Section 4.5(a).
“Claim Notice” has the meaning provided in Section 8.1(b).
“Clinical Data” means data resulting from any non-clinical or pre-clinical study or clinical trial related to a Program conducted or sponsored by a Seller or any of its Affiliates, together with the applicable protocol for each such trial, as well as all associated site-related documentation, investigator brochures, institutional review board correspondence, and data monitoring committee minutes and documentation.
“Closing” has the meaning provided in Section 2.6(a).
“Closing Consideration” has the meaning provided in Section 2.6(b).
“Closing Date” has the meaning provided in Section 2.6(a).
“Code” means the Internal Revenue Code of 1986, as amended.
“Commitment Letter” has the meaning provided in the Recitals.
“Confidential Information” has the meaning provided in Section 5.8(b)(iii).
“Confidentiality Agreement” means the Confidentiality Agreement between Factor and Purchaser dated as of May 9, 2025.
“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).
“Contemplated Transactions” means the transactions and actions contemplated by this Agreement, including the Pre-Closing Financing, and the Ancillary Agreements.
“Contract” means any legally binding written or oral contract, agreement, instrument, note, bond, indenture, lease, or license to which the Person referred to is a party or by which any of its assets are bound.
“Control” or “Controlled” means with respect to any Intellectual Property, possession by a Person of the ability (whether by ownership, license or otherwise) to transfer ownership of, to grant access to, to grant use of, or to grant a license or a sublicense of or under, such Intellectual Property without violating the terms of any agreement or other arrangement with any Third Party.
“Controlling Party” has the meaning provided in Section 8.3(c).
“Costs” has the meaning provided in Section 5.14(a).
“D&O Indemnified Parties” has the meaning provided in Section 5.14(a).
“D&O Tail” has the meaning provided in Section 5.14(d).
“Determination Notice” has the meaning provided in Section 5.6(d).
“DEA” means the U.S. Drug Enforcement Administration, or any successor agency thereto in the U.S.
“Development” means pre-clinical and clinical drug development activities, including clinical trials, relating to the development of pharmaceutical compounds and submission of information to a Regulatory Authority for the purpose of obtaining regulatory approval of a product, and activities to develop manufacturing capabilities for a product, which includes, but is not limited to, optimization and pre-clinical activities, pharmacology studies, toxicology studies, formulation, manufacturing process development and scale-up (including bulk compound production), quality assurance and quality control, technical support, pharmacokinetic studies, clinical trials and regulatory affairs activities.
“Direct Claim” has the meaning provided in Section 8.3(d).
“Disclosing Party” has the meaning provided in Section 5.8(b)(iii).
“Employee Plan” means (a) an employee benefit plan within the meaning of Section 3(3) of ERISA whether or not subject to ERISA; (b) stock option plans, stock purchase plans, bonus (including annual bonus and retention bonus) or incentive plans, severance pay plans, programs or arrangements, deferred compensation arrangements or agreements, employment agreements, compensation plans, programs, agreements or arrangements, change in control plans, programs or arrangements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements, not described in (a) above; and (c) plans or arrangements providing compensation to employee and non-employee directors.
“Employment Agreement” has the meaning provided in Section 7.2(f).
“Encumbrance” means any charge, claim, mortgage, lien, pledge, security interest, easement, encroachment, right of first refusal or similar restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, transfer, receipt of income or exercise of any other attribute of ownership.
“End Date” has the meaning provided in Section 9.1(d).
“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.
“Environmental Laws” has the meaning provided in Section 3.18(d)(i).
“Environmental Permits” has the meaning provided in Section 3.18(d)(ii).
“Erigen” has the meaning provided in the Recitals.
“Erigen Governing Documents” means Erigen’s Certificate of Formation and Operating Agreement, in each case, as amended or restated from time to time.
“Erigen Liquidation” has the meaning provided in the Recitals.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Assets” has the meaning provided in Section 2.2.
“Excluded Liabilities” has the meaning provided in Section 2.4.
“Exploit” means develop, make, have made, manufacture, have manufactured, use, sell, have sold, offer for sale, import, market, promote, distribute, and commercialize.
“Factor” has the meaning provided in the Recitals.
“Factor Governing Documents” means Factor’s Certificate of Incorporation and Bylaws, in each case, as may be amended or restated from time to time.
“FDA” means the U.S. Food and Drug Administration, or any successor agency thereto in the U.S.
“Financing End Date” has the meaning provided in Section 9.1(h).
“Form S-1” has the meaning provided in Section 5.11(b).
“Fraud” means, with respect to any Party, an actual and intentional misrepresentation of a material fact in the making of the representations and warranties by such Party contained in Articles 3 (with respect to Sellers)

and 4 (with respect to Purchaser) of this Agreement, made with the intent to induce the other Party to enter into this Agreement, on which the other Party justifiably relied. For added clarity and avoidance of doubt, “Fraud” does not include constructive, negligent, reckless or equitable fraud.
“GAAP” means United States generally accepted accounting principles and practices as in effect on the date hereof.
“GDPR” has the meaning provided in Section 1.1.
“Governmental Authorizations” means all licenses, permits, certificates, clearances and other authorizations, consents, waivers and approvals issued by or obtained from a Governmental Entity that are required for or related to the Development, manufacture or commercialization of a particular product in a particular jurisdiction.
“Governmental Entity” means any federal, state, provincial, local, foreign or supranational (a) government; (b) court of competent jurisdiction; (c) governmental official agency, arbitrator, authority or instrumentality; (d) department, commission, board or bureau, including the United States Department of Health and Human Services; or (e) regulatory body, including the FDA and the DEA.
“Hazardous Substances” has the meaning provided in Section 3.18(d)(iii).
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as codified at 42 U.S.C. Sections 1320d through d-8, as amended.
“Immediate Family” means, with respect to any specified Person, grandparents, grandchildren and siblings, including adoptive relationships and relationships through marriage, or any other relative of such Person that shares such Person’s home.
“Inbound Licenses” has the meaning provided in Section 3.8(d).
“Indemnified Party” or “Indemnified Parties” has the meaning provided in Section 8.2(a).
“Indemnifying Party” has the meaning provided in Section 8.3(a).
“Information Privacy and Security Laws” means all applicable Laws to the extent concerning the privacy, data protection and/or security of Personal Data, including, where applicable HIPAA, and all regulations promulgated thereunder, state data privacy and breach notification laws, state social security number protection laws, any applicable Laws concerning requirements for website and mobile application privacy policies and practices, data or web scraping, call or electronic monitoring or recording or any outbound communications (including, outbound calling and text messaging, telemarketing, and e-mail marketing), the national laws implementing the Directive on Privacy and Electronic Communications (2002/58/EC) (as amended by Directive 2009/136), the California Consumer Privacy Act of 2018, the General Data Protection Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of Personal Data and on the free movement of such data (the “GDPR”), the Federal Trade Commission Act, the Gramm Leach Bliley Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Children’s Online Privacy Protection Act, state consumer protection laws, and the Payment Card Industry Data Security Standard.
“Intellectual Property” means (i) inventions (whether patentable or unpatentable and whether or not reduced to practice), improvements thereto, and patents, patent applications and patent disclosures, together with any reissuances, provisionals, divisionals, substitutions, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, and any similar or equivalent statutory rights with respect to the protection of inventions; (ii) Trademarks; (iii) copyrightable works, copyrights, and applications, registrations and renewals in connection therewith; (iv) mask works and applications, registrations and renewals in connection therewith; (v) copies and tangible embodiments and expressions (in whatever form or medium), all improvements and modifications and derivative works of any of the foregoing; (vi) trade secrets, including know-how, ideas, inventions, methods, formulae, models, methodologies, processes, technical data, specifications, research and development information, technology, product roadmaps, customer lists and any other information, in each case to the extent any of the foregoing derives economic value (actual or potential) from not being generally known to other Persons who can obtain economic value from its disclosure or use, excluding any copyrights or patents that may cover or protect any of the foregoing (“Know-How”); (vii) all other proprietary or intellectual property rights of any kind or nature; and (viii) all rights to sue at law or in equity for any past or future infringement or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom.
“Intended Tax Treatment” has the meaning provided in Section 6.6.
“Inventory” means all inventory related to the Programs, wherever located, including all quantities of active pharmaceutical ingredient, drug substance or drug product, finished goods, product samples, work in process, raw materials, packaging, clinical supplies used in the production of finished goods, and any retains, samples and references standards (including for impurities).
“Know-How” has the meaning provided in Section 1.1.
“Later Imposed Withholding” has the meaning provided in Section 6.4.
“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or Order of any Governmental Entity.
“Legal Proceeding” means any judicial, administrative or arbitral action, claim, litigation, charge, complaint, suit or other proceeding (public or private), whether at law or equity, by or before a Governmental Entity or arbitrator, including any administrative hearing or investigation.
“Liabilities” means all debts, liabilities, commitments and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, determined or determinable, liquidated or unliquidated, asserted or unasserted, known or unknown, whenever or however arising, including those arising under applicable Law or any Legal Proceeding or Order of a Governmental Entity and those arising under any Contract, regardless of whether such debt, liability, commitment or obligation would be required to be reflected on a balance sheet prepared in accordance with GAAP or disclosed in the notes thereto.
“Lock-Up Agreement” has the meaning provided in the Recitals.
“Losses” means Liabilities, damages, losses, expenses, costs, settlement payments, awards, judgments, fines or penalties, including reasonable attorneys’ fees and any amount payable as Taxes, excluding consequential (except to the extent reasonably foreseeable) and, except to the extent actually paid to a Third Party, incidental, special and punitive damages.
“Material Contracts” has the meaning provided in Section 3.12(a).
“Non-Controlling Party” has the meaning provided in Section 8.3(c).
“Non-Governmental Authorizations” means all licenses, permits, certificates and other authorizations, consents, waivers, and approvals that are required for or related to the Development, manufacture or commercialization of a particular product in a particular jurisdiction other than Governmental Authorizations.
“Novatim” means Novatim Immune Therapeutics (Zhejiang) Co., Ltd.
“Order” means any decree, order, judgment, writ, award, injunction, stipulation or consent of or by a Governmental Entity.
“Outbound Licenses” has the meaning provided in Section 3.8(c).
“Permits” means all permits, licenses, franchises, approvals, certificates, consents, waivers, exemptions, registrations or other authorizations issued to, or required to be obtained or maintained by, a Seller by a Governmental Entity exclusively with respect to the Program Operations or the ownership or use of the Purchased Assets, and all pending applications therefor and amendments, modifications and renewals thereof.
“Permitted Encumbrances” means: (a) statutory or common law liens for Taxes that are not yet delinquent; (b) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies and other like liens; and (c) any Encumbrances set forth on Schedule 1 attached hereto.

“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Entity, and including any successor, by merger or otherwise, of any of the foregoing.
“Personal Data” means any and all information about or related to an individual that can be used to identify the individual, including Protected Health Information as defined under HIPAA and “personal data” as defined under the GDPR. Personal Data includes (a) information in any form, including paper, electronic and other forms, (b) any information that enables a Person to contact the individual (such as information contained in a cookie or an electronic device fingerprint), (c) personal identifiers such as name, address, Social Security Number, date of birth, driver’s license number or state identification number, Taxpayer Identification Number and passport number, (d) credit or debit card numbers, account numbers, access codes, insurance policy numbers, (e) unique biometric data, such as fingerprint, retina or iris image, voice print or other unique physical representation and (f) individual medical or health information.
“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, in the case of any Straddle Period, the portion of such period beginning after the Closing Date.
“Pre-Closing Financing” means the purchase by investors of shares of Purchaser Common Stock with aggregate gross proceeds of at least $5,000,000, which shall be consummated during the Pre-Closing Period. It is understood and agreed that the Pre-Closing Financing shall have no impact on the Closing Consideration payable hereunder.
“Pre-Closing Period” has the meaning provided in Section 5.1.
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, in the case of any Straddle Period, the portion of such period through the end of the Closing Date.
“Program Books and Records” means all books, records, files, documents, information and correspondence of either Seller or its respective Affiliates (a) relating specifically to the Development or commercialization of the Programs, the Purchased Assets, or the Assumed Liabilities, (b) used or held for use in the Program Operations, or (c) generated in the conduct of the Programs, in each case to the extent owned, maintained, and in the possession or Control of Sellers or their Affiliates prior to or at the Closing Date.
“Program IP” means all Program Know-How and any and all other Intellectual Property in or to the Programs, in each case, that is Controlled by either Seller at the Closing Date, excluding, for the avoidance of doubt, any ownership interest and other Rights of Factor in and to the Intellectual Property licensed to Erigen under the A&R License and Collaboration Agreement.
“Program Know-How” means Know-How that is: (a) Controlled by either Seller at the Closing Date; and (b) directed to the Development or commercialization of the Programs.
“Program Material Adverse Effect” means any event, change, circumstance, occurrence, effect, result or state of facts that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect on (x) the Programs, Purchased Assets or Assumed Liabilities, taken as a whole, or the existing operations of Sellers to the extent related to the Purchased Assets or (y) the ability of Sellers to consummate the Contemplated Transactions or to perform their obligations hereunder; provided, however, that, Program Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect, result or state of facts to the extent resulting directly or indirectly from (and such changes shall not be taken into account when determining whether a Program Material Adverse Effect has occurred):
(a) any change arising directly or indirectly from or otherwise relating to fluctuations in the value of any currency or exchange rates;
(b) changes generally affecting the biotechnology industry, or the economy or the financial, credit or securities markets;
(c) any changes in, any required compliance with or required action taken for the purpose of complying with any Law, GAAP or other applicable accounting standards or the interpretations thereof;
(d) acts of God or other calamities (including wildfires), epidemic or pandemic, disease outbreak or other public health-related event, hurricane, tornado, flood, earthquake, tsunamis, tornadoes, mudslides, fires or other natural disaster or other force majeure event, or the escalation or worsening thereof;

(e) any changes after the date hereof in general political, geopolitical, regulatory or legislative conditions in the U.S or any other country or region of the world, including with respect to the imposition of, or adjustments to, tariffs, sanctions, import/export controls or other trade policies or restrictions;
(f) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; or
(g) any effect arising directly or indirectly from or otherwise relating to (i) any action taken or omitted to be taken by either Seller at the written direction of Purchaser or (ii) any other action required to be performed by either Seller under this Agreement or the Ancillary Agreements;
provided, further, that, any effect referred to in the foregoing clauses (a), (b), (c), (d), and (e) may be taken into account in determining whether there is, or would be reasonably expected to be, a Program Material Adverse Effect to the extent such effect disproportionately affects a Seller compared to the other companies operating in such Seller’s industry, in which case such effect may be taken into account in determining whether there is, or would be reasonably expected to be, a Program Material Adverse Effect.
“Program Operations” means the research, Development, manufacture, formulation, testing, use, and other exploitation of any Program as conducted by or on behalf of Sellers or their Affiliates, in each case at any time prior to the Closing Date (except as expressly provided elsewhere in this Agreement).
“Programs” means, collectively: the autologous BCMA/CD19 dual-targeting CAR T-cell therapy known as ERI-2003; the autologous CD70/CD70 dual-targeting CAR T-cell therapy known as ERI-2206; the allogeneic BCMA/CD19 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3003; and the allogeneic CD70/CD70 dual-targeting CAR T-cell therapy with a gene edit in the TRAC locus that inactivates the T cell receptor known as ERI-3206.
“Proxy Statement” has the meaning provided in Section 5.4(a).
“Purchased Assets” has the meaning provided in Section 2.1.
“Purchaser” has the meaning provided in the Recitals.
“Purchaser Board” means the board of directors of Purchaser.
“Purchaser Board Recommendation” has the meaning provided in Section 5.5(b).
“Purchaser Capital Stock” means the Purchaser Common Stock and the Purchaser Preferred Stock.
“Purchaser Change in Circumstance” means an event, change, effect, development, condition or occurrence (other than an Acquisition Proposal) that materially affects the business, assets or operations of Purchaser or any of its Subsidiaries that was not known by the Purchaser Board (or if known to the Purchaser Board, the consequences of which were not reasonably foreseeable by the Purchaser Board) as of or prior to the date of this Agreement.
“Purchaser Charter” means the Restated Certificate of Incorporation, as may be amended from time to time, of Purchaser.
“Purchaser Common Stock” means the Common Stock, par value $0.001 per share, of Purchaser.
“Purchaser Confidential Information” has the meaning provided in Section 5.8(b)(i).
“Purchaser Disclosure Schedules” has the meaning provided in Section 4.
“Purchaser Equity Plans” means Tempest Therapeutics, Inc. Amended and Restated 2019 Employee Stock Purchase Plan, Tempest Therapeutics, Inc. Amended and Restated 2023 Equity Incentive Plan, Tempest Therapeutics, Inc. Amended and Restated 2019 Equity Incentive Plan, and Tempest Therapeutics, Inc. 2017 Equity Incentive Plan.
“Purchaser Fundamental Representations” means the representations and warranties contained in Sections 4.1 (Organization), 4.2 (Authority), 4.3(a)(i) (No Conflict), 4.4 (Capitalization), 4.8 (Valid Issuance), 4.10 (Brokers) and 4.11 (Opinion of Financial Advisor).

“Purchaser Material Adverse Effect” shall mean any event, change, circumstance, occurrence, effect, result or state of facts that, individually or in the aggregate, has, or would reasonably be expected to have, a material adverse effect on (x) the assets, liabilities or existing business of Purchaser and its Subsidiaries, taken as a whole, or (y) the ability of Purchaser to consummate the Contemplated Transactions or to perform its obligations hereunder; provided, however, that, Purchaser Material Adverse Effect shall not include any event, change, circumstance, occurrence, effect, result or state of facts to the extent resulting directly or indirectly from (and such changes shall not be taken into account when determining whether a Purchaser Material Adverse Effect has occurred):
(a) any change arising directly or indirectly from or otherwise relating to fluctuations in the value of any currency or exchange rates;
(b) changes generally affecting the biotechnology industry, or the economy or the financial or securities markets;
(c) any changes in, any required compliance with or required action taken for the purpose of complying with any Law, GAAP or other applicable accounting standards or the interpretations thereof;
(d) acts of God or other calamities (including wildfires), epidemic or pandemic, disease outbreak or other public health-related event, hurricane, tornado, flood, earthquake, tsunamis, tornadoes, mudslides, fires or other natural disaster or other force majeure event, or the escalation or worsening thereof;
(e) any changes after the date hereof in general political, geopolitical, regulatory or legislative conditions in the U.S or any other country or region of the world, including with respect to the imposition of, or adjustments to, tariffs, sanctions, import/export controls or other trade policies or restrictions;
(f) any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates;
(g) any change, in and of itself, in the market price or trading volume of Purchaser’s securities, it being understood that any effect underlying such change may be taken into account in determining whether there is, or would be reasonably expected to be, a Purchaser Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso;
(h) any change in the cash position of Purchaser or any of its Subsidiaries;
(i) any effect arising directly or indirectly from or otherwise relating to (i) any action taken or omitted to be taken by Purchaser at the written direction of Sellers or (ii) any other action required to be performed by Purchaser under this Agreement or the Ancillary Agreements; or
(j) any effect directly or indirectly arising from or otherwise relating to the execution, delivery or entry into this Agreement or Ancillary Agreements (or the announcement of the Contemplated Transactions by any Party), including the terms of, or any failure to consummate, the Pre-Closing Financing;
provided, further, that, any effect referred to in the foregoing clauses (a), (b), (c), (d), and (e) may be taken into account in determining whether there is, or would be reasonably expected to be, a Purchaser Material Adverse Effect to the extent such effect disproportionately affects Purchaser compared to the other companies operating in Purchaser’s industry, in which case such effect may be taken into account in determining whether there is, or would be reasonably expected to be, a Purchaser Material Adverse Effect.
“Purchaser Option” means an option to purchase shares of Purchaser Common Stock granted by Purchaser pursuant to a Purchaser Equity Plan.
“Purchaser Permitted Purpose” has the meaning provided in Section 5.8(b)(ii).
“Purchaser Preferred Rights” has the meaning provided in Section 4.4(a).
“Purchaser Preferred Stock” means the Preferred Stock, $0.001 par value per share, of Purchaser.
“Purchaser SEC Documents” means all registration statements, proxy statements, Certifications and other statements, reports, schedules, forms and other documents filed by Purchaser with the SEC since January 1, 2023.

‘‘Purchaser Stockholder Matters” has the meaning provided in Section 5.5(a).
“Purchaser Tail Period” has the meaning provided in Section 9.2(b)(i).
“Purchaser Warrants” shall mean warrants exercisable for shares of Purchaser Common Stock in a form to be mutually agreed among the Parties, with an exercise price of $18.48 per share and a term of five years after the Closing.
“Receiving Party” has the meaning provided in Section 5.8(b)(iii).
“Reference Date” means November 17, 2025.
“Registrable Securities” has the meaning provided in Section 5.11(b).
“Registration Statement” has the meaning provided in Section 5.11(b).
“Regulatory Authority” means the FDA and any health regulatory authority in any country that is a counterpart to the FDA and holds responsibility for granting regulatory marketing approval for a product in such country, and any successor(s) thereto.
“Regulatory Materials” means all regulatory applications, submissions, reports and approvals (including all INDs and NDAs, and foreign counterparts thereof, and all Governmental Authorizations) required for or related to the Development, manufacture or commercialization of, and all correspondence with Regulatory Authorities relating to, any Program or any of the foregoing regulatory applications, submissions and approvals; and other material information relating to the pre-clinical and clinical studies relating to the Programs, including, but not limited to, meeting minutes and reports with respect to the Programs; to the extent in the possession of or controlled by, or held by or for, a Seller or its Affiliates.
“Related Party” with respect to any specified Person, means: (i) any Affiliate of such specified Person; (ii) any Person who serves as a director or executive officer of such specified Person; (iii) any Immediate Family member of a Person described in clause (ii); or (iv) any other Person who holds, individually or together with any Affiliate of such other Person and any member(s) of such Person’s Immediate Family, more than 5% of the outstanding voting equity or ownership interests of such specified Person.
“Release” has the meaning provided in Section 3.18(d)(iv).
“Representatives” means, with respect to any Person, the officers, directors, principals, employees, agents, auditors, advisors, bankers and other representatives of such Person.
“Required Purchaser Stockholder Vote” has the meaning provided in Section 4.7.
“Return” means any return, declaration, report, statement, information statement, claim for refund and other document filed or required to be filed (or provided to a payee) with a Governmental Entity with respect to Taxes, including any schedule or attachment thereto, and including any amendment thereof.
“Rights” means all claims, causes of action, rights of recovery and rights of set-off against any Person arising from or related to the Purchased Assets or the Assumed Liabilities, including: (i) all rights under any Specified Contract, including all rights to receive payment for products sold and services rendered thereunder, to receive goods and services thereunder, to assert claims and to take other rightful actions in respect of breaches, defaults and other violations thereof; (ii) all rights under or in respect of any Program IP, including all rights to sue and recover damages for past, present and future infringement, dilution, misappropriation, violation, unlawful imitation or breach thereof, and all rights of priority and protection of interests therein under the laws of any jurisdiction; and (iii) all rights under all guarantees, warranties and indemnities arising from or related to the Purchased Assets or the Assumed Liabilities.
“SEC” has the meaning provided in Section 5.11(b).
“Securities Act” means the Securities Act of 1933, as amended.
“Seller” and “Sellers” have the meanings provided in the Recitals.
“Seller Confidential Information” has the meaning provided in Section 5.8(b)(ii).
“Seller Disclosure Schedules” has the meaning provided in Section 3.

‘‘Seller Fundamental Representations” means the representations and warranties contained in Sections 3.1 (Organization and Qualification), 3.2 (Authority), 3.3(a)(i) (No Conflict), 3.4(a) and (b) (Title to Assets; Sufficiency of Assets), 3.8 (Intellectual Property) and 3.17 (Brokers).
“Seller Permitted Purpose” has the meaning provided in Section 5.8(b)(i).
“Seller Tax Liabilities” means (i) all Taxes of either Seller or its respective Affiliates (including, for the avoidance of doubt, Factor), or for which either Seller or any of its respective Affiliates (including, for the avoidance of doubt, Factor) is or are liable (including as a transferee or successor, or by contract or otherwise by operation of Law), for any taxable period (including any Tax of either Seller or such of its Affiliates that becomes a Liability of Purchaser under any common law doctrine of de facto merger or transferee or successor liability or otherwise by operation of contract or Law); (ii) any Taxes of another Person that either Seller or any of its Affiliates (including, for the avoidance of doubt, Factor) is liable (including under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or non-U.S. applicable Law) as a result of being a member of an affiliated, consolidated, combined or unitary group for Tax purposes on or before the Closing Date or any similar provision of state, local, or foreign applicable Law; (iii) any Taxes that arise out of the transactions contemplated by this Agreement (including withholding taxes imposed on payments under this Agreement and 50% of any Transfer Taxes pursuant to Section 6.1); (iv) any Taxes relating to the Excluded Assets or Excluded Liabilities for any taxable period; (v) all Taxes relating to the Purchased Assets or the Assumed Liabilities for any Pre-Closing Tax Period, including the portion of any Straddle Period ending on the Closing Date as determined by Section 6.3; and (vi) any Later Imposed Withholding.
“Sellers’ Knowledge” means, for any particular matter, the actual knowledge of Matt Angel or Christopher Rohde; provided, that with respect to the representations and warranties set forth in Sections 3.8(a) and (f), such individual shall have consulted with Sellers’ outside patent counsel with respect to the Intellectual Property matters addressed therein. With respect to such Intellectual Property matters addressed in the representations and warranties set forth in Sections 3.8(a) and (f), such individual’s having consulted with Sellers’ outside patent counsel does not require that such outside patent counsel conduct or have conducted, obtain or have obtained any freedom-to-operate opinions or similar written opinions of counsel; provided, that any such written opinions that have been obtained by such individual will not be excluded from the term “knowledge” as a result of this sentence.
“Specified Contracts” has the meaning provided in Section 2.1.
“Stockholders Meeting” has the meaning provided in Section 5.4(c).
“Straddle Period” means any taxable period beginning on or before the Closing Date and ending after the Closing Date.
“Subsidiary” means, with respect to a Person, an Entity that such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.
“Superior Offer” means an unsolicited bona fide written Acquisition Proposal (with all references to 15% in the definition of Acquisition Transaction being treated as references to greater than 50% for these purposes) that: (a) was not obtained or made as a result of a breach of (or in violation of) this Agreement; and (b) is on terms and conditions that the Purchaser Board determines in good faith, based on such matters that it deems relevant (including the likelihood of consummation thereof), and following consultation with its outside legal counsel and outside financial advisors, are more favorable to Purchaser’s stockholders than the terms of the Contemplated Transactions.
“Taxes” means (i) all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, registration, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, escheat, duties or any other taxes of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Entity in connection with any item described in clause (i), and (iii) any liability in respect of any items described in clauses (i) or (ii) payable by reason of Contract, assumption, transferee liability, operation of Law, or Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under Law).
“Termination Fee” has the meaning provided in Section 9.2(b)(i).
“Third Party” means any Person other than Purchaser, Sellers and their respective Affiliates.
“Third Party Claim” has the meaning provided in Section 8.3(a).
“Trademarks” means trademarks, trade names, corporate names, service marks, brand names, logos, trade dress, slogans, and other indicia of source or origin together with all translations, adaptations, derivations, and including all goodwill associated with the foregoing and all common-law rights thereto, as well as all applications, registrations and renewals in connection therewith.
“Transaction Expenses” means all costs, fees, Taxes and expenses incurred by or on behalf of Purchaser, or for which Purchaser is or may become liable, in connection with the Contemplated Transactions and the negotiation, preparation and execution of this Agreement and any other agreement, document, instrument, filing, certificate, schedule, exhibit, letter or other document prepared or executed in connection with the Contemplated Transactions, including (i) fees and expenses payable to financial advisors, investment bankers, legal counsel, accountants, brokers, consultants, Tax advisors, transfer agents, proxy solicitor and other advisors of Purchaser, (ii) fees paid to the SEC in connection with the filing of the Registration Statement and any amendments or supplements thereto and fees and expenses incurred in connection with the printing, mailing and distribution of the Proxy Statement and any amendments or supplements thereto, (iii) the D&O Tail and (iv) any Transaction Litigation.
“Transaction Litigation” has the meaning provided in Section 5.18.
“Transfer Taxes” has the meaning provided in Section 6.1.
“U.S.” means the United States of America.
“Willful and Material Breach” means a deliberate act or failure to act, with the actual knowledge that such act or failure to act results in or constitutes in and of itself a material breach of this Agreement, regardless of whether breaching this Agreement was the conscious object of the act or failure to act.
1.2 Construction.
(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. For purposes of this Agreement, where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning unless the context otherwise requires.
(b) As used in this Agreement, unless otherwise indicated, the words “include,” “includes” and “including” shall be deemed in each case to be followed by the words “without limitation. As used in this Agreement, unless otherwise indicated, the words “hereof,” “herein” and “hereunder” and words of like import shall refer to this Agreement as a whole and not to any particular provision of this Agreement. As used in this Agreement, unless otherwise indicated, the word “or” shall not be exclusive (i.e., “or” shall be deemed to mean “and/or”). As used in this Agreement, unless otherwise indicated, the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends and shall not simply mean “if.” The word “will” shall be construed to have the same meaning and effect as the word “shall.”
(c) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement.
(d) Unless otherwise indicated, all references herein to the subsidiaries of a Person shall be deemed to include all direct and indirect subsidiaries of such Person unless otherwise indicated or the context otherwise requires.
(e) References to “made available” mean that such documents or information referenced: (i) were delivered or provided to Sellers, Purchaser or their respective Representatives, as applicable, prior to the execution and delivery of this Agreement; (ii) were contained in Factor’s electronic data room maintained by

Box by no later than 5:00 p.m. Pacific Time as of three Business Days prior to the execution and delivery of this Agreement; (iii) were contained in Purchaser’s electronic data room by no later than 5:00 p.m. Pacific Time as of three Business Days prior to the execution and delivery of this Agreement; or (iv) were publicly available, without redactions, on the EDGAR website prior to the date of this Agreement.
(f) References to any specific Law or to any provision of any Law includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or promulgated thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific Law will be deemed to refer to such legislation or provision (and all rules, regulations and statutory instruments issued or promulgated thereunder or pursuant thereto) as of such date.
(g) References in this Agreement to “ordinary course” or “ordinary course of business” mean the ordinary course of operations of Sellers with respect to the Programs.
(h) References to “$” or “dollars” refer to United States dollars unless otherwise noted.
(i) References to days refer to calendar days unless otherwise specified.
(j) The table of contents and bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
2.	PURCHASE AND SALE
2.1 Purchase and Sale of Assets. Upon the terms and subject to the conditions of this Agreement, at the Closing, Sellers shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to Purchaser, and Purchaser shall purchase, all right, title and interest of Sellers as of the Closing in and to all of the assets primarily related to the Programs (other than, if applicable, the Excluded Assets), in each case, free and clear of any Encumbrances (other than Permitted Encumbrances) (collectively, the “Purchased Assets”), including:
(a) all Program IP together with (i) any and all goodwill symbolized thereby and associated therewith and (ii) any and all Rights to obtain renewals, reissues, reexaminations, supplemental examinations and certificates and extensions of registrations, exclusivities, or other legal protections directly related to Program IP;
(b) all Regulatory Materials;
(c) all Rights in, to, and under the Contracts set forth on Schedule 2.1(c), (the “Specified Contracts”);
(d) all of the Rights, interests and benefits accruing under Permits and Governmental Authorizations with respect to the Programs, and all pending applications therefor;
(e) all Program Books and Records; and
(f) all Rights and claims, credits, guaranties, warranties, indemnities, causes of action or rights of set-off, and other similar rights against third parties to the extent relating to the Purchased Assets or Assumed Liabilities.
To the extent permitted by applicable Law, title to the Purchased Assets which are capable of passing by delivery shall pass by delivery at the Closing.
2.2 Excluded Assets. Sellers and Purchaser expressly agree and acknowledge that Purchaser is not acquiring any Right, title, or interest in any assets of Sellers or their respective Affiliates that are not the Purchased Assets (the “Excluded Assets”), including:
(a) any Contract other than the Specified Contracts, including, for the avoidance of doubt, the Trademark License Agreement dated August 6, 2025 between Factor Bioscience LLC and Erigen;
(b) any asset of Sellers or their Affiliates identified on Schedule 2.2;
(c) any ownership interest and other Rights of Factor in and to the Intellectual Property licensed to Erigen under the A&R License and Collaboration Agreement;
(d) any Rights of Sellers, as applicable, under this Agreement and the Ancillary Agreements;

(e) any cash or cash equivalents held by Sellers;
(f) any shares of the capital stock or other securities of Sellers;
(g) any minute books, Erigen Governing Documents, Factor Governing Documents, or such other books and records of Sellers as it pertains to ownership, organization or existence of Sellers; and
(h) any leasehold interests or any biological or chemical materials, machinery, equipment, furniture, furnishings, fixtures, office, telecommunications, network, and information technology equipment, computers, and software or software as a service.
2.3 Assumed Liabilities. Subject to the terms and conditions set forth herein, effective at the Closing, Purchaser hereby assumes and agrees to pay, perform and discharge only: (a) the Liabilities of Seller under the Specified Contracts solely to the extent incurred based on events occurring after the Closing Date; and (b) any Liabilities for Taxes to the extent relating to the Purchased Assets for any Post-Closing Tax Period (collectively, the “Assumed Liabilities”). For the avoidance of doubt, the Assumed Liabilities shall not include any Liabilities set forth on Schedule 2.4.
2.4 Excluded Liabilities. The Parties acknowledge that Purchaser will not assume any Liabilities other than the Assumed Liabilities, and that Sellers and their Affiliates, will remain responsible for all such Liabilities of Sellers, or such Affiliate, as applicable, including for the avoidance of doubt:
(a) any Liabilities arising from or relating to, or any claim based upon, resulting from or arising out of, the ownership, use, sale or license of the Purchased Assets on or prior to the Closing Date;
(b) any Seller Tax Liabilities;
(c) any Liabilities related to any programs of Sellers or their Affiliates other than the Programs;
(d) any Liabilities with respect to any employees or other service providers of Sellers or their Affiliates;
(e) any Liabilities to the extent arising out of or relating to the Excluded Assets; and
(f) any Liabilities set forth on Schedule 2.4 (all such Liabilities contemplated by this Section 2.4, collectively, the “Excluded Liabilities”).
2.5 Consents and Waivers; Further Assurances.
(a) Prior to the Closing, Factor shall obtain, at no cost to Purchaser, such consents and waivers and to resolve the impediments to the sale, assignment, transfer or delivery contemplated by this Agreement or the Ancillary Agreements and obtain any other consents and waivers reasonably necessary to convey to Purchaser all of the Purchased Assets. To the extent any such consent cannot be obtained, Factor will, at no cost to Purchaser, exercise commercially reasonable efforts to provide an alternate arrangement reasonably satisfactory to Purchaser designed to provide to Purchaser the economic benefits intended to be assigned or transferred to Purchaser under the relevant Purchased Asset; provided, however, without limiting the generality of the foregoing, the beneficial interest in and to any such Purchased Asset, to the fullest extent permitted by the relevant Contract or Permit and applicable Law, will pass to Purchaser as of the Closing Date.
(b) From time to time, whether before, at or following the Closing, Sellers, as applicable, and Purchaser shall execute, acknowledge and deliver all such further conveyances, notices, assumptions and releases and such other instruments as reasonably necessary to convey the Purchased Assets to Purchaser pursuant to the terms of this Agreement, and shall take such further actions, as may be reasonably necessary or appropriate to assure fully to Purchaser all the Purchased Assets.
2.6 Closing.
(a) The sale and purchase of the Purchased Assets and the assumption of the Assumed Liabilities contemplated by this Agreement shall take place via electronic exchange of the required Closing documentation (the “Closing”), on the second (2nd) business day following the satisfaction or, to the extent permitted by applicable Law, waiver of all conditions to the obligations of the Parties set forth in Section 7 (other than such conditions as may, by their terms, only be satisfied or, to the extent permitted by applicable Law, waived at the Closing or on the Closing Date), or at such other place or at such other time or on such other date as Sellers and Purchaser mutually may agree in writing. The day on which the Closing takes place is referred to as the “Closing Date.”
(b) The aggregate consideration to be paid by Purchaser for the Purchased Assets shall be (i) 8,268,495 shares of Purchaser Common Stock (the “Closing Consideration”) and (ii) the assumption by Purchaser of the Assumed Liabilities. For the avoidance of doubt, no cash, notes, or other property that is not voting stock within the meaning of Section 368(a)(1)(C) of the Code shall be paid or delivered as consideration for the Purchased Assets.
(c) At the Closing, Purchaser shall:
(i) issue or cause to be issued to Erigen the Closing Consideration on behalf of both Sellers, the sufficiency of which is hereby acknowledged by each Seller;
(ii) deliver or cause to be delivered a counterpart to a bill of sale and assignment and assumption agreement for the Purchased Assets and Assumed Liabilities, in the form of Exhibit A (the “Bill of Sale and Assignment and Assumption Agreement”), duly executed by Purchaser; and
(iii) deliver or cause to be delivered a certificate certifying the resolutions of the Purchaser Board authorizing the Contemplated Transactions, duly executed by an authorized officer of Purchaser.
(d) At the Closing, Sellers shall deliver or cause to be delivered to Purchaser:
(i) a duly executed counterpart of the Bill of Sale and Assignment and Assumption Agreement;
(ii) a duly and fully executed copy of the A&R License and Collaboration Agreement;
(iii) a duly and fully executed copy of the A&R Master Services Agreement;
(iv) a certificate certifying (i) the resolutions of the board of managers of Erigen authorizing the Contemplated Transactions, duly executed by an authorized officer of Erigen and (ii) the resolutions of the board of directors of Factor authorizing the Contemplated Transactions, duly executed by an authorized officer of Factor; and
(v) an IRS Form W-9, duly executed by Erigen.
2.7 Delivery of Purchased Assets. Sellers and Purchaser agree that any technology included in the Purchased Assets and any other Purchased Assets that can be transmitted to Purchaser by electronic transmission shall be delivered to Purchaser by secure electronic transmission at the Closing and shall not be delivered to Purchaser on any tangible medium.
3.	REPRESENTATIONS AND WARRANTIES OF SELLERS
Except as set forth in the corresponding sections or subsections of the Disclosure Schedules attached hereto (collectively, the “Seller Disclosure Schedules”), each Seller hereby represents and warrants to Purchaser as follows:
3.1 Organization and Qualification. Erigen is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. Factor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. Erigen is duly qualified or licensed as a foreign company and Factor is duly qualified or licensed as a foreign corporation, in each case, to transact business and is in good standing in each jurisdiction where the ownership or operation of the Purchased Assets makes such qualification or licensure necessary, except where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Program Material Adverse Effect.
3.2 Authority. Each Seller has full company power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it will be a party, to perform its obligations hereunder and thereunder and to consummate the Contemplated Transactions. The execution, delivery and performance by each Seller of this

Agreement and each of the Ancillary Agreements to which it will be a party and the consummation by Sellers of the Contemplated Transactions have been duly and validly authorized by all necessary company action. This Agreement has been, and upon their execution each of the Ancillary Agreements to which the Sellers will be a party will have been, duly executed and delivered by Sellers and, assuming due execution and delivery by each of the other parties hereto and thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which a Seller will be a party will constitute, the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity, and governing specific performance, injunctive relief and other equitable remedies.
3.3 No Conflict; Required Filings and Consents.
(a) The execution and delivery of this Agreement and the Ancillary Agreements does not, and the consummation of the Contemplated Transactions, will not, conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to any payment obligation, consent or notice right, or a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under, (i) any provision of the Erigen Governing Documents or the Factor Governing Documents, (ii) any Specified Contract, or (iii) any Law or Order applicable to the Purchased Assets or Sellers’ operations thereof, except, with respect to clause (iii), as has not had and would not reasonably be expected to be material to the Programs. The execution and delivery of this Agreement and the Ancillary Agreements does not, and the consummation of the Contemplated Transactions will not result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on the Purchased Assets. There are no notices, consents, waivers or approvals of any Third Parties required in order for Sellers to consummate the Contemplated Transactions, other than those that have been obtained on or prior to the date hereof.
(b) Assuming the representations and warranties of Purchaser in this Agreement are true and correct, neither Seller nor any Affiliate is required to file or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Entity (i) in connection with the execution, delivery and performance by Sellers of this Agreement and each of the Ancillary Agreements to which the applicable Seller will be a party or the consummation of the Contemplated Transactions or (ii) in order to prevent the termination by such Governmental Entity of any right, privilege, license or qualification of or affecting the Purchased Assets upon the consummation of the Contemplated Transactions.
3.4 Title to Assets; Sufficiency of Assets.
(a) Sellers have good and valid title to the tangible Purchased Assets, free and clear of any Encumbrance (other than Permitted Encumbrances). The delivery to Purchaser of the Bill of Sale and Assignment and Assumption Agreement and other instruments of assignment, conveyance and transfer pursuant to this Agreement and the Ancillary Agreements will transfer to Purchaser good and valid title to or a valid leasehold interest in all of the Purchased Assets, free and clear of any Encumbrance other than Permitted Encumbrances.
(b) The Purchased Assets are sufficient for the Development of the Programs and the continued conduct of the Program Operations by Purchaser immediately after the Closing Date, each in substantially the same manner as currently contemplated to be conducted by Sellers. The Purchased Assets constitute all of the rights, property and assets Controlled by either Seller and necessary to conduct the Program Operations as currently contemplated to be conducted by Sellers.
(c) Except as set forth in Section 3.4(c) of the Seller Disclosure Schedules, Sellers do not own or lease any material real property related to, used or held for use in connection with the Purchased Assets.
(d) Except as set forth in Section 3.4(d) of the Seller Disclosure Schedules, Sellers do not own or lease any material personal property related to, used or held for use in connection with the Purchased Assets.
3.5 Compliance with Law; Permits.
(a) Sellers and their Affiliates are and, in the three years preceding the date of this Agreement, have been in compliance in all material respects with all Laws applicable to the ownership or use of the Purchased Assets. Neither Sellers nor, to Sellers’ Knowledge, any of either of its executive officers has received during the past three years preceding the date of this Agreement, nor, to the Sellers’ Knowledge, is there any basis for, (i) any written notice, order or Action from any Governmental Entity or (ii) notice of any Legal Proceeding from any

Person, alleging that either Seller or any of its Affiliates is not in compliance in all material respects with any such Laws, nor have Sellers received in the last three years preceding the date of this Agreement any written notice of any Legal Proceeding alleging any failure to comply with any such Laws. To Sellers’ Knowledge, Sellers are not currently under investigation, audit or review by any Governmental Entity with respect to any alleged material violation of any such applicable Law. With respect to the ownership or use of the Purchased Assets, Sellers and, to Sellers’ Knowledge, each of their managers, directors and officers have not been excluded from, debarred, suspended, restricted or otherwise rendered ineligible for participation in any government healthcare program and are not currently listed on the General Services Administration published list of parties excluded from federal procurement programs and non-procurement programs.
(b) There is no pending or, to Sellers’ Knowledge, threatened investigation by, any Governmental Entity alleging that any Seller or its Affiliates is not in compliance in all material respects with any Laws applicable to the ownership or use of the Purchased Assets.
(c) Sellers are in possession of all Permits, if any, necessary to own, lease and use the Purchased Assets in all material respects as currently conducted. Each Seller is and has been, for the past three years, in compliance in all material respects with all such material Permits. As of the date of this Agreement, no suspension, cancellation, modification, revocation or nonrenewal of any such material Permit is pending or, to Sellers’ Knowledge, threatened.
3.6 Absence of Changes. Except as set forth on Section 3.6 of the Seller Disclosure Schedule, since January 1, 2025, (a) Sellers have conducted the Program Operations in the ordinary course of business, (b) there has not been any change, event or development or prospective change, event or development that, individually or in the aggregate, has had or is reasonably likely to have a Program Material Adverse Effect, and (c) Sellers have not undertaken any action that would require consent of Purchaser pursuant to Section 5.1.
3.7 Litigation. There are no, and in the past three years there have not been any (a) Legal Proceedings or (b) investigations by any Governmental Entity pending (or, to Sellers’ Knowledge, threatened in writing) against Sellers, any current or former director or officer of Sellers or, to Sellers’ Knowledge, against any employee or service provider of any Seller in such individual’s capacity as such, in each case (i) that are, or would reasonably be expected to be, individually or in the aggregate, material to Sellers, the Programs or the Purchased Assets or (ii) in any way affecting or arising out of the operation of the Programs or involving any of the Purchased Assets. There is no Action pending or, to Sellers’ Knowledge, threatened seeking to prevent, hinder, modify, delay or challenge the Contemplated Transactions. There is, and in the last three years has been, no outstanding Order, writ, judgment, injunction, decree, determination or award of, or pending or, to Sellers’ Knowledge, threatened investigation by, any Governmental Entity relating to the Purchased Assets or the Program Operations, the ownership or operation thereof or the Contemplated Transactions. Except as set forth in Section 3.7 of the Seller Disclosure Schedules, there is no Action by Sellers pending, or which any Seller intends to initiate, against any other Person in connection with the Purchased Assets.
3.8 Intellectual Property.
(a) Factor is the sole and exclusive owner of all rights, title and interest in and to the Intellectual Property that is licensed to Erigen under the A&R License and Collaboration Agreement, free and clear of all Encumbrances other than Permitted Encumbrances. Except as set forth in Section 3.8(a)(ii) of the Seller Disclosure Schedules, Erigen is the sole and exclusive licensee pursuant to valid and enforceable written licenses, sublicenses or agreements of any licensed Program IP (including, for the avoidance of doubt, under the Exclusive License and Collaboration Agreement dated July 18, 2025 between Novatim and Erigen), free and clear of all Encumbrances other than Permitted Encumbrances. The Program IP constitutes (i) all the Intellectual Property Controlled or otherwise owned by Sellers that is currently or presently proposed to be used or held for use with respect to the Programs and (ii) except as set forth in Section 3.8(f) of the Seller Disclosure Schedules, to Seller’s Knowledge, all Intellectual Property otherwise required for the conduct of business as currently proposed to be conducted with respect to the Programs. Neither Sellers nor any of their Affiliates has transferred ownership of, or granted any exclusive license of, or exclusive right to use, or authorized the retention of any exclusive rights to use or joint ownership of any Program IP to any other Person. Section 3.8(a)(i) of the Seller Disclosure Schedules lists all in-licensed Program IP, respectively, that is exclusively licensed to Erigen or any of its Affiliates that is registered or for which an application for registration has been submitted to any Governmental Entity along with (i) the name of the applicant or registrant and current owner; (ii) the jurisdiction of the application or registration; (iii) the application or registration number; and (iv) the filing date or issuance or registration date.
(b) Neither Seller nor any Affiliate has received any written communication from any Person challenging or threatening to challenge, nor is Factor or Erigen or any Affiliate a party to any pending and served proceeding or, to Sellers’ Knowledge, pending but not served proceeding or threatened proceeding, in which any Person is (i) contesting the right of Erigen to use, exercise, sell, license, transfer or dispose of any Program IP, or (ii) except as set forth in Section 3.8(b)(ii) of the Seller Disclosure Schedules, challenging the ownership, inventorship, registrability, validity or enforceability of any Program IP. Neither Seller nor any Affiliate is subject to any outstanding order, judgment, decree, stipulation, or settlement agreement restricting in any manner the licensing, assignment, transfer, use or conveyance of the Program IP by Erigen.
(c) Section 3.8(c) of the Seller Disclosure Schedules lists all licenses, sublicenses and other agreements to which Seller is a party and pursuant to which any Third Party is granted (i) any right to make, have made, use, sell, have sold, offer for sale, import or otherwise distribute any product derived from the Programs, or to otherwise Exploit any Program IP, (ii) any covenant not to assert or to sue or other immunity from suit under or any other rights to, any Program IP, (iii) any ownership right or title, whether actual or contingent, to any Program IP, or (iv) any option or right of first refusal relating to any Program IP (collectively, “Outbound Licenses”).
(d) Section 3.8(d) of the Seller Disclosure Schedules lists all licenses, sublicenses and other agreements to which Seller is a party and pursuant to which any Third Party grants to Seller (i) any right to make, have made, use, sell, have sold, offer for sale, import or otherwise distribute any product derived from the Programs, or to otherwise Exploit any Program IP, (ii) any covenant not to assert or sue or other immunity from suit under or any other rights to, any Intellectual Property claiming or covering the manufacture, use, sale, offer for sale, or import of the Program or any other Program IP, (iii) any ownership right or title, whether actual or contingent, to any Intellectual Property claiming or covering the manufacture, use, sale, offer for sale, or import of any product derived from the Programs, or any other Program IP, or (iv) an option or right of first refusal relating to any Intellectual Property claiming or covering the manufacture, use, sale, offer for sale, or import of any product derived from the Programs, or any other Program IP (collectively, “Inbound Licenses”).
(e) There are no rights to Intellectual Property, and there is no Know-How Controlled by either Seller or its respective Affiliates, that are necessary to the Program Operations, other than the Program IP. All previously due fees associated with maintaining any Program IP for which any Seller or any of its Affiliates is responsible for filing, prosecution or maintenance have been paid in full in a timely manner to the proper Governmental Entity. Upon the date of this Agreement and the Closing, all of the Program IP shall be available for use by Purchaser on terms and conditions identical to those under which Erigen owned or used the Program IP immediately prior to the date hereof or Closing, respectively. No Program IP is subject to any outstanding consent or Order restricting the use thereof.
(f) To Sellers’ Knowledge, neither Sellers’ nor their Affiliates’ practice of any Program IP has infringed, misappropriated, or otherwise violated any Intellectual Property rights of any Person. Except as set forth in Section 3.8(f) of the Seller Disclosure Schedules, to Sellers’ Knowledge, the presently proposed practice of any Program IP does not infringe or misappropriate any Intellectual Property rights of any Person. Neither Seller nor any Affiliate has received any written communication (i) alleging that the conduct of business or the practice of any Program or Program IP infringes or misappropriates the Intellectual Property rights of any Person, including via an unsolicited offer to take a license under the Intellectual Property rights of any Person, or (ii) notifying such Seller or its applicable Affiliate that the practice of any Program or Program IP requires a license to any Person’s Intellectual Property.
(g) Neither Seller nor any Affiliate has brought any Legal Proceeding alleging: (i) infringement or misappropriation of any Program IP, and, except as set forth in Section 3.8(g) of the Seller Disclosure Schedules, to Sellers’ Knowledge, there does not exist any fact which could reasonably form the basis for such Seller or its Affiliate to bring any Legal Proceeding alleging infringement or misappropriation of any Program IP; or (ii) breach of any Outbound License.
(h) Neither the execution, delivery or performance of this Agreement or the Ancillary Agreements, nor the consummation of the Contemplated Transactions will (i) result in or give any other Person the right to cause a loss of, or Encumbrance, or material restriction on any Program IP; (ii) constitute a breach of any Inbound Licenses or Outbound Licenses; (iii) result in the grant, assignment or transfer to any other Person of any license or other rights or interests under any Program IP; or (iv) cause, or give rise to a right to cause, any material modification, cancellation, termination, suspension of, or acceleration of any Inbound License or Outbound License or any payment with respect thereto.
(i) Each Seller and their Affiliates has taken all commercially reasonable measures to protect the secrecy, confidentiality, and value of all Program Know-How that constitutes trade secrets under applicable Laws (including requiring all employees, consultants, and independent contractors to execute agreements requiring all such employees, consultants, and independent contractors to maintain the confidentiality of such Program Know-How). To Sellers’ Knowledge, no Program Know-How has been used by, or disclosed to, any Third Party, except pursuant to and in compliance with customary confidentiality agreements, and there has not been a breach of any such confidentiality agreement by any party thereto.
(j) Except as otherwise set forth in Section 3.8(j) of the Seller Disclosure Schedules, each current or former employee, consultant, independent contractor or other agent of Sellers or their Affiliates or, to Sellers’ Knowledge, Novatim, that has at any time contributed to the invention, creation, conception, development, or maintenance of any Program IP has executed a valid and binding written agreement (i) expressly and presently assigning to Factor, Erigen or Novatim, as applicable, all rights, title and interest in and to any Program IP invented, created, conceived, developed, conceived or reduced to practice during the term of such employee’s employment or such consultant’s or independent contractor’s work related to the Program IP; and (ii) requiring each such employee, consultant, independent contractor or other agent to protect and preserve all confidential Program IP, including all Program Know-How.
(k) Neither Sellers nor any of their Affiliates has (i) received any funding from any Governmental Entity, university, college or other educational or non-profit institution or research center in connection with the creation or development of the Program IP, or (ii) used any facilities of a university, college, or other educational institution or research center in the creation or development of the Program IP. No current or former employee of Sellers (or any Affiliate) who was in any way involved in (or has in any way contributed to) the creation or development of the Program IP has performed services for any Governmental Entity, university, college or other educational or non-profit institution or research center during a period of time during which such employee was also performing services for Sellers that would result in any adverse claim or right relating to the Program IP. No Governmental Entity, university, college or other educational or non-profit institution or research center has any claim of right to ownership of or other liens, claims or interests with respect to the Program IP owned or purported to be owned by Erigen or, to Sellers’ Knowledge, otherwise Controlled by Erigen, other than Permitted Encumbrances.
(l) Except as otherwise set forth in Section 3.8(l) of the Seller Disclosure Schedule, Erigen has the exclusive right to use all data generated in the course of, or as a result of, any clinical trial or other testing in humans conducted by or on behalf of Seller in respect of any of the Programs, except for (i) non-exclusive research licenses granted in the ordinary course of business to a Third Party university or institution that generated such data for non-commercial, medical and academic purposes, or to Third Party service providers or vendors solely to enable the performance of services on Seller’s behalf, or (ii) data that constitutes or is included in the medical records of any individual.
3.9 Regulatory Compliance.
(a) During the past three years, Sellers and each applicable Affiliate has complied in all material respects with all applicable Information Privacy and Security Laws as it pertains to Clinical Data or the Regulatory Materials. Neither Sellers nor any of their Affiliates has received any written communication alleging any violation of applicable Information Privacy and Security Laws pertaining to the privacy and security of protected health information within the Clinical Data or the Regulatory Materials.
(b) All Authorizations required by applicable Laws for Sellers to conduct the Programs as currently conducted are current and in full force and effect. Sellers have made available to Purchaser true and complete copies of all material governmental correspondence (including copies of official notices, citations or decisions) in the files of Sellers relating to such Authorizations. Sellers have made available to Purchaser true and complete copies of all Regulatory Materials and any other material governmental correspondence in the files of Sellers or their Affiliates (including copies of official notices, citations or decisions).

(c) Section 3.9(c) the Disclosure Schedules sets forth a true, correct and complete list, with respect to the Programs, of: (i) each third party contract research organization (or its agents) or other provider of services (or its agents) engaged by or on behalf of Sellers to perform pre-clinical or clinical studies; and (ii) each supplier (or its agents) of material components and products engaged by or on behalf of Sellers.
(d) To the Sellers’ Knowledge, the conduct of the Program Operations is in compliance in all material respects with all applicable Information Privacy and Security Laws. To Sellers’ Knowledge, none of Sellers or any Affiliates, nor any of their respective owners, shareholders, partners, members, officers, directors, managers, employees or independent contractors, is under investigation by any Governmental Entity for a violation of any Information Privacy and Security Law with respect to the Programs, Clinical Data or the Regulatory Materials. To Sellers’ Knowledge, Sellers have not, in the past three years, (i) had a Breach of Unsecured Protected Health Information, as such terms are defined at 45 C.F.R. § 164.402, (ii) experienced an information security or privacy breach event that would require notification to an individual or Governmental Entity under comparable state Information Security and Privacy Laws, or (iii) received any written notices or complaints from any Person with respect to each of the foregoing.
(e) Each Seller is in compliance in all material respects with all healthcare Law to the extent applicable to the Program Operations, including any and all applicable fraud and abuse laws, including the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.) and the regulations promulgated pursuant to such statutes. Neither Sellers nor any of their Affiliates, nor any officer, director, manager, employee or other Representative of Sellers or any of their Affiliates, has made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority with respect to the Programs, failed to disclose a material fact required to be disclosed to any Regulatory Authority or any other Governmental Entity with respect to the Programs, or committed an act, made a statement, or failed to make a statement with respect to the Programs, including with respect to any scientific data or information, that, at the time such disclosure was made or failure to disclose occurred, would reasonably be expected to provide a basis for any Regulatory Authority or any other Governmental Entity to invoke the FDA policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991), or any similar policy.
(f) With respect to the ownership or use of the Purchased Assets, neither of the Sellers, nor any of their managers, directors, officers, or employees is currently, and at all times during the past three years they have not: (i) been a party to any corporate integrity agreements, monitoring agreements, consent decrees, Orders, or similar agreements with or imposed by any Governmental Entity in connection with any violation of healthcare Laws, nor is in the process of making, or evaluating a set of circumstances that may reasonably give rise to the making of, a voluntary disclosure pursuant to a government self-disclosure protocol or otherwise, or has been subject to any reporting obligations pursuant to any settlement agreement, or similar arrangement, with any Governmental Entity; (ii) been assessed a civil money penalty under Section 1128A of the Social Security Act or any regulations promulgated thereunder or any other fine or penalty by any other Governmental Entity in connection with the violation of any healthcare Laws; (iii) been charged with, convicted of or entered a plea of guilty or nolo contendere to any criminal or civil offense relating to the delivery of any item or service under a government program or any other violation of healthcare Laws; (iv) to Sellers’ Knowledge, been a party or subject to any Action (including any qui tam action) alleging any violation of healthcare Laws; or (v) to Sellers’ Knowledge, received notice from any Governmental Entity (including any search warrant, subpoena, civil investigative demand or contact letter) that alleges any noncompliance with, or states that it is under investigation or inquiry with respect to, any healthcare Law that has not been resolved with no fine, penalty or liability or other finding of fault or admission of guilt by Seller or any Seller Affiliate.
3.10 Pre-Clinical and Clinical Trials. All pre-clinical and clinical trials relating to a Program conducted or sponsored by Seller or any of its Affiliates or, to Sellers’ Knowledge, Novatim are and were conducted in all material respects in compliance with all Laws and Authorizations applicable to such studies and trials, including the FDCA. Any human clinical trials conducted or sponsored by Seller or any of its Affiliates or, to Sellers’ Knowledge, Novatim that are intended to be submitted to Governmental Entities to support regulatory approval of the Programs have been and are being conducted in compliance in all material respects with applicable good clinical practice regulations and guidance, and all applicable Laws relating to protection of human subjects. Neither Sellers nor any of their Affiliates has received any written notices or correspondence from any Regulatory Authority requiring or threatening the termination, suspension or material modification of any pre-clinical or clinical trial relating to a

Program. Neither Seller nor any Affiliate has received any written communication from any Person threatening any claim or lawsuit against Seller or any Affiliate arising from the administration of the Program to any Person in the course of any clinical trial conducted with respect to the Programs.
3.11 Taxes.
(a) Each Seller has paid all income Taxes and other material Taxes required to be paid by it related to the Purchased Assets (whether or not reported on any Tax Return).
(b) Each Seller has filed all income Tax returns and other material Tax returns that are required to be filed by it (taking into account any extensions of time to file) with respect to the Purchased Assets, and all such tax returns are true, correct and complete in all material respects and were prepared in material compliance with all applicable Law. Neither Factor nor Erigen is (nor has it been) the subject of, or otherwise involved with, any audit, litigation, examination or other proceeding conducted by any Governmental Entity with respect to any Taxes or Returns of Factor or Erigen, and no proposed adjustment, audit or administrative or judicial proceeding is pending or threatened in writing involving any Tax or Return of Factor or Erigen.
(c) Neither Factor nor Erigen (i) has waived any statute of limitations or agreed to any extension of time, in either case, with respect to an assessment or deficiency for a material amount of Taxes with respect to any Purchased Asset, which waiver or agreement will be in effect following the Closing and (ii) is liable for any material amount under any escheat or abandoned or unclaimed property Law.
(d) No written claim has ever been made by a Governmental Entity in a jurisdiction where either Seller does not file Returns or pay Taxes with respect to the Purchased Assets that Seller is, or may be, subject to taxation by such jurisdiction with respect to any of the Purchased Assets.
(e) None of the Assumed Liabilities is or includes (i) an obligation under any record retention, transfer pricing, closing, or other agreement or arrangement with any Governmental Entity that will impose any liability on Purchaser after the Closing or (ii) an obligation to pay the Taxes of any Person as a transferee or successor, by contract or otherwise, including an obligation under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law).
(f) There are no Encumbrances for Taxes (other than Encumbrances described in clause (a) of the definition of “Permitted Encumbrances”) upon any of the Purchased Assets, and none of the Purchased Assets is stock, a partnership interest or other equity interests for federal income Tax purposes.
(g) Erigen is properly classified as a C corporation for U.S. federal, state and local income Tax purposes.
3.12 Material Contracts.
(a) Section 3.12(a) of the Seller Disclosure Schedules sets forth a true and accurate list of each Contract in effect as of the date of this Agreement and to which Sellers or their Affiliates are a party, in the following categories (such Contracts, the “Material Contracts”):
(i) any Contract establishing a joint venture or collaboration, co-promotion or like arrangement, or involving a sharing with another Person of profits, losses, costs, royalties or milestone payments relating to the Purchased Assets;
(ii) any Contract with a clinical research organization for the conduct of clinical trials with respect to any Program (other than a trial which is complete or substantially complete at the relevant clinical sites as of the date of this Agreement);
(iii) any Contract containing covenants prohibiting or limiting the right to compete or engage with any Person or in any geographical area, or otherwise prohibiting or restricting Seller’s ability to conduct its business, in each case, with respect to the Programs and Purchased Assets;
(iv) any Contract containing any rights of first refusal, rights of first negotiation or similar obligations or restrictions, including such rights, obligations or restrictions which provide any right of first negotiation or refusal or similar right to purchase, lease, sublease, license, sublicense, use, possess or occupy any securities, assets (including Intellectual Property) or other interest with respect to the Programs and Purchased Assets, except non-exclusive rights or licenses of Intellectual Property granted by Sellers in the ordinary course of business consistent with past practice;

(v) any Contract providing for indemnification to or from any Person with respect to Liabilities relating to the Purchased Assets;
(vi) any Contract granting most favored nation or exclusive rights relating to any Program to any other Person;
(vii) any Contract under which Sellers or their Affiliates pay or receive royalty payments relating to any Program or any Program IP;
(viii) any Contract in settlement of any Legal Proceeding or other dispute relating to the Purchased Assets;
(ix) any Contract for the ongoing manufacture, testing, supply, distribution, labeling or storage of any active pharmaceutical ingredients and other raw materials for any product candidate associated with a Program;
(x) any Contract with a contract manufacturing organization or contract development and manufacturing organization with respect to any Program;
(xi) any Contract with any Governmental Entity with respect to any of the Purchased Assets; and
(xii) any other Contract evidencing Liabilities of Sellers or their Affiliates in respect of the Purchased Assets.
(b) Each Material Contract is a legal, valid, binding and enforceable agreement of Sellers or the applicable Affiliate, and will continue to be in full force and effect immediately following the Closing Date, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity. As of the date of this Agreement, neither Sellers nor such Affiliate nor, to Sellers’ Knowledge, any other party to such Material Contract is in breach or violation of, or (with or without notice or lapse of time or both) default under, any Material Contract, nor since January 1, 2022 through the date of this Agreement, has Sellers or such Affiliate, as applicable, received any written claim of any such breach, violation or default. Sellers have delivered or made available to Purchaser true and complete copies of all Material Contracts, including any amendments thereto.
(c) Following the Closing, Purchaser will be permitted to exercise all of the rights of Erigen under the Specified Contracts to the same extent Erigen is permitted to exercise such rights immediately prior to the Closing without any payment of any additional amounts or consideration, other than as expressly set forth in the Specified Contracts.
3.13 Certain Liabilities. As of the date of this Agreement, neither Sellers nor any of their Affiliate have any material Liabilities relating to the Purchased Assets, other than (i) Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Agreements, (ii) Liabilities under or relating to the Specified Contracts, or (iii) Liabilities incurred in the ordinary course of business that are not required to be disclosed on a balance sheet in accordance with GAAP.
3.14 Solvency. Each Seller is solvent and currently and as of the Closing: (a) is able to pay its debts as they become due; (b) owns property that has a fair saleable value greater than the amounts required to pay its debts (including a reasonable estimate of the amount of all contingent liabilities); and (c) has adequate capital to carry on its business. No transfer of property is being made and no obligation is being incurred in connection with the Contemplated Transactions with the intent to hinder, delay or defraud either present or future creditors of Sellers.
3.15 Inventory. As of the date of this Agreement and as of the Closing, neither Seller nor any Affiliate of any Seller possesses or controls any Inventory.
3.16 Affiliate Interests and Transactions. Except as set forth on Section 3.16 of the Seller Disclosure Schedules, no Related Party of any Seller: (i) owns or has owned, directly or indirectly, or has or has had any interest in any property (real or personal, tangible or intangible) used with the Purchased Assets or otherwise related to the Programs; (ii) owns or has owned, directly or indirectly, or has or has had any economic interest in any of the Purchased Assets; or (iii) has any other business dealings or a material financial interest in any transaction with any Seller involving any of the Purchased Assets, other than business dealings or transactions conducted in the ordinary course of business at prevailing market prices and on prevailing market terms.

3.17 Brokers. Except as set forth on Section 3.17 of the Seller Disclosure Schedules, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Factor or Erigen.
3.18 Environmental Matters.
(a) Each Seller is and has been in compliance in all material respects with all applicable Environmental Laws in connection with the ownership or use of the Purchased Assets. Neither Sellers nor any of their officers has received any written notice, communication or complaint from a Governmental Entity or any other Person alleging that a Seller has any liability under any such Environmental Law or is not in compliance with any such Environmental Law.
(b) There is no pending or, to Sellers’ Knowledge, threatened investigation by any Governmental Entity, nor any pending or, to Sellers’ Knowledge, threatened Action with respect to the Purchased Assets relating to Hazardous Substances or otherwise under any Environmental Law.
(c) Each Seller holds all Environmental Permits required to own or use the Purchased Assets, and is and has been in compliance therewith in all material respects. Neither the execution, delivery or performance of this Agreement nor the consummation of the Contemplated Transactions will (i) require any notice to or consent of any Governmental Entity or other Person pursuant to any applicable Environmental Law or Environmental Permit or (ii) subject any Environmental Permit held by any Seller to suspension, cancellation, modification, revocation or nonrenewal.
(d) For purposes of this Agreement:
(i) “Environmental Laws” means: any Laws of any Governmental Entity relating to (A) Releases or threatened Releases of Hazardous Substances or materials containing Hazardous Substances; (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (C) pollution or protection of the environment, health, safety or natural resources.
(ii) “Environmental Permits” means all Permits required under any Environmental Law.
(iii) “Hazardous Substances” means: (A) those substances defined in or regulated under the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act, and their state counterparts, as each may be amended from time to time, and all regulations thereunder; (B) petroleum and petroleum products, including crude oil and any fractions thereof; (C) natural gas, synthetic gas, and any mixtures thereof; (D) lead, polychlorinated biphenyls, perfluoroalkyl and polyfluoroalkyl substances, asbestos and radon; (E) any other pollutant or contaminant; and (F) any substance, material or waste regulated by any Governmental Entity pursuant to any Environmental Law.
(iv) “Release” has the meaning set forth in Section 101(22) of CERCLA (42 U.S.C. § 9601(22)), but not subject to the exceptions in Subsections (A) and (D) of 42 U.S.C. § 9601(22).
3.19 Reorganization Qualification. Neither Seller is aware of any fact or circumstance that would reasonably be expected to prevent the transactions contemplated by this Agreement from qualifying as a reorganization within the meaning of Section 368(a)(1)(C) of the Code. The Purchased Assets constitute substantially all of Erigen’s assets (as that term is interpreted for purposes of Section 368(a)(1)(C) of the Code). Sellers have not taken any action (and have no plans to take any such action) that would reasonably be expected to prevent the transactions contemplated by this Agreement from qualifying as a reorganization within the meaning of Section 368(a)(1)(C) of the Code.
4.	REPRESENTATIONS AND WARRANTIES OF PURCHASER
Except (x) as set forth in the corresponding sections or subsections of the Disclosure Schedules of Purchaser attached hereto (collectively “Purchaser Disclosure Schedules”); (y) as disclosed in the Purchaser SEC Documents filed with, or furnished to, the SEC prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but (i) without giving effect to any amendment thereof filed with, or furnished to, the SEC on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature) or (z) as affected by the Pre-Closing Financing, Purchaser hereby represents and warrants to Sellers as follows:
4.1 Organization. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and as presently proposed to be conducted. Purchaser is duly qualified or licensed as a foreign corporation to transact business and is in good standing in each jurisdiction where the ownership or operation of its assets makes such qualification or licensure necessary, except where the failure to be so qualified or licensed or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Purchaser Material Adverse Effect. Purchaser is not in violation of any of the provisions of the Purchaser Charter or its bylaws, each as amended to date.
4.2 Authority. Purchaser has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it will be a party, to perform its obligations hereunder and thereunder and to consummate the Contemplated Transactions. The execution, delivery and performance by Purchaser of this Agreement and each of the Ancillary Agreements to which it will be a party and the consummation by Purchaser of the Contemplated Transactions have been duly and validly authorized by all necessary corporate action. This Agreement has been, and upon their execution each of the Ancillary Agreements to which Purchaser will be a party will have been, duly executed and delivered by Purchaser and, assuming due execution and delivery by each of the other parties hereto and thereto, this Agreement constitutes, and upon their execution each of the Ancillary Agreements to which Purchaser will be a party will constitute, the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or to general principles of equity, and governing specific performance, injunctive relief and other equitable remedies.
4.3 No Conflict; Required Filings and Consents.
(a) The execution and delivery of this Agreement and the Ancillary Agreements does not, and the consummation of the Contemplated Transactions, will not, conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to any payment obligation, or a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under:
(i) any provision of the Purchaser Charter or the bylaws of Purchaser;
(ii) any material Contract to which Purchaser is a party; or
(iii) any Law or Order applicable to Purchaser.
(b) Other than as set forth in Section 4.7, Purchaser is not required to file, seek or obtain any notice, authorization, approval, order, permit or consent of or with any Governmental Entity in connection with the execution, delivery and performance by Purchaser of this Agreement and each of the Ancillary Agreements to which it will be party or the consummation of the Contemplated Transactions.
4.4 Capitalization.
(a) The authorized capital stock of Purchaser as of the close of business on the Reference Date consisted of (i) 100,000,000 shares of Purchaser Common Stock, par value $0.001 per share, of which 4,440,161 shares have been issued and are outstanding as of the close of business on the Reference Date, and (ii) 5,000,000 shares of preferred stock of Purchaser, par value $0.001 per share, of which (A) 100,000 have been designated as Series A Participating Preferred Stock and (B) of which no shares have been issued and are outstanding as of the date of this Agreement. Purchaser does not hold any shares of its capital stock in its treasury.
(b) All of the outstanding shares of Purchaser Common Stock have been, and all such shares that may be issued upon the settlement of outstanding awards under Purchaser Equity Plans or Purchaser Warrants will be, when issued, duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Purchaser Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Purchaser Common Stock is subject to any right of first refusal in favor of Purchaser. There is no Purchaser Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Purchaser Common Stock. Purchaser is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Purchaser Common Stock or other securities.
(c) Except for the Purchaser Equity Plans, Purchaser does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, 183,968 shares of Purchaser Common Stock remained available for future issuance under the Purchaser Equity Plans, 450,104 shares of Purchaser Common Stock are underlying outstanding awards under the Purchaser Equity Plans, and 464 shares of Purchaser Common Stock to be issued upon exercise of Purchaser common stock warrants. From the close of business on the Reference Date through the date hereof, there have been no issuances of shares of Purchaser Common Stock or Purchaser Preferred Stock other than issuances of shares of Purchaser Common Stock pursuant to the exercise Purchaser Options outstanding as of the Reference Date.
(d) Except for the Purchaser Preferred Rights, Purchaser Options and Purchaser Warrants, there are no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Purchaser or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Purchaser or any of its Subsidiaries; or (iii) condition or circumstance that would be reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Purchaser or any of its Subsidiaries. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Purchaser or any of its Subsidiaries.
4.5 SEC Filings; Financial Statements.
(a) All statements, reports, schedules, forms and other documents required to have been filed by Purchaser or its officers under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Purchaser SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as applicable and, as of the time they were filed, none of the Purchaser SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Purchaser SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws. As used in this Section 4.5, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Purchaser SEC Documents. To Purchaser’s Knowledge, none of the Purchaser SEC Documents is the subject of ongoing SEC review and Purchaser is not subject to any ongoing investigation by the SEC.
(b) The financial statements (including any related notes) contained or incorporated by reference in the Purchaser SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by the SEC on Form 10-Q under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Purchaser and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of Purchaser and its consolidated Subsidiaries for the periods covered thereby. Other than as expressly disclosed in the Purchaser SEC Documents filed prior to the date hereof, there has been no material change in Purchaser’s accounting methods or principles that would be required to be disclosed in Purchaser’s financial statements in accordance with GAAP. Purchaser has no off-balance sheet arrangements that would be required to be, and are not, disclosed in the Purchaser SEC Documents. No financial statements other than those of Purchaser are required by GAAP to be included in the consolidated financial statements of Purchaser.
(c) Purchaser maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Purchaser Board and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Purchaser’s assets that could have a material effect on Purchaser’s financial statements. Purchaser has evaluated the effectiveness of Purchaser’s internal control over financial reporting as of December 31, 2024, and, to the extent required by applicable Law, presented in any applicable Purchaser SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation.
(d) Purchaser has disclosed, based on its most recent evaluation of internal control over financial reporting, to Purchaser’s auditors and audit committee (A) all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Purchaser’s ability to record, process, summarize and report financial information and (B) any fraud that involves management or other employees who have a significant role in Purchaser’s internal control over financial reporting. Purchaser has not identified, based on its most recent evaluation of internal control over financial reporting, any material weaknesses in the design or operation of Purchaser’s internal control over financial reporting.
(e) Purchaser maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that information required to be disclosed by Purchaser in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Purchaser’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.
(f) There is no action or proceeding pending or, to the Knowledge of Purchaser, threatened in writing against Purchaser by Nasdaq or the SEC with respect to any intention by such entity to deregister the Purchaser Common Stock or terminate the listing of Purchaser on Nasdaq. Purchaser has not taken any action in an attempt to terminate the registration of the Purchaser Common Stock under the Exchange Act.
4.6 No Undisclosed Liabilities. Except for the Liabilities (a) set forth in Section 4.6 of the Purchaser Disclosure Schedules, (b) incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Agreements, the performance of its covenants or agreements in this Agreement or any Ancillary Agreement or the consummation of the Contemplated Transactions, (c) set forth, disclosed or otherwise reserved against in the Purchaser SEC Documents, (d) that have arisen since the date of the most recent balance sheet included in the Purchaser SEC Documents in the ordinary course of business, or (e) that have not been, and would not reasonably be expected to be, individually or in the aggregate, material to Purchaser, Purchaser does not have any Liabilities.
4.7 Vote Required. The affirmative vote of a majority of the votes cast is the only vote of the holders of any class or series of Purchaser’s capital stock necessary to approve the proposals in Section 5.5(a)(i) (the “Required Purchaser Stockholder Vote”).
4.8 Valid Issuance. The shares of Purchaser Common Stock issuable as Closing Consideration in connection with the transactions contemplated by this Agreement, when issued as provided in and pursuant to the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable.
4.9 Affiliate Transactions. Except as described in the Purchaser SEC Documents, no Contract between Purchaser, on the one hand, and any Related Party of Purchaser, on the other hand, will continue in effect following the Closing, other than any such Contract that is not material to Purchaser.

4.10 Brokers. Other than MTS Health Partners, L.P., no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Purchaser.
4.11 Opinion of Financial Advisor. The Purchaser Board has received an opinion of MTS Securities, LLC to the effect that, as of the date of this Agreement, and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Closing Consideration is fair, from a financial point of view, to Purchaser. It is agreed and understood that such opinion is for the benefit of the Purchaser Board and may not be relied upon by Sellers.
4.12 Litigation. As of the date of this Agreement, there is no legal proceeding pending (or, to the knowledge of Purchaser, being threatened in writing) against Purchaser that (a) would, or would be reasonably likely to delay, restrain, prevent, enjoin or otherwise prohibit the execution, delivery and performance by Purchaser of this Agreement and each of the Ancillary Agreements to which it will be a party or consummation of the Contemplated Transactions or (b) would, individually or in the aggregate, reasonably be expected to be material to Purchaser.
4.13 Reorganization Qualification. Assuming the accuracy of the representations and warranties in Section 3.19, Purchaser is not aware of any fact or circumstance that would reasonably be expected to prevent the transactions contemplated by this Agreement from qualifying as a reorganization within the meaning of Section 368(a)(1)(C) of the Code. Purchaser has not taken any action (and has no plans to take any such action) that would reasonably be expected to prevent the transactions contemplated by this Agreement from qualifying as a reorganization within the meaning of Section 368(a)(1)(C) of the Code.
5.	COVENANTS
5.1 Conduct of Program Operations Prior to the Closing. During the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to its terms and the Closing (the “Pre-Closing Period”), except as set forth on Section 5.1 of the Seller Disclosure Schedules, as required by applicable Law, or consented to by Purchaser in writing (such consent not to be unreasonably withheld, conditioned or delayed), each Seller shall use commercially reasonable efforts to conduct the Programs in the ordinary course of business consistent with past practices and to (i) preserve intact its material assets, properties, Contracts, and licenses and business organization relating to the Programs and Purchased Assets and to preserve satisfactory business relationships with licensors, licensees, lessors, vendors, Governmental Entities and others having material business dealings relating to the Programs or the Purchased Assets; (ii) maintain its books, accounts and records in accordance with past practice; (iii) pay the debts, Taxes and other Liabilities relating to the Programs and the Purchased Assets when due; and (iv) comply with all Law and Contracts applicable to the Programs and the Purchased Assets and the Assumed Liabilities in all material respects, including timely performing in all respects the obligations under each such Contract. In furtherance and not in limitation of the foregoing, during the Pre-Closing Period, neither Seller nor any Affiliate of Sellers shall do or propose to do, directly or indirectly, any of the following except as set forth on Section 5.1 of the Seller Disclosure Schedule or as required by applicable Law, without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed):
(a) issue, sell, pledge, dispose of or otherwise subject to any Encumbrance (other than Permitted Encumbrances) any Purchased Assets or any Rights thereto;
(b) amend, waive, modify or consent to the termination of any Specified Contract, or amend, waive, modify or consent to the termination of any rights thereunder;
(c) amend or otherwise change (including by merger, consolidation, conversion or otherwise) the Erigen Governing Documents or the Factor Governing Documents to the extent such amendment or change would prevent, impede or delay the consummation of Contemplated Transactions or otherwise adversely affect the Programs, the Purchased Assets or the Assumed Liabilities;
(d) enter into any new Contract (i) that would reasonably be expected to have an adverse effect on the Programs or any of the Purchased Assets or the Assumed Liabilities; (ii) under which any Seller agrees to develop or create any technology, products or services for or primarily related to the Programs or establishes with any Third Party a joint venture, strategic relationship or partnership to develop or create any technology, products or services for or primarily related to the Programs; or (iii) pursuant to which any Person (other than Purchaser and its Affiliates) is granted, or that otherwise subjects any of Sellers, Purchaser or Purchaser’s Affiliates to, (1) any covenants or provisions restricting competition or prohibiting any of them from freely operating the Programs or otherwise restricting the conduct of the Programs or use of the Purchased Assets in any market, geographic area or other jurisdiction, (2) any “most favored nation” or “best pricing” terms or any type of exclusivity, special discount, right of first refusal, first notice or first negotiation with respect to any of the Purchased Assets or technology, products or services for or related to the Programs or (3) any license, sublicense, covenant not to sue, immunity or other right with respect to or under any of the Program IP;
(e) commence, negotiate, settle, pay, discharge or satisfy any Action or Legal Proceeding relating to, or which may impact, the Programs or any of the Purchased Assets or the Assumed Liabilities;
(f) permit the lapse of any existing policy of insurance relating to the Purchased Assets without the purchase of a substantially similar policy;
(g) close any facility, or terminate the operation thereof, used in the Program Operations;
(h) cancel, compromise, waive or release any material right or claim related to the Programs, Purchased Assets or the Assumed Liabilities;
(i) incur any liability that would constitute an Assumed Liability;
(j) become liable for any guarantee with respect to the Programs or Purchased Assets or incur any material Liabilities involving the Programs other than (i) in the ordinary course of business consistent with past practice in amounts and of a type consistent with recent historical experience or (ii) the monetary value of which with respect to any individual matter (or group or series of related matters) does not exceed $10,000;
(k) permit the lapse of any right relating to the Program IP;
(l) (i) make, revoke or change any Tax election or method of accounting with respect to Taxes, (ii) file any Tax Return (other than in the ordinary course of business and consistent with past practice and applicable Law) or amend any Tax Return, (iii) enter into any closing agreement, (iv) commence, settle or compromise any Tax claim or assessment, (v) consent to any extension or waiver of the limitation period applicable to any claim or assessment with respect to Taxes, (vi) grant any power of attorney with respect to Taxes, or (vii) enter into any Tax allocation, sharing, indemnity or similar agreement or arrangement; in each case to the extent such action could adversely affect Purchaser, or the Purchased Assets or increase the amount of any Assumed Liabilities; or
(m) announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the foregoing.
5.2 Conduct of Purchaser’s Business Prior to the Closing. Except as set forth on Section 5.2 of the Purchaser Disclosure Schedules, as required by applicable Law, or consented to by Sellers in writing (which consent shall not be unreasonably withheld, conditioned or delayed), during the Pre-Closing Period, Purchaser shall use commercially reasonable efforts to conduct its business and operations in the ordinary course of business and in compliance in all material respects with all applicable Laws. In furtherance and not in limitation of the foregoing, during the Pre-Closing Period, neither Purchaser nor any of its Subsidiaries shall do or propose to do, directly or indirectly, any of the following except as set forth on Section 5.2 of the Purchaser Disclosure Schedules, as otherwise required or contemplated by this Agreement (including any actions in connection with the Pre-Closing Financing) or any Ancillary Agreement, or as required by applicable Law, without the prior written consent of Sellers (which consent shall not be unreasonably withheld, conditioned or delayed):
(a) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except for the issuance of the Purchaser Warrants, repurchases from terminated employees, directors or consultants of Purchaser or in connection with the payment of the exercise price or withholding Taxes incurred upon the exercise, settlement or vesting of any award or purchase rights granted under the Purchaser Equity Plans);
(b) sell, issue, grant, pledge or otherwise dispose of or encumber or authorize any of the foregoing with respect to: (i) any capital stock or other security of Purchaser or any of its Subsidiaries (except for shares of Purchaser Common Stock issued upon the exercise of Purchaser Options); (ii) any option, warrant or right to acquire any capital stock or any other security; or (iii) any instrument convertible into or exchangeable for any capital stock or other security of Purchaser or any of its Subsidiaries;

(c) (i) accelerate the vesting schedule of or amend the terms of any outstanding Purchaser Options to extend the exercise period or the exercise price of any such Purchaser Option or (ii) permit the net settlement of any Purchaser Options in any manner in which cash of Purchaser is to be remitted or paid by Purchaser rather than the relevant holder of any such Purchaser Options;
(d) amend the Purchaser Charter or Purchaser’s bylaws, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;
(e) form any Subsidiary or acquire any equity interest or other interest in any other Entity or enter into a joint venture with any other Entity;
(f) (i) lend money to any Person (except for the advancement of expenses to employees, directors and consultants in the ordinary course of business), (ii) incur or guarantee any indebtedness for borrowed money, (iii) guarantee any debt securities of others, (iv) make any capital expenditure in excess of $20,000, or (v) enter into or amend any Contract, purchase order or work order with any vendor, supplier or other service provider that will require payments by Purchaser in excess of $20,000, other than the payment of Transaction Expenses;
(g) other than as required by applicable Law or the terms of any Employee Plan as in effect on the date of this Agreement: (i) adopt, terminate, establish or enter into any Employee Plan; (ii) cause or permit any Employee Plan to be amended in any respect; (iii) increase the amount of the wages, salary, commissions, bonus compensation, severance, change of control benefits or equity compensation payable to any of its directors, officers, employees or consultants; or (iv) hire (other than for replacement purposes) or terminate (other than for cause) any officer, employee or consultant;
(h) acquire any material asset or sell, lease or otherwise irrevocably dispose of any of its material assets or properties;
(i) (i) make, revoke or change any Tax election or method of accounting with respect to Taxes, (ii) file any Tax Return (other than in the ordinary course of business and consistent with past practice and applicable Law) or amend any Tax Return, (iii) enter into any closing agreement, (iv) commence, settle or compromise any Tax claim or assessment, (v) consent to any extension or waiver of the limitation period applicable to any claim or assessment with respect to Taxes, (vi) grant any power of attorney with respect to Taxes, or (vii) enter into any Tax allocation, sharing, indemnity or similar agreement or arrangement;
(j) other than as required by Law or GAAP, take any action to change accounting policies or procedures;
(k) permit the lapse of any existing policy of insurance without the purchase of a substantially similar policy;
(l) commence, negotiate, settle, pay, discharge or satisfy any Action or Legal Proceeding for an amount in excess of $20,000;
(m) enter into or amend a Contract that would reasonably be expected to (i) prevent or materially impede, interfere with, hinder or delay the consummation of the Contemplated Transactions or (ii) materially increase Purchaser’s Liabilities following Closing;
(n) delay or fail to repay when due any material obligation, including accounts payable and accrued expenses;
(o) forgive any loans by Purchaser to any Person, including its employees, officers, directors or Affiliates;
(p) enter into a new line of business or start to conduct a line of business in a new geographic area where it was not previously conducted;
(q) (i) materially change pricing or royalties or other payments set or charged by Purchaser or any of Subsidiaries to its customers or licensees or (ii) agree to materially change pricing or royalties or other payments set or charged by Persons who have licensed Intellectual Property to Purchaser or any of its Subsidiaries; or
(r) announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the foregoing.

5.3 Access and Information.
(a) Subject to the terms of the Confidentiality Agreement, which the Parties agree will continue in full force following the date of this Agreement, during the Pre-Closing Period, upon reasonable notice, Purchaser, on the one hand, and Sellers, on the other hand (and solely with respect to the Purchased Assets), shall and shall use commercially reasonable efforts to cause such Party’s Representatives to: (i) provide the other Party and such other Party’s Representatives with reasonable access during normal business hours to such Party’s Representatives, personnel, property and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Party and its Subsidiaries; (ii) provide the other Party and such other Party’s Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to such Party and its Subsidiaries, and with such additional financial, operating and other data and information regarding such Party and its Subsidiaries as the other Party may reasonably request; (iii) permit the other Party’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the officers and managers of such Party responsible for such Party’s financial statements and the internal controls of such Party to discuss such matters as the other Party may reasonably deem necessary or appropriate; and (iv) make available to the other Party copies of unaudited financial statements, material operating and financial reports prepared for senior management or the board of directors of such Party, and any material notice, report or other document filed with or sent to or received from any Governmental Entity in connection with the Contemplated Transactions. Any investigation conducted by either Purchaser or Sellers pursuant to this Section 5.3 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other Party.
(b) Notwithstanding the foregoing, any Party may restrict the foregoing access to the extent that any Law applicable to such Party requires such Party to restrict or prohibit access to any such properties or information or may redact any of the foregoing documents or reports to the extent necessary to preserve the attorney-client privilege under any circumstances in which such privilege may be jeopardized by such access or the disclosure of such document or report.
5.4 Preparation of the Proxy Statement.
(a) As promptly as practicable, Purchaser shall at its sole cost and expense (and Sellers shall reasonably cooperate with Purchaser to) prepare a proxy statement (including the letter to stockholders, notice of meeting and form of proxy, and any other document incorporated or referenced therein, and, if deemed necessary by the SEC or the staff thereof, a registration statement on Form S-4, as each may be amended or supplemented and collectively, the “Proxy Statement”) to be filed by Purchaser with the SEC in connection with seeking the Required Purchaser Stockholder Vote and, if necessary, any matter with respect to the Pre-Closing Financing (including any amendment or supplement thereto) and cause such Proxy Statement to be filed and mailed to its stockholders as promptly as practicable following the clearance or confirmation of no review by the SEC staff; provided, that Sellers shall have promptly provided, and caused its Representatives to provide, to Purchaser and its Representatives all true, correct and complete information regarding the Purchased Assets, Sellers or any Affiliates that is required by Law to be included in the Proxy Statement or reasonably requested by Purchaser to be included in the Proxy Statement. Purchaser covenants and agrees that the Proxy Statement will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading (other than with respect to the information supplied by or on behalf of Sellers or their Affiliates to Purchaser for inclusion in the Proxy Statement). Sellers covenant and agree that the information supplied by or on behalf of Sellers or their Affiliates to Purchaser for inclusion in the Proxy Statement (including any financial statements) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such information, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Purchaser makes no covenant, representation or warranty with respect to statements made in the Proxy Statement, if any, based on information provided by Sellers or their Affiliates or any of their Representatives for inclusion therein.
(b) Purchaser shall use its reasonable best efforts to cause the Proxy Statement to comply in all material respects with the applicable rules and regulations promulgated by the SEC and shall use commercially reasonable efforts to respond to all SEC comments as promptly as practicable after receipt. Sellers shall furnish all information as may be reasonably requested by Purchaser in connection with any such action and the preparation, filing and distribution of the Proxy Statement. No filing of, or amendment or supplement to, the

Proxy Statement will be made by Purchaser without providing Sellers with a reasonable opportunity to review and comment (which comments shall be reasonably considered by Purchaser and reflected to the extent reasonably requested by Sellers with respect to any disclosure concerning either Seller, the Programs and the Purchased Assets) thereon if reasonably practicable; provided that, without limiting the generality of this Section 5.4, with respect to documents filed by a Party which are incorporated by reference in the Proxy Statement, this right to review and comment shall apply only with respect to information relating to the other Party or such other Party’s business, financial condition or results of operations or this Agreement or the Contemplated Transactions. If, at any time prior to the Closing, any information relating to either Seller or Purchaser or any of their respective Affiliates, directors or officers, should be discovered by either Seller or Purchaser which should be set forth in an amendment or supplement to the Proxy Statement, so that either such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, at the time and in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be prepared and, following a reasonable opportunity for the other Party to review and comment on such amendment or supplement, promptly filed with the SEC and, to the extent required by applicable Law, disseminated to Purchaser’s stockholders. Subject to applicable Law, each Party shall notify the other promptly of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply each other with copies of all correspondence between either Party or any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement and Purchaser shall keep Sellers apprised of all substantive communications (including meetings and calls) with the SEC or its staff relating to any disclosure concerning Sellers, this Agreement or the Contemplated Transactions.
(c) Subject to the earlier termination of this Agreement in accordance with its terms, Purchaser shall (i) as promptly as reasonably practicable after the filing of the Proxy Statement with the SEC conduct a “broker search” in accordance with Rule 14a-13 of the Exchange Act for a record date for the Stockholders Meeting and (ii) duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of seeking the Required Purchaser Stockholder Vote (as it may be adjourned or postponed as provided below, the “Stockholders Meeting”) as soon as practicable after the date hereof (and, in any event, (x) mail or disseminate the Proxy Statement as promptly as reasonably practicable after the SEC indicates it has no further comments or informs Purchaser that it will not review the Proxy Statement and (y) hold the Stockholders Meeting as promptly as reasonably practicable and no later than the earlier of (A) sixty (60) days after such mailing or dissemination and (B) the End Date), and, subject to subject to Section 5.6(d), Purchaser shall include the Purchaser Board Recommendation in the Proxy Statement and shall use its reasonable best efforts (including the engagement of a proxy solicitor) to obtain the Required Purchaser Stockholder Vote. Purchaser shall engage a proxy solicitation firm to assist in the solicitation of proxies for the Stockholders Meeting.
(d) Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not adjourn or postpone the Stockholders Meeting without Factor’s prior written consent; provided, that without Factor’s prior written consent, Purchaser may adjourn or postpone the Stockholders Meeting on the date of the Stockholders Meeting, or a date preceding the date on which the Stockholders Meeting is scheduled, to allow reasonable additional time for solicitation of proxies for purposes of obtaining a quorum or the Required Purchaser Stockholder Vote if Purchaser reasonably believes that (i) it is necessary to ensure that any supplement or amendment to the Proxy Statement required by Law is provided to the holders of Purchaser Common Stock within a reasonable amount of time in advance of the Stockholders Meeting, (ii) it will not receive proxies sufficient to obtain the Required Purchaser Stockholder Vote, whether or not a quorum would be present, or (iii) it will not have sufficient shares of Purchaser Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Stockholders Meeting, as long as the date of the Stockholders Meeting is not postponed or adjourned in the aggregate by more than sixty (60) calendar days and the Stockholders Meeting is held no later than the End Date and during any such adjournment or postponement Purchaser shall continue to use best efforts (including through its proxy solicitor) to solicit proxies for the Required Purchaser Stockholder Vote and shall provide Factor with regular updates regarding vote tallies and solicitation efforts.

5.5 Stockholders’ Meeting; Purchaser Stockholder Vote; Purchaser Board Recommendation.
(a) Promptly after the definitive Proxy Statement has been filed with the SEC, Purchaser shall use its reasonable best efforts and, in any event, take all action necessary under applicable Law and Nasdaq rules to call, give notice of and hold a meeting of the holders of Purchaser Capital Stock for the purpose of seeking approval of this Agreement and the Contemplated Transactions, including:
(i) (A) the issuance of Purchaser Common Stock that represent more than 20% of the shares of Purchaser Common Stock outstanding immediately prior to the Closing in connection with the Contemplated Transactions and (B) the change of control of Purchaser resulting from the Contemplated Transactions, in each case, pursuant to the Nasdaq rules;
(ii) the election of directors;
(iii) the approval of Purchaser’s say-on-pay advisory proposal;
(iv) the approval of Purchaser’s Rights Agreement;
(v) the amendment to the Amended and Restated 2023 Equity Incentive Plan to increase the share reserve; and
(vi) any other proposals that are necessary or advisable to consummate the Contemplated Transactions, or as otherwise may be agreed to between the Parties;
provided, that Purchaser shall not submit to its stockholders any other proposal that would reasonably be expected to impede, delay or prevent the approval of the Purchaser Stockholder Matters without either Seller’s prior written consent (the matters contemplated by Section 5.5(a)(i) are referred to as the “Purchaser Stockholder Matters”).
(b) Purchaser agrees that, subject to Section 5.6(d): (i) the Purchaser Board shall recommend that the holders of Purchaser Common Stock vote to approve the Purchaser Stockholder Matters (the recommendation of the Purchaser Board with respect to the Purchaser Stockholder Matters being referred to as the “Purchaser Board Recommendation”); (ii) the Proxy Statement shall include a statement to the effect that the Purchaser Board recommends that Purchaser’s stockholders vote to approve the Purchaser Stockholder Matters; (iii) (1) the Purchaser Board Recommendation shall not be withheld, amended, qualified, withdrawn or modified, (2) the Purchaser Board shall not publicly propose to withhold, amend, qualify, withdraw or modify the Purchaser Board Recommendation, (3) the Proxy Statement shall not fail to include a statement to the effect that the Purchaser Board recommends that Purchaser’s stockholders vote to approve the Purchaser Stockholder Matters, and (4) if any Acquisition Proposal is structured as a tender offer or exchange offer for the outstanding shares of Purchaser Common Stock and is commenced pursuant to Rule 14d-2 under the Exchange Act (other than by either Seller or its Affiliates), the Purchaser Board shall not fail to recommend, within 10 business days after such commencement, against acceptance by Purchaser’s stockholders of such tender offer or exchange offer (the actions prohibited in the foregoing clause (iii), if taken, shall constitute, in each case, an “Adverse Recommendation Change”) and (iv) no resolution by the Purchaser Board or any committee thereof to withdraw or modify the Purchaser Board Recommendation or to adopt, approve or recommend (or publicly propose to adopt, approve or recommend) any Acquisition Proposal shall be adopted or proposed.
(c) Nothing contained in this Agreement shall prohibit Purchaser or the Purchaser Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to Purchaser’s stockholders; provided however, that, in the case of the foregoing clause (iii), the Purchaser Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure could be reasonably likely to be inconsistent with applicable Law, including its fiduciary duties under applicable Law; provided, further, that any such disclosure shall not, in and of itself, constitute or effect an Adverse Recommendation Change so long as any such disclosure (x) includes an express reaffirmation of the Purchaser Board Recommendation, without any amendment, withdrawal, alteration, modification or qualification thereof and (y) does not include any statement that constitutes an Adverse Recommendation Change.

5.6 Purchaser Non-Solicitation.
(a) Purchaser agrees that, during the Pre-Closing Period, neither it nor any of its Subsidiaries shall, nor shall it or any of its Subsidiaries authorize any of their respective Representatives to, directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of, or inquiry with respect to, any Acquisition Proposal or take any action that would reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any non-public information regarding Purchaser or any of its Subsidiaries to any Person in connection with or in response to an Acquisition Proposal or inquiry with respect thereto; (iii) engage or participate in discussions (other than to inform any Person of the existence of the provisions in this Section 5.6) or negotiations with any Person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 5.6(d)); (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction (other than a confidentiality agreement permitted under this Section 5.6(a)); or (vi) publicly propose to do any of the foregoing; provided, however, that, notwithstanding anything contained in this Section 5.6 and subject to compliance with this Section 5.6, prior to obtaining the Required Purchaser Stockholder Vote, Purchaser and its Subsidiaries may furnish non-public information regarding Purchaser or any of its Subsidiaries to, and enter into discussions or negotiations with, any Person in response to an unsolicited bona fide Acquisition Proposal by such Person, which the Purchaser Board determines in good faith, after consultation with Purchaser’s outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a Superior Offer (and is not withdrawn) if: (A) none of Purchaser, any of its Subsidiaries or any of their respective Representatives shall have breached this Section 5.6, (B) the Purchaser Board concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Purchaser Board under applicable Law; (C) Purchaser executes with such Person an Acceptable Confidentiality Agreement; and (D) substantially contemporaneously with furnishing any such non-public information to such Person, Purchaser furnishes such non-public information to either Seller (to the extent such information has not been previously furnished by Purchaser to either Seller). Without limiting the generality of the foregoing, Purchaser acknowledges and agrees that, any violation of the restrictions set forth in this Section 5.6(a) by (x) a director or officer of Purchaser or any of its Subsidiaries or (y) any other Representatives acting on behalf of Purchaser or any of its Subsidiaries shall be deemed to be a breach of this Section 5.6(a) by Purchaser.
(b) If Purchaser, any of its Subsidiaries or any of their respective Representatives receives an Acquisition Proposal at any time during the Pre-Closing Period, then Purchaser shall promptly (and in no event later than 24 hours after Purchaser becomes aware of such Acquisition Proposal) (i) advise Factor orally and in writing of such Acquisition Proposal, and (ii) furnish any written documentation and correspondence to or from Purchaser, any of its Subsidiaries or any of their respective Representatives. Purchaser shall keep Factor reasonably informed on a prompt basis with respect to the status and material terms of any such Acquisition Proposal and any material modification or proposed material modification thereto.
(c) Purchaser shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal that has not already been terminated as of the date of this Agreement.
(d) Notwithstanding anything to the contrary contained in this Agreement, if at any time prior to the approval of the Purchaser Stockholder Matters at the Stockholders’ Meeting by the Required Purchaser Stockholder Vote, if Purchaser has received a written Acquisition Proposal (which Acquisition Proposal did not arise out of a material breach of this Section 5.6) from any Person that has not been withdrawn and after consultation with outside legal counsel, the Purchaser Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer, the Purchaser Board may make an Adverse Recommendation Change if and only if: (A) the Purchaser Board determines in good faith, after consultation with Purchaser’s outside legal counsel, that the failure to do so could be inconsistent with the fiduciary duties of the Purchaser Board to Purchaser’s stockholders under applicable Law; (B) Purchaser shall have given Factor prior written notice of its intention to consider making an Adverse Recommendation Change at least four Business Days prior to making any such Adverse Recommendation Change (a “Determination Notice”) (which notice shall not constitute an Adverse Recommendation Change); and (C) (1) Purchaser shall have provided to Factor a summary of the material terms and conditions of the Acquisition Proposal in accordance with Section 5.6(b), (2) Purchaser shall have given Factor three Business Days after the Determination Notice to propose revisions to the terms of this

Agreement or make another proposal and shall have made its Representatives reasonably available to negotiate in good faith with Factor (to the extent Factor desires to negotiate) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by Factor, if any, after consultation with outside legal counsel, the Purchaser Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer and that the failure to make an Adverse Recommendation Change could be inconsistent with the fiduciary duties of the Purchaser Board to Purchaser’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.6(d) shall also apply to any material change to the facts and circumstances relating to such Acquisition Proposal and require a new Determination Notice, except that the references to four Business Days shall be deemed to be two Business Days.
(e) Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the approval of the Purchaser Stockholder Matters at the Stockholders’ Meeting by the Required Purchaser Stockholder Vote, other than in connection with an Acquisition Proposal, the Purchaser Board may make an Adverse Recommendation Change in response to a Purchaser Change in Circumstance, if and only if: (A) the Purchaser Board determines in good faith, after consultation with Purchaser’s outside legal counsel, that the failure to do so could be inconsistent with the fiduciary duties of the Purchaser Board to Purchaser’s stockholders under applicable Law; (B) Purchaser shall have given Factor a Determination Notice at least three Business Days prior to making any such Adverse Recommendation Change; and (C)(1) Purchaser shall have specified the Purchaser Change in Circumstance in reasonable detail, (2) Purchaser shall have given Factor four Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal, and shall have made its Representatives reasonably available to negotiate in good faith with Factor (to the extent Factor desires to do so) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by Factor, if any, after consultation with outside legal counsel, the Purchaser Board shall have determined, in good faith, that the failure to make an Adverse Recommendation Change in response to such Purchaser Change in Circumstance could be inconsistent with the fiduciary duties of the Purchaser Board to Purchaser’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.6(e) shall also apply to any material change to the facts and circumstances relating to such Purchaser Change in Circumstance and require a new Determination Notice, except that the references to four Business Days shall be deemed to be two Business Days.
5.7 Sellers Non-Solicitation.
(a) Except as otherwise consented to by Purchaser, each Seller agrees that during the Pre-Closing Period, such Seller shall not, and shall take all action necessary to ensure that none of its Subsidiaries or any of their respective Representatives shall, and shall not authorize any of their respective Representatives to, directly or indirectly:
(i) solicit, initiate, or knowingly encourage, induce or facilitate any other proposals or offers from any Person relating to any direct or indirect acquisition or purchase of all or any portion of the Purchased Assets, whether effected by sale of assets, sale of stock, merger or otherwise, other than as expressly permitted by Section 5.1; or
(ii) participate in any discussions, conversations, negotiations or other communications regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way, assist or participate in, knowingly facilitate or encourage any effort or attempt by any other Person to seek to do any of the foregoing. Sellers immediately shall cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Persons conducted with respect to any of the foregoing that has not already been terminated as of the date of this Agreement.
(b) Sellers shall notify Purchaser promptly, but in any event within 24 hours, orally and in writing if any such proposal or offer, or any inquiry or other contact with any Person with respect thereto, is made. Any such notice to Purchaser shall indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or other contact and the terms and conditions of such proposal, offer, inquiry or other contact.

5.8 Confidentiality.
(a) The provisions of the Confidentiality Agreement are hereby ratified, confirmed and agreed to as though fully set forth herein and shall remain in effect until the Closing, at which point the Parties shall cause the Confidentiality Agreement to be amended and terminated to be of no further force or effect. In the event that this Agreement is terminated prior to the Closing, the Confidentiality Agreement shall remain in full force and effect.
(b) From and after the Closing:
(i) all Confidential Information exclusively relating to the Programs or the Purchased Assets or related to or otherwise disclosed by Purchaser (or its Affiliates or Representatives) to any Seller, including with respect to its contractors, suppliers, vendors, licensors, licensees, distributors and similar third parties (“Purchaser Confidential Information”), shall be used by Sellers or their Affiliates solely as required to (A) perform its obligations or exercise or enforce its rights under this Agreement or any Ancillary Agreement or (B) comply with applicable Law (including in connection with any legal, regulatory, judicial or administrative process) (each of (A) and (B), a “Seller Permitted Purpose”), and for no other purpose. For a period of five years after the Closing Date, Sellers shall not disclose, or permit the disclosure of, any of the Purchaser Confidential Information to any Person except those Persons to whom such disclosure is necessary in connection with any Seller Permitted Purpose.
(ii) all Confidential Information exclusively relating to Sellers (or its Affiliates or representatives), including with respect to their contractors, suppliers, vendors, licensors, licensees, distributors and similar third parties (the “Seller Confidential Information”), shall be used by Purchaser solely as required to (A) perform its obligations or exercise or enforce its rights under this Agreement or any Ancillary Agreement, or (B) comply with applicable Law (including in connection with any legal, regulatory, judicial or administrative process) (each of (A) and (B), a “Purchaser Permitted Purpose”), and for no other purpose. For a period of five years after the Closing Date, Purchaser shall not disclose, or permit the disclosure of, any Seller Confidential Information to any Person except those Persons to whom such disclosure is necessary in connection with a Purchaser Permitted Purpose.
(iii) “Confidential Information” means (A) all information acquired by one Party from the other Party as part of the Contemplated Transactions, (B) all information disclosed, by one Party (or its representatives or Affiliates) to the other Party (or its representatives or Affiliates) (collectively, the “Receiving Party”) (x) in connection with this Agreement or any Ancillary Agreement or (y) under the Confidentiality Agreement, and (C) all memoranda, notes, analyses, compilations, studies and other materials prepared by or for the Receiving Party to the extent containing or reflecting the information in the preceding clause (A) or (B). Notwithstanding the foregoing, Confidential Information specific to clause (B) above shall not include information that, in each case as demonstrated by competent written documentation:
(1) was already known to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party;
(2) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;
(3) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party other than through any act or omission of the Receiving Party in breach of this Agreement or the Confidentiality Agreement;
(4) is subsequently disclosed to the Receiving Party by a third party without obligations of confidentiality with respect thereto; or
(5) is subsequently independently discovered or developed by the Receiving Party without the aid, application or use of Disclosing Party’s Confidential Information.
5.9 Consents and Filings; Cooperation.
(a) The Parties shall (i) use commercially reasonable efforts to cause to be taken all actions necessary to consummate the transactions contemplated by this Agreement and each of the Ancillary Agreements and (ii) reasonably cooperate with the other Parties and provide the other Parties with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement. Without limiting the generality of the foregoing, each Party shall use reasonable best efforts to: (i) make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the transactions contemplated by this Agreement and each of the Ancillary Agreements, (ii) obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the transactions contemplated by this Agreement and each of the Ancillary Agreements or for such Specified Contract to remain in full force and effect, (iii) lift any injunction prohibiting, or any other legal bar to, the transactions contemplated by this Agreement and each of the Ancillary Agreements and (iv) satisfy the conditions precedent to the consummation of the transactions contemplated by this Agreement.
(b) If so required by the SEC or the staff thereof, Sellers, as applicable, shall (i) retain auditors to provide to Purchaser carveout financial statements of the applicable Seller in compliance with Regulation S-X under the Securities Act, as and when needed to (A) satisfy Purchaser’s reporting obligations, including the Proxy Statement, Form 8-K, Form 10-Q or Form 10-K (or any amendments thereto), in connection with the Contemplated Transactions, including audited, interim and pro forma statements as may be required in accordance with Regulation S-X or (B) satisfy the requirements of the Securities Act, including audited, interim and pro forma statements as may be required in accordance with Regulation S-X, in connection with the Purchaser’s preparation and filing of any registration statement on Form S-1 or Form S-3 for the sale or re-sale of securities issued in connection with the financing of the Contemplated Transactions, and (ii) use its reasonable best efforts to cause such auditors to consent to the inclusion of such financial statements of the applicable Seller in Purchaser’s filings, as appropriate, including by providing such auditors with a reasonable and customary representation letter in connection therewith.
5.10 Public Announcements. On and after the date hereof and through the Closing Date, the Parties shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Contemplated Transactions, and neither Party shall issue any press release or make any public statement with respect to this Agreement or the Contemplated Transactions prior to obtaining the other Party’s written consent (which consent shall not be unreasonably withheld, conditioned or delayed), except that no such consent shall be required to the extent disclosure may be required under applicable Law, including applicable securities Laws, or the listing requirements of any exchange on which securities of such Party are listed or traded; provided, that the disclosing Party will, unless impracticable, promptly provide the other Party with written notice of such press release or public statement and consider any comments in good faith.
5.11 Securities Registration; Cooperation.
(a) Sellers and Purchaser shall take all reasonably necessary action on its part such that the issuance of shares of Purchaser Common Stock comprising the Closing Consideration pursuant to this Agreement is exempt from registration under the Securities Act in reliance upon Rule 506 of Regulation D or Section 4(a)(2) of the Securities Act. Each certificate or book entry representing shares of Purchaser Common Stock shall, until such time that such securities are not so restricted under the Securities Act, bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities applicable Law or otherwise, if any):
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.”
(b) As promptly as reasonably practicable after the Closing Date (and in any event within thirty (30) days of the Closing Date), Purchaser shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 or such other form under the Securities Act that may then be available (the “Registration Statement”), with respect to the resale of the Purchaser Common Stock comprising the Closing Consideration (the “Registrable Securities”). Factor shall furnish all information reasonably requested by Purchaser and as shall be reasonably required in connection with the Registration Statement, including the plan of distribution to be included therein. Purchaser shall use reasonable best efforts to have the Registration Statement declared effective by the SEC as promptly as reasonably practicable. Purchaser shall use reasonable best efforts to keep the

Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by Erigen or its equityholders (collectively, the “Holders”) of the Registrable Securities covered thereby until such time as (i) all Registrable Securities covered by the Registration Statement have been resold or (ii) the Registrable Securities may be resold by the Holders without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144 promulgated under the Securities Act.
(c) Purchaser shall promptly notify the Holders of the effectiveness of the Registration Statement and any supplement to the Registration Statement and shall furnish to the Holders, without charge, such number of copies of any related prospectus to be used in connection with the sale or disposition of the securities covered thereby.
(d) Purchaser will prepare and file with the SEC any amendments, post-effective amendments or supplements to the Registration Statement or any related prospectus, as applicable, that, may be necessary to keep such Registration Statement effective as required by this Agreement and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby.
(e) Purchaser shall, in connection with the filing of the Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Securities under the securities or “blue sky” laws of such states as the Holders may reasonably request, and Purchaser shall use its best efforts to cause such filings to become effective in a timely manner; provided, however, that Purchaser shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state or subject itself to general taxation in any such jurisdiction or provide any undertakings that cause the Purchaser undue expense or burden.
(f) Factor and each Holder shall cooperate with Purchaser and use commercially reasonable efforts to furnish any information that is required to be included in the Form S-1. Factor and each Holder shall, upon request, furnish to Purchaser all information concerning itself, or its directors, officers and equityholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Purchaser to the SEC or the Nasdaq in connection with the issuance of the Closing Consideration and the Registration Statement. If at any time prior to the effectiveness of the Registration Statement, any information relating to the Holders, or any of their Affiliates, officers, directors or equityholders, should be discovered by Factor, the Holders or Purchaser that should be set forth in an amendment or supplement to the Registration Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading, the party that discovers such information shall as promptly as reasonably practicable notify the other party hereto and an appropriate amendment or supplement describing such information shall as promptly as reasonably practicable be prepared and filed with the SEC.
(g) Purchaser shall pay all expenses incurred by it in complying with its obligations under this Section 5.11, including registration and filing fees, listing fees, printing expenses, messenger and delivery expenses, and fees and expenses of Purchaser’s counsel and accountant. Each Holder shall pay all expenses incurred by such Holder in connection with the disposition of its Registrable Securities, including any broker’s fees or commissions, selling expenses, messenger and delivery expenses, and fees and expenses of any counsel retained by such Holder.
5.12 Post-Closing Governance Matters. The Parties shall take all necessary action so that Matt Angel, Ph.D. is appointed as the President and Chief Executive Officer and a Class I director of Purchaser, effective immediately after the Closing, and that the Purchaser Board is comprised of five members, including Dr. Angel, subject to any increase necessary to maintain the listing of the Purchaser Common Stock on Nasdaq post-Closing, with such increase and any director nominee to fill the vacancy created by such increase to be agreed upon by Dr. Angel (not to be unreasonably withheld, conditioned or delayed).
5.13 Purchaser Warrants. Each holder of Purchaser Common Stock as of a record date prior to Closing shall be entitled to receive a warrant to purchase one share of Purchaser Common Stock, to be issued by Purchaser in accordance with the terms and conditions of the Warrant Agreement and Purchaser Warrant, for each share of Purchaser Common Stock held by such holder as of such record date.

5.14 Indemnification of Officers and Directors.
(a) From the Closing Date through the sixth anniversary of the Closing Date, Purchaser shall indemnify and hold harmless each individual who, at or prior to the Closing, was a director or officer of Purchaser (the “D&O Indemnified Parties”), against all claims, losses, Liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements (collectively, “Costs”), incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director or officer of Purchaser, whether asserted or claimed prior to, at or after the Closing, in each case, to the fullest extent permitted under the DGCL. Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from Purchaser, jointly and severally, upon receipt by Purchaser from the D&O Indemnified Party of a request therefor.
(b) The provisions of the Purchaser Charter and Purchaser’s bylaws with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Purchaser that are presently set forth in the Purchaser Charter and Purchaser’s bylaws shall not be amended, modified or repealed for a period of six years from the Closing in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Closing, were officers or directors of Purchaser, unless such modification is required by applicable Law.
(c) From and after the Closing, Purchaser shall fulfill and honor in all respects the obligations to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Purchaser Charter and Purchaser’s bylaws and pursuant to any indemnification agreements between Purchaser and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Closing.
(d) Purchaser shall, effective as of the Closing (or prior thereto), procure through a nationally recognized broker a fully prepaid six-year “run-off” tail policy (the “D&O Tail”) under Purchaser’s existing D&O insurance policy for the benefit of the D&O Indemnified Parties who are currently covered by such existing policy with respect to their acts and omissions occurring prior to the Closing in their capacities as directors and officers of Purchaser (as applicable), on terms with respect to coverage, deductibles and amounts no less favorable than the existing policy and subject to reasonable advance consultation with Factor. Purchaser shall maintain the D&O Tail in full force and effect until the sixth anniversary of the Closing Date, and continue to honor the obligations thereunder.
(e) The provisions of this Section 5.14 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Purchaser by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.
(f) In the event Purchaser or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Purchaser shall succeed to the obligations set forth in this Section 5.14.
(g) Purchaser acknowledges and agrees that neither Sellers nor any of their Affiliates shall have any obligation under this Section 5.14 to indemnify, reimburse or otherwise fund any premiums, retentions, deductibles, defense costs, judgments, settlements or other losses relating to the D&O Tail or any other claim covered (or alleged to be covered) by this Section 5.14.
5.15 Notification of Certain Matters. Each Party shall give prompt written notice to the other Party of (a) the occurrence or non-occurrence of any change, condition or event, the occurrence or non-occurrence of which would cause a breach of a representation or warranty or covenant of such notifying Party contained in this Agreement, which breach would cause, in the case that either Seller is such notified Party, any of the conditions to the obligations of Sellers to consummate the Contemplated Transactions set forth in Section 7.1 or Section 7.2, or in the case that Purchaser is such notified Party, any of the conditions to the obligations of Purchaser to consummate the Contemplated Transactions set forth in Section 7.1 or Section 7.3, not to be satisfied, or (b) any written notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the consummation of the Contemplated Transactions or (c) any Action pending or, to Sellers’ Knowledge or Purchaser’s knowledge, as applicable, threatened in writing against a Party or the Parties relating to the Contemplated Transactions. The failure to deliver such notice shall not be deemed a breach of a covenant for the purposes of Section 7.
5.16 Wrong Pockets. After the Closing, (a) if either Party determines that any asset that is not a Purchased Asset or any Excluded Liability is transferred by Sellers or any Affiliate to Purchaser or its Affiliates, such asset or Excluded Liability shall be promptly transferred back to the applicable Seller (or one of its Affiliates designated by Seller) without the payment of any additional consideration and (b) if either Party determines that any Purchased Asset or any Assumed Liability is held by either Seller or any Affiliate, such Purchased Asset or Assumed Liability shall be promptly transferred to Purchaser (or one of its Affiliates designated by Purchaser) without the payment of any additional consideration.
5.17 No Transfer of Employees. Unless the Parties otherwise agrees in writing, the Contemplated Transactions shall not in any way impact or affect the employment or similar service provider relationships between Sellers and each of their employees, contractors and other service providers. Each Seller shall be solely responsible, and Purchaser shall have no obligations whatsoever for, any compensation or other amounts payable to any current or former employees, contractors or other service providers of Sellers or any Affiliates (other than pursuant to the Employment Agreement), including hourly pay, commission, bonus, salary, accrued vacation, fringe, pension or profit sharing benefits or severance pay, and the satisfaction of all claims for medical.
5.18 Transaction Litigation. During the Pre-Closing Period, Purchaser, on the one hand, and Sellers, on the other hand, shall each notify the other promptly after learning of any shareholder demand or other Action or Legal Proceeding brought by a shareholder, whether or not before any Governmental Entity (including derivative claims), relating to this Agreement, or any of the transactions contemplated hereby (collectively, “Transaction Litigation”), commenced against (a) in the case of Purchaser, Purchaser, any of Purchaser’s Affiliates or any of their respective directors or officers (in their capacity as such), or (b) in the case of Sellers, Sellers, any of their Affiliates or any of their respective managers, directors or officers (in their capacity as such). Purchaser and Sellers shall each (i) keep the other party reasonably informed regarding any Transaction Litigation, (ii) give the other party the opportunity to, at such other party’s own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other party in connection with the defense, settlement and compromise of any such Transaction Litigation, (iii) consider in good faith the other’s advice with respect to any such Transaction Litigation, and (iv) reasonably cooperate with each other with respect to any Transaction Litigation; provided, however, that in no event shall (x) Sellers, any of Sellers’ Affiliates or any of their respective Representatives settle or compromise any Transaction Litigation without the prior written consent of Purchaser (such consent not to be unreasonably withheld, conditioned or delayed) or (y) Purchaser, any of Purchaser’s Affiliates or any of their respective Representatives settle or compromise any Transaction Litigation without Factor’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed).
5.19 No Challenge to Adequacy of Consideration. Each Party covenants and agrees that neither it nor any of its Affiliates, Representatives, successors or assigns shall assert or support any claim, in any Legal Proceeding or otherwise, that the Closing Consideration in exchange for the Purchased Assets and other consideration provided under this Agreement were not fair market value, were inadequate or constituted less than reasonably equivalent value. Each Party further agrees that it will not seek to unwind, rescind, or challenge the validity of this Agreement on the basis of any such assertion.
5.20 Nasdaq Listing. Purchaser shall use its reasonable best efforts to (a) maintain the listing of the Purchaser Common Stock on Nasdaq until the Closing Date; (b) prepare and submit to Nasdaq all forms and supporting documentation as required by Nasdaq, including a Notification Form: Listing of Additional Shares, for the listing of the Purchaser Common Stock and the shares of Common Stock issuable upon exercise of the Purchaser Warrants, and Nasdaq shall have raised no objection to such notices and the transactions contemplated hereby; and (c) prepare and submit to Nasdaq a listing application covering the Purchaser Warrants and, if required under Nasdaq rules and regulations, the Purchaser Common Stock. The Parties will use commercially reasonable efforts to coordinate with respect to compliance with Nasdaq rules and regulations. Each of the Sellers will cooperate as reasonably requested by Purchaser with respect to any listing application and promptly furnish to Purchaser all information concerning itself and its equityholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.20.

5.21 Pre-Closing Financing Cooperation. Each of the Sellers shall cooperate with Purchaser and provide Purchaser with such assistance as may be reasonably requested for the purpose of facilitating the timely consummation of the Pre-Closing Financing and performance by each Party of its respective obligations under this Agreement and the Ancillary Agreements with respect to the Pre-Closing Financing.
6.	TAX MATTERS
6.1 Transfer Taxes. Purchaser and Factor shall each bear 50% of sales, value added, transfer, stamp, registration, documentary, real property, personal property or similar Taxes incurred as a result of the Contemplated Transactions and imposed on Erigen or Purchaser (“Transfer Taxes”). For the avoidance of doubt, “Transfer Taxes” shall not include any Taxes based on income or any withholding Taxes. The Party customarily responsible under applicable Law shall file all related Returns, and the non-preparing Party shall cooperate in duly and properly preparing, executing, and filing any certificates or other documents required to be filed in connection with such Transfer Taxes.
6.2 Liquidation. Within ten (10) Business Days of the Closing Date, Erigen shall effect the Erigen Liquidation and promptly provide to Purchaser evidence thereof reasonably acceptable by Purchaser.
6.3 Straddle Periods. All real property Taxes, person property Taxes and similar ad valorem Taxes levied with respect to the Purchased Assets for a Straddle Period shall be apportioned between Erigen and the Purchaser as of the Closing based on the number of days of such taxable period included in the Pre-Closing Tax Period and the number of days of such taxable period included in the Post-Closing Tax Period. Erigen shall be liable for the proportionate amount of such Taxes that is attributable to the Pre-Closing Tax Period, and Purchaser shall be liable for the proportionate amount of such Taxes that is attributable to the Post-Closing Tax Period. All other Taxes (including, but not limited to, income, payroll, withholding, gross receipts, and sales Tax) imposed or levied with respect to the Purchased Assets for a Straddle Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date and Erigen shall be liable for the portion of such Straddle Period that that ends on (and includes) the Closing Date.
6.4 Later Imposed Withholding. In the event that Purchaser does not withhold Taxes from a payment to Erigen under this Agreement, and a Governmental Entity asserts in writing that such payment was subject to withholding Taxes, Erigen agrees to indemnify Purchaser for any withholding Taxes imposed on Purchaser with respect to such payments, together with any penalties and interest imposed in connection therewith (collectively “Later Imposed Withholding”). At Purchaser’s election, (a) Purchaser may offset the amount of such Later Imposed Withholding from future payments due to Erigen under this Agreement, or (b) Erigen shall pay the amount of such Later Imposed Withholding to Purchaser promptly upon request. Promptly following Purchaser withholding any Later Imposed Withholding or Erigen remitting any Later Imposed Withholding to Purchaser, Purchaser will (i) pay to the relevant Governmental Entity the amount of such Later Imposed Withholding; and (ii) provide evidence of such payment to Erigen on a reasonable and timely basis.
6.5 Tax Cooperation. In connection with the preparation and filing of Tax Returns, or the preparation for or defense against any audits, examinations or any other proceedings relating to Taxes with respect to the Purchased Assets, the Parties will cooperate on a reasonable basis with each other, including the furnishing or making available during normal business hours of records, personnel (as reasonably required and in such manner as not to interfere unreasonably with the conduct of the businesses of the Purchaser or Erigen), books of account, powers of attorney or other materials necessary or helpful for the preparation of such Tax Returns and the conduct of such audits, examinations or other proceedings.
6.6 Tax-Free Reorganization. The Parties intend that the transactions contemplated by this Agreement shall constitute a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and that this Agreement shall constitute a “plan of reorganization” within the meaning of Treasury Regulations promulgated under Section 368 of the Code (the “Intended Tax Treatment”). Each of Purchaser and Erigen and their respective Affiliates shall (a) use commercially reasonable efforts to cause the transactions contemplated by this Agreement to qualify as a reorganization within the meaning of Section 368(a)(1)(C) of the Code, (b) unless (i) otherwise required by applicable Law, (ii) Erigen breaches the representations and warranties set forth in Sections 3.11(g) or 3.19 or (iii) Erigen fails to effect the Erigen Liquidation, report the transactions consistently with the Intended Tax Treatment for all U.S. federal income tax purposes, and (c) not take any action, or fail to take any action, that would reasonably be expected to cause such treatment not to apply. Notwithstanding anything in this Agreement to the contrary, Purchaser makes no representations or warranties to Sellers regarding the Tax treatment of the transactions contemplated by this Agreement, or any of the Tax consequences to Sellers or any equityholder of Sellers of this Agreement, the Contemplated Transactions or any of the other transactions or agreements contemplated hereby. Each Seller acknowledges that such Seller is relying solely on its own Tax advisors in connection with this Agreement and the transactions and agreements contemplated hereby.
7.	CONDITIONS TO CLOSING
7.1 Mutual Conditions. The respective obligations of Purchaser and Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by either Party in its sole discretion (provided, that such waiver shall only be effective as to the obligations of such Party):
(a) No Injunction or Prohibition. There shall not have been issued by any court of competent jurisdiction and remain in effect any Order, (temporary, preliminary or permanent) preventing the consummation of the Contemplated Transactions, nor shall any applicable Law or Order promulgated, entered, enforced, enacted, issued or deemed applicable to the Contemplated Transactions by any Governmental Entity be in effect which, directly or indirectly, prohibits or makes illegal the consummation of the Contemplated Transactions.
(b) Purchaser Stockholder Approval. Purchaser shall have obtained the Required Purchaser Stockholder Vote.
(c) Pre-Closing Financing. The Pre-Closing Financing shall have been consummated, or shall be consummated simultaneously with the Closing, and Purchaser shall have received, or will receive at the Closing, at least $5,000,000 in connection with the consummation thereof.
(d) Nasdaq Listing. The shares of Purchaser Common Stock and Purchaser Warrants to be issued in connection with the Contemplated Transactions pursuant to this Agreement shall have been approved for listing and/or Nasdaq has raised no objection to the listing (subject to official notice of issuance) on Nasdaq as of the Closing.
7.2 Conditions to Obligations of Sellers. The obligations of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Factor in its sole discretion:
(a) Representations and Warranties. (i) The representations and warranties (other than Purchaser Fundamental Representations) of Purchaser contained in this Agreement shall be true and correct when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date (it being understood that, for purposes of determining the accuracy of such representations and warranties, all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded), except where the failure of any such representations and warranties to be true and correct has not had, individually or in the aggregate, a Purchaser Material Adverse Effect, and (ii) the Purchaser Fundamental Representations contained in this Agreement shall be true and correct in all material respects when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct in all material respects as of such specified date (it being understood that, for purposes of determining the accuracy of such representations and warranties, all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded).
(b) Performance of Covenants. Purchaser shall have materially performed all obligations and agreements and complied in all material respects with all covenants and conditions required by this Agreement to be performed by Purchaser prior to or at the Closing.
(c) No Purchaser Material Adverse Effect. Since the date of this Agreement, no Purchaser Material Adverse Effect shall have occurred and be continuing.
(d) Closing Certificate. Sellers shall have received from Purchaser a certificate to the effect set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c), signed by an executive officer thereof.
(e) Deliveries. Sellers shall have received an executed copy of each of the documents listed in Section 2.6(c).

(f) CEO Appointment. Purchaser shall have appointed Matt Angel, Ph.D. as the President and Chief Executive Officer of Purchaser effective as of the Closing, and Purchaser and Dr. Angel shall have entered into an employment agreement in the form attached hereto as Exhibit B (the “Employment Agreement”), which shall be in full force and effect and shall not have been revoked, rescinded or otherwise terminated by Purchaser as of the Closing.
7.3 Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Purchaser in its sole discretion:
(a) Representations and Warranties. (i) The representations and warranties (other than Seller Fundamental Representations) of Sellers contained in this Agreement shall be true and correct when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date (it being understood that, for purposes of determining the accuracy of such representations and warranties, all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded), except where the failure of any such representations and warranties to be true and correct has not had, individually or in the aggregate, a Program Material Adverse Effect, and (ii) the Seller Fundamental Representations contained in this Agreement shall be true and correct in all material respects when made and as of the Closing Date, or in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct in all material respects as of such specified date (it being understood that, for purposes of determining the accuracy of such representations and warranties, all “Material Adverse Effect” qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded).
(b) Performance of Covenants. Each Seller shall have materially performed all obligations and agreements and complied in all material respects with all covenants and conditions required by this Agreement to be performed by such Seller prior to or at the Closing.
(c) No Program Material Adverse Effect. Since the date of this Agreement, no Program Material Adverse Effect shall have occurred and be continuing.
(d) Closing Certificate. Purchaser shall have received a certificate to the effect set forth in Section 7.3(a), Section 7.3(b) and Section 7.3(c), signed by an executive officer of Factor.
(e) Deliveries. Purchaser shall have received an executed copy of each of the documents listed in Section 2.6(d).
(f) Post-Closing Financing. The Commitment Letter shall be in full force and effect and shall not have been revoked by any party thereto as of the Closing.
(g) Purchaser Warrants. The Purchaser Warrants shall have been issued.
(h) Lock-Up Agreement. Purchaser shall have received the Lock-Up Agreement duly executed by Erigen, which shall be in full force and effect and shall not have been revoked by Erigen.
8.	INDEMNIFICATION
8.1 Survival.
(a) All of the representations, warranties and covenants of Sellers and Purchaser set forth in this Agreement shall terminate and expire at the Closing; provided, that (i) the Seller Fundamental Representations contained in Sections 3.4(b) (Sufficiency of Assets) and 3.8 (Intellectual Property) shall survive until 11:59 pm Pacific Time on the date that is three years following the Closing Date, (ii) all other Seller Fundamental Representations shall survive until 11:59 pm Pacific Time on the date that is five years following the Closing Date, and (iii) any covenants of Sellers that are due to be performed (x) at or prior to Closing shall survive until 11:59 pm Pacific Time on the date that is fifteen (15) months following the Closing Date and (y) after the Closing shall continue in effect and expire in accordance with their respective terms.
(b) If the Closing occurs, Sellers shall not have any liability for Losses unless a good faith written notice of a bona fide claim for indemnification pursuant to this Section 8 (a “Claim Notice”) is given by the Indemnified Party to Sellers prior to the expiration of the survival period for such representation, warranty, covenant or agreement, in which case such representation, warranty, covenant or agreement shall survive as to such claim until such claim has been finally resolved, without the requirement of commencing any Action in order to extend such survival period or preserve such claim.
(c) It is the express intent of the Parties that, if the applicable survival period for an item as contemplated by this Section 8 is shorter than the statute of limitations that would otherwise have been applicable to such item, then, by contract, the applicable statute of limitations with respect to such item shall be reduced to the shortened survival period contemplated by this Agreement. The Parties further acknowledge that the time periods set forth in this Section 8.1 for the assertion of claims under this Agreement are the result of arms-length negotiation among the Parties and that they intend for the time periods to be enforced as agreed by and among the Parties. The period of time prescribed for the commencement of any Action directly or indirectly based upon the representations and warranties of Sellers set forth in this Agreement, regardless of the nature of the claims or causes of action alleged therein, and regardless of whether under this Agreement or otherwise, shall expire on the applicable expiration date if a Claim Notice with respect thereto has not properly been given and in no event shall any such Action be brought after such date.
8.2 Indemnification.
(a) Sellers shall, on a joint and several basis, defend, indemnify and hold harmless Purchaser and its Affiliates and their respective Representatives, successors and assigns (collectively, the “Indemnified Parties” and each, an “Indemnified Party”) from and against any and all Losses actually incurred by any Indemnified Party as a result of or arising out of:
(i) any breach of any Seller Fundamental Representation as of the date of this Agreement or as of the Closing Date (except to the extent expressly made as of an earlier date, in which case any breach of such representations and warranties as of such earlier date);
(ii) any breach of any covenant of Sellers contained in this Agreement that is due to be performed at or prior to Closing; and
(iii) any Excluded Liabilities.
8.3 Procedures
(a) In respect of a claim arising out of or involving a Loss by any Person against an Indemnified Party (such claim a “Third Party Claim”), such Indemnified Party shall deliver a Claim Notice in respect thereof to Seller (the “Indemnifying Party”) with reasonable promptness after receipt by the Indemnified Party of notice of the Third Party Claim, and shall provide the Indemnifying Party with (i) the specific subsection of Section 8.2 upon which the Indemnified Party is basing its claim and, if applicable, the representation and warranty or covenant alleged to have been breached by the Indemnifying Party; (ii) a reasonably detailed description of the facts and circumstances giving rise to the claim to the extent that such information is available to the Indemnified Party; and (iii) to the extent estimable, a good faith estimate of the total amount of, the Losses actually incurred or expected to be incurred by the Indemnified Party with respect to such claim. The failure to timely deliver a Claim Notice, however, shall not release the Indemnifying Party from any of its obligations under this Section 8 except to the extent that the Indemnifying Party is materially prejudiced by such failure. The existence of any Third Party Claim shall not create a presumption of any indemnification obligation of any party to this Agreement or any breach of any representations, warranties or covenants set forth in this Agreement or any Ancillary Agreement.
(b) The Indemnifying Party shall have the right, upon written notice to the Indemnified Party within 30 days of receipt of a Claim Notice from the Indemnified Party in respect of such Third Party Claim, to assume the defense thereof at the expense of the Indemnifying Party with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not expressly elect to assume the defense of such Third Party Claim within the time period and otherwise in accordance with the first sentence of this Section 8.3(b), the Indemnified Party shall have the sole right to assume the defense of such Third Party Claim; provided, however, that any settlement of such Third Party Claim entered into by the Indemnified Party without the Indemnifying Party’s prior written consent (not to be unreasonably withheld, conditioned or delayed) shall not be determinative of the existence or amount of any indemnifiable Losses. The party not controlling the defense of the Third Party Claim shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such party unless, in the opinion of outside counsel to the Indemnified Party, it is advisable for the Indemnified Party to be represented by separate counsel due to actual or potential conflicts of interest, in which case the Indemnified Party shall have the right to employ counsel to represent it and in that event the reasonable documented out-of-pocket fees and expenses of such separate counsel shall be paid by the Indemnifying Party.
(c) The party not controlling the Third Party Claim (the “Non-Controlling Party”) shall reasonably cooperate with the party controlling the Third Party Claim (the “Controlling Party”) in such defense and make available to the Controlling Party all witnesses, pertinent records, materials and information in the Non-Controlling Party’s possession or under the Non-Controlling Party’s control relating thereto as is reasonably required by the Controlling Party; provided, however, that such actions and cooperation by the Non-Controlling Party will not unduly disrupt the operations of the Non-Controlling Party’s business or cause the Non-Controlling Party to waive any statutory or common law privileges, breach any confidentiality obligations owed to Third Parties or otherwise cause any confidential information of the Non-Controlling Party to become public. The Controlling Party shall not, without the prior written consent of the Non-Controlling Party (which consent shall not be unreasonably withheld, conditioned or delayed), enter into any settlement or compromise or consent to the entry of any judgment with respect to such Third Party Claim; provided, however, that, if an Indemnifying Party is proposing to enter into any settlement or compromise or consent to the entry of any monetary judgment with respect to such Third Party Claims, such consent of Indemnified Party shall not be required if (i) the Indemnifying Party agrees to pay or cause to be paid any amounts payable pursuant to such settlement, compromise or judgment (net of applicable baskets and deductibles set forth in Section 8.4) and such settlement, compromise or judgment includes no admission of liability by or other obligation on the part of the Indemnified Party, and (ii) such settlement, compromise or judgment includes no finding or admission of liability by or other obligation or equitable remedies on the part of the Indemnified Party with respect to such Third Party Claim, and (iii) such claim, settlement, compromise or judgment includes an unconditional written release by the claimant or plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim.
(d) An Indemnified Party seeking indemnification in respect of, arising out of or involving a Loss that does not involve a Third Party Claim being asserted against or sought to be collected from such Indemnified Party (a “Direct Claim”) shall deliver a Claim Notice in respect thereof to the Indemnifying Party with reasonable promptness, and shall provide the Indemnifying Party with such information with respect thereto as the Indemnifying Party may reasonably request. The failure to timely deliver a Claim Notice, however, shall not release the Indemnifying Party from any of its obligations under this Section 8 except to the extent that the Indemnifying Party is materially prejudiced by such failure. The Indemnified Party shall reasonably cooperate and assist the Indemnifying Party in determining the validity of any claim for indemnity by the Indemnified Party and in otherwise resolving such matters, including providing reasonable access to and copies of information, records and documents relating to such matters, furnishing employees to assist in the investigation, defense and resolution of such matters; provided, however, that such actions and cooperation by the Non-Controlling Party will not unduly disrupt the operations of the Non-Controlling Party’s business or cause the Non-Controlling Party to waive any statutory or common law privileges, breach any confidentiality obligations owed to Third Parties or otherwise cause any confidential information of the Non-Controlling Party to become public. If the Indemnifying Party does not notify the Indemnified Party within 15 days following its receipt of a Claim Notice in respect of a Direct Claim that the Indemnifying Party disputes its liability to the Indemnified Party hereunder, such Direct Claim specified by the Indemnified Party in such Claim Notice shall be conclusively deemed a liability of the Indemnifying Party hereunder and the Indemnifying Party shall indemnify the Indemnified Party for such Losses (or, in the case of any notice in which the Losses (or any portion thereof) are estimated, the amount of such Losses (or such portion thereof) as finally determined) subject to the limitations of this Section 8. If the Indemnifying Party agrees that it has an indemnification obligation but asserts that it is obligated to pay a lesser amount than that claimed by the Indemnified Party, the Indemnifying Party shall indemnify the Indemnified Party for such Losses (or, in the case of any notice in which the Losses (or any portion thereof) are estimated, the amount of such Losses (or such portion thereof) as finally determined) subject to the limitations of this Section 8, without prejudice to or waiver of the Indemnified Party’s claim for the difference. If the Indemnifying Party contests the payment of all or part of the claimed amount, the Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve such dispute. If such dispute is not resolved within 30 days following the delivery by the Indemnifying Party of such response, the Indemnifying Party and the Indemnified Party shall each have the right to seek remedies in accordance with the provisions of Section 10.10.
(e) A Claim Notice shall, with respect to Third Party Claims, include copies of material communications and documentation, any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, bill or other document evidencing or asserting the same.
(f) To the extent the Indemnifying Party makes or is required to make any indemnification payment to the Indemnified Party, the Indemnifying Party will be entitled to exercise, and will be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any of the Indemnified Party’s Affiliates may have against any other Person with respect to any Losses or circumstances to which such indemnification payment is directly or indirectly related. The Indemnified Party will take such actions as the Indemnifying Party may reasonably request for the purpose of enabling the Indemnifying Party to perfect or exercise the Indemnifying Party’s right of subrogation hereunder.
8.4 Limits on Indemnification.
(a) Notwithstanding anything to the contrary contained in this Agreement, the maximum aggregate amount of indemnifiable Losses which may be recovered from Sellers arising out of or relating to the causes set forth in Sections 8.2(a)(i) and 8.2(a)(ii) shall be an amount equal to $76,400,893.80; provided, however, that the limitations herein shall not apply to Losses arising out of or relating to Fraud.
8.5 Tax Matters. All indemnification and other payments under this Section 8 shall, to the extent permitted by applicable Law, be treated for all income Tax purposes as adjustments to the Closing Consideration.
8.6 Payments. Once the amount of Losses is agreed to by the Indemnifying Party or finally determined to be payable pursuant to the terms of Section 8, the Indemnifying Party shall satisfy its obligations within 10 Business Days of such final determination by wire transfer of immediately available funds.
8.7 Exclusive Remedy. Except pursuant to Section 10.10, the Parties acknowledge and agree that, from and after the Closing, this Section 8 will provide the sole and exclusive remedy of the Parties for any rights to indemnification, reimbursement or other remedies, including any breach of any representation, warranty, covenant or other claim arising out of or relating to this Agreement or the Contemplated Transactions. No Indemnified Party may avoid the limitations on liability, recovery and recourse set forth in this Section 8 by seeking damages for breach of contract, tort or pursuant to any other theory or liability. Nothing in this Section 8.7 shall limit any Person’s right to seek and obtain (i) specific performance or other equitable relief to which any Person shall be entitled to pursuant to Section 10.10, and (ii) claims for Fraud (as defined herein). All claims for indemnification shall be brought solely against the Parties hereto and shall be subject to the procedures of this Article 8. Other than in the case of Fraud, in no event shall any Person other than a Party to this Agreement (or its permitted successors and assigns) have any liability related to or arising out of this Agreement or the Contemplated Transactions.
9.	TERMINATION
9.1 Termination. This Agreement may be terminated at any time prior to the Closing:
(a) by mutual written consent of the Parties;
(b) by Factor, if Sellers are not then in material breach of their obligations under this Agreement and Purchaser breaches or fails to perform in any respect any of its representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.1 or Section 7.2, (B) cannot be or has not been cured within 30 days following delivery to Purchaser of written notice of such breach or failure to perform and (C) has not been waived by Seller;
(c) by Purchaser, if Purchaser is not then in material breach of its obligations under this Agreement and Sellers breach or fail to perform in any respect any of their representations, warranties or covenants contained in this Agreement and such breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.1 or Section 7.3, (B) cannot be or has not been cured within 30 days following delivery to Sellers of written notice of such breach or failure to perform and (C) has not been waived by Purchaser; or

(d) by either Factor or Purchaser if the Closing shall not have occurred by March 19, 2026 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(d) shall not be available if the failure of the Party so requesting termination to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to the End Date;
(e) by either Purchaser or Factor if (i) the Stockholders Meeting (including any adjournments and postponements thereof) shall have been held and completed and Purchaser’s stockholders shall have taken a final vote on the Purchaser Stockholder Matters and (ii) the Purchaser Stockholder Matters shall not have been approved at the Stockholders Meeting (or at any adjournment or postponement thereof) by the Required Purchaser Stockholder Vote;
(f) by Factor, if prior to obtaining the Required Purchaser Stockholder Vote, the Purchaser Board shall have effected an Adverse Recommendation Change;
(g) by Purchaser at any time prior to the approval of the Purchaser Stockholder Matters by the Required Purchaser Stockholder Vote in order to enter into a definitive agreement providing for a Superior Offer in compliance with Section 5.6; or
(h) by Purchaser, if the Pre-Closing Financing shall not have been consummated, or shall have been consummated with insufficient funds of less than an aggregate of $5,000,000, no later than December 5, 2025 (such date, the “Financing End Date”).
The Party seeking to terminate this Agreement pursuant to this Section 9.1 (other than pursuant to Section 9.1(a)) shall deliver to the other Parties a written termination notification stating that such Party is terminating this Agreement and setting forth a brief statement of the basis on which such Party is terminating this Agreement.
9.2 Effect of Termination; Termination Fee.
(a) Effect of Termination. Upon any termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and have no further force and effect, except (i) for the provisions of Section 5.4 (Confidentiality), Section 5.10 (Public Announcements), Section 10 (General Provisions), and this Section 9.2 and any other provision that by its terms expressly survives termination shall survive; (ii) nothing herein shall relieve any Party from liability for Fraud or any Willful and Material Breach of this Agreement occurring prior to termination, and (iii) termination shall not affect any rights or obligations that expressly accrued prior to termination, including the right to recover fees, costs and expenses pursuant to this Section 9.2.
(b) Termination Fee.
(i) Alternative Transaction Following End Date. If (A) this Agreement is terminated pursuant to Section 9.1(d) by either Party, (B) after the date hereof and prior to the date of such termination a bona fide Acquisition Proposal is publicly disclosed, and is not publicly withdrawn at least three Business Days prior to the earlier of the date of the Stockholders Meeting and the date of such termination, and (C) on or prior to such termination or within twelve (12) months thereafter (the “Purchaser Tail Period”) Purchaser or any of its Affiliates (x) enters into a definitive agreement for, or (y) consummates, any Acquisition Proposal (as defined, with respect to Purchaser), then Purchaser shall pay (or cause to be paid) to Factor a cash fee equal to $300,000 (the “Termination Fee”) on the later of (i) such termination and (ii) the earlier of (1) the execution of such definitive agreement and (2) the consummation of such Acquisition Proposal. No Termination Fee shall be payable pursuant to this Section 9.2(b)(i) if, at the time of termination under Section 9.1(d), any Seller was in Willful and Material Breach of this Agreement or had failed to satisfy any condition set forth in Section 7.3 that (x) would have resulted in a failure of the corresponding condition to Purchaser’s obligation to close and (y) was a principal cause of, or resulted in, the failure of the Closing to occur on or prior to the End Date. Solely for purposes of this Section 9.2(b)(i), the term “Acquisition Proposal” shall have the meaning assigned to such term herein, except that all references to “15%” therein shall be deemed to be references to “50%.”
(ii) Failure to Receive Required Purchaser Stockholder Vote. If (A) this Agreement is terminated pursuant to Section 9.1(e), (B) after the date hereof and prior to the date of such termination a bona fide Acquisition Proposal is publicly disclosed, and is not publicly withdrawn at least three Business Days prior to the earlier of the date of the Stockholders Meeting and the date of such termination, and (C) on or prior to such termination or within the Purchaser Tail Period, Purchaser (x) enters into a definitive agreement for, or (y) consummates, any Acquisition Proposal (with respect to Purchaser), then Purchaser shall pay (or cause to be paid) to Factor the Termination Fee on the later of (i) such termination and (ii) the earlier of (1) the execution of such definitive agreement and (2) the consummation of such Acquisition Proposal. No Termination Fee shall be payable pursuant to this Section 9.2(b)(ii) if, at the time of termination under Section 9.1(e), any Seller was in Willful and Material Breach of this Agreement or had failed to satisfy any condition set forth in Section 7.3 that (x) would have resulted in a failure of the corresponding condition to Purchaser’s obligation to close and (y) was a principal cause of, or resulted in, the failure to obtain the Required Purchaser Stockholder Vote. Solely for purposes of this Section 9.2(b)(ii), the term “Acquisition Proposal” shall have the meaning assigned to such term herein, except that all references to “15%” therein shall be deemed to be references to “50%.”
(iii) Purchaser Adverse Recommendation Change Termination. If Factor terminates this Agreement pursuant to Section 9.1(f), or if this Agreement is terminated by either Party at a time when Factor would be permitted to terminate pursuant to Section 9.1(f), then, within two (2) Business Days after such termination, Purchaser shall pay (or cause to be paid) to Factor the Termination Fee.
(iv) Purchaser Superior Offer Termination. If Purchaser terminates this Agreement pursuant to Section 9.1(g), concurrently with such termination Purchaser shall pay (or cause to be paid) to Factor the Termination Fee.
(v) Failure to Consummate the Pre-Closing Financing. Notwithstanding the obligations set forth in clauses (i) through (iv), if this Agreement is terminated by either Party pursuant to Sections 9.1(d), 9.1(e) or 9.1(h) after the Financing End Date, no Termination Fee shall be payable by Purchaser.
(vi) Payment Mechanics. All amounts payable by Purchaser under this Section 9.2 shall be paid by wire transfer of immediately available funds to an account designated in writing by Factor (which account shall be designated upon Purchaser’s written request). Any amount not paid when due shall accrue interest from (and including) the due date to (but excluding) the date of payment at a rate per annum equal to the lesser of (x) the prime rate as published in The Wall Street Journal and (y) the maximum rate permitted by Law. Purchaser shall reimburse Factor for its reasonable enforcement costs, including reasonable attorneys’ fees, incurred to collect any overdue amount.
(vii) Acknowledgment; Exclusive Monetary Remedy. Each Party acknowledges that the agreements contained in this Section 9.2 are an integral part of the Contemplated Transactions and that, without such agreements, the Parties would not enter into this Agreement. Each Party further acknowledges that the Termination Fee is liquidated damages, constituting a reasonable estimate of the losses suffered in the circumstances in which such fee becomes payable. Notwithstanding anything to the contrary herein and without limiting either Party’s right to specific performance in accordance with Section 10.10 or a Party’s right to seek monetary damages for Fraud or Willful and Material Breach, (A) if (and only if) the full Termination Fee and accrued interest, if any, under Section 9.2(b)(vi) is paid in full, then the Termination Fee (together with such expenses and interest actually paid) shall be the sole and exclusive monetary remedy of Factor with respect to the facts and circumstances giving rise to the obligation to pay the Termination Fee under Sections 9.2(b)(i), 9.2(b)(ii), 9.2(b)(iii) or 9.2(b)(iv) and (B) upon Factor’s receipt of the full Termination Fee pursuant to this Section 9.2 in circumstances in which the Termination Fee is payable pursuant to Section 9.2(b), none of Purchaser, or its Subsidiaries or any of their respective former, current or future officers, directors, partners, stockholders, managers, members, agents or affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Contemplated Transactions. For the avoidance of doubt, (1) the exclusive remedy limitation shall not apply to claims arising from Purchaser’s Fraud or Willful and Material Breach (including any failure to close when otherwise required), and (2) Factor may seek specific performance to cause Purchaser to consummate the Contemplated Transactions in accordance with Section 10.10 or, alternatively, seek payment of the Termination Fee pursuant to this Section 9.2(b), but in no event shall Factor be entitled to both (x) specific performance to cause Purchaser to consummate the Contemplated Transactions in accordance with Section 10.10 and (y) the payment of the Termination Fee pursuant to this Section 9.2.

(viii) No Multiple Recovery. In no event shall Purchaser be obligated to pay (or cause to be paid) the Termination Fee on more than one occasion; provided that payment of the Termination Fee shall be without prejudice to Factor’s right to recover interest and enforcement costs under Section 9.2(b)(vi), and shall not limit Factor’s rights with respect to Fraud or Willful and Material Breach occurring prior to termination.
10.	GENERAL PROVISIONS
10.1 Fees and Expenses. Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the Ancillary Agreements and the Contemplated Transactions shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated.
10.2 Amendments. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each Party.
10.3 Waiver. No failure or delay of either Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of either Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.
10.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, (b) if e-mail, upon written confirmation of receipt by e-mail or otherwise, or (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

If to Purchaser, to:	Tempest Therapeutics, Inc.
2000 Sierra Point Parkway
Suite 400
Brisbane, CA 94005
	Attention:	Stephen Brady
	Email:	sbrady@tempesttx.com

With a copy (which shall not constitute notice) to:

Cooley LLP
1299 Pennsylvania Ave NW
Suite 700
Washington, DC 20004
	Attention:	Laura Berezin
Jaime Chase
William Sorabella
	Email:	lberezin@cooley.com
jchase@cooley.com
wsorabella@cooley.com

If to Erigen or Factor, to:	Factor Bioscience Inc.
1035 Cambridge Street
Suite 17B
Cambridge, MA 02141
	Attention:	Christopher Rohde, Ph.D
	Email:	chris.rohde@factorbio.com

With a copy (which shall not constitute notice) to:

Morse, Barnes-Brown & Pendleton, P.C.
480 Totten Pond Road, 4th Floor
Waltham, MA 02451
Attention:	Daniel J. Blanchard
Stanley F. Chalvire
Paul R. Rosie
Email:	dblanchard@morse.law
schalvire@morse.law
prosie@morse.law

10.5 Entire Agreement; Non-Reliance. This Agreement (including the Exhibits and Schedules hereto), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement, and supersede all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings between the Parties with respect to the subject matter hereof and thereof. Notwithstanding any oral agreement or course of conduct of the Parties or their Representatives to the contrary, no party to this Agreement shall be under any legal obligation to enter into or complete the Contemplated Transactions unless and until this Agreement shall have been executed and delivered by each of the Parties. Purchaser represents, acknowledges and agrees that, in entering into this Agreement and consummating the Contemplated Transactions, Purchaser has relied solely on the express written representations and warranties set forth in Article 3, and has not relied, and is not relying, on any other representation or warranty (whether written or oral, express or implied, at law or in equity) of Sellers or any other Person, including any information made available to Purchaser in any data room, presentation or other communication. Nothing in this Section limits Purchaser’s ability to bring a claim for Fraud.
10.6 No Third Party Beneficiaries. Except as provided in Section 8, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.
10.7 Sellers’ Obligations. Each Seller shall be jointly and severally liable for the obligations, covenants and agreements of each Seller under this Agreement.
10.8 Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 10.8, (c) waives any objection to laying venue in any such action or proceeding in such courts, (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party, (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.4 of this Agreement and (f) irrevocably and unconditionally waives the right to trial by jury.
10.9 Assignment; Successors. Except as otherwise set forth in this Agreement, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part by either Party without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void; provided, further, that Purchaser may assign this Agreement to any Affiliate of Purchaser without the prior consent of Sellers (provided, that such assignment shall not relieve Purchaser of its primary liability for its obligations hereunder or enlarge, alter or change any obligation of any other Party or due to Purchaser). Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

10.10 Specific Enforcement. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with their specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond, surety or other security in connection with any such order or injunction.
10.11 Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
10.12 Counterparts. This Agreement may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement. This Agreement may be executed by .PDF or by other means of electronic signature (including DocuSign), and the exchange of a fully executed Agreement (in counterparts or otherwise) by electronic means in .PDF format shall in each case create a valid and binding obligation of the party executing the same.
10.13 No Presumption Against Drafting Party. Each of the Parties acknowledges that each Party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
10.14 Disclosure Schedules. The Seller Disclosure Schedules have been arranged, for purposes of convenience only, as separate parts corresponding to the subsections of Section 3, and the Purchaser Disclosure Schedules have been arranged, for purposes of convenience only, as separate parts corresponding to the subsections of Section 4. The representations and warranties contained in Section 3 and Section 4 are subject to (a) the exceptions and disclosures set forth in the part of the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, as applicable, corresponding to the particular subsection of Section 3 or Section 4 in which such representation and warranty appears; (b) any exceptions or disclosures explicitly cross-referenced in such part of the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, as applicable, by reference to another part of the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, respectively; and (c) any exception or disclosure set forth in any other part of the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, as applicable, to the extent it is reasonably apparent on the face of such exception or disclosure that such exception or disclosure is intended to qualify another part of the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, respectively. No reference to or disclosure of any item or other matter in the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, as applicable, shall be construed as an admission or indication that such item or other matter is material (nor shall it establish a standard of materiality for any purpose whatsoever) or that such item or other matter is required to be referred to or disclosed in the Seller Disclosure Schedules or the Purchaser Disclosure Schedules, respectively. The information set forth in the Seller Disclosure Schedules and the Purchaser Disclosure Schedules is disclosed solely for the purposes of this Agreement, and no information set forth therein shall be deemed to be an admission by any Party to any Third Party of any matter whatsoever, including of any violation of law or breach of any agreement. The Seller Disclosure Schedules and the Purchaser Disclosure Schedules, and the information and disclosures contained therein, are intended only to qualify and limit the representations, warranties and covenants of Sellers, on the one hand, or Purchaser, on the other hand, respectively, contained in this Agreement.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ERIGEN:

Erigen LLC

By:	/s/ Matt Angel
Name: Matt Angel
Title: Manager

[Signature Page to Asset Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

FACTOR:

Factor Bioscience Inc.

By:	/s/ Christopher Rohde
Name: Christopher Rohde
Title: Chief Technology Officer

[Signature Page to Asset Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PURCHASER:

Tempest Therapeutics, Inc.

By:	/s/ Stephen R. Brady
Name: Stephen Brady
Title: Chief Executive Officer

[Signature Page to Asset Purchase Agreement]

APPENDIX C

FAIRNESS OPINION
MTS SECURITIES, LLC
CONFIDENTIAL
November 18, 2025
Board of Directors
Tempest Therapeutics, Inc.
2000 Sierra Point Parkway, Suite 400
Brisbane, California 94005
Members of the Board of Directors:
We understand that Tempest Therapeutics, Inc., a Delaware corporation (the “Company”), proposes to enter into an Asset Purchase Agreement and Plan of Reorganization, to be dated on or about the date hereof (the “Purchase Agreement”), by and among Erigen LLC, a Delaware limited liability company (“Erigen”), Factor Bioscience Inc., a Delaware corporation (“Factor” and, together with Erigen, the “Sellers” and each individually, a “Seller”) and the Company. Pursuant to the Purchase Agreement, the Company has agreed to purchase and assume from the Sellers, all of the Sellers’ right, title and interest in and to the Purchased Assets and the Assumed Liabilities. As provided in the Purchase Agreement, the purchase price for the Purchased Assets consists of: (i) 8,268,495 shares of the Company’s Common Stock, par value $0.001 per share (“Company Common Stock”) and (ii) the assumption by the Company of the Assumed Liabilities. The terms and conditions of the Contemplated Transactions are more fully set forth in the Purchase Agreement. Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.
You have requested our opinion as of the date hereof as to the fairness, from a financial point of view, to the Company of the Purchase Price to be paid by the Company pursuant to the Purchase Agreement. At your direction, our analysis did not include an evaluation of the Assumed Liabilities to be assumed by the Company, and therefore we disclaim any opinion with respect thereto. Accordingly, as used herein, the term “Purchase Price” refers only to the consideration specified in clause (i) of the prior paragraph.
In the course of performing our review and analyses for rendering the opinion set forth below, we have:
(i)	reviewed the financial terms of a draft copy of the Purchase Agreement as of November 17, 2025, which was the most recent draft available to us (the “Draft Purchase Agreement”);
(ii)	reviewed certain publicly available business and financial information concerning the Company and the Sellers and the industries in which they each operate;
(iii)	reviewed certain publicly available financial analyses and forecasts relating to each of the Company prepared by equity analysts who report on the Company;
(iv)
reviewed certain internal financial analyses and forecasts prepared by and provided to us by the management of the Sellers relating to the business of the Purchased Assets (the “Sellers’ Sellers Projections”) and certain internal financial analyses and forecasts prepared by and provided to us by the management of the Company relating to the Sellers’ Sellers Projections (the “Company’s Sellers Projections” and together with the Sellers’ Sellers Projections, the “Projections”);

(v)	conducted discussions with members of senior management and representatives of each of the Company and the Sellers concerning the matters described in clauses (ii)-(iv) above;
(vi)
analyzed public information with respect to certain other companies in lines of business that we believe to be comparable to that of the Purchased Assets, in whole or in part, including an analysis of current public market prices and resulting valuation statistics;

(vii)
reviewed the financial terms, to the extent publicly available, of certain other transactions involving the acquisition of companies we believe to be comparable to the Purchased Assets, in whole or in part;

(viii)	performed a discounted cash flow analysis of the Purchased Assets on a standalone basis based on the Company’s Sellers Projections; and
(ix)	performed other research and analysis and considered such other factors as we deemed appropriate.
In addition, we have conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as we have deemed necessary and appropriate in arriving at our opinion.
In arriving at the opinion set forth below, we have assumed and relied upon, without assuming liability or responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information that was publicly available or was provided to, discussed with or reviewed by us and upon the assurances of the management of the Company that they are not aware of any material relevant developments or matters related to the Company or the Sellers or that may affect the Contemplated Transactions that has been omitted or that remains undisclosed to us. The opinion set forth below does not address any legal, regulatory, tax, accounting or financial reporting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from other advisors, and we have relied with your consent on any assessments made by such other advisors to the Company with respect to such matters. Without limiting the foregoing, we have not considered any tax effects of the Contemplated Transactions or the form or transaction structure on any person or entity. We have not conducted any independent verification of the Projections, and we express no view as to the Projections or the assumptions on which they are each based. Without limiting the generality of the foregoing, with respect to the Projections, we have assumed, with your consent and based upon discussions with the Company’s management and the management of each Seller, that they have been reasonably prepared in good faith and that the Projections, including any estimates of certain potential benefits of the Contemplated Transactions prepared by the management of the Company or the management of each Seller and the timing to achieve such benefits, reflect the best currently available estimates and judgments of the management of the Company and the management of each Seller of the future results of operations and financial performance of the Company and the Sellers.
In arriving at our opinion set forth below, we have made no analysis of, and express no opinion as to, the adequacy of the reserves of the Company or the Sellers and have relied upon information supplied to us by the Company and the Sellers as to such adequacy. In addition, we have not made any independent evaluations or appraisals of the assets or liabilities (including any contingent derivatives or off-balance-sheet assets or liabilities) of the Company, the Sellers or any of their respective subsidiaries, and we have not been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company, the Sellers or any other entity under any state or federal law relating to bankruptcy, insolvency or similar matters. The analyses performed by us in connection with our opinion set forth below were going concern analyses. We express no opinion regarding the liquidation value of the Company, the Sellers or any other entity. We have assumed that there has been no material change in the assets, financial condition, business or prospects of the Company or the Sellers or any of their respective subsidiaries since the date of the most recent relevant financial statements or financial information made available to us. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company, the Sellers or any of their respective affiliates is a party or may be subject, and, at the direction of the Company and with your consent, the opinion set forth below makes no assumption concerning, and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters. We have also assumed that neither the Company nor the Sellers, nor any of their respective subsidiaries is party to any material pending transaction that has not been disclosed to us, including, without limitation, any financing, recapitalization, acquisition or merger, divestiture or spin-off, other than the Contemplated Transactions. We have not conducted, nor have we assumed any obligation to conduct, any physical inspection of the properties or facilities of the Company, the Sellers or any their respective subsidiaries. We also have not considered any potential legislative or regulatory changes currently being considered or that may be adopted by any governmental or regulatory bodies or any potential changes in accounting methods or generally accepted accounting principles that may be adopted.
We have assumed that the representations and warranties of each party contained in each of the Purchase Agreement and in all other related documents and instruments that are referred to therein are and will be true and correct as of the date or the dates made or deemed made, that each party thereto will fully and timely perform all of the covenants and agreements required to be performed by it under the Purchase Agreement and any other agreement contemplated thereby, that all conditions to the consummation of the Contemplated Transactions will be satisfied without waiver thereof and that the Contemplated Transactions will be consummated in accordance with the terms of the Purchase Agreement without waiver, modification or amendment of any term, condition or agreement thereof, including that the Company intends to seek to raise gross proceeds of at least $5,000,000 through the sale of shares of Company Common Stock, which will be consummated prior to Closing (the “Pre-Closing Financing”). The Pre-Closing Financing will have no impact on the Purchase Price, and accordingly, we express no opinion as to the terms and conditions thereof. We have assumed that the final form of the Purchase Agreement will be in all respects relevant to our analysis identical to the Draft Purchase Agreement. We have also assumed that any governmental, regulatory and other consents and approvals contemplated in connection with the Contemplated Transactions will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the Company, the Sellers or the benefits contemplated to be realized as a result of the Contemplated Transactions.
The opinion set forth below is necessarily based on economic, market, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, we do not have any obligation to update, revise or reaffirm the opinion set forth below.
The opinion set forth below addresses solely the fairness, from a financial point of view, to the Company of the Purchase Price to be paid by the Company in connection with the Contemplated Transactions and does not address any other terms in the Purchase Agreement or any other agreement relating to the Contemplated Transactions or any other aspect or implication of the Contemplated Transactions, including the terms and conditions of the Pre-Closing Financing. The opinion set forth below does not address the Company’s underlying business decision to proceed with the Contemplated Transactions or the relative merits of the Contemplated Transactions compared to other alternatives available to the Company. We express no opinion as to the prices or ranges of prices at which shares or other securities of any person, including shares of Company Common Stock, will trade at any time, including following the announcement or consummation of the Contemplated Transactions. For purposes of the opinion set forth below, we have not considered any impact of any additional rights or obligations of the Company pursuant to any other agreement entered into, or that may be entered into, by the Company in connection with the Contemplated Transactions. We have not been requested to opine as to, and the opinion set forth below does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Contemplated Transactions, or any class of such persons, relative to the consideration to be paid by the Company in connection with the Contemplated Transactions or with respect to the fairness of any such compensation. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of the Company or any alternative transaction.
It is understood that this letter and the opinion set forth below are provided to the Board of Directors of the Company for its information, benefit and use in connection with its consideration of the Contemplated Transactions and may not be used for any other purpose or disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Contemplated Transactions if such inclusion is required by applicable law. The opinion set forth below does not constitute a recommendation to the Board of Directors of the Company or any committee thereof or any stockholder of the Company or the Sellers as to how to vote or take any other action in connection with the Contemplated Transactions.
As part of our investment banking services, we are regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, and for other purposes. We have acted as the Company’s financial advisor in connection with the Contemplated Transactions and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Contemplated Transactions. We will receive a fee for rendering the opinion set forth below. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We may also seek to provide investment banking and/or financial advisory services to the Company, the Sellers or their respective affiliates in the future and would expect to receive fees for the rendering of any such services.

The opinion set forth below was reviewed and approved by a fairness committee of MTS Securities, LLC.
Based upon and subject to the foregoing, it is our opinion as of the date hereof that the Purchase Price to be paid by the Company to the Sellers pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.
Very truly yours,

MTS SECURITIES, LLC

APPENDIX D

AMENDMENT TO AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN
AMENDMENT NO. 1 TO TEMPEST THERAPEUTICS, INC.
AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN
In accordance with Section 2(b)(vii) of Tempest Therapeutics, Inc.’s (the “Company”) Amended and Restated 2023 Equity Incentive Plan (the “Plan”), the Plan is hereby amended as follows, subject to approval of the Company’s shareholders:
1.	Section 3(a) of the Plan is hereby deleted and replaced as follows:
Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 1,907,849 shares (the “Share Reserve”), which number includes (1) the Prior Available Reserve, plus (2) an additional 176,923 shares of Common Stock that were approved by the Company’s stockholders at the 2023 Annual Meeting of Stockholders, plus (3) an additional 1,410,000 shares of Common Stock that were approved by the Company’s stockholders at the 2025 Annual Meeting of Stockholders, plus (4) Returning Shares, if any, as such shares become available from time to time.
In addition, the Share Reserve will automatically increase on January 1st of each year, for a period commencing on January 1st of the year following the Effective Date and ending on (and including) January 1, 2033, in an amount equal to 4% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
2.	Section 3(c) of the Plan is hereby deleted and replaced as follows:
Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 7,000,000 shares of Common Stock.
This Amendment to the Plan (this “Amendment”) constitutes an integral part of the Plan. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to the Amendment.
Except as set forth herein, all of the terms and conditions of the Plan, as in effect prior to the effectiveness of this Amendment, shall continue to remain in full force and effect as originally stated therein.
Adopted by Board of Directors: November 30, 2025
D-1

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TEMPEST THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following nominee:

1. Election of Director

Nominee:	For	Withhold
1a. Geoff Nichol	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V82636-P41936

TEMPEST THERAPEUTICS, INC.
Annual Meeting of Stockholders
January 27, 2026 1:00 P.M. Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Stephen Brady and Nicholas Maestas, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TEMPEST THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held live via webcast at www.virtualshareholdermeeting.com/TPST2025 at 1:00 P.M., Pacific Time, on January 27, 2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side